UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2010 – June 30, 2010

Item 1. Reports to Shareholders.

CORE

Royce Pennsylvania Mutual Fund

Royce Heritage Fund

CORE + DIVIDENDS

Royce Total Return Fund

Royce Dividend Value Fund

QUALITY + FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce SMid-Cap Value Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Mid-Cap Fund

MICRO-CAP/OPPORTUNISTIC

Royce Micro-Cap Fund

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Discovery Fund

GLOBAL/INTERNATIONAL

Royce European

Smaller-Companies Fund

Royce Global Value Fund

Royce International

Smaller-Companies Fund

Royce Financial Services Fund

SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Fund Guide

Understanding How We Think About Our Portfolios

We are often asked, “If small companies are your primary area of focus, why are there so many Royce Funds?” To answer this question, we first point to the distinctive nature of the small-company universe. Small-cap is significantly larger than large-cap both in terms of names—with more than ten times the number of companies—and potential opportunities.

The universe has evolved over the last 15 years into a recognized, professional asset class with a high level of institutional acceptance. Today, there are many small-cap and micro-cap indices, as well as style indices and sector groupings. This is why we believe the size and diversity of the universe make it ideally suited for multiple offerings.

Small-cap and micro-cap securities also require their own particular approach. In addition, within each universe there are significant pockets of opportunity, such as dividend-paying companies, low-priced companies, high quality companies, etc., that go beyond classification by market cap. So while our portfolio managers share a common investment approach—one that emphasizes paying attention to risk and buying what each thinks are strong companies at attractively discounted prices—our portfolios also possess important distinctions that make each one unique.

Our Fund Guide is designed to help investors better understand both the different approaches and the common ground among our portfolios.

Each Fund Category provides insight into how the respective portfolios are managed, while a closer look at our materials allows investors to see other important differences—capitalization range, volatility, other investment themes, portfolio diversification—within each category. We think that understanding these differences can be helpful in asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios.

Investment Universe

Our universe consists of three markets: micro-cap, small-cap and mid-cap companies. The Funds may also invest in foreign securities to varying degrees.

U.S. Micro-Cap Market Caps up to $500 million
•  More than 3,400 companies
•  More than $370 billion in total capitalization

This area offers many choices, but also features limited trading volumes and higher volatility.

U.S. Small-Cap Market Caps between $500 million and $2.5 billion
•  More than 1,100 companies
•  More than $1.2 trillion in total capitalization

This segment is more efficient, offering greater trading volumes and narrower bid/ask spreads.	U.S. Mid-Cap Market Caps between $2.5 billion and $15 billion
•  More than 600 companies
•  More than $3.5 trillion in total capitalization

Mid-cap companies generally possess more established businesses that attract greater institutional interest and thus enjoy greater liquidity.

Foreign Securities
This market consists of more than 16,000 companies in developed countries, of which more than 7,500 are domiciled in Europe.
(Source: FactSet)

This page is not part of the 2010 Semiannual Report to Shareholders

We offer a number of Funds in the smaller company universe.

CORE
Royce Pennsylvania Mutual Fund

Royce Heritage Fund

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach. We select stocks in these Funds based on balance sheet quality, cash flow characteristics and high returns on invested capital. We developed our core approach during the 1970s and ’80s in our flagship Royce Pennsylvania Mutual Fund. These Funds also incorporate ideas used in other portfolios, such as low-priced stocks, dividend-paying stocks and international securities.

CORE + DIVIDENDS
Royce Total Return Fund

Royce Dividend Value Fund

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach. We believe that an investment strategy that seeks both long-term growth and current income has the potential to generate above-average absolute returns over full market cycles with less volatility. These Funds may also invest a portion of the portfolio in fixed income securities, such as convertible bonds.

QUALITY + FOCUSED
Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce SMid-Cap Value Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Mid-Cap Fund

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions—with holdings that possess what we believe are higher-quality characteristics. These include strong balance sheets, above-average returns on invested capital and the ability to generate free cash flow.

MICRO-CAP/OPPORTUNISTIC
Royce Micro-Cap Fund

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Discovery Fund

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic, including turnarounds, special situations, low-priced stocks and above-average growth companies. Like our Core Funds, these portfolios are highly diversified. We believe they also have the potential for higher returns, commensurate with each Fund’s higher level of risk.

GLOBAL/INTERNATIONAL
Royce European Smaller-Companies Fund

Royce Global Value Fund

Royce International Smaller-Companies Fund

Global/International Funds generally focus on non-U.S. based companies. The same attributes that we seek in smaller domestic companies—strong balance sheets, an established record of earnings, the ability to generate free cash flow and excellent growth prospects—can be found in international businesses as well. We have found that quality is an international concept that recognizes no borders. This universe is enormous, dwarfing the domestic smaller companies market.

The Royce Funds invest primarily in micro-cap, small-cap and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in International Securities” in the prospectus.) Distributor: Royce Fund Services, Inc.

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Current Portfolio Characteristics	As of June 30, 2010

CATEGORY Fund	Portfolio Composition** Micro	Small	Mid	Non-U.S. Securities	Portfolio Approach	Volatility
CORE						
Royce Pennsylvania Mutual Fund	□ Micro	■ Small	▪ Mid	0% – 25%	Diversified	Moderate
Royce Heritage Fund	□ Micro	■ Small	▪ Mid	0% – 25%	Diversified	High
CORE + DIVIDENDS						
Royce Total Return Fund	□ Micro	■ Small	▪ Mid	0% – 25%	Diversified	Low
Royce Dividend Value Fund	□ Micro	■ Small	▪ Mid	0% – 25%	Diversified	Low
QUALITY + FOCUSED						
Royce Premier Fund	□ Micro	■ Small	▪ Mid	0% – 25%	Limited	Low
Royce Special Equity Fund	▪ Micro	■ Small	□ Mid	0% – 25%	Limited	Low
Royce Value Fund	□ Micro	■ Small	▪ Mid	0% – 25%	Limited	High
Royce 100 Fund	□ Micro	■ Small	▪ Mid	0% – 25%	Limited	Moderate
Royce SMid-Cap Value Fund*	□ Micro	■ Small	▪ Mid	0% – 25%	Limited	n.a.
Royce Focus Value Fund*	□ Micro	▪ Small	■ Mid	0% – 25%	Limited	n.a.
Royce Partners Fund*	□ Micro	▪ Small	■ Mid	0% – 25%	Limited	n.a.
Royce Mid-Cap Fund*	□ Micro	▪ Small	■ Mid	0% – 25%	Limited	n.a.
MICRO-CAP/OPPORTUNISTIC						
Royce Micro-Cap Fund	■ Micro	▪ Small	□ Mid	0% – 25%	Diversified	Moderate
Royce Low-Priced Stock Fund	▪ Micro	■ Small	□ Mid	0% – 25%	Diversified	High
Royce Opportunity Fund	▪ Micro	■ Small	□ Mid	0% – 25%	Diversified	High
Royce Value Plus Fund	▪ Micro	■ Small	▪ Mid	0% – 25%	Diversified	High
Royce Discovery Fund	■ Micro	□ Small	□ Mid	0% – 25%	Diversified	Low
GLOBAL/INTERNATIONAL						
Royce European Smaller-Companies Fund	□ Micro	■ Small	□ Mid	0% – 100%	Limited	High
Royce Global Value Fund	□ Micro	■ Small	□ Mid	0% – 100%	Limited	High
Royce International Smaller-Companies Fund*	▪ Micro	■ Small	□ Mid	0% – 100%	Diversified	n.a.
Royce Financial Services Fund	□ Micro	■ Small	▪ Mid	0% – 50%	Moderate	Low

  * The Fund does not have three years of history required for calculating volatility score.
** Source: FactSet

Indicates primary portfolio composition (based on Average Market Capitalization)	Indicates little (less than 20%) or no exposure
Indicates secondary portfolio composition (based on exposure greater than 20%)

Investment Universe
Micro-Cap: Market Caps up to $500 million

Small-Cap: Market Caps between $500 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Non-U.S. Securities: Non-U.S. securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/or are issued by companies that are domiciled outside the U.S.

Portfolio Approach
Diversified: A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

 Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (341 funds as of 6/30/10). For Royce European Smaller-Companies Fund, included are all European stock funds tracked by Morningstar with at least three years of history (30 funds as of 6/30/10). For Royce Global Value Fund, included are all world stock funds tracked by Morningstar with at least three years of history (143 funds as of 6/30/10). For Royce Financial Services Fund, included are all financial funds tracked by the Morningstar with at least three years of history (35 funds as of 6/30/10). We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

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Performance and Expenses[1]	Through June 30, 2010

	Average Annual Total Returns					Gross Annual	Net Annual
CATEGORY				Since	Since	Operating	Operating
Fund	1-Year	5-Year	10-Year	Inception	Inception Date	Expenses	Expenses
CORE
Royce Pennsylvania Mutual Fund	22.74%	2.30%	8.75%	n.a.	n.a.	0.92%	0.92%

Royce Heritage Fund	22.70	5.78	7.81	13.31%	12/27/95	1.51	1.51

CORE + DIVIDENDS
Royce Total Return Fund	21.06	1.49	8.10	10.16	12/15/93	1.19	1.19

Royce Dividend Value Fund	25.25	4.50	n.a.	5.50	5/3/04	2.09	1.54

QUALITY + FOCUSED
Royce Premier Fund	18.98	5.98	9.94	11.52	12/31/91	1.15	1.15

Royce Special Equity Fund	14.68	3.91	11.08	7.97	5/1/98	1.17	1.17

Royce Value Fund	20.94	5.01	n.a.	10.17	6/14/01	1.47	1.47

Royce 100 Fund	19.66	5.80	n.a.	9.37	6/30/03	1.54	1.49

Royce SMid-Cap Value Fund	19.40	n.a.	n.a.	-3.95	9/28/07	2.04	1.50

Royce Focus Value Fund	8.11	n.a.	n.a.	27.50	2/27/09	2.98	1.50

Royce Partners Fund	3.70	n.a.	n.a.	5.42	4/27/09	5.29	1.51

Royce Mid-Cap Fund	n.a.	n.a.	n.a.	-6.30 [1]	12/31/09	1.75	1.49

MICRO-CAP/OPPORTUNISTIC
Royce Micro-Cap Fund	26.32	6.50	10.01	12.68	12/31/91	1.60	1.60

Royce Low-Priced Stock Fund	25.58	5.49	8.86	12.05	12/15/93	1.62	1.51

Royce Opportunity Fund	35.11	1.97	7.88	11.61	11/19/96	1.22	1.22

Royce Value Plus Fund	17.88	3.52	n.a.	11.55	6/14/01	1.47	1.47

Royce Discovery Fund	12.63	-1.18	n.a.	2.75	10/3/03	3.56	1.49

GLOBAL/INTERNATIONAL
Royce European Smaller-Companies Fund	24.81	n.a.	n.a.	-5.07	12/29/06	3.28	1.76

Royce Global Value Fund	27.16	n.a.	n.a.	2.02	12/29/06	2.07	1.88

Royce International Smaller-Companies Fund	20.55	n.a.	n.a.	0.33	6/30/08	3.12	1.80

Royce Financial Services Fund	5.40	0.94	n.a.	2.73	12/31/03	2.14	1.57

Russell 2000	21.48	0.37	3.00	n.a.	n.a.	n.a.	n.a.

Royce Pennsylvania Mutual Fund’s average annual total return for the 35-year period ended 6/30/10 was 13.89%.
1Not annualized

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% in the case of Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2011 to the extent necessary to limit total net annual operating expenses exclusive of any applicable acquired fund fee and expenses to no more than 1.49% for the Service Class of Royce Dividend Value, Discovery, Financial Services, 100, SMid-Cap Value and Low-Priced Stock Funds and to no more than 1.69% for the Service Class of Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2020 to the extent necessary to limit total net annual operating expenses, other than acquired fund fees and expenses, to no more than 1.99% for the Service Class of Royce Dividend Value, Discovery, European Smaller-Companies and International Smaller-Companies Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the net annual operating expenses at or below 1.49% through April 30, 2013 for Royce Mid-Cap Fund. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2012 to the extent necessary to limit total net annual operating expenses, other than acquired fund fees and expenses, to no more than 1.49% for the Service Class of Royce Focus Value and Partners Funds. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of the Fund’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Fund’s Investment Class. The Royce Funds invest primarily in securities of microcap, small-cap and/or mid-cap companies which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the respective prospectus.) Please read the prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

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Letter to Our Shareholders

Fear and Trembling

Life can only be understood backwards; but it must be lived forwards. –Sören Kierkegaard

Thirty-five years ago this summer, the film Jaws opened and quickly chomped its way into celluloid history, while also inspiring legions of sweaty beachgoers to stick to the safety of their towels. Yet it’s a paraphrase of the ad from the classic Spielberg film’s deservedly forgotten sequel—the subtly named Jaws 2—that provides the most apt description of investors’ attitudes here in the summer of 2010: “Just when you thought it was safe to go back in the market...” After all, in roughly two years, we have moved from a market collapse due in part to a widespread failure to heed Warren Buffett’s advice to “beware of geeks bearing formulas” to a market malaise driven by heightened fears about Greeks—to say nothing of Californians or any number of others—bearing debt. In between the financial crisis of late 2008-early 2009 and the market’s current struggles (the latter arguably a sequel to the earlier calamity), there was a dynamic market rebound that lasted—at least as of this writing—from the market low on March 9, 2009 through the interim small-cap market high on April 23, 2010. Unfortunately, equity investors seemed to regard this rally as an all-too-brief respite from a world of ever-declining stock prices and acute economic anxiety.

We find much to like on a stock-by-stock basis and believe that there is ample proof in the form of strong fundamentals for potentially better days. Investment decisions should not be approached with fear and trembling, but with conviction, confidence and, in our view, an outlook that measures time in years, not months and quarters.

This page is not part of the 2010 Semiannual Report to Shareholders | 5

Using mostly broad brush strokes,
indexes offer a very useful picture of the
markets (or areas of the market) that
they represent at specific moments in
time. Like every mutual fund manager,
we also use indexes as benchmarks
against which we compare our own
Funds’ performances. Comparisons are
made not simply to calendar-based
periods, but to down market and full
market cycle periods. We do this
because of our long-held conviction
that how a portfolio performs in
difficult market environments can have
an enormous effect on long-term
returns, especially those results
achieved over full market cycles, which
have generally lasted from two to seven
years. We also make use of our various
benchmark indexes to compare
volatility scores, such as Standard
Deviation and Return Efficiency.

For the majority of The Royce Funds, we
use the small-cap Russell 2000, a
broad-based index of domestic small-cap
stocks. The Russell Microcap,
Russell 2500 and Russell Midcap
indexes are a better fit for those open-end
portfolios that, respectively, focus
more on micro-caps or that range more
frequently into mid-cap stocks. To
benchmark performance for our open-end
portfolios that invest primarily in
non-U.S. stocks or that invest globally,
we use several different MSCI (Morgan
Stanley Capital International) indexes.

Continued on page 8...	Letter to Our Shareholders

     Looking further back to the beginning of this new century, the markets endured the bursting of the Internet bubble, which brings to two the number of historic market implosions that have occurred within the last 11 years. It is no wonder, then, that so many equity investors are choosing to avoid what they regard as the shark-infested waters of the stock market. For many people who first invested in the stock market at the end of 1999, the experience has been most likely unprofitable (depending, of course, on where their money was invested) and highly, perhaps painfully, volatile. The evidence is compelling for investors’ recent dissatisfaction with low or negative returns from stocks and their related impatience with risk and volatility. The Investment Company Institute (ICI) tracks mutual fund asset flows and reported that in 2009 domestic equity funds had net outflows of $8.8 billion while fixed income funds took in a record $375.5 billion. Strategas Research Partners recently published data from the ICI that showed the trend continuing. For the year-to-date period ended May 31, 2010, outflows from domestic equity funds totaled $3.8 billion, while inflows to bond funds remained brisk, at $118.7 billion.
      So what do equity managers such as ourselves—patient, disciplined, risk-averse types—make of these sobering figures? Not surprisingly, we still believe in equities. Equally important, our contrarian, long-term outlook leads us to see the potential for solid returns for stocks in the years ahead, provided that investors have the stomach for the bumpy road in front of stocks in the short run. We understand the trepidation, just as we sympathize with those investors who feel as though they have lately been presented with a dismal choice between low-risk, potentially profit-less instruments—bonds or money markets—and risky equities that may not only fail to grow or preserve capital but could also erode or even destroy it. For our part, we are scrutinizing valuations for micro-cap, small-cap and mid-cap securities all over the globe. We find much to like on a stock-by-stock basis and believe that there is ample proof in the form of strong fundamentals for potentially better days. Investment decisions should not be approached with fear and trembling, but with conviction, confidence and, in our view, an outlook that measures time in years, not months and quarters.

The Concept of Anxiety
Regardless of the length of one’s outlook, recent results for the three major equity indexes were mostly uninspiring and did much to reinforce investors’ anxiety. For the year-to-date period ended June 30, 2010, small-caps, as measured by the Russell 2000 index, owned a performance edge relative to their peers, as the small-cap index was down 1.9%, while the large-cap S&P 500 lost 6.7% and the more tech-oriented Nasdaq Composite fell 7.1%. These were obviously disappointing results, not merely because of the negative performance, but also because they interrupted the much-needed

6 | This page is not part of the 2010 Semiannual Report to Shareholders rally that began with the market low on March 9, 2009. The year opened with a less damaging correction that the market had shaken off by early February. First-quarter results were positive for all three indexes—the Russell 2000 gained 8.9% versus 5.4% for the S&P 500 and 5.7% for the Nasdaq Composite.
      The revived rally did not last long, however. Small-cap stock prices peaked on April 23, 2010, and the Russell 2000 slipped 17.6% from that date through the end of June. While the rally had seen other downturns, each had fallen in the range of 9%-10%, making this latest decline easily the most severe for small-caps since the worst days of the financial crisis. These losses lent more than a bearish tint to second-quarter returns, which were negative across the board, putting an end to four consecutive quarters of positive performance for all three domestic indexes. For the second quarter, the Russell 2000 was down 9.9%, the S&P 500 fell 11.4%, and the Nasdaq Composite declined 12.0%.
      Markets outside the U.S. fared no better. The MSCI EAFE (Europe, Australasia and Far East) index was down 13.2% versus a loss of 6.3% for the MSCI World ex USA Small Core index for the six months ended June 30, 2010. So while returns from the U.S. market bottom on March 9, 2009 through June 30, 2010 remained strong, with each major index up more than 55%, trailing three-year returns ended June 30, 2010 for the three domestic and two non-U.S. indexes were negative, and five-year and 10-year returns were mixed. For the 10-year period, small-caps did best, as the Russell 2000 and MSCI World ex USA Small Core indexes were the top performers.

      Within small-cap, growth and value indexes suffered second-quarter losses: the Russell 2000 Value index fell 10.6% versus a loss of 9.2% for the Russell 2000 Growth index. However, year-to-date and one-year results ended June 30, 2010 favored value; three- and five-year results favored growth; 10-, 15-, 20-, and 25-year results were decidedly won by the Russell 2000 Value index. Micro-cap companies provided better relative results, outperforming the small-cap index in both the second quarter, in which the Russell Microcap index was down 8.9%, and year-to-date period, when it rose 0.1% through June 30, 2010. Within the micro-cap index, value underperformed in the second quarter (-9.7% versus -7.9%), but outperformed for the six months ended June 30, 2010 (+1.9% versus -1.9%).
Looking forward, we believe that volatility will continue to be above average, but that small-cap, both domestic and non-U.S., can provide attractive returns over the next three to five years.

Judge For Yourself!
Year-to-date results for The Royce Funds covered in this Semiannual Review and Report reflected the high level of market volatility. While the market’s gyrations always play a role in performance to some extent, it was particularly visible in the first half, when a few percentage points made the difference between positive or negative performance or outperformance versus a Fund’s respective benchmark index. Relative performance was not a strength for the portfolios taken as a group. Only Royce Total Return, Dividend

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As useful and important as benchmark
indexes are, they play no role in our
portfolio management practices. Their
primary significance for us is in
providing a measure of how our results
stack up vis-à-vis a close approximation
to the market in which a particular
portfolio invests. However, the
investable universe of securities for our
portfolios tends to be larger than the
number of stocks that constitute an
index at any given time, which is why
we do not limit ourselves to the stocks
that comprise an index. We prefer the
freedom of looking for what we think
are attractively valued smaller
companies wherever we may find them.
For example, as of June 30, 2010, the
number of U.S.-domiciled companies
with market capitalizations up to $2.5
billion exceeded 4,500 names,
according to FactSet, more than twice
the number included in the Russell 2000.

In addition, indexes are fluid entities
just as actively managed mutual fund
portfolios are, though generally to a
lesser degree. Standard & Poor’s
rebalances their indexes, including the
large-cap S&P 500 and the S&P
SmallCap 600, on a quarterly basis, as
does MSCI. Russell Investments
rebalances, or reconstitutes, as they
call it, less frequently—doing so on an
annual basis.

Still, important changes can occur,
even in an annual reconstitution.
Based on data released from Russell
Investments in June 2010, we found
some notable changes to the index
between June 2009 and June 2010: The
index gained an impressive 33.6% for
the 12-month period ended May 31,
2010, which helped to increase the
index’s overall market capitalization
37.9% from 2009 to $1.2 trillion.

Continued on page 10...

Letter to Our Shareholders

Value, Micro-Cap, Opportunity, European Smaller-Companies, Global Value and International Smaller-Companies Funds outperformed their particular benchmarks for the first half of 2010.
      Our own reaction was thus somewhat mixed, as returns ran the gamut from slightly positive to disappointingly negative. Interestingly, each of those Funds that failed to better, or at least to match, the year-to-date returns of their relevant benchmarks lost their performance edge during the far more placid (and positive) first quarter. In general, these Funds did not fall as far as their benchmarks from the interim high for domestic small-caps on April 23, 2010 through the end of June, while still finishing the first half with poorer performance. We would usually prefer that our Funds hold their value relative to the benchmark during a downturn to outshining during a short-term up-market period, even if it causes some discouragement in the short run.

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     As might be expected during a period in which volatility was high and returns varied, no single sector or industry stood out during the first half the way that the Natural Resources and Technology sectors did for the majority of Funds in 2009. However, there were some notable patterns. The disaster in the Gulf of Mexico did not deter many oil and gas companies in the Natural Resources sector from strong results, though that same sector’s energy services group struggled in many portfolios. Financial and industrial companies tended to do relatively poorly, and many Technology holdings took a step back after enjoying very strong results in 2009. Micro-caps in general did well, as did dividend-payers, the latter helping to narrow the gap after underperforming their small-cap non-dividend paying peers last year. Altogether, the first half was a difficult period to make sense of. Looking forward, we believe that volatility will continue to be above average, but that small-cap, both domestic and non- U.S., can provide attractive returns over the next three to five years.

An Edifying Discourse

What inspires our confidence in the long-term prospects for stocks? As is often the case, we look to history for some instruction, while keeping in mind that investing must be done looking forward, not backward. We never expect the past to repeat itself, though we do believe that historical patterns are relevant when it comes to the behavior of markets. The current economic situation has already bred comments claiming that the economy and financial markets are not likely to bounce back soon, mostly owing to an ongoing dearth in consumer spending and the staggering weight of deficits. These commentators predict a scenario in which we are headed for a double-dip recession and could be facing a decade of essentially flat economic growth (or worse), calling to mind Japan over the last 20 years or our own stagnating economy of 1974-1982.
      We have a more optimistic outlook. We continue to believe that we have entered a more normalized return environment for equities. We see reason for hope in the fact that many small-cap stocks are reacting positively and negatively to underlying fundamentals—not just market sentiment. This has been creating what we regard as attractive short-term opportunities for long-term investors such as ourselves. To us, a return to a more normalized environment may not bring the outsized gains of 2009, but it could usher in a period of positive long-term returns for equities, with historically normal corrections along the way. This would be close to an ideal environment for active managers with an absolute return orientation. Neither whole sectors nor entire industries are “on sale” as they were in late 2008 and early 2009, but numerous opportunities have been available on a stock-by-stock basis. By seeking to take advantage of this period of increased volatility, we think that investors should be rewarded when the overall direction of the

Any business that looks to be capable of swimming ahead of the pace of the economy as a whole is going to be in high demand, and we can see that benefiting the kind of small-caps that fit our selection criteria—those that boast strong balance sheets, high returns on invested capital and the ability to generate free cash flow.

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Russell went on to report, “The median
market capitalization for the index
increased to $441.3 million, a 45%
increase over the median capitalization
of $304 million in 2009. The weighted
average market capitalization also
increased significantly, jumping 34.7%
to $1.0B from $0.7B in 2009.” The
index’s composition is also reflective of
the growing global nature of the equity
world: “As a result of Russell’s new
methodology rule determining country
assignment, all companies that are
incorporated, headquartered, and
traded in the U.S. are eligible for the
Russell U.S. Indexes... Ten of the new
adds [of which there were a total of
321 in 2010] are due to the new
country rule.” Indexes change, and,
interestingly, they change in an effort
to better reflect the market they are
meant to represent. In other words, they
change their constituents in order not
to change their market representation.

We have high regard for indexes,
especially the efforts they make to
remain truly representative of their
markets. However, we also see critical
differences between the kind of work
that we as active, disciplined small-cap
managers do and what an index
does. We do not focus our efforts on
creating representative small-cap
portfolios (or micro-cap, mid-cap or
global smaller-company portfolios).
Our task is to find what we judge to be
high-quality companies trading at
attractive discounts to our estimate of
their worth as a business (or intrinsic
value). We see indexes, then, as a
bellwether to guide us as we strive to
improve our skill as disciplined stock
pickers. No more and no less than that.

Letter to Our Shareholders

market reverses. While we always keep an eye on the market and economy as a whole, the current situation has not diminished our faith in the long-term prospects for stocks.
     Of course, recent declines have been painful. However, it is important to remember that a correction of 15% or more is quite typical, occurring roughly every three years on average for small-cap stocks. Since the Russell 2000 debuted on December 31, 1978, there have been 10 major corrections of at least 15% through the end of 2009. (Note: In order for a new peak to be established, a drop of 15% from the prior peak must first be recorded.) These peak-to-trough periods have ranged from a decline of 15.4% (10/5/79-10/23/79) to the more recent bear market decline of 58.9% (7/13/07- 3/9/09). Of the 10 major declines prior to 2010, the Russell 2000 on average fell 31.8%. These declines disrupt markets, they shatter confidence, but they also set the stage for new bull markets.

Either/Or
Admittedly, our long-term perspective has been even less in style lately than usual. We have recently been witnessing a stampede out of equities and into fixed income to such a degree that we would not be surprised to see a bubble in fixed income investments in the coming months. (Even bond king Bill Gross is bullish on stocks!) For our part, we remain convinced that stocks should provide stronger returns, particularly inflation-adjusted returns, over the next five-year and 10-year periods. It seems reasonable to us that the current decade will end up with annualized equity returns somewhere in the high single digits. Taking advantage of current volatility is, for us, critical toward building strong results for the decade, as well as other long-term periods.

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     For example, we believe that investors should be encouraged, though not too excited, by the recent earnings picture, bearing in mind that recent earnings look strong in relation to where companies were in 2008 and early 2009, when most were coming off an historically terrible period. (In other words, the bar for earnings improvement was set awfully low.) Still, we think that this is encouraging because it shows that many U.S. corporations did what needed to be done—they grew leaner and meaner and effectively dealt with a financial crisis, which is being reflected in stronger earnings. While the perception seems to be that it is once again struggling, we think the economy is on the right track. We are not wildly enthusiastic, but we are optimistic.
      Part of our reasoning is that we see a slow-growth economy as a favorable backdrop for our disciplined style, especially owing to its emphasis on company quality. Our expectation is that a slow-growth economy could lead investors to focus on two areas—high-quality companies and fast-growing companies (the latter not normally our cup of tea). Any business that looks to be capable of swimming ahead of the pace of the economy as a whole is going to be in high demand, and we can see that benefiting the kind of small-caps that fit our selection criteria—those that boast strong balance sheets, high returns on invested capital and the ability to generate free cash flow. It is also important to remember that long-term growth is not a straight-line phenomenon. Short-term setbacks are a common occurrence in the journey to more lasting success. We are ever-cautious, and in our view it is safe to go back in the water.
It is important to remember that long-term growth is not a straight-line phenomenon. Short-term setbacks are a common occurrence in the journey to more lasting success. We are ever-cautious, and in our view it is safe to go back in the water.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

P.S. More than this letter’s epigraph comes from the pen of Danish philosopher, Sören Kierkegaard, as each of the headings uses the title from one of his books. We thought that Kierkegaard made an especially appropriate choice for the period under review, with his emphasis on the absurdity of life, the necessity for self-examination and the need to live life looking forward.

July 31, 2010

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Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. The market cycle that began on 7/13/07 has so far favored small-cap growth style over small-cap value.

Peak-to-Peak (3/9/00-7/13/07)
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. All Royce Funds then in existence held a performance advantage over the Russell 2000. Interestingly, our most conservatively managed offering, Royce Special Equity Fund (+227.4%) was our best performer, followed by our flagship, Royce Pennsylvania Mutual Fund (+207.1%). However, each Royce Fund provided a significant edge over the Russell 2000 during the full market cycle.

Peak-to-Current (7/13/07-6/30/10)
During the difficult, volatile decline that ended 3/9/09, both value and growth posted negative returns. The rally that ensued saw the Russell 2000 rise 80.9% through 6/30/10. Although the rally was strong, the Russell 2000 failed to surpass its previous peak established on 7/13/07 and thus, the total return experience from the previous peak to the current period remained negative.

All of The Royce Funds then in existence, with the exception of Royce Financial Services and three of our Micro-Cap/Opportunistic offerings—Royce Opportunity, Value Plus and Discovery Funds—outperformed the Russell 2000 in the peak-to-current period.

Past performance is no guarantee of future results.

The thoughts concerning recent market movements and future prospects for smaller-company stocks are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements. Smaller-company stocks may involve considerably more risk than larger-cap stocks.

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to- Peak 3/9/00- 7/13/07	Peak-to- Trough 7/13/07- 3/9/09	Trough-to- Current 3/9/09- 6/30/10	Peak-to Current 7/13/07- 6/30/10

Russell 2000	54.8%	-58.9%	80.9%	-25.6%

Russell 2000 Value	189.4	-61.1	85.0	-28.1

Russell 2000 Growth	-14.8	-56.8	76.8	-23.6

CORE
Royce Pennsylvania Mutual	207.1	-57.0	82.9	-21.3

Royce Heritage	150.4	-56.6	97.3	-14.4

CORE + DIVIDENDS
Royce Total Return	193.9	-54.2	72.4	-21.1

Royce Dividend Value	n.a.	-53.1	86.8	-12.5

QUALITY + FOCUSED
Royce Premier	198.1	-49.0	73.5	-11.5

Royce Special Equity	227.4	-42.7	59.4	-8.7

Royce Value	n.a.	-54.1	76.5	-19.1

Royce 100	n.a.	-49.7	78.8	-10.1

Royce SMid-Cap Value	n.a.	n.a.	69.2	n.a.

Royce Focus Value	n.a.	n.a.	40.3	n.a.

MICRO-CAP/OPPORTUNISTIC
Royce Micro-Cap	197.4	-56.2	96.8	-13.7

Royce Low-Priced Stock	198.9	-55.9	92.0	-15.3

Royce Opportunity	191.8	-69.2	139.2	-26.4

Royce Value Plus	n.a.	-58.9	74.1	-28.5

Royce Discovery	n.a.	-58.7	73.3	-28.5

GLOBAL/INTERNATIONAL
Royce European
Smaller-Companies	n.a.	-61.2	92.5	-25.3

Royce Global Value	n.a.	-53.4	90.3	-11.3

Royce International
Smaller-Companies	n.a.	n.a.	88.1	n.a.

Royce Financial Services	n.a.	-56.6	66.7	-27.7

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Fund Focus

The Evolution Solution

As any naturalist can tell you, evolution, in the form of successful adaptation, is the key to a species’ survival. We view the world of asset management in much the same way. Those who fail to effectively adapt to time’s relentless flow run the risk of finding themselves swept away in its current. Admittedly, this brings us to something of a paradox. Here at Royce, we take great pride in our discipline, in our portfolio managers’ ability to stick to their respective small-cap value approaches regardless of market movements and trends. How does this square with an equally strong belief in the need to evolve and adapt?

In 2003, Royce 100 Fund debuted as a variation on the Premier theme of a focused portfolio of quality small-caps. The primary difference was an expansion of the capitalization range to include both micro-cap and mid-cap stocks. We believed that we could find a number of micro-cap companies (those with market caps up to $500 million), mostly in the $400-$500 million market cap range, of comparable quality to their small-cap siblings. Similarly, we had seen certain small-caps ‘graduate’ to the mid-cap range ($2.5 billion to $15 billion by our definition) that still looked like highly attractive bargains to us. (We should note, however, that Royce 100 Fund typically invests in mid-cap stocks with market caps between $2.5 billion and $5 billion.)

Royce Heritage Fund evolved a bit more slowly, starting out in 1995 as a gifting and estate planning product that eventually grew into a portfolio in the same category as our flagship, Royce Pennsylvania Mutual Fund. These Funds both utilize our core approach, one that invests across the spectrum of smaller companies selected with our tried and true criteria of balance sheet strength, high returns on invested capital and cash flow characteristics. The Fund differs from our flagship in two significant ways: Like Royce 100 Fund, it can invest across a wider market cap range than the portfolio that inspired it. It has also made more use of its ability to invest in non-U.S. securities (see page 159 for more details).

Both Royce Heritage Fund and 100 Fund also ‘get small’ in another way that may be of interest to some investors—as of June 30, 2010 each portfolio had less than $350 million in total net assets. In our view, both Funds are potentially attractive for investors looking for a disciplined value approach to small-caps. Each represents the next generation of two of our better-known, more established portfolios. They show just some of the ways that we continue to adapt to an ever-changing investment universe while remaining true to our core investment principles.

For performance and portfolio details, please see pages 18-19 for Royce Heritage Fund and pages 30-31 for Royce 100 Fund.

We think that both Royce Heritage Fund and Royce 100 Fund show just some of the ways that Royce continues to adapt to an ever-changing investment universe while remaining true to our core investment principles.

Each of our managers uses a value approach that seeks what they believe are quality small-cap stocks trading at a discount to their worth as a business. Most of them focus on small-cap companies with strong balance sheets, high returns on invested capital and the ability to generate free cash flow. In this regard, we are steady and unyielding. The criteria that we use to determine high quality and strong business fundamentals are mostly unchanged from when we first began to manage portfolios back in the ’70s.

What has changed, and we have changed to some degree along with it, is the small-cap world itself, substantial parts of which are not quite as volatile, illiquid or poorly understood as they were in decades past. This is particularly true for the upper tier of the small-cap world, which we currently define as having market caps between $500 million and $2.5 billion. The maturation of small-cap’s upper tier was a deciding factor in the development of Royce Premier Fund as a portfolio that culls a limited number (generally less than 100) of what we deem to be high-quality small-caps from this specific market cap range.

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Online Update

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The Royce Funds 2010 Semiannual Report to Shareholders | 15

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-2.54%

One-Year			22.74

Three-Year			-6.82

Five-Year			2.30

10-Year			8.75

20-Year			9.95

25-Year			10.59

35-Year			13.89

ANNUAL EXPENSE RATIO

Operating Expenses			0.92%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2009	36.3%	2001	18.4%

2008	-34.8	2000	18.4

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

2004	20.2	1996	12.8

2003	40.3	1995	18.7

2002	-9.2	1994	-0.7

TOP 10 POSITIONS % of Net Assets

SEI Investments			0.8%

GrafTech International			0.8

Federated Investors Cl. B			0.8

Agnico-Eagle Mines			0.8

Eldorado Gold			0.7

Dress Barn (The)			0.7

Unit Corporation			0.7

AllianceBernstein Holding L.P.			0.7

MAXIMUS			0.7

Oil States International			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			16.3%

Technology			14.5

Industrial Services			14.0

Natural Resources			13.1

Financial Intermediaries			8.5

Consumer Products			8.5

Financial Services			8.1

Health			7.9

Consumer Services			6.1

Utilities			0.0

Miscellaneous			1.8

Cash and Cash Equivalents			1.2

Royce Pennsylvania Mutual Fund

Manager’s Discussion
Performance for our flagship, Royce Pennsylvania Mutual Fund (PMF), fully reflected the considerable volatility of 2010’s first six months. The Fund lost 2.5% for the year-to-date period ended June 30, 2010, lagging its small-cap benchmark, the Russell 2000, which was down 1.9% for the same period. The Fund lagged in what was a strong opening quarter, up 6.6% versus 8.9% for the small-cap index. As we would anticipate, the Fund held its value and lost less during the tumultuous second quarter, down 8.5% versus a decline of 9.9% for the Russell 2000. Given the choice, we would usually prefer a scenario in which we underperform when share prices are rising and outperform when they are not.
      Even amid much recent turmoil and trouble, the small-cap market—and the market as a whole—remained well above the market low on March 9, 2009. From that date through the end of June 2010, the Russell 2000 rose 80.9%, while PMF climbed 82.9%. (Please see page 12 for recent market cycle results.) PMF’s outperformance relative to its benchmark was also evident in longer-term periods tied more closely to the calendar. The Fund outpaced its benchmark for the one-, three-, five-, 10-, 15-, 20-, 25- and 30-year periods ended June 30, 2010. While PMF’s three- and five-year results fell short of the kind of strong absolute returns that we seek to provide investors, the market’s recent pullback, to say nothing of the severe bear market of late 2008–early 2009, had an understandably dampening effect on recent results. The Fund’s average annual total return for the 35-year period ended June 30, 2010 was 13.9%, a long-term record that makes us quite proud.

      While there were no significant calamities, nor any explosive growth stories in the portfolio during the first half of 2010, only two of the Fund’s sectors—Health and Consumer Products—posted net gains year-to-date through June 30, 2010, while three others were essentially flat. The most significant detractions came from the Industrial Services, Industrial Products and Financial Services sectors, areas that performed well throughout the stock market in 2009 and that proved especially sensitive to investors’ fears of a double-dip recession in the second quarter of 2010.
      PMF’s top performer was Cirrus Logic, a specialist in high-precision, analog and mixed-signal integrated circuits for a broad range of audio and energy applications. The company is
GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Cirrus Logic	0.21%

Advisory Board (The)	0.16

Dolby Laboratories Cl. A	0.15

American Italian Pasta Cl. A	0.14

Perrigo Company	0.13

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of PMF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             16  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

a primary audio processor chip supplier for popular Apple products, such as the iPod, iPad and iPhone, which played a major role in Cirrus Logic’s ability to defy the odds with strong growth in its business and share price. Many tech businesses struggled through the second quarter, while Cirrus reported annual revenue growth of 27% for its fiscal 2010 in March, news that boosted it stock price. Our attention was initially drawn to its strong niche and low-debt balance sheet. We held our shares through the first half. Decent-sized net gains also came from The Advisory Board Company, which provides best practices research, analysis, business intelligence software tools, and installation support services primarily to the healthcare industry. Its programs focus on business strategy, operations, and general management issues. Its stock price mostly rose between January and June on solid earnings in a difficult economy. We regarded it as a well-run business with an attractive niche.
     Two of the Fund’s largest detractors to performance came from the investment management industry, while a third was from the securities brokers group, which gives some idea of the difficulties for many financial companies in the first half. Federated Investors is a long-tenured, family-run money market specialist with an asset management business that we have admired for many years. The declining interest rate environment put a crimp in the profitability of its money market funds, but we like the firm’s roster of bond and equity portfolios and also anticipate that interest rates will rise in the next three to five years, both of which were factors in our decision to build our stake in the first half. A comparable level of confidence led us to add to our position in asset manager Lazard between January and June. The company also acts as an investment advisor and helps companies to do restructuring deals, businesses that we like, but that were slow through the latter part of the first half.

     We also added to our position in flooring products and ceiling systems manufacturer Armstrong World Industries before its share price headed for the basement in April. The company’s fortunes waned with the sluggish housing market, but we believed in its ability to participate in a rebound for housing and commercial real estate. We chose to hold our shares of women’s apparel retailer Charming Shoppes in the face of earnings declines and a tumbling stock price owing to our many years of affection for its management and strong brands, including Lane Bryant and Fashion Bug.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Charming Shoppes	-1.16%

Federated Investors Cl. B	-0.14

Lazard Cl. A	-0.14

Armstrong World Industries	-0.14

Waddell & Reed Financial Cl. A	-0.12

*Net of dividends

ROYCE PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/80

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,369 million

Weighted Average P/E Ratio**		16.0x

Weighted Average P/B Ratio		1.8x

U.S. Investments (% of Net Assets)		94.7%

Non-U.S. Investments (% of Net Assets)		4.1%

Fund Net Assets		$5,038 million

Turnover Rate		11%

Number of Holdings		536

Symbol
Investment Class		PENNX
Service Class		RYPFX
Consultant Class		RYPCX
R Class		RPMRX
K Class		RPMKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	PMF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.09	0.01	0.09

Standard Deviation	21.21	21.35	20.18

*Five years ended 6/30/10. Category Median and Best Quartile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

PMF	2.30%	21.21	0.11

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  17

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-3.73%

One-Year			22.70

Three-Year			-4.27

Five-Year			5.78

10-Year			7.81

Since Inception (12/27/95)			13.31

ANNUAL EXPENSE RATIO

Operating Expenses			1.51%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2009	51.8%	2002	-18.9%

2008	-36.2	2001	20.5

2007	1.2	2000	11.7

2006	22.6	1999	41.8

2005	8.7	1998	19.5

2004	20.4	1997	26.0

2003	38.1	1996	25.6

TOP 10 POSITIONS % of Net Assets

TMX Group			1.2%

SRA International Cl. A			1.2

Jupiter Fund Management			1.2

SEI Investments			1.2

Pan American Silver			1.2

Greif Cl. A			1.2

Seabridge Gold			1.1

Oil States International			1.0

EMCOR Group			1.0

Raven Industries			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			18.0%

Natural Resources			15.8

Industrial Services			15.7

Technology			12.3

Financial Services			11.6

Financial Intermediaries			9.2

Health			5.8

Consumer Products			5.5

Consumer Services			1.0

Miscellaneous			5.0

Cash and Cash Equivalents			0.1

Royce Heritage Fund

Managers’ Discussion
Royce Heritage Fund was down 3.7% for the year-to-date period ended June 30, 2010, compared to a loss of 1.9% for its benchmark, the small-cap Russell 2000, for the same period. This was a disappointing outcome for several reasons: negative returns are always dispiriting, as is underperformance versus the benchmark. First-half results also somewhat spoiled the momentum RHF had established in a resurgent 2009. At the same time, we do our best not to be too carried away by the kind of short-term results that a six-month period represents, regardless of whether those results are good or bad.
      The rally that lasted through most of 2009 did not initially extend into 2010, as the market saw mostly falling stock prices through early February. The more robustly bullish pace then resumed and helped shares to rise through the latter part of April, when a more serious and lasting correction took hold. During 2010’s first quarter, the Fund underperformed the Russell 2000, gaining 5.1% versus 8.9% for the small-cap index. The bearish second quarter saw RHF lose less, as the Fund slipped 8.4%, and the benchmark declined 9.9%. As second-quarter returns might lead one to believe, the Fund also outperformed the Russell 2000 from the interim small-cap high on April 23, 2010 through June 30, 2010, down 14.9% versus a loss of

17.6% for its benchmark. RHF also continued to hold a sizable relative advantage from the market low on March 9, 2009 through June 30, 2010, gaining 97.3% compared to 80.9% for the small-cap index. (Please see page 12 for recent market cycle results.) Returns over other longer-term time spans show additional outperformance. RHF outpaced the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/95) periods ended June 30, 2010. The Fund’s average annual total return since inception was 13.3%.
     Only three of the Fund’s nine equity sectors—Natural Resources, Health and Consumer Products—posted net gains in the first half. The most significant detractors to performance were Industrial Services, Financial Intermediaries, Technology and Financial Services. Investment management companies and the securities brokers group had the largest negative impact on performance, while precious metals and mining companies made the biggest positive contribution. However, at the sector, industry and individual position levels, net gains and losses were generally modest.

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Primerica	0.20%

Tennant Company	0.20

Seabridge Gold	0.17

Fresnillo	0.17

Reliance Steel & Aluminum	0.17

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of the RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             18  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

     During the financial crisis that spanned late 2008 and early 2009, we began to purchase shares of many financial companies as prices in nearly every industry associated with finance were plummeting rapidly. We reasoned that businesses that had avoided subprime mortgage investments in any capacity stood the best chances of recovery. Even following the rally in 2009, we continued to see value in many financial stocks and continued to make investments in what we deemed were attractively undervalued companies in a variety of areas, including insurance, securities exchanges, and financial information and processing. The most significant work, however, was in investment management companies and securities brokers.
     With increased anxiety about global debt, overall investment risk and the state of the economy, we were not surprised to see these industries underperform in the first half. As our own timetable goes well beyond six-month periods, slumping stock prices gave us an opportunity to build existing positions or initiate new ones, such as the Fund’s top position at the end of June, TMX Group. A newer holding in RHF, the company operates stock exchanges in Canada. We first purchased shares of Artio Global Investors late in 2009 owing to our high regard for its status as a leader in managing international equities, a position that alienated investors with concerns about global debt in the second quarter. We made subsequent purchases in February, March and June. We also built our position in Cowen Group, a specialist in alternative investment management, investment banking and research, and more than doubled our stake in Lazard, which is involved in securities brokerage and asset management. Lazard also runs a financial advisory arm that deals in a range of services, including mergers and acquisitions, corporate restructurings and capital structure consulting. One exception to our recent practice of building positions in financial stocks was FBR Capital Markets, in which we reduced our stake because our confidence in its long-term prospects faded a bit. Outside of the financial realm, we also sold our position in China Hydroelectric when its share price quickly fell beneath a level we felt comfortable with.
     Primerica was the opposite case, a stock we bought on an IPO (initial public offering) that quickly exceeded our sell target, prompting us to sell our position between April and May. Tennant Company proved that green technology is not just trendy, but can be profitable as well. The firm manufactures floor maintenance and outdoor cleaning equipment, chemical-free cleaners, specialty surface coatings, and other products. Its environmentally friendly wares and solid earnings helped its stock to rise.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Artio Global Investors Cl. A	-0.33%

FBR Capital Markets	-0.32

Cowen Group Cl. A	-0.24

Lazard Cl. A	-0.21

China Hydroelectric ADS	-0.17

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,375 million

Weighted Average P/E Ratio**		17.4x

Weighted Average P/B Ratio		2.0x

U.S. Investments (% of Net Assets)		76.6%

Non-U.S. Investments (% of Net Assets)		23.2%

Fund Net Assets		$209 million

Turnover Rate		33%

Number of Holdings		255

Symbol
Investment Class		RHFHX
Service Class		RGFAX
Consultant Class		RYGCX
R Class		RHFRX
K Class		RHFKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RHF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.25	0.01	0.09

Standard Deviation	23.05	21.35	20.18

*Five years ended 6/30/10. Category Median and Best QuartileDecile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RHF	5.78%	23.05	0.25

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  19

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-0.92%

One-Year			21.06

Three-Year			-6.81

Five-Year			1.49

10-Year			8.10

15-Year			9.91

Since Inception (12/15/93)			10.16

ANNUAL EXPENSE RATIO

Operating Expenses			1.19%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2009	26.2%	2001	14.8%

2008	-31.2	2000	19.4

2007	2.4	1999	1.6

2006	14.5	1998	4.8

2005	8.2	1997	23.7

2004	17.5	1996	25.5

2003	30.0	1995	26.9

2002	-1.6	1994	5.1

TOP 10 POSITIONS % of Net Assets

Family Dollar Stores			1.2%

Energen Corporation			1.1

PartnerRe			1.0

Reinsurance Group of America			1.0

Federated Investors Cl. B			0.9

Chemed Corporation			0.9

AllianceBernstein Holding L.P.			0.9

Aspen Insurance Holdings			0.9

Brown & Brown			0.9

Allied World Assurance Company Holdings			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			22.7%

Industrial Products			15.7

Natural Resources			12.1

Financial Services			8.2

Industrial Services			7.8

Consumer Services			7.6

Consumer Products			7.5

Technology			5.1

Health			4.1

Utilities			2.2

Diversified Investment Companies			0.2

Miscellaneous			1.0

Bonds and Preferred Stocks			1.0

Cash and Cash Equivalents			4.8

Royce Total Return Fund

Manager’s Discussion
Royce Total Return Fund (RTR) enjoyed a relative advantage in the first half of 2010. After suffering through a period of almost 14 months when dividend-paying companies were out of favor at the expense of investments deemed more responsive to the budding economic recovery, risk aversion made a comeback, leading investors back to higher-quality and more conservatively capitalized businesses. As we have mentioned in the past, dividends are not only an important contributor to the total return of equity markets, they are also a sign of the prospective sustainability of a business and more often than not, intelligent capital allocation.
      The Fund was down 0.9% for the year-to-date period ended June 30, 2010, slightly outpacing its small-cap benchmark, the Russell 2000, which declined 1.9% for the same period. According to Bank of America/Merrill Lynch, dividend-paying small-cap stocks have been on the road to recovery in 2010. After significantly lagging the small-cap market as a whole in 2009, dividend-paying stocks in the Russell 2000 outperformed those index members that pay no dividends, falling just 0.1% versus a drop of 3.2% through the end of June 2010. This could be seen to a small degree in RTR’s first-half performance, though we cast a much wider net in the small-cap space when looking for dividend-paying stocks than those companies included in the Russell 2000.

      After hitting a speed bump beginning in mid-January through early February, the market resumed the dynamic rally that characterized most of 2009. During 2010’s first quarter, RTR gained 7.4%, lagging its benchmark’s return of 8.9%, though we were pleased with Fund’s return on an absolute basis. The market then began to correct in late April. For the second quarter, RTR fell 7.7% compared to a decline of 9.9% for the Russell 2000. From the interim small-cap high reached on April 23 through the end of June, the Fund was down 13.7%, while its benchmark declined 17.6%.
      This kind of stronger relative down market performance has been an historical strength of the Fund and was an important factor in RTR’s record versus the Russell 2000 over long-term periods. So while the Fund trailed its benchmark from the market low on March 9, 2009 through June 30, 2010, up 72.4% versus 80.9%, RTR’s down market strength helped to

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Family Dollar Stores	0.31%

Zenith National Insurance	0.19

Cimarex Energy	0.13

Chemed Corporation	0.12

Interactive Data	0.12

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RTR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             20  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

mitigate the advantage for this period. The Fund outpaced its benchmark for the three-, five-, 10-, 15-year and since inception (12/15/93) periods ended June 30, 2010. RTR’s average annual total return for the since inception period was 10.2%.
     Correlation once again ascended in the first half of 2010, driven by renewed fears around the viability of the economic recovery in the U.S. Differentiated performance was difficult to come by, as chronicled by the Fund’s sector results. Six of RTR’s 11 equity sectors were able to produce net gains for the Fund, albeit at a quite modest level. Natural Resources and Health were the most productive sectors. On the losing side, the more economically sensitive sectors created the biggest drag on performance. Financial Services was the most challenging. Poor performance in the financial markets and concerns over the impact of (as of June 30, 2010) looming regulatory reform weighed heavily on holdings in the sector. Industrial Services and Industrial Products also fell in the year’s first half as investors took a very skeptical attitude toward the sustainability of the economic recovery, particularly with respect to the U.S. and Europe.
     Sifting through the performance of the individual investments in the Fund, one finds a lack of any substantial contributors or detractors to performance, which speaks volumes not just about the highly correlated nature of the market in the first half, but about our own commitment to portfolio diversity. In the category of ideas that worked, Family Dollar Stores led the pack. This national discount chain offering a wide variety of value-based merchandise benefited from solid industry trends as consumers bought cautiously, favoring lower-priced goods. Not all was bad in the Financial Intermediaries sector— Zenith National Insurance, a worker’s compensation insurance and reinsurance company, was acquired by Fairfax Financial in an all-cash takeover.

     Less pleasing were recent results for American Eagle Outfitters, a specialty retailer of men’s and women’s apparel and accessories that endured weak sales trends and increased promotional activity that hurt margins. We built our position through mid-June. Federated Investors, a diversified investment management business and long-time Royce favorite, fell back in the period along with other asset managers. Financial markets declined broadly, asset flows continued to favor lower-fee asset classes, and short-term yields declined to near-record lows, reducing the relative attractiveness of these products. Thinking more about the company’s impressive long-term record, we added to our stake in January, May and June.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

American Eagle Outfitters	-0.24%

Federated Investors Cl. B	-0.18

Tidewater	-0.17

Total System Services	-0.15

Ritchie Bros. Auctioneers	-0.15

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,671 million

Weighted Average P/E Ratio**		12.2x

Weighted Average P/B Ratio		1.5x

U.S. Investments (% of Net Assets)		91.8%

Non-U.S. Investments (% of Net Assets)		3.4%

Fund Net Assets		$3,899 million

Turnover Rate		9%

Number of Holdings		454

Symbol
Investment Class		RYTRX
Service Class		RYTFX
Consultant Class		RYTCX
Institutional Class		RTRIX
W Class		RTRWX
R Class		RTRRX
K Class		RTRKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RTR	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.03	0.01	0.19

Standard Deviation	18.04	21.35	19.09

*Five years ended 6/30/10. Category Median and Best Decile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RTR	1.49%	18.04	0.08

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  21

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			1.38%

One-Year			25.25

Three-Year			-3.61

Five-Year			4.50

Since Inception (5/3/04)			5.50

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.09%

Net Operating Expenses			1.54

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2009	37.7%	2006	19.9%

2008	-31.5	2005	7.3

2007	0.0

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			1.4%

Lexington Realty Trust			1.3

Jupiter Fund Management			1.3

Federated Investors Cl. B			1.2

Energen Corporation			1.1

Greif Cl. A			1.1

Buckle (The)			1.0

Kelly Services Cl. A			1.0

Tennant Company			1.0

SEI Investments			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			18.3%

Industrial Products			17.6

Financial Services			13.8

Industrial Services			9.6

Natural Resources			7.4

Consumer Services			5.7

Consumer Products			5.6

Technology			5.3

Health			3.3

Utilities			0.3

Miscellaneous			4.8

Cash and Cash Equivalents			8.3

Royce Dividend Value Fund

Managers’ Discussion
Royce Dividend Value Fund (RDV) enjoyed a relative advantage in the first half of 2010. The Fund gained 1.4% for the year-to-date period ended June 30, 2010, outpacing its small-cap benchmark, the Russell 2000, which declined 1.9% for the same period. According to Bank of America/Merrill Lynch, dividend-paying small-cap stocks have been on the road to recovery in 2010. After significantly lagging the small-cap market as a whole in 2009, dividend-paying small-caps in the Russell 2000 outperformed those index members that pay no dividends, down 0.1% versus a loss of 3.2% through the end of June 2010. This could be seen to a small degree in RDV’s first-half performance, though we cast a much wider net when looking for dividend-paying small-cap and micro-cap stocks than the companies included in the Russell 2000.
     During 2010’s first quarter, RDV gained 8.7%, slightly lagging its benchmark’s return of 8.9%, though we were quite pleased with the Fund’s return on an absolute basis. The market began to correct in late April, which hampered second-quarter results. RDV fell 6.8% for the quarter, compared to a decline of 9.9% for the Russell 2000. From the interim small-cap high reached on April 23 through the end of June, the Fund was down 12.8%, while its benchmark declined 17.6%. This kind of strong relative down market performance was an important factor in RDV’s record versus the Russell 2000 over long-term periods and certainly helped the Fund to beat its benchmark from the market low on March 9, 2009 through June 30, 2010, up 86.8% versus 80.9%. RDV also outpaced the Russell 2000 for the one-, three-, five-year and since inception (5/3/04) periods ended June 30, 2010.

      Year-to-date through the end of June, all but two of the Fund’s 10 equity sectors posted net gains. Natural Resources and Consumer Services were the best-performing sectors, led by the retail stores group and other natural resources companies. Financial Services, the Fund’s third-largest sector at the end of the period, was the worst performer in the first half. Our

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

China Forestry Holdings	0.48%

Family Dollar Stores	0.43

Tennant Company	0.25

AZZ	0.24

MAXIMUS	0.20

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain Service Class’s net annual operating expense ratio, exclusive of acquired fund fees and expenses, at or below 1.49% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             22  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

exposure to financials, both services and intermediaries, was considerable. These kinds of business have historically made up a sizeable portion of the portfolio, mostly because they generally boast above-average dividend yields. Our focus over the past several quarters has been on the investment management and insurance industries, while we remain underweight the banking industry.
      Alliance Bernstein Holding L.P. was the Fund’s largest holding as of June 30, 2010. The New York based firm provides investment management and related services to institutional, retail and private clients. We have long been attracted to its scale, diversification, global footprint advantages and distribution yield. It posted a modest net loss during the first half. We increased our stake in credit card and other electronic payment processor Total Systems Services due to our high regard for its profit margins and solid returns on invested capital. It lowered full-year guidance in January and lost some customers, but is working at expanding its business, especially overseas, to obtain scale. Slow sales and a challenging retail environment hurt the stock price of apparel and accessories retailer American Eagle Outfitters. Liking the company’s low debt, we built our stake during much of the first half, although we were concerned about its ability to grow in what we expect to be a brutally competitive climate for apparel retailers. We felt more sanguine about the long-term prospects for family-run asset manager Federated Investors. Still a dominant force in money market funds, this top-10 holding also runs a number of bond and equity portfolios, which now account for an equally large part of its overall business. The declining interest rate environment put a crimp in the profitability of its money market funds, which discouraged investors. We like the firm’s entire roster of funds and also anticipate that interest rates will rise in the next three to five years, both of which were factors in our decision to build our stake in the first half.

     China Forestry Holdings was the largest contributor to performance in the first half of 2010. The company engages in the upstream management and sustainable development of forests, as well as the sale of high-quality logs. Its impressive net profits drew investors to the stock and prompted us to trim our position in March. Family Dollar Stores has reaped a benefit from the slow economy as bargain-hunting consumers have been helping its business to thrive. We also liked the way the company has transitioned to a more professionally managed business that has improved its supply chain and offered more consumer staples and fewer discretionary items in response to the recessionary economy. It was RDV’s twelfth largest holding at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Total System Services	-0.26%

American Eagle Outfitters	-0.23

Federated Investors Cl. B	-0.23

Lazard Cl. A	-0.20

Tidewater	-0.18

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,326 million

Weighted Average P/E Ratio**		11.9x

Weighted Average P/B Ratio		1.7x

U.S. Investments (% of Net Assets)		75.9%

Non-U.S. Investments (% of Net Assets)		16.1%

Fund Net Assets		$54 million

Turnover Rate		14%

Number of Holdings		218

Symbol
Investment Class		RDVIX
Service Class		RYDVX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RDV	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.19	0.01	0.19

Standard Deviation	18.49	21.35	19.09

*Five years ended 6/30/10. Category Median and Best Decile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RDV	4.50%	18.49	0.24

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  23

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-2.76%

One-Year			18.98

Three-Year			-2.94

Five-Year			5.98

10-Year			9.94

15-Year			10.82

Since Inception (12/31/91)			11.52

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2009	33.3%	2001	9.6%

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

2004	22.8	1996	18.1

2003	38.7	1995	17.8

2002	-7.8	1994	3.3

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			2.5%

Pan American Silver			2.3

Fossil			2.3

Unit Corporation			2.3

Perrigo Company			2.2

Gardner Denver			2.1

Gartner			2.1

Sanderson Farms			2.0

Alleghany Corporation			2.0

Dionex Corporation			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			18.6%

Natural Resources			14.2

Technology			13.8

Consumer Products			12.2

Industrial Services			10.6

Financial Intermediaries			7.3

Health			5.3

Financial Services			3.5

Consumer Services			1.0

Miscellaneous			2.1

Cash and Cash Equivalents			11.4

Royce Premier Fund

Managers’ Discussion
The high level of volatility in the stock market took its toll on the limited portfolio of small-cap stocks that comprise Royce Premier Fund (RPR) during the first half of 2010.The Fund fell 2.8% for the year-to-date period ended June 30, 2010 versus a decline of 1.9% for its small-cap benchmark, the Russell 2000, for the same period. The result was mildly disappointing, even if mostly understandable in the context of a market struggling for direction and lacking consistently rising share prices. The year kicked off on a down note, as stocks in general seemed to need a breather after a robust comeback through most of 2009. By February, however, the market had rebounded and first-quarter results were generally strong. The Fund gained a more-than-respectable 6.7% in 2010’s opening quarter, though it lagged its benchmark’s 8.9% return.
      The good times did not last, of course. Small-caps made an interim high on April 23, 2010, which hurt second-quarter results. Between April and June, RPR fell 8.9% while the Russell 2000 lost 9.9%. From the late April high through the end of June, the Fund also lost less than the small-cap index, down 15.3% versus a loss of 17.6% for the Russell 2000, though it remained behind its benchmark from the small-cap low on March 9, 2009 through June 30, 2010, up 73.5% versus 80.9%. (Please see page 12 for recent market cycle results.) So while recent shorter-term relative returns were less than stellar, we were pleased that RPR held its value better than the small-cap index during short-term down market periods.

     We also took a measure of encouragement from the Fund’s performances over longer-term time periods. These periods matter most to us when evaluating its performance because they usually include results from markets both good and bad. RPR outpaced the Russell 2000 for the three-, five-, 10-, 15-year and since inception (12/31/91) periods ended June 30, 2010. The Fund’s average annual total return since inception was 11.5%.
     Premier’s two top contributors were also top-10 positions at the end of June. One is a company that we have owned in the portfolio for close to 10 years while we first purchased shares of the other more than a decade ago. Perrigo Company manufactures and distributes OTC (over-the-counter) and prescription pharmaceuticals and nutritional products. For many years, we have held its business and fundamentals in high regard. The company has recently expanded market share with new prescription drugs and with other prescription-only

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Perrigo Company	0.91%

Gartner	0.42

Interactive Data	0.35

Sanderson Farms	0.29

ADTRAN	0.25

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Shares of RPR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             24  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

products shifting to OTC. Perrigo also recently closed the acquisition of a store-brand infant formula maker, a move that, while raising concerns about the health of its historically conservative balance sheet, otherwise looked like a savvy move that should give the company better leverage in negotiating shelf space. Gartner provides IT (information technology) research and other consulting services. It’s a non-capital intensive business that we have long admired for its ability to generate cash. One of its primary revenue generators—a subscription model research product—grew by 14% in the first quarter, a primary factor in the stock’s solid run in 2010’s first half.
      The Industrial Products sector detracted most from performance through the end of June, with the metal fabrication and distribution industry posting the largest net loss. This group was a key contributor to the Fund’s success in 2009, but during 2010’s first half, three of the portfolio’s top net gainers from last year shifted to the opposite list. Sims Metal Management, Reliance Steel & Aluminum and Schnitzer Steel Industries were among the Fund’s top detractors as fear of a double-dip recession led investors to abandon many steel and scrap metal producers, with the most precipitous share price drops for all three companies coming in the second quarter. As long-term, and thus contrarian investors, we saw more or less stable demand and the prospects for solid stock performance down the road, so we held on to good-sized positions in all three.

     Long-time favorite Thor Industries also roared back in 2009 before stalling in this year’s first half. The stock of this RV (recreational vehicle) and small- and mid-sized bus manufacturer plummeted mostly as a result of a delayed 10-Q filing based on an auditor’s review of its past accounting policies. However, the auditor signed off on the filing without requiring any changes or restatements. Sales were also slow after months of recovery, though we think its dominant position in its industry will allow it to return to the fast lane over the long haul. Westlake Chemical manufactures chemicals, vinyls, polymers, and fabricated products. Its business remained sluggish in the face of a struggling housing market and increased competition from Middle Eastern companies expanding their polyethylene capacity. Our plan is to remain patient. At the end of June, we were reexamining our commitment to Silver Standard Resources because the company was struggling both to bring its first mine into production and in general to transition from a strictly exploratory business into a silver producer as well.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Thor Industries	-0.55%

Sims Metal Management ADR	-0.41

Westlake Chemical	-0.33

Silver Standard Resources	-0.29

Varian Semiconductor Equipment Associates	-0.29

*Net of dividends

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,829 million

Weighted Average P/E Ratio**		18.0x

Weighted Average P/B Ratio		2.0x

U.S. Investments (% of Net Assets)		81.6%

Non-U.S. Investments (% of Net Assets)		7.0%

Fund Net Assets		$5,188 million

Turnover Rate		5%

Number of Holdings		70

Symbol
Investment Class		RYPRX
Service Class		RPFFX
Consultant Class		RPRCX
Institutional Class		RPFIX
W Class		RPRWX
R Class		RPRRX
K Class		RPRKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RPR	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.26	0.01	0.09

Standard Deviation	20.18	21.35	20.18

*Five years ended 6/30/10. Category Median and Best Quartile Breakpoint based on 315 small-cap objective funds (lowest expense class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RPR	5.98%	20.18	0.30

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  25

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-2.97%

One-Year			14.68

Three-Year			-1.95

Five-Year			3.91

Ten-Year			11.08

Since Inception (5/1/98)			7.97

ANNUAL EXPENSE RATIO

Operating Expenses			1.17%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2009	28.4%	2003	27.6%

2008	-19.6	2002	15.3

2007	4.7	2001	30.8

2006	14.0	2000	16.3

2005	-1.0	1999	-9.6

2004	13.9

TOP 10 POSITIONS % of Net Assets

National Presto Industries			3.3%

Lubrizol Corporation (The)			3.1

Lancaster Colony			2.9

AVX Corporation			2.6

Gymboree Corporation			2.4

Bed Bath & Beyond			2.4

Hubbell Cl. B			2.4

Bio-Rad Laboratories Cl. A			2.2

Stepan Company			2.1

Park Electrochemical			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			26.8%

Consumer Products			15.4

Consumer Services			11.3

Technology			9.3

Health			9.0

Industrial Services			8.2

Financial Services			2.3

Natural Resources			0.6

Miscellaneous			0.9

Cash and Cash Equivalents			16.2

Royce Special Equity Fund

Manager’s Discussion
The market struggled through the latter part of 2010’s first half, reflecting investors’ growing concerns about a host of issues, including global debt, the viability of the U.S. economy’s recovery, unemployment, etc. Royce Special Equity Fund (RSE) was not immune to the effects of this widespread apprehension. For the year-to-date period ended June 30, 2010, the Fund was down 3.0% versus a loss of 1.9% for RSE’s small-cap benchmark, the Russell 2000, for the same period. While we were disappointed with the Fund’s negative result, we do not generally regard such short-term performance periods as very representative, as we usually encourage investors to have a long-term investment horizon of three years or more. We offer the same words even when short-term returns are better.
     While the rally in 2009 seemed to do much to reignite investor confidence (to say nothing of stock prices), its pace slowed as 2010 began before speeding up again in early February. This helped most stocks to enjoy respectable results in the first quarter, a period in which RSE rose 7.5% compared to a gain of 8.9% for the Russell 2000. The rally went on through late April, a month in which the Fund gained 2.8% while its benchmark rose 5.7%. The pace of the upswing then slackened considerably through the end of June. The Fund was down 9.8% in the second quarter versus a decline of 9.9% for its benchmark. These nearly identical results paint a slightly deceiving portrait. Consider that from the interim small-cap high on April 23, 2010 through June 30, 2010, RSE fell 14.1% versus a loss of 17.6% for the Russell 2000. This down market advantage did not help the Fund to close the gap from the market low on March 9, 2009 through June 30, 2010. During that period, the Fund gained 59.4% versus 80.9% for the Russell 2000. (Please see page 12 for recent market cycle results.) However, the Fund outperformed its benchmark for the three-, five, 10-year and since inception (5/1/98) periods ended June 30, 2010. RSE’s average annual total return since inception was 8.0%.

     Macro forces have dominated the market rather than company-specific items for most of the semiannual period. Fear made a comeback in the second quarter of 2010. As a result, market correlations are back near 2008 panic levels, while the market has become a real-time measure of economic anxiety. This absence of clarity has been causing inaction or extreme reactions to whatever statements are made. We think that our ability to

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

K-Tron International	0.43%

Deckers Outdoor	0.38

Dorman Products	0.32

Carpenter Technology	0.30

Interactive Data	0.28

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          26  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

differentiate among stocks is crucial at this juncture. One needs, within the confines of strict adherence to discerning metrics, to find securities that could benefit from whatever comes of our tangled situation. We believe that, regardless of the ultimate outcome, inexpensive, quality businesses that generate free cash flow remain, at a minimum, relatively better than other investment choices, and we continue to believe they can provide solid absolute returns as well. Companies that are inexpensively priced, that have high returns on capital, that are conservatively financed, and that are able to generate cash are likely to outperform. The ability to pay, and even to increase, dividends also seems valuable to us, whether the future brings inflation or deflation. Thus, we believe that the “tangibility” of dividends from companies generating stable cash flow will become more important. We expect the market to grow more discerning about stocks—quality and valuation should be increasingly important. Free cash flow’s importance should also increase for this reason. It has been a long time since the continuing generation of free cash has been more valuable.
     All but three of the Fund’s sectors were negative performers, with Technology, Consumer Services, and Health having the largest detrimental impact. At the industry level, retail stores and health services were the Fund’s worst-performing industries. Consumer Products, Natural Resources, and Financial Services were the best-performing sectors during 2010’s first half, and the apparel, shoes and accessories industry made the largest positive contribution to performance.

     National Presto Industries remained the largest holding within the portfolio. It was the Fund’s top performer during 2009 before posting a modest net loss during the first half of 2010. The Eau Claire, Wisconsin company is a diversified manufacturing firm that produces defense products, small appliances, and absorbent products. Genoptix was the greatest detractor to performance during the semiannual period. The Carlsbad, California business provides specialized laboratory services that focus on personalized, comprehensive diagnostics to cancer sufferers. These suites of services are primarily sold to oncologists and hematologists. K-Tron International, a Pitman, N.J. based designer and producer of material handling equipment, was the top contributor to performance for the period. News of its acquisition by Hillenbrand broke in January, while early May saw the announcement of the acquisition of financial data specialist Interactive Data.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Genoptix	-0.77%

Sykes Enterprises	-0.45

American Eagle Outfitters	-0.43

Ampco-Pittsburgh	-0.41

Bed Bath & Beyond	-0.37

*Net of dividends

ROYCE SPECIAL EQUITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/1/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,011 million

Weighted Average P/E Ratio**		13.3x

Weighted Average P/B Ratio		1.8x

U.S. Investments (% of Net Assets)		83.8%

Non-U.S. Investments (% of Net Assets)		0.0%

Fund Net Assets		$1,564 million

Turnover Rate		11%

Number of Holdings		81

Symbol
Investment Class		RYSEX
Service Class		RSEFX
Consultant Class		RSQCX
Institutional Class		RSEIX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RSE	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.15	0.01	0.19

Standard Deviation	16.02	21.35	19.09

*Five years ended 6/30/10. Category Median and Best Decile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RSE	3.91%	16.02	0.24

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  27

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-3.65%

One-Year			20.94

Three-Year			-5.71

Five-Year			5.01

Since Inception (6/14/01)			10.17

ANNUAL EXPENSE RATIO

Operating Expenses			1.47%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2009	44.7%	2005	17.2%

2008	-34.2	2004	30.9

2007	3.8	2003	54.3

2006	16.8	2002	-23.5

TOP 10 POSITIONS % of Net Assets

ManTech International Cl. A			2.7%

Federated Investors Cl. B			2.6

Buckle (The)			2.6

PartnerRe			2.5

Unit Corporation			2.4

Comtech Telecommunications			2.4

Knight Capital Group Cl. A			2.4

Reliance Steel & Aluminum			2.3

Dress Barn (The)			2.2

Pan American Silver			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			24.4%

Financial Intermediaries			13.2

Industrial Products			12.2

Consumer Services			10.5

Technology			9.3

Consumer Products			7.7

Industrial Services			5.9

Financial Services			4.8

Health			3.9

Miscellaneous			3.7

Cash and Cash Equivalents			4.4

Royce Value Fund

Managers’ Discussion
Royce Value Fund fell 3.7% for the year-to-date period ended June 30, 2010 compared to a loss of 1.9% for its small-cap benchmark, the Russell 2000, during the same period. While negative performance, even in short-term periods, is never welcome, the challenging market and ongoing anxiety about the economy made results through the year’s first six months not entirely surprising.
     The performance disparity between the Fund and the Russell 2000 was established in the first quarter, when, after a brief respite through early February, the bull market that began in March 2009 continued its spirited run. During 2010’s opening quarter, RVV gained 4.8%, a fine return on an absolute basis, though not enough to best its benchmark’s gain of 8.9%. The second quarter saw a wildly different market following the interim small-cap market high on April 23, 2010. The Fund lost 8.1% between April and June, while the small-cap index declined 9.9%. From the late April high through the end of June, RVV again lost less than the Russell 2000, falling 13.9% compared to a loss of 17.6% for the benchmark.
     The Fund also continued to trail the small-cap index from the market low on March 9, 2009 through the end of June, gaining 76.5% (a more than respectable absolute return in our view) versus 80.9% for the small-cap index. (Please see page 12 for recent market cycle results.) Over longer-term periods, the Fund’s results were on firmer relative footing. RVV outperformed the Russell 2000 for the three-year, five-year and since inception (6/14/01) periods ended June 30, 2010. The Fund’s average annual total return since inception was 10.2%.

      RVV’s two consumer sectors and the precious metals and mining industry in the Natural Resources sector offered an intriguing mix of performers through the first half, providing as clear a lens as any to see just how volatile the stock market has been of late. Family Dollar Stores has actually benefited from the slow economy. More bargain-conscious consumers have helped its business to thrive. We also liked the way the company has transitioned to a more professionally managed business that has improved its supply chain and offered more consumer staples and fewer discretionary items in response to the recessionary economy. Although its stock took a hit in early July (mostly the result of a slow June), the first half was a good one for casual apparel

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Red Back Mining	0.76%

Family Dollar Stores	0.51

American Italian Pasta Cl. A	0.48

Seabridge Gold	0.28

Buckle (The)	0.28

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          28  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

retailer The Buckle, the Fund’s third-largest position at the end of June. The share price of American Italian Pasta grew on news of its acquisition. Slow sales and an otherwise challenging retail environment hurt the stock price of apparel and accessories retailer American Eagle Outfitters. After substantially increasing our stake during much of the first half, we sold shares in mid-June. Although we like the company’s low debt, we were not as certain as we once were about its ability to remain a force in what we expect will be a highly competitive climate for apparel retailers.
     Four of the Fund’s top-10 contributors came from the precious metals and mining group, as did three of its 10 largest detractors. Vancouver-based Red Back Mining has active gold mining operations in Ghana and Mauritania and thus benefited from the sharp increase in gold prices as well as from its own successful execution of both exploration and production. We reduced our position between early March and early June as its share price rose. Disappointments in precious metals and mining businesses included Gammon Gold, which is involved in gold and silver exploration and production in Mexico. The company over-promised and underachieved with two of its silver mines, one of which experienced strikes while the other yielded lower-than expected results. We trimmed our position in March, April and June, in part because of our lower confidence in the firm’s management and in part due to its recent struggles.

     We were more confident in the long-term prospects for family-run asset manager Federated Investors. Still a dominant force in money market funds, the company also runs a number of bond and equity portfolios, which now account for a large part of its overall business. The declining interest rate environment put a crimp in the profitability of its money market funds, which discouraged investors. We like the firm’s entire roster of funds and also anticipate that interest rates will rise in the next three to five years, both of which were factors in our decision to build our stake in the first half. Another top-10 holding, mobile-data communications equipment maker Comtech Telecommunications, endured a difficult first half of 2010 (and also suffered through a poor 2009). The company recently announced an acquisition, which left us as intrigued as it made other investors anxious. Our thought was that the company has two large military contracts that could soon expire and thus needs to diversify its business. We also suspect that a renewal of even one of those contracts would be a step toward a turnaround in stock performance. Ultimately, then, we believe that Comtech is worth the risk for now.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Gammon Gold	-0.66%

American Eagle Outfitters	-0.52

Federated Investors Cl. B	-0.51

Comtech Telecommunications	-0.42

Total System Services	-0.36

*Net of dividends

ROYCE VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$2,124 million

Weighted Average P/E Ratio**		11.5x

Weighted Average P/B Ratio		1.6x

U.S. Investments (% of Net Assets)		86.1%

Non-U.S. Investments (% of Net Assets)		9.4%

Fund Net Assets		$1,436 million

Turnover Rate		18%

Number of Holdings		67

Symbol
Investment Class		RVVHX
Service Class		RYVFX
Consultant Class		RVFCX
Institutional Class		RVFIX
R Class		RVVRX
K Class		RVFKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RVV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.22	0.01	0.09

Standard Deviation	22.64	21.35	20.18

*Five years ended 6/30/10. Category Median and Best Quartile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RVV	5.01%	22.64	0.22

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  29

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-3.03%

One-Year			19.66

Three-Year			-2.59

Five-Year			5.80

Since Inception (6/30/03)			9.37

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.54%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2009	38.1%	2006	13.7%

2008	-29.2	2005	14.9

2007	7.3	2004	27.2

TOP 10 POSITIONS % of Net Assets

Greif Cl. A			1.7%

GrafTech International			1.5

AllianceBernstein Holding L.P.			1.5

SEI Investments			1.4

Sanderson Farms			1.4

EMCOR Group			1.4

Mohawk Industries			1.3

Cliffs Natural Resources			1.3

Manpower			1.3

Expeditors International of Washington			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			22.7%

Industrial Products			18.6

Natural Resources			12.2

Financial Services			12.0

Technology			11.4

Consumer Products			6.6

Financial Intermediaries			4.9

Consumer Services			1.8

Health			1.5

Miscellaneous			2.5

Cash and Cash Equivalents			5.8

Royce 100 Fund

Managers’ Discussion
For the year-to-date period ended June 30, 2010, Royce 100 Fund (ROH) was down 3.0% versus a loss of 1.9% for ROH’s small-cap benchmark, the Russell 2000, for the same period. While it is always disappointing to have negative results—to say nothing about underperforming the benchmark—we also do not typically place much emphasis on short-term performance periods, preferring instead to measure the Fund’s record over longer time spans. This is the case regardless of the result.
     The rally that did so much to restore investor’s confidence in 2009 took a breather as 2010 got underway, though by early February it had picked up steam again. This resulted in solid performance for most stocks in the first quarter, a period in which ROH rose 7.1% compared to a gain of 8.9% for the Russell 2000. Share prices continued to mostly climb through late April, when a more severe correction began that as of this writing has shown few signs of slowing down. During the second quarter, the Fund fell 9.5%, while the small-cap benchmark declined 9.9%. These similar results do not give as strong an impression of ROH’s advantage thus far through the correction. This can be seen more clearly measuring from the interim small-cap high on April 23, 2010 through June 30, 2010, when the Fund was down 15.0% versus a loss of 17.6% for the Russell 2000. (Please see page 12 for recent market cycle results.) The Fund also outpaced its benchmark for the three-year, five-year and since inception (6/30/03) periods ended June 30, 2010. ROH’s average annual total return since inception was 9.4%.

      Gartner, the Fund’s top contributor to performance, is a global leader in IT (information technology) research and other consulting services. We have liked its position as a non-capital intensive business for many years and have long admired its ability to generate cash. A subscription-model research product, one of Garner’s primary revenue sources, grew by 14% in the first quarter, which played a major role in its stock price’s rise in the first half. We held a good-sized position at the end of June. Sapient Corporation also does IT consulting in addition to offering risk management consulting, Web and interactive development services and interactive marketing

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Gartner	0.30%

Sapient Corporation	0.24

Interactive Data	0.23

Sanderson Farms	0.22

ADTRAN	0.21

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at below 1.49% through April 30, 2011. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          30  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

strategies. An acquisition made in 2009 helped the firm to build market share, which seemed to help its stock price to climb through the end of June.
     Holdings in the Industrial Products, Financial Services and Industrial Services sectors made the largest negative impact on first-half performance. Much of the reason for these declines can be traced to the increased apprehension about the thus-far fragile economic recovery. The performance of many financial stocks was hurt by investors fleeing the stock market, as well as other capital markets, which helped to make investment management companies the portfolio’s poorest performing industry group. We first purchased shares of Artio Global Investors late in 2009 owing to our high opinion of its position as a leading international equities manager. As investors alienated its stock in the second quarter, we built our position. Between February and June, we more than doubled our stake in Lazard, which runs a securities brokerage and an asset management business, as well as a financial advisory arm that offers a wide range of services, including consulting for mergers and acquisitions, corporate restructurings and capital structures.
     Fears that the strengthening U.S. dollar would restrain the competitiveness of domestic companies fueled the sell-off in industrial stocks, as did the stubborn perception that the economy was headed for a double-dip recession. As a result, one industrial company that posted sold net gains in 2009—global scrap-metal producer Sims Metal Management—

wound up with a prominent place on the poor performers’ list for the year-to-date period ended June 30, 2010, its stock price falling especially hard during the second quarter. As long-term investors, we increased our stake throughout much of the first half owing to our confidence in the stock’s potential to bounce back. It seemed to us that its shares declined disproportionately to any difficulties faced by its business. It was a top-20 position at the end of June. Intrepid Potash makes fertilizer products for the agricultural, industrial and feed markets. Pricing for fertilizer has still not recovered from lows reached in 2008, as farmers have sought to get by with lower amounts. Our high regard for its management and core business led us to increase our stake in the first half. CRA International saw the market for mergers and acquisition and work force litigation slow, which had a dampening effect on the stock price of this specialist in litigation, regulatory, and financial consulting. We like its management, balance sheet and proven ability to generate cash, all of which were factors in our decision to build our position in the first half.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Artio Global Investors Cl. A	-0.39%

Intrepid Potash	-0.38

Lazard Cl. A	-0.34

Sims Metal Management ADR	-0.33

CRA International	-0.25

*Net of dividends

ROYCE 100 FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,682 million

Weighted Average P/E Ratio**		19.2x

Weighted Average P/B Ratio		2.0x

U.S. Investments (% of Net Assets)		88.4%

Non-U.S. Investments (% of Net Assets)		5.9%

Fund Net Assets		$315 million

Turnover Rate		10%

Number of Holdings		100

Symbol
Investment Class		ROHHX
Service Class		RYOHX
R Class		ROHRX
K Class		ROHKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	ROH	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.25	0.01	0.09

Standard Deviation	20.37	21.35	20.18

*Five years ended 6/30/10. Category Median and Best Quartile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

ROH	5.80%	20.37	0.28

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  31

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*	-1.87%

One-Year	19.40

Since Inception (9/28/07)	-3.95

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	2.04%

Net Operating Expenses	1.50

* Not annualized

TOP 10 POSITIONS % of Net Assets

ENSCO ADR	3.8%

American Italian Pasta Cl. A	3.3

Lubrizol Corporation (The)	3.1

GameStop Corporation Cl. A	3.0

Greif Cl. A	3.0

Centamin Egypt	2.8

Pan American Silver	2.8

GrafTech International	2.7

Family Dollar Stores	2.7

AVX Corporation	2.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	17.8%

Industrial Products	17.7

Technology	15.8

Financial Services	10.1

Consumer Services	8.1

Financial Intermediaries	7.6

Consumer Products	6.8

Industrial Services	2.7

Health	1.7

Cash and Cash Equivalents	11.7

Royce SMid-Cap Value Fund

Managers’ Discussion
The first half of 2010 was more than a little manic. Royce SMid-Cap Value Fund (RSV), with its focus on the larger end of the smaller company universe, posted returns in line with its market segment, but that were uninspiring from our favored absolute return standpoint. Steadily increasing volatility and widening credit spreads led to increased risk aversion in the second quarter. The result was very high correlation of individual stock performance, which in turn led to an environment of broadly undifferentiated returns. For the year-to-date period ended June 30, 2010, the Fund lost 1.9%, performing in line with its small- and mid-cap benchmark, the Russell 2500, which fell 1.7% for the same period. After underperforming its benchmark during the bullish first quarter (+7.1% versus +9.2%), the Fund’s defensive positioning and bias towards higher-quality companies helped it to slightly outperform the index in the broadly negative second quarter (-8.3% versus -10.0%). From the interim small-cap peak on April 23, 2010, we were somewhat encouraged by the Fund’s relative results, as RSV lost less than its benchmark, falling 13.6% compared to a decline of 16.8% for the Russell 2500. Although the market reversed course after a strong start in the first half, dragging RSV down along with it, we were somewhat pleased to see that a transition began to take place that favored higher-quality companies.

      As we approach the third anniversary of RSV’s inception on September 28, 2007, we reflect on what clearly has been one of the most challenging periods for equity investing in our lifetime. With our preferred performance measurement being absolute in nature, we are disappointed with the Fund’s results to date. That said, we take some solace in the fact that through this period the Fund maintained its core discipline, resulting in reasonable relative returns. RSV’s average annual total return since inception was better than that of the Russell 2500.
     Performance for the first half of 2010 was reasonably balanced from a sector standpoint, with six of the Fund’s 11 equity sectors recording positive performance and five posting net losses.

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

American Italian Pasta Cl. A	0.87%

SFN Group	0.57

Seabridge Gold	0.49

Olin Corporation	0.39

Pan American Silver	0.35

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred directly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          32  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

Leading the way was the Natural Resources sector, which received a boost from precious metals and mining companies, the portfolio’s best-performing industry group. Holdings in the group, such as Seabridge Gold and Pan American Silver, benefited from sharply rising gold and silver prices. Technology was the worst-performing sector, as investors grew concerned about the sustainability of businesses investing in technology and projected the passing of the peak in technology capital investment for the current cycle. Our thought was that the sector boasts some of the best balance sheets and cash positions in the small-cap market and should benefit from the many non-tech businesses that are flush with cash and should soon be in need of improvements and/or upgrades to their technology.
     Our investment process dictates that we think and invest along the same lines as business buyers. One pleasant byproduct of this is that from time to time we see portfolio companies acquired either by a strategic or financial buyer. American Italian Pasta was just such an example. North America’s largest producer and seller of dry pasta to both private label and branded pasta markets agreed to be acquired by RalCorp Holdings at a very healthy premium to its stock price near the end of June. Our success with SFN Group, a strategic workforce solutions company focused on the staffing industry, came as the result of well-timed sales in February, when we grew concerned about the challenges its management would have balancing revenue growth and margin expansion in the context of a very competitive and challenging industry environment.

By its nature, value investing will often put the investor at odds with consensus thinking. Wading into what we deem our best ideas by beginning to buy when the crowd is fleeing is an activity we engage in happily, even when the early outcome is disappointing. GameStop, the world’s largest specialty retailer of electronic games and PC entertainment software may ultimately offer a classic example. Constantly challenged by a range of potential competitors, the demise of its business model is a constant topic of investors who once again helped its share price to stumble. We find fears of big-box competition or digital disintermediation overblown, and we continue to be enamored with the company’s defensible dominance of the used game market, excellent customer service and very attractive valuation.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

GameStop Corporation Cl. A	-1.03%

Popular	-0.57

Artio Global Investors Cl. A	-0.57

Schnitzer Steel Industries Cl. A	-0.56

Western Digital	-0.45

*Net of dividends

ROYCE SMID-CAP VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$2,341 million

Weighted Average P/E Ratio**	12.5x

Weighted Average P/B Ratio	1.8x

U.S. Investments (% of Net Assets)	75.3%

Non-U.S. Investments (% of Net Assets)	12.8%

Fund Net Assets	$5 million

Turnover Rate	95%

Number of Holdings	52

Symbol
Service Class	RMVSX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/10).

The Royce Funds 2010 Semiannual Report to Shareholders  |  33

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*	-9.72%

One-Year	8.11

Since Inception (2/27/09)	27.50

ANNUAL EXPENSE RATIO

Gross Operating Expenses	2.98%

Net Operating Expenses	1.50

* Not annualized

TOP 10 POSITIONS % of Net Assets

Berkshire Hathaway Cl. B	4.8%

Seabridge Gold	3.5

ENSCO ADR	2.9

GrafTech International	2.6

Patriot Transportation Holding	2.4

Cal-Maine Foods	2.4

Schnitzer Steel Industries Cl. A	2.3

Mosaic Company (The)	2.3

Pan American Silver	2.3

Centamin Egypt	2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	25.3%

Industrial Products	14.4

Financial Services	9.8

Technology	9.7

Financial Intermediaries	8.0

Consumer Products	7.5

Industrial Services	4.6

Consumer Services	3.1

Cash and Cash Equivalents	17.6

Royce Focus Value Fund

Managers’ Discussion
Stocks of all asset sizes struggled in the first half of 2010—especially from late April through the end of June—and this could be seen all too easily in the performance of Royce Focus Value Fund (RFV). For the year-to-date period ended June 30, 2010, the Fund was down 9.7%, underperforming its micro-cap, small-cap and mid-cap benchmark, the Russell 2500 index, which fell 1.7% over the same period. The Fund was substantially outpaced by its benchmark during the bullish first quarter and then lost slightly more than the Russell 2500 in the bearish second quarter. So while our enthusiasm about the Fund’s strong absolute showing from its inception on February 27, 2009 through the end of last year was diminished by its results thus far in 2010, we also believe that the Fund is more than capable of righting itself in the months to come.
     The rally that helped RFV to enjoy a vibrant first 10 months took a detour as 2010 began. Stock prices fell into early February, though it appeared to most observers that the rally had not breathed its last, which was borne out as stocks rallied again and share prices mostly rose until late in the fourth week of April. During the first quarter, the Fund did not share in the good times to nearly the same degree as its benchmark, up 1.2% versus a gain of 9.2% for the Russell 2500. This was a less surprising, though not much less disappointing, result than what followed in the second quarter, in which RFV was down 10.7% compared to a decline of 10.0% for its benchmark. From the interim small-cap high on April 23, 2010 through June 30, 2010, the Fund lost 14.5% versus a 16.8% loss for the Russell 2500.

     As investors fled the stock market, as well as other capital markets, the performance of many financial stocks was hampered, which helped to make investment management companies the portfolio’s poorest-performing industry group. We first purchased shares of Artio Global Investors in January because of our high regard for its position as a leading international equities manager. We added to our stake in February and March. U.S. Global Investors manages equity and fixed income mutual funds, investing primarily in the public

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Berkshire Hathaway Cl. B	0.83%

Seabridge Gold	0.73

Trican Well Service	0.40

Fresnillo	0.33

Buckle (The)	0.18

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          34  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

equity, fixed income, gold and natural resources markets across the globe. We think its expertise in asset management is a key strength, so we increased our stake in January, May and June.
     The Industrial Products sector detracted most from performance through the end of June. Top-10 position The Mosaic Company produces concentrated phosphate and potash crop nutrients for the agriculture industry. Its share price grew at a healthy rate in 2009, in part because takeover rumors ran rampant through its industry. We like its business, its balance sheet and its high returns on invested capital, so we added to our position in the first half. The sector’s largest detracting industry was the metal fabrication and distribution group, which was a key contributor to the Fund’s success in 2009. However, during 2010’s first half, two of the portfolio’s more solid net gainers from last year—Schnitzer Steel Industries and Reliance Steel & Aluminum—shifted to the opposite list. As long-term, contrarian investors, we saw more or less stable demand and the prospects for solid stock performance down the road, so we built our respective positions in both.
     Long-time Royce favorite Thor Industries also roared back in 2009 before stalling in this year’s first half, when we initiated a position in RFV. The stock of this RV (recreational vehicle) and small- and mid-sized bus manufacturer plummeted mostly as a result of a delayed 10-Q filing based on an auditor’s review of its past accounting policies. However, the auditor signed off on the filing without requiring any changes or restatements. Sales were also slow after months of recovery, though we think its dominant position in its industry will allow it to return to the fast lane over the long haul. It was a top-20 position at the end of June.

Berkshire Hathaway is a familiar name to many investors as the company associated with Warren Buffett. We admire his expertise as well and were pleased to see the stock climb during 2010’s first six months. Canadian gold mining business Seabridge Gold enjoyed success as reserves in a mine in British Columbia were verified and drilling commenced, which helped to drive up its stock price. It was the Fund’s second-largest holding at the end of June. Gammon Gold, which is involved in gold and silver exploration and production in Mexico, disappointed in the first half. The company over-promised and underachieved with two of its mines, one of which experienced strikes while the other yielded lower-than expected results. We sold our position in February and April, in part because of our lower confidence in the firm’s management and in part due to its recent struggles.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Mosaic Company (The)	-0.98%

U.S. Global Investors Cl. A	-0.83

Thor Industries	-0.78

Artio Global Investors Cl. A	-0.67

Gammon Gold	-0.62

*Net of dividends

ROYCE FOCUS VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 2/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$3,296 million

Weighted Average P/E Ratio**	14.0x

Weighted Average P/B Ratio	1.7x

U.S. Investments (% of Net Assets)	69.5%

Non-U.S. Investments (% of Net Assets)	12.9%

Fund Net Assets	$7 million

Turnover Rate	18%

Number of Holdings	50

Symbol
Service Class	RYFVX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 6/30/10).

The Royce Funds 2010 Semiannual Report to Shareholders  |  35

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*	-7.96%

One-Year	3.70

Since Inception (4/27/09)	5.42

ANNUAL EXPENSE RATIO

Gross Operating Expenses	5.29%

Net Operating Expenses	1.51

* Not annualized

TOP 10 POSITIONS % of Net Assets

UltraShort 20+ Year Treasury ProShares	4.4%

Randgold Resources ADR	3.4

Potash Corporation of Saskatchewan	2.5

Fluor Corporation	2.5

SEI Investments	2.2

Diebold	2.2

CARBO Ceramics	2.1

Copart	2.1

Western Union	2.0

Nucor Corporation	1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries	21.5%

Financial Services	20.8

Industrial Services	17.9

Industrial Products	9.3

Natural Resources	8.2

Technology	5.2

Diversified Investment Companies	4.4

Consumer Services	1.4

Consumer Products	1.1

Miscellaneous	2.4

Cash and Cash Equivalents	7.8

Royce Partners Fund

Manager’s Discussion
Royce Partners Fund (PTR) struggled to find its footing in the volatile first half for equities in 2010. The sovereign debt crisis in Europe, coupled with fears of a slowdown in the globally important Chinese economy, led to two corrections in the first half. The Fund was down 8.0% for the year-to-date period ended June 30, 2010, compared to a loss of 1.7% for its micro-cap, small-cap and mid-cap benchmark, the Russell 2500, for the same period. PTR, launched mid-year in 2009 amid one of the most powerful rallies in recent history, was still putting cash to work in 2010’s first quarter, resulting in a performance drag, only then to be caught more fully invested late in April as the market began its steepest correction since the recent cycle low of March 2009.
     The Fund underperformed in the first quarter, up 2.2% versus 9.2% for its benchmark. The second quarter was only somewhat less disappointing, as the Fund slightly outperformed on a relative basis in what was a highly correlated downward move for the market. Between April and June, PTR lost 9.9% versus a decline of 10.0% for the Russell 2500. From the interim small-cap peak on April 23, 2010, PTR did exhibit some of the defensive qualities we hope to build into all of our portfolios, outperforming the Russell 2500 (-14.8% versus -16.8%). While the Fund’s inaugural performance results have been discouraging, we measure our investment horizon in years, not months or quarters, and we believe that the portfolio is well-positioned for the next market cycle.

      PTR has the flexibility to invest in the entire universe of stocks regardless of market capitalization. Importantly, we apply the same rigorous standards of balance sheet strength, high returns on invested capital and the ability to generate free cash flow that have defined the Royce discipline for close to four decades. So while a large portion of the portfolio will continue to be sourced from our favored segment of small-cap companies, the opportunity exists to take advantage of market dislocations and above-average volatility to apply our methodology to companies of all sizes.
     The largest net losses on a sector level during the first half came from Financial Services, Industrial Services, Financial Intermediaries and Diversified Investment Companies. Difficulties in the financial sectors stemmed in large part from fears of a Greek default—as

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Randgold Resources ADR	0.56%

Erie Indemnity Cl. A	0.20

Primerica	0.18

VZ Holding	0.13

Alleghany Corporation	0.12

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          36  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

well as similar concerns about Spain, Portugal, Italy and Ireland—that caused turbulence for financial companies across the globe. Lazard is a Bermuda-based global financial advisory and services company with substantial business interests in Europe. Its stock sold off sharply as investors fled companies with exposure to the debt crisis. Our view, unsurprisingly, is quite contrary. We see the opportunity for increased sovereign advisory work—the company continues to advise Greece—in distressed situations in both Europe and the U.S. as more than offsetting. We added to our position in February and May. Popular, a bank holding company that provides commercial banking operations primarily in Puerto Rico, sold off amid fears of a delay in the sale of a subsidiary. We first purchased shares of Artio Global Investors in November 2009 (and added to our stake in March) owing to our high regard for its position as a leading international equities manager and confidence in its long-term prospects for success.
     The Fund’s most significant detractor was our position in ProShares UltraShort 20+ Year Treasury, an ETF (exchange traded fund) that seeks twice (200%) the inverse (opposite) of the daily performance of the Barclays Capital 20+ Year U.S. Treasury Index. The position reflects our contention that investors’ flight to the safety of Treasuries is rapidly approaching a bubble and that we are likely to see inflation and higher interest rates in the years ahead. We built our position in May. Transocean, the world’s largest offshore drilling contractor, provides services for oil and gas wells worldwide, including deepwater and harsh environment drilling. Its involvement in the Gulf oil spill has led to an understandable decline in its stock price.

     The top-performing company for the period came from the Natural Resource sector and was a direct beneficiary of rising precious metals prices, specifically that of gold, as investors continued to seek safe havens that will protect their assets from the competitive devaluation of currencies occurring around the world. Randgold Resources is engaged in exploration and mining, primarily in West and Central Africa, and has more than 15mn. ounces of proven reserves. We made an additional purchase of the stock in March. Long-time Royce favorite Erie Indemnity, a mid-sized property/casualty insurer, demonstrated improved underwriting results and policy growth that, along with the pricing benefits of its unique corporate structure, recaptured investor enthusiasm and allowed the shares to perform handsomely. We held a good-sized position at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

UltraShort 20+ Year Treasury ProShares	-1.24%

Lazard Cl. A	-0.58

Popular	-0.57

Artio Global Investors Cl. A	-0.55

Transocean	-0.45

*Net of dividends

ROYCE PARTNERS FUND VS. RUSSELL 2500 Value of $10,000 Invested on 4/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$3,576 million

Weighted Average P/E Ratio**	17.6x

Weighted Average P/B Ratio	2.1x

U.S. Investments (% of Net Assets)	80.2%

Non-U.S. Investments (% of Net Assets)	11.5%

Fund Net Assets	$1 million

Turnover Rate	9%

Number of Holdings	62

Symbol
Service Class	RPTRX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/10).

The Royce Funds 2010 Semiannual Report to Shareholders  |  37

QUALITY + FOCUSED

Quality + Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

CUMULATIVE TOTAL RETURNS Through 6/30/10

Jan-June 2010	-6.30%

Since Inception (12/31/09)	-6.30

ANNUAL EXPENSE RATIO

Gross Operating Expenses	1.75%

Net Operating Expenses	1.49

TOP 10 POSITIONS % of Net Assets

ENSCO ADR	5.0%

Questar Corporation	3.9

Flowserve Corporation	3.8

Western Digital	3.8

Greif Cl. A	3.4

Biogen Idec	3.0

Dollar Tree	3.0

Manpower	2.5

Kinetic Concepts	2.5

TD AMERITRADE Holding Corporation	2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	20.6%

Natural Resources	17.2

Industrial Services	11.1

Technology	10.9

Consumer Services	10.7

Health	8.9

Financial Intermediaries	6.5

Financial Services	3.9

Consumer Products	3.7

Cash and Cash Equivalents	6.5

Royce Mid-Cap Fund

Managers’ Discussion
The market rally that began in March 2009 and continued well into April 2010 in general favored companies in the smallest market cap segments and businesses on the lower end of the quality spectrum as measured by balance sheet strength and internal rates of return. Concurrent with the beginning of the decline in late April, precipitated by the sovereign debt crisis in Europe, we began to see a transition away from this low-quality outperformance as risk aversion began to resurface.
     Royce Mid-Cap Fund (RMM), which focuses on mid-cap companies with market capitalizations ranging from $2.5 billion to $15 billion, struggled in the year’s first half as we first began to invest when stock prices were rising in the year’s opening quarter. A new set of fears raised investor anxiety back to levels not seen since the fall of 2008, as the prospect of sovereign defaults in Europe, a slowing Chinese economy and an unimproved housing and unemployment picture in the U.S. signaled investors to once again flee equities. For the year-to-date period ended June 30, 2010, RMM declined 6.3%, underperforming its benchmark, the Russell Midcap index, which fell 2.1% for the same period. After failing to keep pace with its benchmark during the first-quarter rally, up 5.0% versus 8.7%, the Fund slightly under-performed during the decline that gripped markets during the challenging second quarter, down 10.8% versus a loss of 9.9%. Similarly, from the interim small-cap peak on April 23, 2010, RMM fell 15.3% compared to a loss of 15.7% for its benchmark.

     Halfway through, 2010 is clearly not off to an auspicious start for either the Fund or the broader market. That said, the April interim peak and subsequent decline did usher in the beginning of a change in leadership that we had long been anticipating. Higher-quality businesses, defined as those with high internal rates of return, low leverage, dividends and prudent capital allocation, began to outperform those with lower-quality characteristics. As

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Dollar Tree	0.87%

Red Back Mining	0.57

Hasbro	0.41

O’Reilly Automotive	0.41

Advance Auto Parts	0.30

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses, and include management fees, 12b-1 distribution and service fees, other expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2013. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          38  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

our area of focus and expertise is decidedly with the former, we are confident in our positioning for the next market cycle.
     The first half of 2010 also marked the first six months in which the Fund has been in operation. Launched on December 31, 2009, RMM is an extension of our primary selection universe of smaller companies in that it allows us to continue to benefit from our deep institutional knowledge of smaller companies as they grow up in the world. The current episode of elevated volatility also allows some companies that have traditionally been the province of large-cap investors to be captured at a moment in the mid-cap space when they have fallen out of favor, are misunderstood or have disappointed their current slate of investors.
     Four of the Fund’s nine equity sectors generated positive performance for the period, led by Natural Resources. Not surprisingly, more defensive areas performed well, while the more cyclically and economically sensitive sectors performed worst as investors worried about the potential for a double-dip recession. Industrial Products and Technology were the two weakest sectors by a wide margin as inventory restocking and business investment hit a soft patch. From an industry standpoint, precious metals and mining businesses were the top performers while Technology’s components and systems companies fared worst.

Recent trends in consumer spending favored purchases offering some value, which helped Dollar Tree, a leading operator of discount variety retail stores offering everyday general merchandise at the $1 price point. Merchandising flexibility and solid business execution combined with prudent square footage growth and strong free cash flow served to attract investors to the stock. In the Technology sector, hard disk drive manufacturer Western Digital disappointed, its stock price declining as industry conditions became more challenging, and the company ceded some market share to defend pricing. We believe that investors have overreacted, and we remain committed to the company over the long term. Flowserve Corporation, a manufacturer of flow control equipment—pumps, valves and motors—fell victim to negative perceptions of its end markets as investors focused on the company’s significant exposures to the Eurozone region and to drilling in the Gulf of Mexico. Flowserve’s business is highly cyclical, with customer’s spending habits linked closely to the condition of the global economy. We took a more sanguine view of the company’s prospects and believe that the current valuation more than adequately reflects any risks on the macroeconomic landscape.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Western Digital	-1.33%

Flowserve Corporation	-0.74

GameStop Corporation Cl. A	-0.61

Manpower	-0.52

American Eagle Outfitters	-0.51

*Net of dividends

ROYCE MID-CAP FUND VS. RUSSELL MIDCAP Value of $10,000 Invested on 12/31/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$4,979 million

Weighted Average P/E Ratio**	13.7x

Weighted Average P/B Ratio	1.8x

U.S. Investments (% of Net Assets)	90.2%

Non-U.S. Investments (% of Net Assets)	3.2%

Fund Net Assets	$4 million

Turnover Rate	68%

Number of Holdings	51

Symbol
Service Class	RMIDX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/10).

The Royce Funds 2010 Semiannual Report to Shareholders  |  39

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-1.31%

One-Year			26.32

Three-Year			-4.10

Five-Year			6.50

10-Year			10.01

15-Year			11.22

Since Inception (12/31/91)			12.68

ANNUAL EXPENSE RATIO

Operating Expenses			1.60%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2009	55.7%	2001	23.1%

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

2004	15.8	1996	15.5

2003	52.6	1995	19.1

2002	-13.4	1994	3.6

TOP 10 POSITIONS % of Net Assets

US Gold			1.2%

Fronteer Gold			1.2

Syneron Medical			1.1

Volcom			1.1

Silvercorp Metals			1.1

Cavco Industries			1.1

Patriot Transportation Holding			1.0

Lamprell			1.0

Atlantic Tele-Network			1.0

Allied Nevada Gold			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			17.7%

Industrial Products			14.1

Health			12.5

Technology			12.3

Industrial Services			11.1

Consumer Products			8.6

Financial Services			4.2

Financial Intermediaries			3.6

Consumer Services			3.3

Miscellaneous			4.7

Cash and Cash Equivalents			7.9

Royce Micro-Cap Fund

Manager’s Discussion
Micro-cap stocks are often volatile and unpredictable, but they were no more noticeably capricious than their larger peers in the first half of 2010. Royce Micro-Cap Fund (RMC) was down 1.3% for the year-to-date period ended June 30, 2010, ahead of its small-cap benchmark, the Russell 2000, which fell 1.9%, but behind the Russell Microcap index, which managed a slight gain of 0.1% for the same period. Although RMC’s absolute return of 4.7% in 2010’s first quarter was more than respectable, it lagged its benchmark (+8.9%) and the micro-cap index (+9.9%). This relative lag at a time when stock prices were mostly rising was not entirely a surprise following the Fund’s performance in 2009, which was strong on both an absolute and relative basis.
     When the rally began to lose serious steam following the interim small-cap high on April 23, 2010, the Fund more than held its own. From that date through the end of June, RMC lost 12.3% versus respective losses of 17.6% and 18.1% for the Russell 2000 and Russell Microcap indexes. This stronger down market turn helped the Fund to also lose less during the second quarter. Between April and June, RMC was down 5.8%, while the Russell 2000 declined 9.9% and the Russell Microcap index fell 8.9%. So while negative returns are never ideal, they are understandable in the context of the currently anxious and uncertain market.

     We were also cheered somewhat by the fact that RMC held an advantage over both indexes from the market low on March 9, 2009 through the end of June, 2010, gaining 96.8% versus 80.9% for the Russell 2000 and 86.2% for the micro-cap index. (Please see page 12 for recent market cycle results.) This outperformance was consistent with calendar-based, longer-term periods. The Fund beat the Russell Microcap index—for which data goes back to 2000—for the one-, three-, five- and 10-year periods ended June 30, 2010. RMC beat the Russell 2000 for each of the aforementioned periods and the 15-year and since inception (12/31/91) periods ended June 30, 2010. The Fund’s average annual total return since inception was 12.7%.
     Natural Resources—the Fund’s best-performing sector in 2009—was also its most significant contributor to net gains in the first half of 2010, dominated by holdings in the precious metals and mining industry. As was the case in 2009, this industry outpaced all of the Fund’s other sectors and industry groups, although, given the state of the market, this was

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

US Gold	0.56%

Red Back Mining	0.44

Fronteer Gold	0.39

Allied Nevada Gold	0.35

Boots & Coots	0.30

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          40  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

admittedly a less daunting task in 2010’s first six months than it was in 2009. Still, we were very pleased with the performance of these companies, which accounted for four of RMC’s five top gainers year-to-date through June 30, 2010. Rising gold prices were the primary spur to the increase in share prices, as the debt crisis in Europe and fiscal challenges on the home front drove investors to the perceived safety of gold.
     Red Back Mining successfully managed the growth of its mines in Ghana and Mauritania after evolving from a purely exploratory company into one that produced metals as well. We built two other positions near the end of 2008 and in the first quarter of 2009, when they were falling into the micro-cap capitalization range: Fronteer Gold reaped a golden harvest from recent discoveries in its home base of Nevada, while Allied Nevada Gold managed a similar transition from explorer to producer with a comparable level of success. In contrast to these stocks, we began to build our stake a bit later in the Fund’s top performer, Nevada-based exploration and production company, US Gold. Its share price went against the market, rising most sharply during the second quarter, when investor anxiety was growing most acute. We held a good-sized position in each company at the end of June.

     Genoptix provides specialized laboratory services that focus on personalized, comprehensive diagnostics to cancer sufferers. These suites of services are primarily sold to oncologists and hematologists. We liked its interesting niche, its balance sheet and impressive margins, but in retrospect we may have begun to buy too soon, making large buys in the summer of 2009 and spring of 2010. Its share price began to slip precipitously in late April on an earnings miss and unexpected spending increases before falling further when the firm revised full-year revenue guidance in June. We are holding on in the expectation that the firm can right itself. Horsehead Holding offers a different kind of niche. The firm produces zinc, primarily by the low-cost method of recycling steel dust. Steel businesses, such as Olympic Steel, had a rough first half, as did many industrial companies, but we were drawn to Horsehead’s strong fundamentals and think that it deserves our patience. We were somewhat mystified by the dismal performance of Atlantic Tele-Network, which provides wireless voice and data services to retail customers in Bermuda, Guyana, and Turks and Caicos, as well as wireless voice and data roaming services in the U.S. Its earnings were lower early in 2010, but it remains in our view a very well-run business with a low-debt balance sheet and positive cash flow.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Genoptix	-0.48%

Horsehead Holding Corporation	-0.42

Atlantic Tele-Network	-0.34

Olympic Steel	-0.33

Sterling Construction	-0.29

*Net of dividends

ROYCE MICRO-CAP FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$322 million

Weighted Average P/E Ratio**		12.4x

Weighted Average P/B Ratio		1.5x

U.S. Investments (% of Net Assets)		67.1%

Non-U.S. Investments (% of Net Assets)		25.0%

Fund Net Assets		$1,070 million

Turnover Rate		19%

Number of Holdings		213

Symbol
Investment Class		RYOTX
Service Class		RMCFX
Consultant Class		RYMCX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (26% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RMC	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.28	0.00	0.21

Standard Deviation	21.22	22.22	21.00

*Five years ended 6/30/10. Category Median and Best Quartile Breakpoint based on 21 micro-cap objective funds (oldest class only) with at least five years of history. (All small-cap objective funds with median market capitalizations below $500 million.)

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RMC	6.50%	21.22	0.31

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  41

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-4.48%

One-Year			25.58

Three-Year			-4.40

Five-Year			5.49

10-Year			8.86

15-Year			11.91

Since Inception (12/15/93)			12.05

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.62%

Net Operating Expenses			1.51

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2009	53.6%	2001	25.1%

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

2004	13.6	1996	22.8

2003	44.0	1995	22.5

2002	-16.3	1994	3.0

TOP 10 POSITIONS % of Net Assets

Alamos Gold			1.9%

Trican Well Service			1.9

Pan American Silver			1.8

GrafTech International			1.7

Nu Skin Enterprises Cl. A			1.5

ADTRAN			1.5

Endo Pharmaceuticals Holdings			1.3

Red Back Mining			1.3

Silver Standard Resources			1.3

Ivanhoe Mines			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			26.0%

Technology			16.7

Industrial Products			10.0

Industrial Services			8.9

Consumer Products			6.9

Financial Intermediaries			6.5

Health			5.6

Financial Services			5.4

Consumer Services			3.2

Miscellaneous			4.5

Cash and Cash Equivalents			6.3

Royce Low-Priced Stock Fund

Manager’s Discussion
Royce Low-Priced Stock Fund (RLP) was down 4.5% for the year-to-date period ended June 30, 2010 versus a decline of 1.9% for its small-cap benchmark, the Russell 2000, for the same period. To some degree, we were disappointed with the Fund’s results—negative returns, even in short-term periods, are never desirable. However, we were not terribly surprised, considering the Fund’s very strong performance in 2009, on both an absolute and relative basis, and the very difficult market and economy through the first half of the year.
     Following last year’s robust rally, stock prices mostly fell in January, before resuming their bull run early in February. RLP was up a solid 4.5% during the first quarter, but behind the 8.9% return of the Russell 2000. The bull soon slowed, with an interim high for small-cap stocks reached on April 23, 2010. The result was a disheartening second quarter, one in which RLP fell 8.6% while the Russell 2000 lost 9.9%. From the late April high through the end of June, the Fund held its value better than its benchmark, losing 14.6% versus a decline of 17.6% for the Russell 2000. RLP also remained ahead of the small-cap index from the small-cap low on March 9, 2009 through June 30, 2010, up 92.0% versus 80.9%. (Please see page 12 for recent market cycle results.)

     In addition, the Fund outpaced the Russell 2000 over longer-term time periods tied more closely to the calendar. Our long-term investment outlook leads us to weigh results from these periods most heavily, especially because they usually include results from both up and down markets. RLP outpaced the Russell 2000 for the one-, three-, five-, 10-, 15-year and since inception (12/15/93) periods ended June 30, 2010. The Fund’s average annual total return since inception was 12.1%.
     The Industrial Products and Industrial Services sectors posted the most significant net losses in the first half. After posting solid net gains in 2009, some degree of give-back was understandable and these losses should be, in our estimation, relatively short-lived. Fears of a double-dip recession and a strengthening U.S. dollar were the primary culprits of the correction

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Red Back Mining	0.69%

Alamos Gold	0.43

Cirrus Logic	0.29

KKR Financial Holdings	0.28

ADTRAN	0.24

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Service Class’s net annual operating expense ratio at or below 1.49% through April 30, 2011. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred directly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          42  |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

for many industrial businesses. Lower share prices allowed us to build our stake in Intrepid Potash, a fertilizer producer for the agricultural, industrial and feed markets. Pricing for fertilizer has still not recovered from lows reached in 2008, thanks in large part to the dreary mood of investors and farms scrimping on fertilizer levels. However, we like its management, its core business and its fundamentals. We trimmed our stake in global scrap metal recycler Sims Metal Management, though our confidence in its stock price’s potential to bounce back remained strong, as it seemed to us that it declined disproportionately to any difficulties faced by its business. It was RLP’s 20th largest position at the end of June.
     We also liked the long-term prospects for popular weight-loss company NutriSystem, whose products include pre-packaged foods, diet programs, online tools and counseling. The company also provides a low glycemic program for people with type 2 diabetes who need to lose weight. A deal struck in 2009 to sell the firm’s products in Wal-Mart stores failed to make sales as healthy as expected, which left investors hungry for other options in the first quarter. Bottoming out in early March, its stock price mostly rallied through the rest of the first half, though not enough to overcome the earlier decline. While we reduced our position in the first half, we continue to have a high regard for its growing business, its balance sheet and its business’s proven ability to generate cash. We were far more disappointed in the recent performance of long-time holding Gammon Gold, which explores for and produces gold and silver in Mexico. The company over-promised and underachieved with two of its mines, one of which experienced strikes while the other yielded lower-than-expected results. We sold some shares between February and June, in part because of our diminished confidence in the firm’s management and in part due to its recent struggles.

      The precious metals and mining industry, part of the Natural Resources sector, was otherwise a bright spot, led by RLP’s two top contributors, Red Back Mining and Alamos Gold, which were also top-10 positions at the end of June. Although many anxious investors sought the safety of fixed income, money markets or the space between the mattress and box spring, others flocked to a brighter source of safety, which helped both gold prices and the share prices of successful, well-run mining companies. Red Back effectively added production capabilities to its solid exploration business and saw positive results from mines in Ghana and Mauritania. Alamos Gold has made a similar shift to production over the past few years and, after successful operations in Mexico, is exploring promising opportunities in Turkey.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Gammon Gold	-0.68%

Intrepid Potash	-0.48

Sims Metal Management ADR	-0.32

NutriSystem	-0.30

Artio Global Investors Cl. A	-0.30

*Net of dividends

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,029 million

Weighted Average P/E Ratio**		14.2x

Weighted Average P/B Ratio		1.7x

U.S. Investments (% of Net Assets)		74.5%

Non-U.S. Investments (% of Net Assets)		19.1%

Fund Net Assets		$3,338 million

Turnover Rate		11%

Number of Holdings		203

Symbol
Investment Class		RLPHX
Service Class		RYLPX
Institutional Class		RLPIX
R Class		RLPRX
K Class		RLPKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RLP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.24	0.01	0.09

Standard Deviation	23.06	21.35	20.18

*Five years ended 6/30/10 Category Median and Best Quartile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RLP	5.49%	23.06	0.24

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  43

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-0.66%

One-Year			35.11

Three-Year			-8.74

Five-Year			1.97

10-Year			7.88

Since Inception (11/19/96)			11.61

ANNUAL EXPENSE RATIO

Operating Expenses			1.22%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2009	62.1%	2002	-17.0%

2008	-45.7	2001	17.3

2007	-2.0	2000	19.9

2006	18.8	1999	32.3

2005	4.8	1998	4.9

2004	17.5	1997	20.8

2003	72.9

TOP 10 POSITIONS % of Net Assets

Haynes International			0.7%

Carpenter Technology			0.7

Dillard’s Cl. A			0.7

Atlas Air Worldwide Holdings			0.7

Timken Company (The)			0.7

Loral Space & Communications			0.7

Kaiser Aluminum			0.7

Bottomline Technologies			0.7

Park Electrochemical			0.7

Ferro Corporation			0.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			28.9%

Industrial Products			22.3

Consumer Services			11.0

Industrial Services			8.3

Financial Intermediaries			8.1

Natural Resources			4.3

Consumer Products			3.5

Health			2.6

Financial Services			0.6

Utilities			0.3

Miscellaneous			4.6

Cash and Cash Equivalents			5.5

Royce Opportunity Fund

Manager’s Discussion
While we often describe volatility as a value investor’s friend, we generally mean it at the level of opportunities that can develop for individual stocks. Correlation is a different story, as the opportunity to differentiate oneself from the market becomes more challenging in a highly correlated environment. The first half of 2010 exhibited both a high level of correlation and volatility in terms of portfolio performance. Royce Opportunity Fund was down 0.7% for the year-to-date period ended June 30, 2010, compared to a loss of 1.9% for its benchmark, the small-cap Russell 2000, for the same period. The Fund’s negative return, although low, was still mildly disappointing given the very strong start to the year. Fortunately, we seldom get too excited about short-term results of any kind and found ourselves in the pleasant position of being able to use the sudden downturn to add to and revisit some portfolio favorites.
     The dynamic, highly welcome rally that lasted through much of 2009 was interrupted shortly after 2010 began, as stock prices were sluggish-to-slipping into early February. The bull then seemed primed for another run as share prices began once more to climb to new cycle peaks only to be stymied by a more lasting correction that began near the end of April and lasted through the end of June. Concerns ranging from sovereign debt issues in Europe and slowing growth in China to stubbornly high unemployment and weak housing prices in the U.S. all asserted (or reasserted) their grip on investors. The Fund participated fully during the positive first quarter, up 12.9% versus a gain of 8.9% for its benchmark. The second quarter reflected the growing presence of the bear, and the Fund felt its bite, losing 12.0% while the Russell 2000 fell 9.9%. The Fund also lost ground to its benchmark from the interim small-cap high on April 23, 2010 through June 30, 2010, down 21.9% versus a loss of 17.6% for the small-cap index.
     However, this short-term down market underperformance did little to affect ROF’s substantial relative advantage from the market low on March 9, 2009 through June 30, 2010, a period in which the Fund gained 139.2% compared to 80.9% for its benchmark. (Please see page 12 for recent market cycle results.) Other longer-term time spans revealed a similar relative advantage, as ROF beat the Russell 2000 for the one-, five-, 10-year and since inception (11/19/96) periods ended June 30, 2010. The Fund’s average annual total return since inception was 11.6%.

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Brown Shoe	0.28%

Bell Microproducts	0.22

Bowne & Co.	0.22

Home Diagnostics	0.18

PAREXEL International	0.17

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Shares of ROF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          44   |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

     Skepticism has not yet been replaced with confidence in investors’ minds as macroeconomic issues have clearly been the focal point of concerns at the expense of what we see as improving company fundamentals. We are not surprised given the depth of the 2007-2009 bear market, the stunning loss of jobs, and the uncertain state of the recovery. That said, the environment for stock picking in our favored areas of turnarounds, special situations and interrupted growth stories continues to be robust, and we are seeking to take advantage of the market’s volatility to invest in those companies that we believe will have the most to gain as things improve.
     Consumer Services led all of the Fund’s sectors in the first half, primarily due to a very strong first quarter in which consumers were selectively drawn back to stores and restaurants after an extended absence. Natural Resources had the distinction of being the Fund’s worst-performing sector. A sharply rising U.S. dollar and a softening of the economic picture led to declines in several producers of industrial commodities and chemicals.
     Due to the Fund’s commitment to substantial portfolio diversification and low concentration, generally speaking no individual position will have a large-scale material impact, either positively or negatively, on the Fund’s results. Located within the Consumer Services sector, Brown Shoe was the top contributor to first half performance. Founded in 1878, Brown Shoe has played an integral role in the footwear industry as both a retailer and wholesaler of footwear and accessories. A smart move into the toning and fitness category through its Famous Footwear retailing division has been adding welcome growth and inventory de-stocking appears to have run its course, adding to the improved outlook. In the Technology sector, Bell Microproducts, a value-added distributor of semiconductors and other components, was acquired by Avnet in an all-cash transaction announced at the end of March.
     Century Aluminum, a U.S. producer of primary aluminum operating four smelter facilities, fell victim to a sharp fall in metals prices. It held the distinction of being the worst-performing stock in 2010’s first half. We built our position as its price fell. Cambrex Corporation was another disappointment. Cambrex is a specialty chemical company supplying health, agricultural and biotechnology products to the life sciences industry. Falling in the turnaround bucket, we are awaiting a pick-up in their pharmaceutical end markets that should offset the recent trends in revenue declines and margin contraction.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Century Aluminum	-0.33%

Cambrex Corporation	-0.23

Aviat Networks	-0.22

Goodrich Petroleum	-0.22

Bottomline Technologies	-0.19

*Net of dividends

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 11/19/96

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$510 million

Weighted Average P/B Ratio		1.1x

U.S. Investments (% of Net Assets)		94.4%

Non-U.S. Investments (% of Net Assets)		0.0%

Fund Net Assets		$1,715 million

Turnover Rate		24%

Number of Holdings		308

Symbol
Investment Class		RYPNX
Service Class		RYOFX
Consultant Class		ROFCX
Institutional Class		ROFIX
R Class		ROFRX
K Class		ROFKX

* Geometrically calculated

MORNINGSTAR STATISTICAL MEASURES*

	ROF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.12	0.01	0.09

Standard Deviation	28.20	21.35	20.18

*Five years ended 6/30/10 Category Median and Best Quartile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

ROF	1.97%	28.20	0.07

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  45

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-3.20%

One-Year			17.88

Three-Year			-9.62

Five-Year			3.52

Since Inception (06/14/01)			11.55

ANNUAL EXPENSE RATIO

Operating Expenses			1.47%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2009	41.4%	2005	13.2%

2008	-41.1	2004	28.2

2007	3.2	2003	79.9

2006	19.4	2002	-14.7

TOP 10 POSITIONS % of Net Assets

Marshall & Ilsley			1.9%

SRA International Cl. A			1.6

Littelfuse			1.6

Valmont Industries			1.5

Allied Nevada Gold			1.5

GameStop Corporation Cl. A			1.4

Knight Capital Group Cl. A			1.4

MSC Industrial Direct Cl. A			1.4

Raymond James Financial			1.3

International Rectifier			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			18.4%

Natural Resources			15.8

Financial Intermediaries			15.4

Industrial Services			11.0

Industrial Products			9.5

Consumer Services			8.6

Consumer Products			4.9

Health			4.2

Financial Services			2.0

Miscellaneous			4.4

Cash and Cash Equivalents			5.8

Royce Value Plus Fund

Manager’s Discussion
The first half of 2010 offered a markedly different kind of market from the heady days of 2009, which was reflected in the performance of Royce Value Plus Fund. For the year-to-date period ended June 30, 2010, RVP lost 3.2%, lagging its small-cap benchmark, the Russell 2000, which fell 1.9% for the same period. While we were not thrilled with the Fund’s results in the first half, the context of a highly volatile and challenging market for equities took some of the edge off our dissatisfaction, as did the fact that for us six months is very much a short-term period, and we reserve our most scrupulous judgment for time spans of at least a year, usually longer.
     The rally that made most of 2009 so pleasant was at first derailed from January through early February, before it continued with sufficient strength to make the first quarter a solid one for most stocks. RVP gained a very respectable 5.2% in the first quarter, though it underperformed the Russell 2000, which was up 8.9%. The latter part of April saw the turnaround in the market’s fortune, and share prices mostly fell between the interim small-cap high on April 23 and the end of June. RVP was down 8.0% in the second quarter, while the Russell 2000 fell 9.9%. Similarly, from the April high through the end of June, the Fund lost 14.5% compared to a 17.6% decline for its benchmark. Still, recent longer-term results were not as strong as we would prefer on either an absolute or relative basis. From the market low on March 9, 2009, RVP climbed 74.1% versus a gain of 80.9% for the Russell 2000. The Fund outpaced the Russell 2000 for the five-year and since inception (6/14/01) periods ended June 30, 2010. RVP’s average annual total return since inception was 11.6%.

     The Technology sector posted the most significant net losses, as nervous investors seemed all too willing to shed shares at the first hint of slowdowns, real or imagined. Our thought was that after close to a decade-long bear market, the sector boasts innovative businesses with ample potential, as well as some of the most conservatively capitalized businesses in the stock market. Along with attractively low share prices, these factors made us eager to capitalize on what we thought were promising opportunities. We liked the long-term prospects for FormFactor enough to substantially build our position between January and April. Its stock price was quite volatile in the first half, before beginning to fall more consistently in April. The company manufactures

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

American Italian Pasta Cl. A	0.47%

Allied Nevada Gold	0.33

Fifth Third Bancorp	0.32

Marshall & Ilsley	0.29

Alamos Gold	0.27

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

          46   |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

semiconductor wafer probe cards that test logic and memory chips on the front end of the semiconductor manufacturing process. Higher expenses made its first-quarter recovery somewhat underwhelming, though we thought more recent results showed solid improvement. We also bought more shares of data storage equipment maker, Brocade Communications due to our high regard for its core business and management.
     Outside of Technology, we re-initiated a position in video game and entertainment software retailer GameStop Corporation as its stock price was plummeting in April. Its business struggled in 2009 and began to slip again in 2010’s second quarter because investors feared competition from another vendor and the growing popularity of downloadable games, which could hurt the firm’s sales. We, on the other hand, like its promising new products, its business model and the way the company is expanding internationally. We were a little less sanguine about recent results for Gammon Gold. The company explores for gold and silver in Mexico and has more recently been making the transition to precious metals production as well. The move has not been smooth. Two of the company’s larger mining projects encountered problems, one enduring logistical trouble that hampered results and thus disappointed investors, while another Mexican property endured labor trouble so unmanageable that the company shuttered the mine. Active in the stock, we ended the first half with a slightly larger position than we held at the end of 2009.

     When the prices of banking stocks were cratering in late 2008, we began to make discrete purchases in commercial banks that we thought were capable of surviving the financial crisis, looking first at those small- to mid-sized banks, typically former Midwestern “super regionals,” that had little or no exposure to subprime mortgages. Our next criteria was that they have lower-than-average involvement in commercial real estate. Finally, as the worst days of the crisis passed, we built positions in banks that were having success raising capital. The results of this work were large positions in top contributors Fifth Third Bank and Marshall & Ilsley, two stocks that helped the banking group earn a spot as the top gaining industry in the first half. Other first-half successes included American Italian Pasta, which was acquired at a very attractive premium. Recent success in mining operations (as well as rising gold prices) benefited the stock price of top-10 position Allied Nevada Gold and top-20 holding Alamos Gold.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Gammon Gold	-0.56%

Form Factor	-0.48

GameStop Corporation Cl. A	-0.29

Comstock Resources	-0.28

DreamWorks Animation SKG Cl. A	-0.27

*Net of dividends

ROYCE VALUE PLUS FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,269 million

Weighted Average P/E Ratio**		17.8x

Weighted Average P/B Ratio		1.6x

U.S. Investments (% of Net Assets)		88.5%

Non-U.S. Investments (% of Net Assets)		5.4%

Fund Net Assets		$2,914 million

Turnover Rate		30%

Number of Holdings		141

Symbol
Investment Class		RVPHX
Service Class		RYVPX
Consultant Class		RVPCX
Institutional Class		RVPIX
R Class		RVPRX
K Class		RVPKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (28% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RVP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.15	0.01	0.09

Standard Deviation	22.17	21.35	20.18

*Five years ended 6/30/10. Category Median and Best Quartile Breakpoint based on 315 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RVP	3.52%	22.17	0.16

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  47

MICRO-CAP/OPPORTUNISTIC

Micro-Cap/Opportunistic Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-2.28%

One-Year			12.63

Three-Year			-9.89

Five-Year			-1.18

Since Inception (10/3/03)			2.75

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.56%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2009	25.9%	2006	16.8%

2008	-35.1	2005	7.6

2007	-7.4	2004	13.4

TOP 10 POSITIONS % of Net Assets

NutriSystem			1.4%

Continucare Corporation			1.4

Caribou Coffee			1.3

Sinovac Biotech			1.2

Molina Healthcare			1.2

Stepan Company			1.2

Metropolitan Health Networks			1.2

Meadowbrook Insurance Group			1.2

VAALCO Energy			1.2

TransGlobe Energy			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			24.4%

Health			18.3

Industrial Products			17.5

Consumer Products			9.1

Industrial Services			7.3

Financial Intermediaries			5.8

Natural Resources			4.9

Consumer Services			3.5

Miscellaneous			4.5

Cash and Cash Equivalents			4.7

Royce Discovery Fund

Manager’s Discussion
Royce Discovery Fund fell 2.3% for the year-to-date period ended June 30, 2010, underperforming its benchmark, the Russell Microcap index, which posted a modest gain of 0.1%, for the same period. The market struggled through the latter part of 2010’s first half, reflecting investors’ growing concerns about a host of issues, including global debt, the viability of the U.S. economy’s recovery, unemployment, etc. To be sure, RDF was not immune to the effects of this widespread apprehension. While we were disappointed with the Fund’s negative result, we do not generally regard such short-term performance periods as very representative, as we usually encourage investors to have a long-term investment horizon of three years or more. We offer the same cautionary approach even when short-term returns are more to our liking.
      While the rally in 2009 seemed to do much to reignite investor confidence (to say nothing of stock prices), its pace slackened as 2010 began before speeding up again in early February. This helped most stocks to enjoy respectable results in the first quarter, a period in which RDF rose 5.3% compared to a gain of 9.9% for the Russell Microcap index. Shortly after the second quarter began, however, the rally stalled and a deeper, broader correction set in that sent share prices tumbling through the end of June. The Fund was down 7.2% in the second quarter versus a decline of 8.9% for its benchmark. From the interim small-cap high on April 23, 2010 through June 30, 2010, RDF fell 14.6% versus a loss of 18.1% for the Russell Microcap index. This down market advantage, however did not help the Fund to close the gap from the market low on March 9, 2009 through June 30, 2010. During that period, the Fund gained 73.3% versus 86.2% for the Russell Microcap index. (Please see page 12 for recent market cycle results.)

      Relative results over long-term periods were stronger. While the Fund underperformed its benchmark index for the one-year period, it outpaced the Russell Microcap index for the three-year, five-year and since inception (10/3/03) periods ended June 30, 2010.
      Effective August 9, 2010, there will be important changes to the Fund’s principal investment strategies, which were approved by the Fund’s Board of Trustees on June 10, 2010. With the changes, the Fund’s portfolio managers will evaluate the purchase and sale

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Super Micro Computer	0.92%

TransGlobe Energy	0.85

Metropolitan Health Networks	0.75

DDi Corporation	0.47

HealthTronics	0.45

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses, for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expense ratio at or below 1.49% through April 30, 2011 and at or below 1.99% through April 30, 2020. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             48   |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

recommendations of its proprietary model using both quantitative and qualitative portfolio analysis before investment decisions are implemented. Previously, the Fund’s investment decisions were implemented solely on the basis of the recommendations of Royce’s proprietary quantitative model. The model and the Fund’s portfolio managers will continue to use Royce’s value approach, which focuses on factors such as balance sheet quality, cash flow levels and various other measures of a company’s profitability. We believe that the integration of our portfolio managers’ analysis before implementation of the model’s investment recommendations should enhance the investment decision-making process for the Fund. Before making the change, the Board considered its impact, weighed its potential advantages and concluded that it was in the best interest of shareholders and will allow Royce to broaden the resources the Fund utilizes when making investment decisions in seeking to achieve the Fund’s investment goal of long-term growth of capital.
      Year-to-date through the end of June, five of the Fund’s equity sectors were negative performers, with Industrial Products and Industrial Services posting the largest net losses, followed by Technology. At the industry level, internet software and services made the largest negative impact, followed by engineering and construction companies, aerospace and defense stocks, and building systems and components companies. The disaster in the Gulf of Mexico made things generally difficult for energy services companies, which helps to explain the drop in share prices for Willbros Group. The company provides engineering, procurement and construction services to the oil and gas and related industries mostly in the U.S., Canada and Oman. We held shares at the end of June, as we did in Medical Action Industries in spite of its recent losses. The company manufactures disposable medical products.

     On the positive side, Consumer Products led by a wide margin, followed by Natural Resources and Financial Intermediaries. The Technology sector remained by far the largest sector within the Fund. Computer server specialist Super Micro Computer was the Fund’s top contributor for the semiannual period. We reduced our stake in March. TransGlobe Energy, which explores for and produces natural gas was another strong contributor to performance for the period. We reduced our stake in March and in May.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Willbros Group	-0.44%

Medical Action Industries	-0.43

Merit Medical Systems	-0.37

China Security & Surveillance Technology	-0.35

Innodata Isogen	-0.33

*Net of dividends

ROYCE DISCOVERY FUND VS. RUSSELL MICROCAP Value of $10,000 Invested on 10/3/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$252 million

Weighted Average P/E Ratio**	13.0x

Weighted Average P/B Ratio	1.2x

U.S. Investments (% of Net Assets)	95.0%

Non-U.S. Investments (% of Net Assets)	0.0%

Fund Net Assets	$3 million

Turnover Rate	82%

Number of Holdings	111

Symbol
Service Class	RYDFX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 6/30/10).

The Royce Funds 2010 Semiannual Report to Shareholders  |  49

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-2.85%

One-Year			24.81

Three-Year			-8.92

Since Inception (12/29/06)			-5.07

ANNUAL EXPENSE RATIO

Gross Operating Expenses			3.28%

Net Operating Expenses			1.76

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RES	Year	RES

2009	57.7%	2007	1.4%

2008	-46.4

TOP 10 POSITIONS % of Net Assets

Hochschild Mining			2.8%

Burckhardt Compression Holding			2.7

Mayr-Melnhof Karton			2.5

Pfeiffer Vacuum Technology			2.4

Lamprell			2.4

Jupiter Fund Management			2.4

Semperit AG Holding			2.4

Ashmore Group			2.3

Centamin Egypt			2.2

Fresnillo			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			21.8%

Natural Resources			17.9

Consumer Products			11.8

Financial Services			8.9

Health			8.5

Technology			7.1

Financial Intermediaries			6.4

Industrial Services			5.4

Consumer Services			4.4

Cash and Cash Equivalents			7.8

Royce European Smaller-Companies Fund

Managers’ Discussion
European equities found themselves caught at the epicenter of the market’s woes, as sovereign debt concerns, originating in Greece and spreading quickly to Spain, Portugal, Italy and Ireland, diverted investor attention away from the nascent economic recovery in the U.S. and back to macroeconomic concerns. While slightly disappointing from an absolute standpoint, Royce European Smaller Companies Fund (RES) held up quite well on a relative basis in a very difficult first half for European small-caps. RES fell 2.9% for the year-to-date period ended June 30, 2010, compared to a decline of 11.0% for the MSCI Europe Small Core index, for the same period. We were pleased that the Fund was able to outperform both in the positive first quarter (+3.7% versus +3.6%) and the difficult second quarter (-6.3% versus -14.0%). The defensive characteristics that the Fund exhibited were similarly showcased during the sharp downdraft from the interim small-cap market peak at the end of April. From April 23, 2010, RES lost 9.2% versus a drop of 17.2% for the MSCI Europe Small Core index through June 30, 2010.

      The first half initially saw continued investor optimism about the fragile but improving global economy, which then shifted to fears surrounding the mountains of debt that have accumulated across the globe. Our commitment to applying the Royce investment discipline, which has been honed over four decades of investing in the U.S., across the international smaller company universe has if anything only been enhanced by the market’s recent dislocations. Launched seven months prior to the U.S. small-cap peak in July 2007, RES has not had the luxury of any sustained market tailwind over its short lifespan. That said, our primary interest in absolute returns leaves us disappointed with the Fund’s since-inception performance. On a relative basis, returns were more favorable, with RES losing 5.1% for the average annualized total return period since inception compared to a loss of 10.1% for its benchmark.

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Fresnillo	0.46%

Centamin Egypt	0.44

Q-Med	0.32

Sipef	0.32

Randgold Resources	0.31

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             50   |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

     The two bright spots from a sector standpoint were Consumer Products and Natural Resources, with both making positive contributions mostly because of their defensive and/or inflation hedge characteristics. Precious metals and mining companies from the Natural Resources sector performed quite nicely in the period as underlying commodity prices—gold in particular—continued to advance. We are quite fond of this area, as the positive operating dynamics of many of our holdings have the added advantage of being associated with materials that provide a hedge against the near-constant debasement of currencies that is currently taking place around the world.
      The Fund’s top-two contributors each offer a case in point. Fresnillo, one of the world’s largest silver mining and exploration businesses with operations in Mexico, advanced as silver prices rose due to a mixture of renewed industrial demand and the growing appreciation of silver as an inflation hedge. The company has the attractive combination of a very high-quality asset base and low operational costs, which should allow for margins above its industry’s average for the foreseeable future. Centamin Egypt is an emerging gold producer currently operating a single mine in Egypt. Holding the status as the first modern gold producer in that nation, the company has benefited from its cost position and the increasing price of gold, as well as the opportunity to pursue other mining concessions in the country, which could lead to additional growth beyond the Sukari mine.

     Vaisala is a Finnish technology business serving a global niche market in measurement systems for a variety of environmental sciences. The company issued a profit warning due to delivery problems in a new IT system. Combined with investment in growth initiatives that will take some time to develop, this served to depress margins. With a strong balance sheet and a healthy dividend yield, we are more than comfortable being patient as we wait for this uniquely positioned firm to find success in a variety of important environmental and industrial measurement activities. We increased our position in the first half. Hellenic Exchanges, the operating entity for Greece’s primary national stock exchange and derivatives market, found itself in the eye of the financial tempest that defined the period. The stock declined as the condition of the Greek economy deteriorated, and the resulting austerity measures hampered trading volumes. We are watching closely to see what additional negative effects on business growth will stem from the crisis.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Vaisala Cl. A	-0.60%

Hellenic Exchanges	-0.57

EVS Broadcast Equipment	-0.51

H Lundbeck	-0.43

Fred Olsen Energy	-0.39

*Net of dividends

ROYCE EUROPEAN SMALLER-COMPANIES FUND VS. MSCI EUROPE SMALL CORE Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,061 million

Weighted Average P/E Ratio**	10.7x

Weighted Average P/B Ratio	2.3x

Fund Net Assets	$7 million

Turnover Rate	23%

Number of Holdings	76

Symbol
Service Class	RISCX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/10).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United Kingdom	15.7%

Germany	10.5

Switzerland	10.4

France	9.7

South Africa	6.6

Austria	4.8

Finland	4.5

Belgium	3.8

Peru	2.8

United Arab Emirates (U.A.E.)	2.4

Australia	2.2

Netherlands	2.2

Mexico	2.0

Denmark	1.9

Norway	1.9

Egypt	1.8

Jersey	1.8

Turkey	1.8

Hong Kong	1.6

Italy	1.4

Sweden	1.2

Greece	0.7

Ireland	0.5

The Royce Funds 2010 Semiannual Report to Shareholders  |  51

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-3.52%

One-Year			27.16

Three-Year			-2.53

Since Inception (12/29/06)			2.02

ANNUAL EXPENSE RATIO

Gross Operating Expenses			2.07%

Net Operating Expenses			1.88

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGV	Year	RGV

2009	61.9%	2007	14.3%

2008	-39.9

TOP 10 POSITIONS % of Net Assets

Santen Pharmaceutical			2.8%

Major Drilling Group International			2.8

Mayr-Melnhof Karton			2.8

Hochschild Mining			2.6

Semperit AG Holding			2.5

Sanderson Farms			2.5

Value Partners Group			2.5

Jupiter Fund Management			2.4

GrafTech International			2.4

Burckhardt Compression Holding			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			28.2%

Industrial Products			19.4

Financial Services			13.5

Consumer Products			10.7

Health			8.1

Technology			5.7

Financial Intermediaries			4.0

Industrial Services			3.5

Consumer Services			2.0

Cash and Cash Equivalents			4.9

Royce Global Value Fund

Managers’ Discussion
Royce Global Value Fund (RGV) fell 3.5% for the year-to-date period ended June 30, 2010, while its global small-cap benchmark, the MSCI WORLD Small Core index declined 3.7% for the same period. The recent downward trend in stock prices was a global phenomenon, though the Fund held up better than the narrow difference between its first-half return and its benchmark’s might lead one to suspect. The rally that enlivened many of the world’s stock markets in 2009 took a detour as 2010 got under way before resuming early in February. Stock prices were mainly on the rise from that point until relatively late in April, when a more severe and lasting correction took hold. The first quarter, then, was generally positive, as RGV was up 3.4% versus a gain of 7.6% for the global small-cap index. It was at this time that the Fund gave up ground to its benchmark.
      Domestic small-cap stocks hit an interim peak on April 23, 2010, which gave a decidedly bearish feel to second-quarter results. RGV was down 6.7% between April and June, compared to a 10.5% decline for the MSCI WORLD Small Core index. Similarly, the Fund lost 10.0% from the April interim high through June 30, 2010, while its benchmark was down 15.9%. Better down market performance was a factor in RGV’s ability to hold on to its relative advantage from the domestic market low on March 9, 2009 through the end of 2010’s first half, a period in which the Fund rose 90.3% versus a gain of 84.6% for the global small-cap index. Finally, RGV outpaced the MSCI WORLD Small Core index for the one-year, three-year and since inception (12/29/06) periods ended June 30, 2010. While the Fund debuted at an inauspicious point—shortly before the domestic small-cap peak on July 13, 2007—we have been satisfied with its performance thus far.

      Natural Resources was the Fund’s largest sector at the end of June. The sector’s precious metals and mining industry offered an intriguing mix of performers through the first half, providing a microcosm of just how volatile the stock market has been of late. Three of the Fund’s top-10 contributors came from this industry, as did four of its 10 largest detractors.

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Red Back Mining	0.68%

Sino Biopharmaceutical	0.49

Value Partners Group	0.43

Sipef	0.40

Luk Fook Holdings (International)	0.38

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through April 30, 2011. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             52   |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

Vancouver-based Red Back Mining has active gold mining operations in Ghana and Mauritania and thus reaped the benefits of the sharp increase in gold prices as well as from its own successful execution of both exploration and production. After re-initiating a position in November 2009, we trimmed our stake in May and June as its share price climbed. We had other reasons for selling our shares of Gammon Gold, which performs gold and silver exploration and production in Mexico. The company over-promised and under achieved with two of its silver mines, one of which experienced strikes while the other yielded lower-than-expected results. These developments, along with our diminished confidence in the firm’s management, influenced our decision to part ways with the stock. We continue to have a high opinion of the management and low-debt balance sheet of Major Drilling Group International, one of 2009’s stalwart portfolio performers. The company, which provides specialized contract drilling services for metals miners, suffered through reduced levels of activity from larger mining companies in the last months of 2009. Although activity was picking up in 2010, with the company offering an optimistic outlook, it was not enough to convince most investors. We added to our stake in February and May.
     Elsewhere in the portfolio, we more than doubled our position in U.S. Global Investors with purchases in January and June. The company manages equity and fixed income mutual funds, investing primarily in the public equity, fixed income, gold and natural resources markets across the globe. We think its expertise in global asset management should be a key component for long-term success, so we sought to take advantage of its slumping share price. Poultry producer Industrias Bachoco’s shares were dragged down by weak chicken prices, which led to somewhat disappointing fiscal fourth quarter results reported in March 2010. The shares then dropped 10% in the final few days of June, possibly as a result of window-dressing trading exacerbated by the shares’ limited liquidity. These declines made the stock even more attractively inexpensive to us, especially since the company continues to gain share from rivals weakened by debt burdens. (We purchased additional shares in July.)

     The stock of Sino Biopharmaceutical had its profile raised during the first half when it received its first coverage from a global bulge-bracket broker in the form of a bullish report initiating coverage. In late May, the company reported first-quarter results, which showed healthy year-over-year revenue growth of 22%. The surge in its stock price led us to sell our position between March and May.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

U.S. Global Investors Cl. A	-0.79%

Major Drilling Group International	-0.72

Industrias Bachoco ADR	-0.55

Gammon Gold	-0.43

Carl Zeiss Meditec	-0.40

*Net of dividends

ROYCE GLOBAL VALUE FUND VS. MSCI WORLD SMALL CORE Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,236 million

Weighted Average P/E Ratio**	10.7x

Weighted Average P/B Ratio	2.1x

Fund Net Assets	$51 million

Turnover Rate	33%

Number of Holdings	63

Symbol
Service Class	RIVFX

* Geometrically calculated
** The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/10).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United States	14.6%

Canada	14.0

Hong Kong	7.5

United Kingdom	6.3

Switzerland	5.9

South Africa	5.6

Austria	5.3

Germany	5.3

Japan	4.4

Belgium	4.1

France	3.4

Mexico	3.0

China	2.9

Peru	2.6

United Arab Emirates (U.A.E.)	2.2

Australia	1.9

Egypt	1.5

Denmark	1.2

Brazil	0.9

Indonesia	0.8

South Korea	0.8

Turkey	0.7

Cayman Islands	0.2

The Royce Funds 2010 Semiannual Report to Shareholders   |  53

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*	-4.19%

One-Year	20.55

Since Inception (6/30/08)	0.33

ANNUAL EXPENSE RATIO

Gross Operating Expenses	3.12%

Net Operating Expenses	1.80

* Not annualized

TOP 10 POSITIONS % of Net Assets

Popular	1.5%

Hochschild Mining	1.3

Burckhardt Compression Holding	1.3

Partners Group Holding	1.3

Mayr-Melnhof Karton	1.2

Ashmore Group	1.2

Santen Pharmaceutical	1.2

Lamprell	1.0

Semperit AG Holding	1.0

Jupiter Fund Management	1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	14.5%

Natural Resources	14.3

Consumer Products	11.8

Financial Intermediaries	10.3

Financial Services	10.1

Health	9.3

Consumer Services	8.1

Technology	6.8

Industrial Services	6.6

Diversified Investment Companies	0.1

Cash and Cash Equivalents	8.1

Royce International Smaller-Companies Fund

Manager’s Discussion
Small-cap companies around the globe were caught in the vortex of the highly correlated downturn stemming from the European sovereign debt crisis and the potential slowdown in the world’s growth engine of the Chinese economy. While volatility is generally our friend, a highly correlated market is typically not. However, that is what we received in the first half of 2010.
      Royce International Smaller-Companies Fund (RIS), which invests primarily in non-U.S. securities, held up reasonably well on a relative basis. For the year-to-date period ended June 30, 2010, RIS fell 4.2% versus a decline of 6.3% for its international small-cap benchmark, the MSCI World ex USA Small Core index, for the same period. During the bullish first quarter, the Fund struggled to keep pace, rising 3.7% versus its benchmark’s gain of 5.4%. As the market reversed course early in the second quarter, the defensive characteristics of RIS’s investment style served it well by limiting the second-quarter decline to 7.6% compared to a loss of 11.1% for the index. Similarly, the Fund held up better than its benchmark from the interim small-cap peak on April 23, 2010 through the end of June, falling 10.8% versus a drop of 14.1% for the MSCI World ex USA Small Core index. The consistent application of our disciplined investment approach across countries with varying economic models and growth rates should generally allow for a portfolio with uncorrelated returns. The first half, however, demonstrated that when sentiment is at an extreme, correlation tends to be the order of the day.

      Launched on June 30, 2008 as storm clouds began to gather on the horizon, RIS has had to navigate an extremely difficult market environment over its short operating history, a period in which rolling bear markets consumed virtually all of the industrialized world. Risk is always at the forefront of our minds, and in that area the Fund performed admirably. Building on a strong margin of balance sheet safety and an unwavering focus on high-quality businesses allowed the Fund to preserve capital during this highly challenging period. So while the strong absolute returns we seek were elusive, the Fund nevertheless outpaced its benchmark for the one-year and since inception periods ended June 30, 2010.

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

China Forestry Holdings	0.33%

Value Partners Group	0.29

Kingdee International Software Group	0.22

Luk Fook Holdings (International)	0.19

ARA Asset Management	0.15

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.69% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             54   |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

      The challenging nature of the first half was clearly exhibited in the Fund’s sector results. Only two sectors—Consumer Products and Health—managed to produce positive returns for the period, and distinctly modest ones at that. Not surprisingly, Financial Intermediaries detracted most from performance, as the banking and securities brokers industries fell out of favor once more with the heightened concerns about the potential stresses on asset positions due to the European crisis.
     China continued to be an important area of focus for the Fund. While the Chinese economy has hit some recent bumps as its government attempts to manage the enormous challenges of such a complex, high-growth economy, our long-term interest in the country remains high. The two top performers for the first half both came from this region. China Forestry Holdings is one of the largest plantation forest operators in China. Vertically integrated in that the company owns, plants, harvests and then naturally regenerates its forests, it has all the characteristics we find appealing in an investment, possessing a solid balance sheet, a solid dividend yield, an attractive valuation and excellent prospects to participate in the ongoing privatization of China’s timber industry. Value Partners Group is a Hong Kong-based investment management group focusing on China and the Asia Pacific region. Its shares have mostly done well since Affiliated Managers took a 5% stake in the company towards the end of last year. After having survived a large hit to its assets under management in 2008 and having its performance fees wiped out, both recovered in 2009, results for which were reported in mid-March 2010. As several of its funds approach their historical high watermarks, investors were gaining more comfort in the earnings power of this business. It was a top-20 holding at the end of June.

      Popular, a commercial banking company operating primarily in Puerto Rico, was caught up in concerns over the interruption of a planned sale of a subsidiary. Shares of MegaStudy, a South Korean provider of online education services primarily for pre-university and primary school students, also slumped. The company disappointed shareholders with weaker growth in its important high school online sales, the result of changes in government emphasis on certain test content. Our belief in the long-term opportunity remains undaunted, and we used the share price weakness to add to our position. It was RIS’s twelfth largest position at the end of the first half.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

Popular	-0.55%

MegaStudy Company	-0.30

Hellenic Exchanges	-0.29

EVS Broadcast Equipment	-0.26

Sung Kwang Bend	-0.22

*Net of dividends

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND VS. MSCI WORLD EX USA SMALL CORE Value of $10,000 Invested on 6/30/08

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,142 million

Weighted Average P/E Ratio**	12.7x

Weighted Average P/B Ratio	2.0x

Fund Net Assets	$12 million

Turnover Rate	26%

Number of Holdings	195

Symbol
Service Class	RYGSX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/10).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

Japan	11.1%

Canada	10.4

United Kingdom	7.6

Hong Kong	6.7

Switzerland	6.1

France	5.5

South Korea	4.2

China	3.9

Germany	3.8

South Africa	3.7

Mexico	3.6

Austria	2.3

Brazil	2.0

Australia	1.9

Belgium	1.6

Turkey	1.6

Puerto Rico	1.4

India	1.4

Singapore	1.4

Bermuda	1.4

Finland	1.3

Peru	1.3

United Arab Emirates (U.A.E.)	1.0

Italy	1.0

Egypt	0.8

Thailand	0.7

Taiwan	0.6

Denmark	0.5

Cayman Islands	0.5

Jersey	0.5

Greece	0.4

Netherlands	0.4

United States	0.4

Sweden	0.4

Luxembourg	0.3

British Virgin Islands	0.2

The Royce Funds 2010 Semiannual Report to Shareholders   |  55

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/10

Jan-June 2010*			-9.16%

One-Year			5.40

Three-Year			-10.03

Five-Year			0.94

Since Inception (12/31/03)			2.73

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.14%

Net Operating Expenses			1.57

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2009	32.1%	2006	24.8%

2008	-35.4	2005	12.2

2007	-4.7	2004	15.1

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			2.2%

Kennedy-Wilson Holdings			2.1

Cohen & Steers			2.0

Ashmore Group			2.0

Enstar Group			1.9

VZ Holding			1.9

Marsh & McLennan			1.9

Interactive Brokers Group Cl. A			1.9

Invesco			1.9

Western Union			1.9

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Investment Management			33.1%

Securities Brokers			21.3

Insurance			12.3

Banking			9.1

Information and Processing			7.8

Insurance Brokers			2.7

Securities Exchanges			2.7

Other Financial Services			2.6

Software			1.7

Real Estate			1.2

Specialty Finance			1.2

Diversified Financial Services			0.5

Other Financial Intermediaries			0.5

Cash and Cash Equivalents			3.3

Royce Financial Services Fund

Manager’s Discussion
Royce Financial Services Fund (RFS) lost 9.2% for the year-to-date period ended June 30, 2010, underperforming its benchmark, the Russell 2000, which was down 1.9%, as well as the financial services sector of the Russell 2500 index, which gained 0.8% for the same period. This was a disappointing result, its impact only slightly lessened by the fact that it occurred just after a stellar 2009 and during a short-term period, the kind in which it is not surprising for RFS to be out of sync both with its benchmark and the financial services sector of the Russell 2500 index.
      Making first-half performance even more dispiriting was the fact that the Fund underperformed in both good times and bad. The year began on a somewhat bearish note, as the welcome rally of 2009 seemed to pause to catch its breath before restarting in early February. This meant mostly positive first-quarter returns for equities. Between January and March, RFS gained 4.1% versus gains of 8.9% for the Russell 2000 and an impressive 11.3% for the financial services companies in the Russell 2500 index. During the distinctly bearish second quarter, the Fund again underperformed, falling 12.8% compared to losses 9.9% for the Russell 2000 and 9.5% for the financial services sector in the Russell 2500 index. From the interim small-cap high on April 23, 2010 through June 30, 2010, relative results were basically in line with both benchmarks—the Fund was down 17.5% versus declines of 17.6% for its benchmark and 17.0% for the Russell 2500 financial services companies. Longer term, the Fund beat its benchmark for the five-year and since inception (12/31/03) periods ended June 30, 2010. RFS also outperformed the financial services sector of the Russell 2500 index for the three-year, five-year and since-inception periods.

      In the midst of the crisis that began in September 2008 and lasted into early March 2009, we were purchasing shares of many financial companies as prices were collapsing rapidly in nearly every industry closely involved in, or affiliated with, finance. This felt at times like a perilous enterprise, as there was no bottom in sight for many companies considering the panic-stricken nature of the selling. Still, we thought businesses that had

GOOD IDEAS THAT WORKED Top Contributors to Performance* Year-to-Date Through 6/30/10

Jones Lang LaSalle	0.35%

Erie Indemnity Cl. A	0.30

Investcorp Bank GDR	0.26

Interactive Data	0.24

Kennedy-Wilson Holdings	0.24

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements, exclusive of acquired fund fees and expenses. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.49% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

             56   |  The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

avoided subprime mortgage investments in any capacity stood the best chances of recovery. This led us to concentrate most closely on areas we felt we knew best, such as investment managers, securities brokers, securities exchanges, insurance companies and financial information and processing firms.
     As the rally in 2009 gathered steam, we continued to see compelling value in many financial stocks. Investors were still shying away from some industries and companies, so we continued to invest in what we regarded as the most attractively undervalued companies in the aforementioned areas. However, increased anxiety about global debt, overall investment risk and the state of the economy soon conspired to drive share prices down in a number of our most highly regarded companies. Given the inhospitable environment, we were not surprised to see these industries slump in the first half. Of course, our own timetable goes well beyond six-month periods, so we held certain positions while in other cases we sought to use slipping stock prices to our advantage by adding shares.

      U.S. Global Investors manages equity and fixed income mutual funds, investing primarily in the public equity, fixed income, gold and natural resources markets across the globe. We think its expertise in global asset management should be a key component for long-term success when global stock markets begin to recover. Invesco is another asset manager, with a less global focus, that we believe is a well-run business that can also thrive with a rebound for the financial markets. What we anticipate will be a temporarily stagnant business climate for capital markets hurt the share price of two holdings. FBR Capital Markets provides capital raising services, including underwriting and placement of public and private equity and debt, and financial advisory services, such as merger and acquisition advisory, and restructuring. Lazard, which lost its legendary CEO when Bruce Wasserstein passed away in October 2009, runs a securities brokerage and an asset management business, as well as offering a wide range of related services, including consulting for mergers and acquisitions, corporate restructurings and capital structures. We like both businesses, but in the latter case we have some concerns about how the company will adjust to losing an uncommonly effective leader.
     Jones Lang LaSalle provides real estate and investment management services. Its shares climbed through late April but did not dip to the same degree as many peers, owing in part to recoveries in transactional revenues.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10

U.S. Global Investors Cl. A	-0.92%

FBR Capital Markets	-0.61

Invesco	-0.59

Popular	-0.57

Lazard Cl. A	-0.51

*Net of dividends

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL INDICES Value of $10,000 Invested on 12/31/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,558 million

Weighted Average P/E Ratio**		11.5x

Weighted Average P/B Ratio		1.6x

U.S. Investments (% of Net Assets)		66.0%

Non-U.S. Investments (% of Net Assets)		30.6%

Fund Net Assets		$11 million

Turnover Rate		10%

Number of Holdings		98

Symbol
Service Class		RYFSX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RFS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.02	-0.25	-0.10

Standard Deviation	20.49	23.42	21.75

*Five years ended 6/30/10. Category Median and Best Quartile Breakpoint based on 33 financial services objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RFS	0.94%	20.49	0.05

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders   |  57

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE

COMMON STOCKS – 98.8%

Consumer Products – 8.5%
Apparel, Shoes and Accessories - 2.9%
Carter’s [a]	438,400	$11,508,000
Columbia Sportswear	359,588	16,781,972
Daphne International Holdings	1,371,400	1,391,469
Fossil [a]	41,900	1,453,930
Gildan Activewear [a]	24,400	699,060
Guess?	249,107	7,782,103
Hengdeli Holdings	1,581,700	683,027
K-Swiss Cl. A [a]	654,450	7,349,473
Luk Fook Holdings (International)	2,415,900	3,032,040
Movado Group [a]	111,005	1,185,533
Stella International Holdings	1,063,400	2,045,708
Steven Madden [a]	891,655	28,104,966
Timberland Company (The) Cl. A [a]	232,500	3,754,875
True Religion Apparel [a]	517,400	11,419,018
Volcom [a,b]	137,756	2,558,129
Warnaco Group (The) [a]	267,310	9,660,583
Weyco Group [c]	590,500	13,451,590
Wolverine World Wide	856,140	21,591,851

		144,453,327

Consumer Electronics - 0.8%
Dolby Laboratories Cl. A [a]	508,250	31,862,192
DTS [a]	83,700	2,751,219
Harman International Industries [a]	292,000	8,727,880

		43,341,291

Food/Beverage/Tobacco - 1.3%
American Italian Pasta Cl. A [a]	31,600	1,670,692
Cal-Maine Foods	398,501	12,724,137
Hain Celestial Group [a]	125,500	2,531,335
Industrias Bachoco ADR	84,653	1,453,492
J & J Snack Foods	329,093	13,854,815
Lancaster Colony	188,078	10,035,842
National Beverage	164,339	2,018,083
Sanderson Farms	355,600	18,043,144
Thai Beverage	6,431,200	1,281,134

		63,612,674

Health, Beauty and Nutrition - 1.3%
Inter Parfums	1,133,750	16,133,262
NBTY [a]	622,200	21,161,022
Nu Skin Enterprises Cl. A	552,500	13,773,825
Nutraceutical International [a,c]	737,810	11,258,981
NutriSystem	116,100	2,663,334

		64,990,424

Home Furnishing and Appliances - 1.5%
American Woodmark	645,774	11,042,735
Ethan Allen Interiors [c]	1,573,910	22,019,001
Furniture Brands International [a]	1,029,400	5,373,468
La-Z-Boy [a]	907,300	6,741,239
Mohawk Industries [a]	414,900	18,985,824
Natuzzi ADR [a]	2,096,300	6,184,085
Stanley Furniture [a,c]	689,924	2,801,092
Universal Electronics [a]	65,000	1,080,950

		74,228,394

	SHARES	VALUE

Consumer Products (continued)
Household Products/Wares - 0.0%
Blyth	21,200	$722,284

Sports and Recreation - 0.7%
Callaway Golf	250,000	1,510,000
Polaris Industries	64,500	3,522,990
RC2 Corporation [a]	182,400	2,938,464
Sturm, Ruger & Company	37,700	540,241
Thor Industries	587,450	13,951,938
Winnebago Industries [a]	1,374,450	13,662,033

		36,125,666

Total (Cost $400,194,401)		427,474,060

Consumer Services – 6.1%
Leisure and Entertainment - 0.8%
DreamWorks Animation SKG Cl. A [a]	557,300	15,910,915
International Speedway Cl. A	465,700	11,996,432
World Wrestling Entertainment Cl. A	634,101	9,866,612

		37,773,959

Restaurants and Lodgings - 0.2%
CEC Entertainment [a]	340,670	12,012,024

Retail Stores - 5.1%
American Eagle Outfitters	1,455,800	17,105,650
America’s Car-Mart [a]	451,600	10,219,708
Buckle (The)	727,058	23,571,220
CarMax [a]	495,000	9,850,500
Cato Corporation (The) Cl. A	1,347,902	29,680,802
Charming Shoppes [a]	3,523,700	13,213,875
Dress Barn (The) [a]	1,496,513	35,631,975
Family Dollar Stores	33,800	1,273,922
GameStop Corporation Cl. A [a]	741,000	13,923,390
Gymboree Corporation [a]	54,500	2,327,695
Jos. A. Bank Clothiers [a]	510,449	27,559,142
Le Chateau Cl. A	685,000	8,165,563
Men’s Wearhouse (The)	173,543	3,186,249
O’Reilly Automotive [a]	8,400	399,504
Penske Automotive Group [a]	389,200	4,421,312
Pier 1 Imports [a]	2,421,400	15,521,174
Regis Corporation	565,300	8,801,721
Tiffany & Co.	592,000	22,442,720
Tuesday Morning [a]	370,000	1,476,300
Urban Outfitters [a]	200,000	6,878,000

		255,650,422

Total (Cost $268,982,533)		305,436,405

Financial Intermediaries – 8.5%
Banking - 0.0%
Comerica	28,300	1,042,289

Insurance - 5.7%
Alleghany Corporation [a]	103,069	30,230,138
Allied World Assurance Company Holdings	484,286	21,976,899
Alterra Capital Holdings	738,744	13,873,612
American Safety Insurance Holdings [a]	326,040	5,125,349
Amerisafe [a]	598,761	10,508,255

58 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Financial Intermediaries (continued)
Insurance (continued)
Aspen Insurance Holdings	722,509	$17,874,873
Baldwin & Lyons Cl. B	306,000	6,429,060
Berkley (W.R.)	35,700	944,622
CNA Surety [a]	828,200	13,309,174
E-L Financial	37,400	15,985,158
EMC Insurance Group	43,726	958,911
Endurance Specialty Holdings	89,700	3,366,441
Enstar Group [a]	175,900	11,686,796
Erie Indemnity Cl. A	483,180	21,984,690
Fidelity National Financial Cl. A	545,000	7,079,550
Greenlight Capital Re Cl. A [a]	28,500	717,915
Harleysville Group	268,588	8,334,286
HCC Insurance Holdings	405,607	10,042,829
Leucadia National [a]	300,000	5,853,000
Markel Corporation [a]	9,382	3,189,880
Meadowbrook Insurance Group	1,327,406	11,455,514
Montpelier Re Holdings	609,921	9,106,120
PartnerRe	3,400	238,476
ProAssurance Corporation [a]	276,154	15,674,501
Reinsurance Group of America	469,100	21,442,561
RLI	65,231	3,425,280
Stewart Information Services	116,600	1,051,732
Validus Holdings	423,380	10,338,940
Wesco Financial	400	129,280
White Mountains Insurance Group	7,550	2,447,710

		284,781,552

Real Estate Investment Trusts - 0.3%
Colony Financial [c]	953,603	16,115,891

Securities Brokers - 2.0%
Cowen Group Cl. A [a]	842,929	3,456,009
Diamond Hill Investment Group	54,500	3,089,605
DundeeWealth	157,500	2,000,282
FBR Capital Markets [a]	115,000	382,950
GFI Group	580,000	3,236,400
Interactive Brokers Group Cl. A [a]	888,600	14,750,760
International Assets Holding Corporation [a,b]	37,917	606,672
Jefferies Group	685,200	14,444,016
Knight Capital Group Cl. A [a]	1,673,320	23,075,083
Lazard Cl. A	702,400	18,761,104
Raymond James Financial	50,000	1,234,500
Sanders Morris Harris Group	419,476	2,328,092
Stifel Financial [a,b]	283,799	12,314,038

		99,679,511

Securities Exchanges - 0.5%
NASDAQ OMX Group (The) [a]	430,400	7,652,512
TMX Group	665,800	17,380,660

		25,033,172

Total (Cost $428,188,758)		426,652,415

Financial Services – 8.1%
Diversified Financial Services - 0.3%
CIT Group [a,b]	150,000	5,079,000
Discover Financial Services	150,000	2,097,000
	SHARES	VALUE

Financial Services (continued)
Diversified Financial Services (continued)
Duff & Phelps Cl. A	83,300	$1,052,079
Franco-Nevada Corporation	300,000	9,130,619

		17,358,698

Information and Processing - 2.7%
Equifax	14,600	409,676
FactSet Research Systems	279,900	18,750,501
Fiserv [a]	15,600	712,296
Interactive Data	293,800	9,807,044
MoneyGram International [a,b]	2,013,400	4,932,830
Morningstar [a,b]	614,800	26,141,296
MSCI Cl. A [a]	329,500	9,028,300
SEI Investments	1,909,250	38,872,330
Total System Services	1,818,100	24,726,160

		133,380,433

Insurance Brokers - 0.9%
Brown & Brown	1,571,239	30,073,514
Gallagher (Arthur J.) & Co.	718,900	17,526,782

		47,600,296

Investment Management - 3.8%
Affiliated Managers Group [a]	192,865	11,720,406
AGF Management Cl. B	846,600	11,380,251
AllianceBernstein Holding L.P.	1,350,950	34,908,548
Artio Global Investors Cl. A	696,500	10,962,910
CI Financial	480,000	8,025,926
Cohen & Steers	999,970	20,739,378
Eaton Vance	170,500	4,707,505
Evercore Partners Cl. A	125,400	2,928,090
Federated Investors Cl. B	1,834,558	37,993,696
GAMCO Investors Cl. A	145,200	5,401,440
JZ Capital Partners	50,000	202,932
MVC Capital	223,600	2,888,912
Sprott Resource [a]	2,510,000	9,478,371
Value Partners Group	3,524,300	2,219,416
Waddell & Reed Financial Cl. A	865,400	18,934,952
Westwood Holdings Group	256,538	9,017,311

		191,510,044

Special Purpose Acquisition Corporation - 0.2%
Harbinger Group [a,c]	1,009,600	6,340,288
Westway Group [a]	368,500	1,503,480

		7,843,768

Specialty Finance - 0.2%
Cash America International	34,900	1,196,023
EZCORP Cl. A [a]	72,500	1,344,875
First Cash Financial Services [a]	78,400	1,709,120
World Acceptance [a,b]	104,860	4,017,187

		8,267,205

Total (Cost $478,662,697)		405,960,444

Health – 7.9%
Commercial Services - 0.6%
AmerisourceBergen Corporation	8,500	269,875
Owens & Minor	604,000	17,141,520
PAREXEL International [a]	270,000	5,853,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

Health (continued)
Commercial Services (continued)
Schein (Henry) [a]	98,000	$5,380,200

		28,645,195

Drugs and Biotech - 1.3%
Celera Corporation [a]	446,300	2,923,265
Emergent Biosolutions [a]	859,629	14,046,338
Endo Pharmaceuticals Holdings [a]	778,130	16,978,797
†Furiex Pharmaceuticals [a,b]	57,958	588,853
Hi-Tech Pharmacal [a]	530,400	12,151,464
Lannett Company [a,b]	115,590	528,246
Lexicon Pharmaceuticals [a]	1,522,400	1,948,672
Pharmaceutical Product Development	621,500	15,792,315
Regeneron Pharmaceuticals [a]	100,000	2,232,000
†3SBio ADR [a,b]	133,300	1,550,279

		68,740,229

Health Services - 3.5%
Advisory Board (The) [a]	768,679	33,022,450
Almost Family [a,c]	533,643	18,640,150
Chemed Corporation	218,030	11,913,159
Covance [a]	340,000	17,448,800
Cross Country Healthcare [a]	240,700	2,163,893
eResearchTechnology [a]	120,820	952,062
Genoptix [a,b]	119,827	2,061,024
Healthcare Services Group	434,850	8,240,407
HealthSouth Corporation [a]	915,000	17,119,650
Hooper Holmes [a]	2,392,970	1,363,993
ICON ADR [a]	200,700	5,798,223
Lincare Holdings [a]	498,750	16,214,363
MEDNAX [a]	370,302	20,592,494
On Assignment [a]	85,000	427,550
Res-Care [a]	271,727	2,624,883
U.S. Physical Therapy [a,c]	898,675	15,169,634
VCA Antech [a]	87,000	2,154,120

		175,906,855

Medical Products and Devices - 2.5%
C.R. Bard	5,500	426,415
IDEXX Laboratories [a]	499,599	30,425,579
Kensey Nash [a]	196,459	4,658,043
Medical Action Industries [a]	399,062	4,784,753
Merit Medical Systems [a]	427,669	6,872,641
Obagi Medical Products [a,c]	1,116,954	13,202,396
Patterson Companies	362,535	10,343,124
STERIS Corporation	577,600	17,951,808
SurModics [a,b]	346,900	5,692,629
Techne Corporation	174,300	10,013,535
Teleflex	60,000	3,256,800
Thoratec Corporation [a]	366,600	15,664,818
Young Innovations	111,350	3,134,502

		126,427,043

Total (Cost $342,179,875)		399,719,322

Industrial Products – 16.3%
Automotive - 0.9%
Dorman Products [a]	571,151	11,611,500
	SHARES	VALUE

Industrial Products (continued)
Automotive (continued)
Gentex Corporation	390,500	$7,021,190
Hertz Global Holdings [a,b]	59,393	561,858
SORL Auto Parts [a,b]	230,900	1,921,088
Strattec Security [a]	150,000	3,315,000
Superior Industries International	443,600	5,961,984
WABCO Holdings [a]	508,200	15,998,136
Wonder Auto Technology [a,b]	120,882	884,856
Xinyi Glass Holdings	1,394,400	520,712

		47,796,324

Building Systems and Components - 2.0%
AAON	767,100	17,881,101
Apogee Enterprises	26,900	291,327
Armstrong World Industries [a]	889,900	26,857,182
Drew Industries [a]	787,514	15,907,783
NCI Building Systems [a]	78,940	660,728
Preformed Line Products [c]	320,288	8,952,049
Quanex Building Products	30,000	518,700
Simpson Manufacturing	1,227,900	30,144,945

		101,213,815

Construction Materials - 0.7%
Ash Grove Cement	50,018	8,803,168
Owens Corning [a]	850,700	25,444,437

		34,247,605

Industrial Components - 2.2%
CLARCOR	625,400	22,214,208
Donaldson Company	386,300	16,475,695
FARO Technologies [a]	12,100	226,391
GrafTech International [a]	2,628,976	38,435,629
Graham Corporation	125,750	1,884,993
PerkinElmer	980,620	20,269,415
Powell Industries [a]	317,000	8,666,780
Thomas & Betts [a]	40,850	1,417,495

		109,590,606

Machinery - 3.3%
Briggs & Stratton	252,600	4,299,252
Cascade Corporation	228,008	8,119,365
Chart Industries [a]	18,000	280,440
Columbus McKinnon [a]	136,100	1,901,317
†Duoyuan Global Water ADR [a,b]	56,425	993,080
†Duoyuan Printing [a,b]	151,758	1,171,572
Franklin Electric	654,500	18,862,690
FreightCar America	78,300	1,771,146
Gorman-Rupp Company	39,787	996,664
Hollysys Automation Technologies [a,b]	84,855	764,543
Hurco Companies [a,b]	61,682	915,978
Jinpan International	184,680	2,799,749
Lincoln Electric Holdings	441,254	22,499,541
Nordson Corporation	472,032	26,471,555
Rofin-Sinar Technologies [a]	1,145,873	23,857,076
Sun Hydraulics	356,000	8,351,760
Tennant Company	719,300	24,326,726
Wabtec Corporation	412,400	16,450,636

		164,833,090

60 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Industrial Products (continued)
Metal Fabrication and Distribution - 3.0%
Allegheny Technologies	284,700	$12,580,893
Carpenter Technology	117,500	3,857,525
Castle (A.M.) & Co. [a]	124,800	1,733,472
Commercial Metals	238,700	3,155,614
Encore Wire	366,579	6,668,072
Foster (L.B.) Company Cl. A [a]	25,024	648,622
Fushi Copperweld [a,b]	98,700	807,366
Gibraltar Industries [a]	615,120	6,212,712
Haynes International	159,615	4,920,931
Horsehead Holding Corporation [a]	164,500	1,243,620
Insteel Industries	223,708	2,599,487
Kennametal	923,501	23,484,630
Olympic Steel	155,000	3,560,350
RBC Bearings [a]	397,400	11,520,626
Reliance Steel & Aluminum	727,000	26,281,050
Schnitzer Steel Industries Cl. A	426,810	16,730,952
Sims Metal Management ADR	1,312,115	18,579,548
Steel Dynamics	380,521	5,019,072
Universal Stainless & Alloy Products [a]	50,000	799,500

		150,404,042

Miscellaneous Manufacturing - 1.5%
Acuity Brands	9,900	360,162
AZZ	359,726	13,227,125
Brady Corporation Cl. A	451,900	11,261,348
Crane Company	37,500	1,132,875
Mettler-Toledo International [a]	241,500	26,958,645
Raven Industries	407,135	13,724,521
Steelcase Cl. A	100,000	775,000
Valmont Industries	124,700	9,060,702

		76,500,378

Paper and Packaging - 0.9%
AptarGroup	221,700	8,384,694
Greif Cl. A	541,518	30,075,910
Orchids Paper Products [a]	343,396	4,464,148

		42,924,752

Pumps, Valves and Bearings - 1.1%
Gardner Denver	502,356	22,400,054
Graco	630,449	17,772,357
IDEX Corporation	343,500	9,813,795
Kaydon Corporation	148,400	4,876,424
Robbins & Myers	39,162	851,382

		55,714,012

Specialty Chemicals and Materials - 0.6%
Albemarle Corporation	1,800	71,478
Balchem Corporation	274,237	6,855,925
Cabot Corporation	442,700	10,673,497
†Gulf Resources [a,b]	36,965	317,529
Lubrizol Corporation (The)	14,510	1,165,298
Olin Corporation	34,800	629,532
OM Group [a]	14,800	353,128
Park Electrochemical	82,200	2,006,502
Rogers Corporation [a]	22,750	631,768
Sensient Technologies	50,000	1,296,500
	SHARES	VALUE

Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Westlake Chemical	440,800	$8,185,656

		32,186,813

Other Industrial Products - 0.1%
†Harbin Electric [a,b]	82,865	1,379,702
MTS Systems	148,774	4,314,446

		5,694,148

Total (Cost $778,926,094)		821,105,585

Industrial Services – 14.0%
Advertising and Publishing - 0.3%
Scholastic Corporation	493,000	11,891,160
ValueClick [a]	275,800	2,948,302

		14,839,462

Commercial Services - 7.6%
ATC Technology [a]	739,215	11,916,146
Barrett Business Services	146,200	1,812,880
Brink’s Company (The)	1,176,185	22,382,801
Cintas Corporation	876,200	21,002,514
Convergys Corporation [a]	86,000	843,660
Copart [a]	740,700	26,524,467
Corinthian Colleges [a,b]	1,057,940	10,420,709
Corporate Executive Board	619,700	16,279,519
CRA International [a]	543,822	10,240,168
Electro Rent	77,074	985,776
Exponent [a]	323,893	10,597,779
Forrester Research [a]	298,200	9,023,532
FTI Consulting [a]	531,800	23,181,162
Gartner [a]	880,000	20,460,000
Hewitt Associates Cl. A [a]	815,500	28,102,130
Korn/Ferry International [a]	50,000	695,000
Landauer	184,700	11,244,536
LECG Corporation [a]	1,054,448	2,741,565
Manpower	456,800	19,724,624
MAXIMUS	583,285	33,754,703
Monster Worldwide [a,b]	349,600	4,072,840
Navigant Consulting [a]	10,000	103,800
Rentrak Corporation [a]	56,100	1,364,913
Ritchie Bros. Auctioneers	1,252,300	22,816,906
Robert Half International	403,000	9,490,650
Sotheby’s	888,900	20,329,143
Team [a]	413,740	5,399,307
Towers Watson & Company Cl. A	381,400	14,817,390
TrueBlue [a]	273,200	3,057,108
Universal Technical Institute [a]	754,300	17,831,652
Viad Corporation	203,666	3,594,705

		384,812,085

Engineering and Construction - 2.1%
Baker (Michael) [a]	309,489	10,801,166
Cavco Industries [a]	900	31,662
Comfort Systems USA	630,891	6,094,407
Desarrolladora Homex ADR [a]	192,400	4,856,176
EMCOR Group [a]	965,740	22,376,196
Integrated Electrical Services [a,b]	675,517	2,357,554
Jacobs Engineering Group [a]	46,700	1,701,748
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

Industrial Services (continued)
Engineering and Construction (continued)
KBR	1,054,300	$21,444,462
NVR [a]	44,551	29,182,241
Quanta Services [a]	72,000	1,486,800
Skyline Corporation	183,400	3,303,034
Sterling Construction [a]	267,671	3,463,663

		107,099,109

Food, Tobacco and Agriculture - 0.3%
China Green (Holdings)	2,143,400	2,148,945
Hanfeng Evergreen [a]	286,000	1,560,904
Intrepid Potash [a]	445,303	8,714,580
Zhongpin [a,b]	116,300	1,367,688

		13,792,117

Industrial Distribution - 1.1%
Applied Industrial Technologies	472,000	11,951,040
Houston Wire & Cable	22,700	246,295
Mine Safety Appliances	350,200	8,677,956
MSC Industrial Direct Cl. A	539,000	27,305,740
Pool Corporation	261,400	5,729,888

		53,910,919

Transportation and Logistics - 2.6%
Arkansas Best	714,935	14,834,901
Dynamex [a]	12,817	156,367
Forward Air	768,900	20,952,525
Hub Group Cl. A [a]	25,000	750,250
Kirby Corporation [a]	661,545	25,304,096
Landstar System	818,300	31,905,517
Pacer International [a]	792,040	5,536,360
Patriot Transportation Holding [a]	84,800	6,861,168
Universal Truckload Services [a]	698,243	9,726,525
UTi Worldwide	1,150,900	14,248,142

		130,275,851

Total (Cost $737,139,690)		704,729,543

Natural Resources – 13.1%
Energy Services - 6.8%
Atwood Oceanics [a]	406,501	10,373,905
Calfrac Well Services	334,500	6,142,948
CARBO Ceramics	436,900	31,539,811
CE Franklin [a]	304,253	1,956,347
ENSCO ADR	38,300	1,504,424
Ensign Energy Services	2,225,000	26,167,865
Exterran Holdings [a]	408,100	10,533,061
Frontier Oil [a]	496,407	6,676,674
Helmerich & Payne	859,564	31,391,277
ION Geophysical [a]	816,700	2,842,116
Lufkin Industries	305,400	11,907,546
Nabors Industries [a]	16,700	294,254
Oil States International [a]	843,561	33,388,144
Pason Systems	2,454,000	26,071,804
Patterson-UTI Energy	419,800	5,402,826
Rowan Companies [a]	631,000	13,844,140
RPC	569,100	7,768,215
SEACOR Holdings [a]	334,600	23,642,836
	SHARES	VALUE

Natural Resources (continued)
Energy Services (continued)
ShawCor Cl. A	335,400	$8,459,434
T-3 Energy Services [a]	269,000	7,505,100
Tidewater	509,978	19,746,348
Trican Well Service	1,525,000	19,525,386
Unit Corporation [a]	867,451	35,209,836
Willbros Group [a]	340,600	2,520,440

		344,414,737

Oil and Gas - 1.3%
Cimarex Energy	331,908	23,757,975
Energen Corporation	489,811	21,713,321
†Energy Partners [a,b]	44,847	547,582
†Gastar Exploration [a,b]	70,000	252,700
Gran Tierra Energy [a,b]	189,000	937,440
SM Energy	428,100	17,192,496

		64,401,514

Precious Metals and Mining - 4.1%
Agnico-Eagle Mines	623,800	37,914,564
Cliffs Natural Resources	199,500	9,408,420
Eldorado Gold	2,033,855	36,507,045
Hecla Mining [a,b]	2,961,200	15,457,464
International Coal Group [a,b]	1,109,640	4,272,114
Ivanhoe Mines [a]	1,829,700	23,859,288
Major Drilling Group International	267,700	5,454,336
Pan American Silver	875,200	22,125,056
Randgold Resources ADR	254,500	24,113,875
Red Back Mining [a]	289,800	7,325,647
Seabridge Gold [a,b]	338,000	10,461,100
Silver Standard Resources [a]	689,000	12,298,650

		209,197,559

Real Estate - 0.9%
Jones Lang LaSalle	313,300	20,565,012
PICO Holdings [a]	334,400	10,021,968
St. Joe Company (The) [a]	496,024	11,487,916
Tejon Ranch [a,b]	46,624	1,076,082

		43,150,978

Other Natural Resources - 0.0%
Sino-Forest Corporation [a,b]	71,600	1,017,621

Total (Cost $497,521,600)		662,182,409

Technology – 14.5%
Aerospace and Defense - 1.4%
Ceradyne [a]	75,000	1,602,750
Cubic Corporation	183,500	6,675,730
Curtiss-Wright	255,620	7,423,205
FLIR Systems [a]	754,800	21,957,132
HEICO Corporation	624,275	22,423,958
HEICO Corporation Cl. A	97,250	2,620,888
Integral Systems [a]	212,078	1,346,695
Rockwell Collins	3,400	180,642
Teledyne Technologies [a]	147,800	5,702,124

		69,933,124

Components and Systems - 3.0%
AAC Acoustic Technologies Holdings	417,600	594,477

62 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Technology (continued)
Components and Systems (continued)
AVX Corporation	595,158	$7,629,925
Benchmark Electronics [a]	900,000	14,265,000
Celestica [a]	263,000	2,119,780
Diebold	651,000	17,739,750
Dionex Corporation [a]	320,526	23,866,366
Energy Conversion Devices [a,b]	478,200	1,960,620
Intermec [a]	130,000	1,332,500
Lexmark International Cl. A [a]	349,000	11,527,470
Logitech International [a,b]	607,100	8,141,211
Nam Tai Electronics [a]	311,397	1,282,956
NCR Corporation [a]	616,400	7,470,768
Newport Corporation [a]	242,000	2,192,520
Plexus Corporation [a]	801,100	21,421,414
Rimage Corporation [a,c]	645,314	10,215,321
Stratasys [a,b]	209,335	5,141,268
Technitrol [c]	2,082,982	6,582,223
Teradata Corporation [a]	100,000	3,048,000
Western Digital [a]	71,500	2,156,440
Zebra Technologies Cl. A [a]	53,625	1,360,466

		150,048,475

Distribution - 0.5%
Anixter International [a]	45,800	1,951,080
Arrow Electronics [a]	301,500	6,738,525
Cogo Group [a,b]	268,811	1,677,381
ScanSource [a]	19,700	491,121
Tech Data [a]	473,391	16,862,187

		27,720,294

Internet Software and Services - 0.3%
EarthLink	1,752,629	13,950,927
Support.com [a]	15,000	62,400

		14,013,327

IT Services - 2.1%
Black Box	317,502	8,855,131
ManTech International Cl. A [a]	747,976	31,841,338
Sapient Corporation	1,880,000	19,063,200
SRA International Cl. A [a]	1,382,505	27,193,873
Syntel	501,400	17,022,530
Yucheng Technologies [a,b]	171,125	622,895

		104,598,967

Semiconductors and Equipment - 3.4%
Cabot Microelectronics [a]	273,976	9,476,830
Cirrus Logic [a]	1,501,900	23,745,039
Cognex Corporation	888,835	15,625,719
Coherent [a]	655,800	22,493,940
Cymer [a]	119,500	3,589,780
Diodes [a]	1,133,700	17,991,819
Exar Corporation [a]	824,441	5,713,376
Fairchild Semiconductor International [a]	1,170,300	9,842,223
International Rectifier [a]	794,450	14,784,715
IXYS Corporation [a]	266,600	2,356,744
MEMC Electronic Materials [a]	200,000	1,976,000
Micrel	1,202,200	12,238,396
MKS Instruments [a]	613,700	11,488,464
OmniVision Technologies [a]	301,700	6,468,448
	SHARES	VALUE

Technology (continued)
Semiconductors and Equipment (continued)
Supertex [a]	334,000	$8,236,440
TTM Technologies [a]	300,000	2,850,000
Varian Semiconductor Equipment
Associates [a]	14,000	401,240
Virage Logic [a]	200,300	2,381,567

		171,660,740

Software - 2.5%
ACI Worldwide [a]	427,600	8,325,372
Actuate Corporation [a]	248,100	1,104,045
American Software Cl. A	100,000	462,000
ANSYS [a]	615,400	24,966,778
Blackbaud	689,291	15,005,865
Blackboard [a,b]	335,000	12,505,550
Fair Isaac	731,200	15,932,848
Manhattan Associates [a]	440,000	12,122,000
National Instruments	928,800	29,517,264
Pervasive Software [a,c]	1,461,500	7,249,040

		127,190,762

Telecommunications - 1.3%
ADTRAN	798,515	21,775,504
Atlantic Tele-Network	49,000	2,023,700
Citic 1616 Holdings	1,260,300	337,383
Comtech Telecommunications [a]	827,304	24,761,209
Digi International [a]	388,644	3,214,086
Harmonic [a]	455,100	2,475,744
NETGEAR [a]	393,400	7,018,256
Premiere Global Services [a]	516,500	3,274,610
Tekelec [a]	145,500	1,926,420

		66,806,912

Total (Cost $721,806,808)		731,972,601

Utilities – 0.0%
UGI Corporation	28,200	717,408

Total (Cost $714,989)		717,408

Miscellaneous[d] – 1.8%
Total (Cost $94,464,702)		91,209,411

TOTAL COMMON STOCKS
(Cost $4,748,782,147)		4,977,159,603

REPURCHASE AGREEMENT – 1.5%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $75,151,010 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $77,033,450) (Cost $75,151,000)		75,151,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)	Royce Micro-Cap Fund

VALUE

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.9%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0409%) (Cost $44,388,465)	$44,388,465

TOTAL INVESTMENTS – 101.2%
(Cost $4,868,321,612)	5,096,699,068

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%	(58,796,772)

NET ASSETS – 100.0%	$5,037,902,296

	SHARES	VALUE

COMMON STOCKS – 92.1%

Consumer Products – 8.6%
Apparel, Shoes and Accessories - 3.1%
LaCrosse Footwear [c]	532,669	$8,970,146
Luk Fook Holdings (International)	4,637,000	5,819,599
True Religion Apparel [a]	198,300	4,376,481
Van De Velde	75,082	2,932,971
Volcom [a,b]	614,840	11,417,579

		33,516,776

Food/Beverage/Tobacco - 2.8%
Asian Citrus Holdings	11,610,000	8,501,107
Binggrae Company	108,500	4,464,327
Sipef	150,377	8,632,885
Societe Internationale de Plantations d’Heveas	125,000	8,190,954

		29,789,273

Health, Beauty and Nutrition - 0.4%
Nutraceutical International [a]	265,100	4,045,426

Home Furnishing and Appliances - 0.6%
AS Creation Tapeten	129,212	4,700,884
Lumber Liquidators Holdings [a,b]	87,600	2,043,708

		6,744,592

Sports and Recreation - 1.3%
Arctic Cat [a]	530,016	4,828,446
Piscines Desjoyaux	389,613	3,454,482
RC2 Corporation [a]	362,000	5,831,820

		14,114,748

Other Consumer Products - 0.4%
CSS Industries	140,700	2,321,550
Shamir Optical Industry	221,700	1,771,383

		4,092,933

Total (Cost $84,690,282)		92,303,748

Consumer Services – 3.3%
Direct Marketing - 0.4%
Manutan International	86,690	4,380,214

Leisure and Entertainment - 0.2%
Multimedia Games [a]	370,018	1,665,081

Online Commerce - 0.8%
CryptoLogic [a,b,c]	751,575	1,443,024
GS Home Shopping	60,500	3,779,150
Vitacost.com [a,b]	379,400	3,410,806

		8,632,980

Retail Stores - 1.9%
Buckle (The)	161,275	5,228,535
Cato Corporation (The) Cl. A	243,250	5,356,365
Jos. A. Bank Clothiers [a]	118,720	6,409,693
Lewis Group	420,000	3,214,853

		20,209,446

Total (Cost $27,607,683)		34,887,721

Financial Intermediaries – 3.6%
Banking - 1.0%
Bancorp (The) [a]	373,567	2,925,030

64 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Financial Intermediaries (continued)
Banking (continued)
BCB Holdings [a]	2,760,860	$3,815,627
Pacific Continental	356,897	3,379,815

		10,120,472

Insurance - 1.3%
American Physicians Service Group	48,054	1,174,920
American Safety Insurance Holdings [a]	298,000	4,684,560
Argo Group International Holdings	103,605	3,169,277
Navigators Group [a]	75,900	3,121,767
United Fire & Casualty	100,000	1,982,000

		14,132,524

Securities Brokers - 1.0%
FBR Capital Markets [a]	983,171	3,273,960
GMP Capital	403,800	3,531,424
Sanders Morris Harris Group	780,000	4,329,000

		11,134,384

Securities Exchanges - 0.3%
Hellenic Exchanges	501,000	2,640,166

Total (Cost $39,441,314)		38,027,546

Financial Services – 4.2%
Investment Management - 2.8%
CapMan Cl. B	1,450,000	2,457,740
Deutsche Beteiligungs	99,000	2,254,802
Endeavour Financial [b]	1,971,000	4,073,270
Gluskin Sheff + Associates	360,000	5,748,908
Sandstorm Resources [a]	5,202,000	3,322,871
Sprott Resource [a]	2,039,700	7,702,404
U.S. Global Investors Cl. A	166,000	921,300
Westwood Holdings Group	107,700	3,785,655

		30,266,950

Special Purpose Acquisition Corporation - 0.4%
Harbinger Group [a]	634,900	3,987,172

Other Financial Services - 1.0%
Kennedy-Wilson Holdings [a]	1,028,423	10,387,072

Total (Cost $46,040,798)		44,641,194

Health – 12.5%
Commercial Services - 0.8%
PDI [a,b,c]	1,015,694	8,409,947

Drugs and Biotech - 3.6%
Anika Therapeutics [a]	237,048	1,396,213
Bukwang Pharmaceutical	439,000	5,002,477
CombiMatrix Corporation [a]	126,326	324,658
Dyax Corporation [a]	1,070,684	2,430,453
Lexicon Pharmaceuticals [a]	3,209,591	4,108,276
Maxygen [a]	215,800	1,193,374
Orchid Cellmark [a]	1,461,322	2,469,634
Simcere Pharmaceutical Group ADR [a]	512,000	4,239,360
Sinovac Biotech [a]	1,333,000	6,171,790
3SBio ADR [a]	243,000	2,826,090
Vetoquinol	228,390	6,508,992
YM Biosciences [a,b]	1,457,600	1,647,088

		38,318,405

	SHARES	VALUE

Health (continued)
Health Services - 2.3%
BioClinica [a]	569,400	$2,334,540
CorVel Corporation [a]	149,355	5,046,706
†EPS Company	2,605	6,550,128
Genoptix [a]	427,226	7,348,287
U.S. Physical Therapy [a]	231,840	3,913,459

		25,193,120

Medical Products and Devices - 5.8%
ArthroCare Corporation [a,b]	134,700	4,128,555
Cerus Corporation [a,b]	862,700	2,726,132
Cynosure Cl. A [a]	447,000	4,814,190
Exactech [a]	336,378	5,745,336
Merit Medical Systems [a]	490,732	7,886,063
Neogen Corporation [a]	124,885	3,253,254
SenoRx [a,b]	592,267	6,503,092
Solta Medical [a,b]	1,108,077	2,105,346
STRATEC Biomedical Systems	88,000	2,926,428
SurModics [a,b]	300,754	4,935,373
Syneron Medical [a,b]	1,162,674	11,952,289
Young Innovations	190,993	5,376,453

		62,352,511

Total (Cost $143,462,841)		134,273,983

Industrial Products – 14.1%
Automotive - 0.6%
†Fuel Systems Solutions [a,b]	175,400	4,551,630
†SORL Auto Parts [a,b]	254,000	2,113,280

		6,664,910

Building Systems and Components - 2.0%
AAON	253,769	5,915,355
Drew Industries [a]	491,100	9,920,220
LSI Industries	971,936	4,743,048
WaterFurnace Renewable Energy	42,000	1,052,219

		21,630,842

Industrial Components - 1.2%
Graham Corporation [c]	547,639	8,209,109
Voltamp Transformers	239,300	4,837,881

		13,046,990

Machinery - 3.9%
Burckhardt Compression Holding	53,500	9,428,177
†Duoyuan Global Water ADR [a]	308,426	5,428,298
†Duoyuan Printing [a,b]	379,900	2,932,828
FreightCar America	279,109	6,313,446
Jinpan International	336,000	5,093,760
Kadant [a]	352,251	6,136,212
Key Technology [a,c]	444,814	6,004,989

		41,337,710

Metal Fabrication and Distribution - 4.2%
Castle (A.M.) & Co. [a]	333,779	4,636,190
Foster (L.B.) Company Cl. A [a]	221,826	5,749,730
†Fushi Copperweld [a]	671,796	5,495,291
Horsehead Holding Corporation [a]	1,024,674	7,746,536
Olympic Steel	443,300	10,182,601
RBC Bearings [a]	327,821	9,503,531

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

Industrial Products (continued)
Metal Fabrication and Distribution (continued)
Samuel Manu-Tech [a]	367,600	$1,381,241

		44,695,120

Miscellaneous Manufacturing - 1.0%
Semperit AG Holding	268,100	9,166,787
Synalloy Corporation	190,700	1,594,252

		10,761,039

Pumps, Valves and Bearings - 0.5%
Pfeiffer Vacuum Technology	68,000	5,008,008

Specialty Chemicals and Materials - 0.7%
American Vanguard	276,533	2,192,907
Phoscan Chemical [a]	2,968,200	1,129,228
Victrex	243,700	3,959,532

		7,281,667

Total (Cost $148,952,861)		150,426,286

Industrial Services – 11.1%
Advertising and Publishing - 0.2%
Saraiva SA Livreiros Editores	114,300	2,361,989

Commercial Services - 4.2%
ATC Technology [a]	512,069	8,254,552
Begbies Traynor	1,959,000	1,650,093
CRA International [a]	376,283	7,085,409
Electro Rent	261,400	3,343,306
Exponent [a]	239,608	7,839,974
Forrester Research [a]	78,800	2,384,488
GP Strategies [a,c]	1,109,900	8,057,874
Heritage-Crystal Clean [a,c]	847,033	6,818,616

		45,434,312

Engineering and Construction - 2.2%
Cavco Industries [a]	324,078	11,401,064
Layne Christensen [a]	179,000	4,344,330
Sterling Construction [a]	590,906	7,646,324

		23,391,718

Food, Tobacco and Agriculture - 0.2%
BioExx Specialty Proteins [a]	1,570,200	2,330,483

Industrial Distribution - 0.3%
Houston Wire & Cable	277,200	3,007,620

Printing - 1.2%
Courier Corporation	294,674	3,597,969
Domino Printing Sciences	619,400	4,196,760
Ennis	300,400	4,509,004

		12,303,733

Transportation and Logistics - 2.8%
†Baltic Trading [a]	332,200	3,777,114
Euroseas	1,511,643	5,381,449
Marten Transport [a]	478,819	9,949,859
Patriot Transportation Holding [a]	138,623	11,215,987

		30,324,409

Total (Cost $125,919,008)		119,154,264

Natural Resources – 17.7%
Energy Services - 6.8%
†Canadian Energy Services & Technology	458,300	7,090,509
	SHARES	VALUE

Natural Resources (continued)
Energy Services (continued)
Dawson Geophysical [a,b]	282,733	$6,013,731
Gulf Island Fabrication	365,344	5,670,139
Lamprell	3,465,000	11,027,062
OYO Geospace [a]	206,574	10,014,707
Pioneer Drilling [a]	366,600	2,078,622
T-3 Energy Services [a]	219,005	6,110,239
Tesco Corporation [a]	570,800	7,009,424
TGC Industries [a,b,c]	1,575,202	4,772,862
Total Energy Services	1,131,300	8,756,669
Union Drilling [a]	552,031	3,041,691
World Energy Solutions [a]	428,100	1,237,209

		72,822,864

Oil and Gas - 1.1%
Gran Tierra Energy [a,b]	916,700	4,546,832
VAALCO Energy [a]	749,527	4,197,351
Vantage Drilling [a,b]	2,118,000	2,859,300

		11,603,483

Precious Metals and Mining - 9.5%
Alamos Gold	651,500	9,993,889
Allied Nevada Gold [a]	546,900	10,762,992
Bear Creek Mining [a]	697,600	2,778,474
Eldorado Gold	327,000	5,872,920
Endeavour Silver [a,b]	1,031,800	3,487,484
Entree Gold [a,b]	1,901,000	3,516,850
Fronteer Gold [a]	2,128,000	12,661,600
Gammon Gold [a]	430,486	2,350,454
Great Basin Gold [a]	2,648,600	4,503,279
Keegan Resources [a]	700,000	3,721,760
Lumina Copper [a]	1,715,900	1,918,107
Quaterra Resources [a]	1,513,800	1,720,631
Red Back Mining [a]	311,700	7,879,242
Silvercorp Metals	1,722,700	11,404,274
Uranium Resources [a,c]	5,012,850	1,990,101
US Gold [a]	2,545,404	12,752,474
Victoria Gold [a,b]	4,195,000	2,600,816
Western Copper [a]	1,471,000	1,243,624

		101,158,971

Other Natural Resources - 0.3%
Magma Energy [a]	2,798,700	3,496,568

Total (Cost $141,305,080)		189,081,886

Technology – 12.3%
Aerospace and Defense - 0.7%
Ducommun	238,800	4,083,480
LaBarge [a]	349,072	3,982,911

		8,066,391

Components and Systems - 1.6%
SMART Modular Technologies (WWH) [a]	1,092,168	6,389,183
Super Micro Computer [a]	263,089	3,551,701
Vaisala Cl. A	175,000	3,975,479
Xyratex [a]	244,500	3,459,675

		17,376,038

66 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Technology (continued)
Distribution - 0.7%
Diploma	2,102,000	$7,108,323

Internet Software and Services - 0.5%
†VASCO Data Security International [a]	804,170	4,961,729

IT Services - 0.9%
iGATE Corporation	463,666	5,944,198
Neurones	426,923	3,516,033

		9,460,231

Semiconductors and Equipment - 3.9%
Advanced Energy Industries [a]	291,200	3,578,848
ATMI [a]	479,800	7,024,272
CEVA [a]	557,532	7,024,903
GSI Technology [a]	717,739	4,105,467
Inficon Holding	32,980	4,252,266
Rudolph Technologies [a]	568,800	4,294,440
Sigma Designs [a,b]	657,175	6,578,322
Supertex [a]	211,800	5,222,988

		42,081,506

Software - 1.4%
Fundtech [a]	324,700	3,373,633
Phoenix Technologies [a]	1,043,050	3,014,415
PROS Holdings [a]	428,663	2,786,309
Smith Micro Software [a]	606,200	5,764,962

		14,939,319

Telecommunications - 2.6%
Anaren [a]	469,362	7,012,268
Atlantic Tele-Network	263,300	10,874,290
Digi International [a]	518,600	4,288,822
KVH Industries [a]	448,100	5,565,402

		27,740,782

Total (Cost $116,221,552)		131,734,319

Miscellaneous[d] – 4.7%
Total (Cost $53,595,676)		50,777,555

TOTAL COMMON STOCKS
(Cost $927,237,095)		985,308,502

REPURCHASE AGREEMENT – 7.9%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $84,786,012 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $86,906,950) (Cost $84,786,000)		84,786,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.4%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0409%) (Cost $25,820,224)	$25,820,224

TOTAL INVESTMENTS – 102.4%
(Cost $1,037,843,319)	1,095,914,726

LIABILITIES LESS CASH AND OTHER ASSETS – (2.4)%	(26,142,063)

NET ASSETS – 100.0%	$1,069,772,663

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Premier Fund

	SHARES	VALUE

COMMON STOCKS – 88.6%

Consumer Products – 12.2%
Apparel, Shoes and Accessories - 5.6%
Columbia Sportswear	856,600	$39,977,522
Fossil [a,c]	3,424,790	118,840,213
Polo Ralph Lauren Cl. A	1,144,200	83,480,832
Timberland Company (The) Cl. A [a,c]	3,032,279	48,971,306

		291,269,873

Food/Beverage/Tobacco - 3.1%
Cal-Maine Foods [c]	1,762,686	56,282,564
Sanderson Farms [c]	2,055,791	104,310,835

		160,593,399

Health, Beauty and Nutrition - 1.6%
Nu Skin Enterprises Cl. A [c]	3,331,500	83,054,295

Sports and Recreation - 1.9%
Thor Industries [c]	4,148,700	98,531,625

Total (Cost $533,445,996)		633,449,192

Consumer Services – 1.0%
Retail Stores - 1.0%
Buckle (The)	1,663,536	53,931,837

Total (Cost $45,545,750)		53,931,837

Financial Intermediaries – 7.3%
Insurance - 3.8%
Alleghany Corporation [a]	347,574	101,943,454
ProAssurance Corporation [a]	1,633,449	92,714,566

		194,658,020

Securities Brokers - 2.3%
Knight Capital Group Cl. A [a]	4,667,200	64,360,688
†Stifel Financial [a,b]	1,299,725	56,395,068

		120,755,756

Securities Exchanges - 1.2%
TMX Group	2,372,900	61,944,381

Total (Cost $313,988,526)		377,358,157

Financial Services – 3.5%
Information and Processing - 1.0%
Morningstar [a,b]	1,238,206	52,648,519

Investment Management - 2.5%
Affiliated Managers Group [a]	500,000	30,385,000
Federated Investors Cl. B	3,001,600	62,163,136
Partners Group Holding	316,613	38,204,904

		130,753,040

Total (Cost $174,598,920)		183,401,559

Health – 5.3%
Drugs and Biotech - 3.5%
Endo Pharmaceuticals Holdings [a]	3,134,250	68,389,335
Perrigo Company	1,909,600	112,800,072

		181,189,407

	SHARES	VALUE

Health (continued)
Medical Products and Devices - 1.8%
IDEXX Laboratories [a]	1,536,500	$93,572,850

Total (Cost $104,472,499)		274,762,257

Industrial Products – 18.6%
Building Systems and Components - 1.6%
Simpson Manufacturing [c]	3,387,886	83,172,601

Industrial Components - 2.1%
GrafTech International [a]	5,499,876	80,408,187
PerkinElmer	1,307,100	27,017,757

		107,425,944

Machinery - 5.3%
Lincoln Electric Holdings [c]	2,512,497	128,112,222
Wabtec Corporation	1,233,237	49,193,824
Woodward Governor [c]	3,841,024	98,061,343

		275,367,389

Metal Fabrication and Distribution - 5.4%
Kennametal	1,563,500	39,759,805
Reliance Steel & Aluminum	2,419,800	87,475,770
Schnitzer Steel Industries Cl. A [c]	2,096,038	82,164,690
Sims Metal Management ADR	4,859,714	68,813,550

		278,213,815

Miscellaneous Manufacturing - 1.0%
Rational	329,966	50,960,190

Pumps, Valves and Bearings - 2.1%
Gardner Denver	2,488,400	110,957,756

Specialty Chemicals and Materials - 1.1%
Westlake Chemical	3,174,500	58,950,465

Total (Cost $770,900,034)		965,048,160

Industrial Services – 10.6%
Commercial Services - 6.8%
Copart [a]	1,491,100	53,396,291
Corinthian Colleges [a,b]	3,973,008	39,134,129
Gartner [a]	4,607,100	107,115,075
Ritchie Bros. Auctioneers	3,951,500	71,996,330
Sotheby’s	2,281,294	52,173,194
Towers Watson & Company Cl. A	741,011	28,788,277

		352,603,296

Industrial Distribution - 1.6%
MSC Industrial Direct Cl. A	952,284	48,242,707
Pool Corporation	1,511,400	33,129,888

		81,372,595

Transportation and Logistics - 2.2%
Kirby Corporation [a]	1,273,635	48,716,539
Landstar System	1,155,300	45,045,147
UTi Worldwide	1,799,500	22,277,810

		116,039,496

Total (Cost $424,580,716)		550,015,387

Natural Resources – 14.2%
Energy Services - 6.4%
Ensign Energy Services	7,103,000	83,537,232

68 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Pason Systems	3,778,500	$40,143,568
Trican Well Service	6,841,100	87,590,243
Unit Corporation [a,c]	2,920,474	118,542,039

		329,813,082

Precious Metals and Mining - 5.2%
Pan American Silver	4,739,244	119,808,089
Seabridge Gold [a,b,c]	2,453,900	75,948,205
Silver Standard Resources [a,c]	4,116,399	73,477,722

		269,234,016

Real Estate - 2.6%
Jones Lang LaSalle	1,169,700	76,779,108
St. Joe Company (The) [a,b]	2,627,450	60,851,742

		137,630,850

Total (Cost $611,349,840)		736,677,948

Technology – 13.8%
Components and Systems - 3.5%
Benchmark Electronics [a]	2,240,000	35,504,000
Dionex Corporation [a,c]	1,354,500	100,856,070
Zebra Technologies Cl. A [a]	1,706,500	43,293,905

		179,653,975

IT Services - 0.8%
Jack Henry & Associates	1,841,640	43,978,363

Semiconductors and Equipment - 4.9%
Cabot Microelectronics [a,c]	2,136,191	73,890,847
Cognex Corporation [c]	2,957,717	51,996,665
MKS Instruments [a,c]	2,941,910	55,072,555
Varian Semiconductor Equipment
Associates [a]	2,609,521	74,788,872

		255,748,939

Software - 2.4%
Fair Isaac	1,832,600	39,932,354
National Instruments	2,630,801	83,606,856

		123,539,210

Telecommunications - 2.2%
ADTRAN	2,922,029	79,683,731
Comtech Telecommunications [a]	1,153,250	34,516,772

		114,200,503

Total (Cost $690,450,873)		717,120,990

Miscellaneous[d] – 2.1%
Total (Cost $120,116,544)		106,534,648

TOTAL COMMON STOCKS
(Cost $3,789,449,698)		4,598,300,135

VALUE

REPURCHASE AGREEMENT – 11.4%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $591,756,082 (collateralized by obligations of various U.S. Government Agencies, 0.75%-4.125% due 7/12/10-2/28/17, valued at $606,552,441) (Cost $591,756,000)	$591,756,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0409%) (Cost $17,945,821)	17,945,821

TOTAL INVESTMENTS – 100.4%
(Cost $4,399,151,519)	5,208,001,956

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%	(20,014,677)

NET ASSETS – 100.0%	$5,187,987,279

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Low-Priced Stock Fund

	SHARES	VALUE
COMMON STOCKS – 93.7%

Consumer Products – 6.9%
Apparel, Shoes and Accessories - 2.4%
Fossil [a]	844,650	$29,309,355
Gildan Activewear [a,b]	481,700	13,800,705
K-Swiss Cl. A [a]	852,000	9,567,960
Timberland Company (The) Cl. A [a]	1,701,382	27,477,319

		80,155,339

Food/Beverage/Tobacco - 0.9%
Asian Citrus Holdings	13,918,000	9,688,030
Industrias Bachoco ADR	1,132,495	19,444,939

		29,132,969

Health, Beauty and Nutrition - 2.2%
Nu Skin Enterprises Cl. A	2,051,000	51,131,430
NutriSystem	1,041,816	23,899,259

		75,030,689

Home Furnishing and Appliances - 0.5%
Helen of Troy [a]	801,996	17,692,032

Sports and Recreation - 0.9%
Callaway Golf	1,650,066	9,966,399
RC2 Corporation [a]	600,062	9,666,999
Winnebago Industries [a]	1,070,535	10,641,118

		30,274,516

Total (Cost $195,891,047)		232,285,545

Consumer Services – 3.2%
Leisure and Entertainment - 0.2%
DreamWorks Animation SKG Cl. A [a]	131,650	3,758,608
New Frontier Media [a,b,c]	1,273,086	2,049,668

		5,808,276

Retail Stores - 3.0%
Buckle (The)	704,575	22,842,321
Cato Corporation (The) Cl. A	597,350	13,153,647
Charming Shoppes [a]	2,423,428	9,087,855
Lewis Group	1,543,747	11,816,474
Men’s Wearhouse (The)	1,325,675	24,339,393
Pacific Sunwear of California [a]	888,500	2,843,200
Tuesday Morning [a]	1,129,241	4,505,672
Williams-Sonoma	490,405	12,171,852

		100,760,414

Total (Cost $86,597,178)		106,568,690

Financial Intermediaries – 6.5%
Banking - 0.1%
Wilmington Trust	429,500	4,763,155

Insurance - 3.0%
Argo Group International Holdings	521,897	15,964,829
Aspen Insurance Holdings	703,000	17,392,220
CNA Surety [a]	424,800	6,826,536
Greenlight Capital Re Cl. A [a]	573,812	14,454,324
Montpelier Re Holdings	572,500	8,547,425
Validus Holdings	1,461,140	35,681,039

		98,866,373

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 1.8%
Jefferies Group	348,200	$7,340,056
Knight Capital Group Cl. A [a]	2,924,500	40,328,855
Thomas Weisel Partners Group [a,b]	1,134,500	6,682,205
TradeStation Group [a]	593,600	4,006,800

		58,357,916

Securities Exchanges - 0.7%
MarketAxess Holdings	879,985	12,134,993
TMX Group	470,500	12,282,368

		24,417,361

Other Financial Intermediaries - 0.9%
KKR Financial Holdings	4,036,960	30,115,722

Total (Cost $180,768,390)		216,520,527

Financial Services – 5.4%
Diversified Financial Services - 0.2%
Duff & Phelps Cl. A	559,400	7,065,222

Insurance Brokers - 0.5%
Brown & Brown	850,000	16,269,000

Investment Management - 4.1%
†Artio Global Investors Cl. A	1,521,709	23,951,700
Ashmore Group	4,080,363	14,680,751
Brait	2,700,000	8,094,288
CapMan Cl. B	2,918,978	4,947,648
Deutsche Beteiligungs	409,995	9,337,953
†Endeavour Financial [b]	2,275,000	4,701,517
Federated Investors Cl. B	1,199,700	24,845,787
Sprott	5,516,400	18,551,228
Sprott Resource [a,b]	2,680,100	10,120,710
U.S. Global Investors Cl. A	661,751	3,672,718
Value Partners Group	19,330,000	12,173,002

		135,077,302

Other Financial Services - 0.6%
Kennedy-Wilson Holdings [a,b]	2,044,994	20,654,440

Total (Cost $213,024,447)		179,065,964

Health – 5.6%
Commercial Services - 0.5%
Myriad Genetics [a]	700,000	10,465,000
OdontoPrev	225,000	7,840,720

		18,305,720

Drugs and Biotech - 3.0%
Cypress Bioscience [a,b]	968,949	2,228,583
Emergent Biosolutions [a]	1,087,900	17,776,286
Endo Pharmaceuticals Holdings [a]	2,009,200	43,840,744
Eurand [a,b]	939,100	9,099,879
Lexicon Pharmaceuticals [a,b]	2,027,300	2,594,944
Maxygen [a]	790,200	4,369,806
Sino Biopharmaceutical	14,950,000	5,780,899
†Sinovac Biotech [a,b]	1,749,629	8,100,782
ViroPharma [a]	711,003	7,970,344

		101,762,267

Health Services - 1.1%
Cross Country Healthcare [a,c]	2,328,100	20,929,619

70 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Health (continued)
Health Services (continued)
eResearchTechnology [a]	1,786,250	$14,075,650
MedQuist	200,400	1,585,164

		36,590,433

Medical Products and Devices - 1.0%
Caliper Life Sciences [a,b]	2,009,729	8,581,543
Carl Zeiss Meditec	1,087,800	14,876,718
CONMED Corporation [a]	205,500	3,828,465
Medical Action Industries [a]	394,250	4,727,058

		32,013,784

Total (Cost $190,897,802)		188,672,204

Industrial Products – 10.0%
Automotive - 0.2%
Gentex Corporation	377,774	6,792,377

Building Systems and Components - 0.9%
AAON	471,250	10,984,837
WaterFurnace Renewable Energy [c]	799,500	20,029,745

		31,014,582

Industrial Components - 1.9%
GrafTech International [a]	3,877,800	56,693,436
Powell Industries [a]	314,848	8,607,944

		65,301,380

Machinery - 0.9%
IPG Photonics [a]	448,900	6,836,747
Lincoln Electric Holdings	347,385	17,713,161
Woodward Governor	191,700	4,894,101

		29,444,009

Metal Fabrication and Distribution - 4.3%
Castle (A.M.) & Co. [a,c]	1,849,667	25,691,875
Horsehead Holding Corporation [a]	1,849,035	13,978,704
Kennametal	1,594,500	40,548,135
Olympic Steel	510,800	11,733,076
Reliance Steel & Aluminum	180,000	6,507,000
Schnitzer Steel Industries Cl. A	317,100	12,430,320
Sims Metal Management ADR	2,318,950	32,836,332

		143,725,442

Pumps, Valves and Bearings - 0.9%
Gardner Denver	645,618	28,788,107

Specialty Chemicals and Materials - 0.9%
Schulman (A.)	421,190	7,985,762
Victrex	600,000	9,748,540
Westlake Chemical	604,800	11,231,136

		28,965,438

Total (Cost $239,771,429)		334,031,335

Industrial Services – 8.9%
Advertising and Publishing - 0.4%
ValueClick [a]	1,102,600	11,786,794

Commercial Services - 5.1%
CBIZ [a]	597,600	3,800,736
Copart [a]	311,795	11,165,379
Corinthian Colleges [a,b]	2,116,192	20,844,491
Exponent [a]	250,400	8,193,088
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Forrester Research [a]	518,300	$15,683,758
Kforce [a]	548,774	6,996,869
Korn/Ferry International [a]	1,804,663	25,084,816
LECG Corporation [a,b]	1,722,490	4,478,474
MAXIMUS	246,891	14,287,582
Monster Worldwide [a]	225,000	2,621,250
TeleTech Holdings [a]	963,600	12,420,804
TrueBlue [a]	2,115,491	23,672,344
Universal Technical Institute [a]	887,800	20,987,592

		170,237,183

Engineering and Construction - 0.2%
Dycom Industries [a]	694,100	5,934,555

Food, Tobacco and Agriculture - 1.4%
Imperial Sugar [c]	663,740	6,703,774
Intrepid Potash [a]	2,104,900	41,192,893

		47,896,667

Industrial Distribution - 0.5%
Houston Wire & Cable [c]	1,591,200	17,264,520

Printing - 0.5%
Ennis	1,004,600	15,079,046

Transportation and Logistics - 0.8%
Heartland Express	688,366	9,995,074
Universal Truckload Services [a]	387,561	5,398,725
Werner Enterprises	590,600	12,928,234

		28,322,033

Total (Cost $317,189,041)		296,520,798

Natural Resources – 26.0%
Energy Services - 9.7%
Calfrac Well Services	1,689,500	31,026,936
Ensign Energy Services	3,254,100	38,270,943
Global Industries [a]	1,486,950	6,676,405
Lamprell	7,007,946	22,302,180
Oil States International [a]	756,200	29,930,396
Pason Systems	2,250,700	23,911,904
RPC	920,564	12,565,699
Tesco Corporation [a,c]	3,243,005	39,824,101
Total Energy Services [c]	1,966,700	15,222,966
Trican Well Service	4,909,500	62,858,940
Unit Corporation [a]	1,013,400	41,133,906

		323,724,376

Oil and Gas - 0.4%
SM Energy	328,000	13,172,480

Precious Metals and Mining - 15.4%
Agnico-Eagle Mines	149,200	9,068,376
Alamos Gold	4,223,400	64,786,175
Allied Nevada Gold [a]	1,570,050	30,898,584
Centamin Egypt [a]	11,129,400	27,077,307
Denison Mines [a,b]	3,096,300	3,684,597
Fronteer Gold [a]	3,835,500	22,821,225
Gammon Gold [a]	4,578,900	25,000,794
Hecla Mining [a,b]	3,328,115	17,372,760
Hochschild Mining	4,527,900	20,562,799
Ivanhoe Mines [a]	3,233,000	42,158,320

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Major Drilling Group International	860,800	$17,538,633
Northam Platinum	2,040,000	11,984,229
Pan American Silver	2,404,053	60,774,460
Red Back Mining [a,b]	1,692,500	42,783,500
Seabridge Gold [a,b]	1,111,783	34,409,684
Silver Standard Resources [a]	2,393,300	42,720,405
Silvercorp Metals	4,149,700	27,471,014
Thompson Creek Metals [a]	1,178,000	10,225,040
US Gold [a,b]	750,000	3,757,500

		515,095,402

Other Natural Resources - 0.5%
China Forestry Holdings	23,300,000	8,358,209
Magma Energy [a]	5,532,900	6,912,552

		15,270,761

Total (Cost $633,769,980)		867,263,019

Technology – 16.7%
Aerospace and Defense - 2.4%
Ceradyne [a,c]	1,425,967	30,472,915
HEICO Corporation Cl. A	1,501,953	40,477,633
Integral Systems [a,c]	1,316,294	8,358,467

		79,309,015

Components and Systems - 0.8%
Littelfuse [a]	258,400	8,168,024
Methode Electronics	1,126,000	10,967,240
Teradata Corporation [a]	308,835	9,413,291

		28,548,555

Internet Software and Services - 0.1%
RealNetworks [a]	991,100	3,270,630

IT Services - 1.2%
Jack Henry & Associates	247,100	5,900,748
SRA International Cl. A [a]	1,362,500	26,800,375
Syntel	178,141	6,047,887

		38,749,010

Semiconductors and Equipment - 7.2%
Advanced Energy Industries [a]	664,100	8,161,789
Brooks Automation [a]	1,846,182	14,270,987
CEVA [a]	631,286	7,954,204
Cirrus Logic [a]	978,400	15,468,504
Cognex Corporation	477,738	8,398,634
Exar Corporation [a]	461,700	3,199,581
Fairchild Semiconductor International [a]	2,150,800	18,088,228
FormFactor [a,b]	474,100	5,120,280
International Rectifier [a]	940,000	17,493,400
Lam Research [a]	343,800	13,085,028
Microsemi Corporation [a]	375,000	5,486,250
MKS Instruments [a]	1,419,600	26,574,912
Novellus Systems [a]	650,000	16,484,000
OmniVision Technologies [a]	1,077,191	23,094,975
Sigma Designs [a,c]	2,057,658	20,597,156
Trident Microsystems [a]	2,050,143	2,911,203
TTM Technologies [a]	1,650,035	15,675,332
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Varian Semiconductor Equipment
Associates [a]	399,200	$11,441,072
Verigy [a]	660,200	5,737,138

		239,242,673

Software - 0.6%
Aveva Group	595,000	9,962,638
Avid Technology [a]	674,543	8,586,932
THQ [a]	462,500	1,998,000

		20,547,570

Telecommunications - 4.4%
ADTRAN	1,795,000	48,949,650
Arris Group [a]	1,291,971	13,165,185
Citic 1616 Holdings	19,837,000	5,310,382
Harmonic [a]	1,822,500	9,914,400
KVH Industries [a,c]	1,100,200	13,664,484
NETGEAR [a]	1,242,800	22,171,552
Novatel Wireless [a,c]	2,292,176	13,157,090
PC-Tel [a,c]	1,295,592	6,529,784
Tekelec [a]	1,050,000	13,902,000

		146,764,527

Total (Cost $544,335,713)		556,431,980

Miscellaneous[d] – 4.5%
Total (Cost $163,472,110)		149,439,204

TOTAL COMMON STOCKS
(Cost $2,765,717,137)		3,126,799,266

REPURCHASE AGREEMENT – 6.7%

State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $224,485,031 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 7/31/11, valued at
$232,401,000

(Cost $224,485,000)		224,485,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0409%)
(Cost $35,325,700)		35,325,700

TOTAL INVESTMENTS – 101.4%
(Cost $3,025,527,837)		3,386,609,966

LIABILITIES LESS CASH AND OTHER ASSETS – (1.4)%		(48,248,271)

NET ASSETS – 100.0%		$3,338,361,695

72 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Total Return Fund

	SHARES	VALUE
COMMON STOCKS – 94.2%

Consumer Products – 7.5%
Apparel, Shoes and Accessories - 2.4%
Cherokee	6,595	$112,774
Columbia Sportswear	163,709	7,640,299
Guess?	265,985	8,309,371
Jones Apparel Group	522,381	8,279,739
K-Swiss Cl. A [a]	119,775	1,345,073
Movado Group [a]	39,917	426,314
Phillips-Van Heusen	61,584	2,849,492
Steven Madden [a]	825,684	26,025,560
Weyco Group	293,783	6,692,377
Wolverine World Wide	1,284,950	32,406,439

		94,087,438

Food/Beverage/Tobacco - 2.7%
Cal-Maine Foods	90,098	2,876,829
Flowers Foods	400,000	9,772,000
Hershey Creamery	173	291,851
Hormel Foods	543,933	22,018,408
J & J Snack Foods	431,915	18,183,622
J.M. Smucker Company (The)	324,000	19,511,280
Lancaster Colony	414,400	22,112,384
Mannatech [a,b]	288,282	573,681
Sanderson Farms	9,032	458,284
Tootsie Roll Industries	461,653	10,918,093

		106,716,432

Health, Beauty and Nutrition - 0.9%
Inter Parfums	1,113,344	15,842,885
NBTY [a]	431,800	14,685,518
Nu Skin Enterprises Cl. A	34,000	847,620
NutriSystem	128,160	2,939,991

		34,316,014

Home Furnishing and Appliances - 0.8%
Ethan Allen Interiors	1,179,050	16,494,909
Hooker Furniture	19,730	210,322
Kimball International Cl. B	724,600	4,007,038
National Presto Industries	100,617	9,343,295

		30,055,564

Household Products/Wares - 0.1%
Blyth	86,927	2,961,603

Sports and Recreation - 0.6%
Arctic Cat [a,b]	162,212	1,477,751
Callaway Golf	1,266,461	7,649,424
Hasbro	56,938	2,340,152
Sturm, Ruger & Company	209,967	3,008,827
Thor Industries	349,485	8,300,269

		22,776,423

Other Consumer Products - 0.0%
CSS Industries	15,003	247,549

Total (Cost $287,103,653)		291,161,023

Consumer Services – 7.6%
Leisure and Entertainment - 1.1%
Ambassadors Group	233,262	2,633,528
International Speedway Cl. A	851,747	21,941,003
	SHARES	VALUE
Consumer Services (continued)
Leisure and Entertainment (continued)
Speedway Motorsports	144,937	$1,965,346
World Wrestling Entertainment Cl. A	1,119,013	17,411,842

		43,951,719

Online Commerce - 0.2%
Systemax	517,653	7,801,031

Restaurants and Lodgings - 0.3%
Bob Evans Farms	454,221	11,182,921
Brinker International	16,850	243,651
DineEquity [a,b]	61,030	1,703,957

		13,130,529

Retail Stores - 6.0%
Abercrombie & Fitch Cl. A	5,200	159,588
American Eagle Outfitters	2,297,499	26,995,613
bebe Stores	16,300	104,320
Brown Shoe	33,600	510,048
Buckle (The)	955,510	30,977,634
Cato Corporation (The) Cl. A	1,338,840	29,481,257
Christopher & Banks	77,423	479,249
Dress Barn (The) [a]	1,358,553	32,347,147
Family Dollar Stores	1,250,257	47,122,186
Finish Line (The) Cl. A	117,168	1,632,150
Foot Locker	113,392	1,431,007
Men’s Wearhouse (The)	303,139	5,565,632
Pep Boys-Manny, Moe & Jack (The)	742,500	6,578,550
RadioShack Corporation	205,873	4,016,582
Regis Corporation	5,300	82,521
Ross Stores	205,214	10,935,854
Tiffany & Co.	509,100	19,299,981
Village Super Market Cl. A	508,380	13,344,975
Weis Markets	16,696	549,466

		231,613,760

Total (Cost $271,781,393)		296,497,039

Diversified Investment Companies – 0.2%
Closed-End Funds - 0.2%
Central Fund of Canada Cl. A	585,000	8,815,950

Total (Cost $7,144,733)		8,815,950

Financial Intermediaries – 22.7%
Banking - 3.5%
Banco Latinoamericano de Exportaciones Cl. E	223,075	2,786,207
Bancorp Rhode Island [c]	261,300	6,846,060
Bank of Hawaii	432,001	20,887,248
Bank of N.T. Butterfield & Son [a]	1,839,192	2,574,869
Bank Sarasin & Cie Cl. B	82,000	3,285,284
Banque Privee Edmond de Rothschild	24	530,291
BOK Financial	491,382	23,325,904
Canadian Western Bank	783,200	17,392,183
Centrue Financial [a,b]	173,755	347,510
Credicorp	235,800	21,431,862
Farmers & Merchants Bank of Long Beach	479	1,939,950
First Citizens BancShares Cl. A	10,800	2,077,164

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
First Financial Bancorp	100,000	$1,495,000
First National Bank Alaska	3,110	5,744,170
HopFed Bancorp	124,000	1,119,720
Julius Baer Group	10,000	284,708
Kearny Financial	272,100	2,492,436
National Bankshares	3,479	84,296
Oriental Financial Group	110,100	1,393,866
Peapack-Gladstone Financial [c]	463,145	5,418,796
Sun Bancorp [a,b]	284,428	1,069,449
Trustmark Corporation	80,700	1,680,174
Vontobel Holding	55,000	1,457,424
Wilmington Trust	942,100	10,447,889

		136,112,460

Insurance - 14.6%
Alleghany Corporation [a]	103,828	30,452,752
Allied World Assurance Company Holdings	719,673	32,658,761
Alterra Capital Holdings	937,151	17,599,696
American Financial Group	345,350	9,434,962
American National Insurance	145,093	11,748,180
American Physicians Service Group	13,915	340,222
Arch Capital Group [a]	424,290	31,609,605
Argo Group International Holdings	22,300	682,157
Aspen Insurance Holdings	1,422,404	35,190,275
Assured Guaranty	276,500	3,669,155
Baldwin & Lyons Cl. B	80,197	1,684,939
Cincinnati Financial	300,000	7,761,000
CoreLogic	231,400	4,086,524
Donegal Group Cl. A	317,959	3,907,716
E-L Financial	53,588	22,904,081
EMC Insurance Group	225,421	4,943,482
Employers Holdings	73,500	1,082,655
Endurance Specialty Holdings	316,872	11,892,206
Erie Indemnity Cl. A	650,400	29,593,200
Everest Re Group	8,800	622,336
Fidelity National Financial Cl. A	969,700	12,596,403
First Mercury Financial	5,900	62,422
Flagstone Reinsurance Holdings	243,754	2,637,418
Harleysville Group	511,688	15,877,679
HCC Insurance Holdings	743,046	18,397,819
Infinity Property & Casualty	144,537	6,674,719
Leucadia National [a]	514,800	10,043,748
Markel Corporation [a]	67,900	23,086,000
Meadowbrook Insurance Group	1,177,900	10,165,277
Mercury General	211,000	8,743,840
Montpelier Re Holdings	1,300,810	19,421,093
Old Republic International	1,067,000	12,942,710
OneBeacon Insurance Group Cl. A	102,587	1,469,046
PartnerRe	566,551	39,737,887
Platinum Underwriters Holdings	317,306	11,515,035
Presidential Life	50,773	462,034
Reinsurance Group of America	711,241	32,510,826
RenaissanceRe Holdings	149,817	8,430,203
RLI	131,754	6,918,403
	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
StanCorp Financial Group	266,600	$10,807,964
State Auto Financial	269,832	4,185,094
Transatlantic Holdings	304,924	14,624,155
United Fire & Casualty	108,574	2,151,937
Validus Holdings	781,316	19,079,737
Wesco Financial	30,623	9,897,354
White Mountains Insurance Group	17,026	5,519,829

		569,822,536

Real Estate Investment Trusts - 3.0%
Annaly Capital Management	703,900	12,071,885
Colony Financial [c]	737,729	12,467,620
Cousins Properties	1,062,723	7,162,753
DCT Industrial Trust	1,121,600	5,069,632
Essex Property Trust	83,000	8,095,820
Lexington Realty Trust	1,746,246	10,494,939
MFA Financial	986,200	7,297,880
National Health Investors	159,570	6,153,019
National Retail Properties	650,000	13,936,000
PennyMac Mortgage Investment Trust [a]	50,000	795,000
PS Business Parks	168,500	9,398,930
Rayonier	529,400	23,304,188
Starhill Global REIT	400,000	157,530
Suntec Real Estate Investment Trust	400,000	375,568

		116,780,764

Securities Brokers - 0.9%
Egyptian Financial Group-Hermes
Holding	1,158,022	5,957,945
Investcorp Bank GDR [a]	40,000	190,000
Knight Capital Group Cl. A [a]	1,133,200	15,626,828
Oppenheimer Holdings Cl. A	23,367	559,640
Raymond James Financial	597,925	14,762,768

		37,097,181

Securities Exchanges - 0.6%
TMX Group	874,600	22,831,369

Other Financial Intermediaries - 0.1%
KKR Financial Holdings	288,878	2,155,030

Total (Cost $847,439,090)		884,799,340

Financial Services – 8.2%
Information and Processing - 1.9%
Computer Services	3,800	76,000
Global Payments	13,946	509,587
Interactive Data	612,900	20,458,602
SEI Investments	1,504,133	30,624,148
Total System Services	1,814,025	24,670,740

		76,339,077

Insurance Brokers - 1.5%
Brown & Brown	1,752,300	33,539,022
Gallagher (Arthur J.) & Co.	978,200	23,848,516

		57,387,538

Investment Management - 4.6%
A.F.P. Provida ADR	311,700	13,172,442
AGF Management Cl. B	815,600	10,963,540

74 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
AllianceBernstein Holding L.P.	1,395,400	$36,057,136
AP Alternative Assets L.P.	76,000	465,665
Apollo Investment	1,161,400	10,835,862
CI Financial	883,500	14,772,721
Cohen & Steers	385,630	7,997,966
Federated Investors Cl. B	1,782,963	36,925,164
GAM Holding [a]	10,000	109,013
GAMCO Investors Cl. A	278,300	10,352,760
Gladstone Capital	80,000	864,800
Janus Capital Group	497,400	4,416,912
MVC Capital	425,000	5,491,000
Schroders	90,000	1,619,705
T. Rowe Price Group	456,800	20,277,352
Teton Advisors Cl. A [a]	1,297	11,673
Waddell & Reed Financial Cl. A	253,600	5,548,768

		179,882,479

Specialty Finance - 0.2%
Credit Acceptance [a]	135,805	6,623,210
GATX Corporation	59,000	1,574,120
Portfolio Recovery Associates [a]	2,480	165,614

		8,362,944

Total (Cost $318,152,561)		321,972,038

Health – 4.1%
Commercial Services - 0.6%
Owens & Minor	811,950	23,043,141

Drugs and Biotech - 0.3%
Biovail Corporation	379,133	7,294,519
Medicis Pharmaceutical Cl. A	34,089	745,867
Pharmaceutical Product Development	126,648	3,218,126

		11,258,512

Health Services - 1.1%
Chemed Corporation	663,736	36,266,535
Computer Programs and Systems	67,050	2,743,686
Healthcare Services Group	48,188	913,163
Omnicare	92,699	2,196,966
Universal Health Services Cl. B	49,310	1,881,176

		44,001,526

Medical Products and Devices - 1.8%
Atrion Corporation	16,053	2,167,958
Hill-Rom Holdings	372,963	11,349,264
IDEXX Laboratories [a]	379,600	23,117,640
Invacare Corporation	33,557	695,972
STERIS Corporation	509,216	15,826,433
Teleflex	309,700	16,810,516
Young Innovations	22,530	634,220

		70,602,003

Personal Care - 0.3%
Alberto-Culver Company	364,100	9,863,469

Total (Cost $100,178,306)		158,768,651

	SHARES	VALUE
Industrial Products – 15.7%
Automotive - 0.3%
Gentex Corporation	595,000	$10,698,100
Spartan Motors	113,426	476,389
Superior Industries International	76,000	1,021,440

		12,195,929

Building Systems and Components - 0.9%
Apogee Enterprises	321,684	3,483,838
Bunka Shutter	52,000	148,878
LSI Industries	1,111,057	5,421,958
McGrath RentCorp	291,300	6,635,814
Preformed Line Products	204,410	5,713,259
Simpson Manufacturing	592,281	14,540,499

		35,944,246

Construction Materials - 0.4%
Ameron International	157,300	9,489,909
Ash Grove Cement	39,610	6,971,360
Louisiana-Pacific Corporation [a]	78,000	521,820

		16,983,089

Industrial Components - 1.5%
Bel Fuse Cl. A	22,350	371,010
Bel Fuse Cl. B	134,547	2,221,371
Chase Corporation [c]	773,974	8,846,523
CLARCOR	329,500	11,703,840
CTS Corporation	30,893	285,451
Donaldson Company	146,700	6,256,755
Hubbell Cl. B	376,277	14,934,434
Mueller Water Products Cl. A	3,500	12,985
PerkinElmer	702,600	14,522,742
Watts Water Technologies Cl. A	2,700	77,382

		59,232,493

Machinery - 4.5%
Alamo Group	10,864	235,749
Ampco-Pittsburgh	193,920	4,039,354
Briggs & Stratton	423,430	7,206,779
Bucyrus International	45,700	2,168,465
Cascade Corporation	143,179	5,098,604
Franklin Electric	366,900	10,574,058
FreightCar America	81,839	1,851,198
Gorman-Rupp Company	461,307	11,555,740
Lincoln Electric Holdings	371,665	18,951,198
Lindsay Corporation	214,923	6,810,910
Mueller (Paul) Company [c]	116,700	2,246,475
Nordson Corporation	365,900	20,519,672
Regal-Beloit	3,003	167,507
Roper Industries	214,500	12,003,420
Snap-on	4,294	175,668
Starrett (L.S.) Company (The) Cl. A [c]	529,400	5,045,182
Sun Hydraulics	674,265	15,818,257
Tennant Company	577,700	19,537,814
Toro Company (The)	328,275	16,124,868
Woodward Governor	609,200	15,552,876

		175,683,794

Metal Fabrication and Distribution - 1.9%
Carpenter Technology	349,088	11,460,559
Encore Wire	81,187	1,476,791

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution (continued)
Gibraltar Industries [a]	7,776	$78,538
Insteel Industries	44,833	520,959
Kennametal	142,300	3,618,689
Mueller Industries	396,962	9,765,265
Olympic Steel	71,497	1,642,286
Reliance Steel & Aluminum	616,313	22,279,715
Schnitzer Steel Industries Cl. A	252,000	9,878,400
Sims Metal Management ADR	372,275	5,271,414
Timken Company (The)	31,332	814,319
Trinity Industries	491,287	8,705,606

		75,512,541

Miscellaneous Manufacturing - 1.7%
Acuity Brands	9,068	329,894
American Railcar Industries [a]	355,245	4,291,360
Barnes Group	55,364	907,416
Brady Corporation Cl. A	456,800	11,383,456
Carlisle Companies	53,783	1,943,180
Crane Company	301,000	9,093,210
HNI Corporation	446,384	12,315,734
Raven Industries	156,201	5,265,536
Smith (A.O.) Corporation	343,400	16,548,446
Standex International	49,548	1,256,042
Tredegar Corporation	4,500	73,440
Valmont Industries	20,534	1,492,000

		64,899,714

Paper and Packaging - 1.1%
AptarGroup	99,200	3,751,744
Bemis Company	464,800	12,549,600
Greif Cl. A	237,101	13,168,590
Sealed Air	1,213	23,920
Sonoco Products	359,778	10,966,033

		40,459,887

Pumps, Valves and Bearings - 0.2%
Kaydon Corporation	200,000	6,572,000
Robbins & Myers	53,710	1,167,656

		7,739,656

Specialty Chemicals and Materials - 3.0%
Agrium	5,200	254,488
Albemarle Corporation	443,000	17,591,530
Ashland	4,300	199,606
Balchem Corporation	991,500	24,787,500
Cabot Corporation	770,700	18,581,577
H.B. Fuller Company	55,967	1,062,813
Innophos Holdings	36,010	939,141
Innospec [a]	53,474	501,586
International Flavors & Fragrances	175,000	7,423,500
Lubrizol Corporation (The)	249,500	20,037,345
Methanex Corporation	345,798	6,808,763
Minerals Technologies	1,812	86,143
NewMarket Corporation	6,026	526,190
Park Electrochemical	110,663	2,701,284
Quaker Chemical	405,000	10,971,450
Schulman (A.)	35,739	677,611
Sensient Technologies	1,900	49,267
	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Stepan Company	33,673	$2,304,243

		115,504,037

Other Industrial Products - 0.2%
MTS Systems	223,691	6,487,039

Total (Cost $475,872,591)		610,642,425

Industrial Services – 7.8%
Advertising and Publishing - 0.0%
E.W. Scripps Company Cl. A [a]	14,370	106,769
Scholastic Corporation	34,644	835,613

		942,382

Commercial Services - 4.2%
ABM Industries	704,800	14,765,560
Corporate Executive Board	236,000	6,199,720
Diamond Management & Technology Consultants	39,600	408,276
Heidrick & Struggles International	120,298	2,745,200
Hillenbrand	246,087	5,263,801
Kelly Services Cl. A [a]	595,000	8,847,650
Landauer	377,500	22,982,200
Manpower	387,452	16,730,177
MAXIMUS	444,783	25,739,592
Ritchie Bros. Auctioneers	1,567,320	28,556,571
Robert Half International	6,823	160,682
Rollins	555,750	11,498,468
Towers Watson & Company Cl. A	455,700	17,703,945
UniFirst Corporation	33,216	1,462,168
Viad Corporation	61,002	1,076,685

		164,140,695

Engineering and Construction - 0.3%
Comfort Systems USA	528,907	5,109,242
Granite Construction	227,775	5,370,934
KBR	142,313	2,894,646
M.D.C. Holdings	5,580	150,381

		13,525,203

Food, Tobacco and Agriculture - 0.6%
CF Industries Holdings	4,825	306,146
Corn Products International	31,583	956,965
Farmer Bros.	542,300	8,183,307
Seaboard Corporation	9,476	14,308,760

		23,755,178

Industrial Distribution - 0.9%
Applied Industrial Technologies	324,083	8,205,782
Doshisha Company	60,000	1,390,312
Grainger (W.W.)	183,100	18,209,295
Houston Wire & Cable	85,942	932,471
Mine Safety Appliances	219,800	5,446,644
Watsco	10,810	626,115

		34,810,619

Printing - 0.3%
Bowne & Co.	135,678	1,522,307
Ennis	528,941	7,939,405

76 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Printing (continued)
Schawk	11,400	$170,430

		9,632,142

Transportation and Logistics - 1.5%
Alexander & Baldwin	494,700	14,732,166
Arkansas Best	285,828	5,930,931
C. H. Robinson Worldwide	256,000	14,248,960
Euroseas	125,346	446,232
Expeditors International of Washington	458,400	15,819,384
Overseas Shipholding Group	7,800	288,912
TAL International Group	14,200	319,074
UTi Worldwide	492,600	6,098,388

		57,884,047

Other Industrial Services - 0.0%
US Ecology	13,300	193,781

Total (Cost $229,207,075)		304,884,047

Natural Resources – 12.1%
Energy Services - 5.4%
Boardwalk Pipeline Partners L.P.	48,000	1,443,840
CARBO Ceramics	279,100	20,148,229
Energy Transfer Equity L.P.	530,600	17,907,750
Ensign Energy Services	1,116,900	13,135,680
Exterran Partners L.P.	479,700	10,798,047
Frontier Oil [a]	40,000	538,000
Helmerich & Payne	617,984	22,568,776
Lufkin Industries	142,736	5,565,276
National Fuel Gas	70,676	3,242,615
Nicor	372,892	15,102,126
NuStar GP Holdings	369,200	11,356,592
Ormat Technologies	7,000	198,030
Patterson-UTI Energy	225,177	2,898,028
Precision Drilling [a]	823,650	5,469,036
Rowan Companies [a]	897,105	19,682,484
SEACOR Holdings [a]	351,600	24,844,056
Tidewater	789,571	30,572,189
Trican Well Service	311,700	3,990,861
World Fuel Services	27,200	705,568

		210,167,183

Oil and Gas - 4.5%
Cimarex Energy	291,690	20,879,170
Delek US Holdings	93,517	682,674
Energen Corporation	926,500	41,071,745
Enterprise GP Holdings L.P.	285,900	13,560,237
Hugoton Royalty Trust	250,600	4,756,388
Linn Energy	4,600	122,130
Magellan Midstream Partners L.P.	423,701	19,808,022
Penn Virginia	633,760	12,744,913
Penn Virginia GP Holdings L.P.	525,000	9,565,500
Pioneer Southwest Energy Partners L.P.	712,421	17,632,420
Plains All American Pipeline L.P.	281,530	16,525,811
San Juan Basin Royalty Trust	26,590	649,062
SM Energy	45,742	1,836,999
Sunoco Logistics Partners L.P.	231,000	16,632,000
Tesoro Corporation [a]	27,500	320,925
	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
W&T Offshore	86,947	$822,519

		177,610,515

Precious Metals and Mining - 1.8%
Agnico-Eagle Mines	231,100	14,046,258
Alliance Holdings GP L.P.	528,500	18,582,060
Alliance Resource Partners L.P.	278,000	12,501,660
Gold Fields ADR	434,700	5,811,939
IAMGOLD Corporation	101,000	1,785,680
Lihir Gold ADR	111,000	3,994,890
Major Drilling Group International	260,000	5,297,449
Natural Resource Partners L.P.	325,200	7,687,728

		69,707,664

Real Estate - 0.4%
AMREP Corporation [a]	23,992	301,819
Deltic Timber	172,000	7,189,600
W.P. Carey & Co.	281,231	7,773,225

		15,264,644

Total (Cost $393,094,034)		472,750,006

Technology – 5.1%
Aerospace and Defense - 0.8%
American Science & Engineering	20,784	1,583,949
Cubic Corporation	263,627	9,590,750
HEICO Corporation	238,000	8,548,960
HEICO Corporation Cl. A	250,198	6,742,836
Kaman Corporation	1,700	37,604
Triumph Group	91,388	6,089,182

		32,593,281

Components and Systems - 1.1%
Analogic Corporation	141,400	6,435,114
AVX Corporation	1,030,346	13,209,036
Diebold	20,700	564,075
Methode Electronics	1,247,931	12,154,848
Nam Tai Electronics [a]	1,995,816	8,222,762
OPTEX Company	30,000	310,977
Sato Corporation	30,000	359,384

		41,256,196

Internet Software and Services - 0.5%
EarthLink	2,270,725	18,074,971
United Online	526,151	3,030,630

		21,105,601

IT Services - 1.4%
Black Box	447,622	12,484,177
iGATE Corporation	24,763	317,462
Jack Henry & Associates	655,300	15,648,564
ManTech International Cl. A [a]	621,382	26,452,232

		54,902,435

Semiconductors and Equipment - 0.2%
Cognex Corporation	418,300	7,353,714
Maxim Integrated Products	36,000	602,280

		7,955,994

Software - 0.2%
Fair Isaac	327,790	7,142,544

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 77

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Technology (continued)
Telecommunications - 0.9%
ADTRAN	283,400	$7,728,318
Atlantic Tele-Network	297,303	12,278,614
Comtech Telecommunications [a]	232,928	6,971,535
Plantronics	13,644	390,219
SureWest Communications [a,b]	271,400	1,720,676
USA Mobility	383,758	4,958,153

		34,047,515

Total (Cost $213,647,280)		199,003,566

Utilities – 2.2%
ALLETE	305,177	10,449,261
Aqua America	819,766	14,493,463
Consolidated Water	117,522	1,337,400
ITC Holdings	250,000	13,227,500
Otter Tail	15,000	289,950
Piedmont Natural Gas	474,500	12,004,850
PNM Resources	638,900	7,142,902
SJW	400,400	9,385,376
Southern Union	22,576	493,511
UGI Corporation	660,076	16,792,333

Total (Cost $83,530,115)		85,616,546

Miscellaneous[d] – 1.0%
Total (Cost $41,485,301)		38,361,171

TOTAL COMMON STOCKS
(Cost $3,268,636,132)		3,673,271,802

PREFERRED STOCKS – 0.5%
†Bank of N.T. Butterfield & Son 0% Conv. [e]	77,665	80,875
MF Global Holdings 9.75% Conv.	50,000	5,006,250
Reinsurance Group of America 5.75% Conv.	89,000	5,206,500
Urstadt Biddle Properties 7.50% Ser. D	30,420	714,870
Vornado Realty Trust 6.75% Ser. F	120,000	2,611,200
Vornado Realty Trust 6.625% Ser. G	280,000	5,969,600

TOTAL PREFERRED STOCKS
(Cost $19,670,403)		19,589,295

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.5%
Charming Shoppes 1.125% Conv. Senior Note due 5/1/14	$20,000,000	15,200,000
Encore Capital Group 3.375% Conv. Senior Note due 9/19/10	1,000,000	1,036,250
Leucadia National 3.75% Conv. Senior Note due 4/15/14	3,000,000	3,142,500
	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS (continued)
Mueller Industries 6.00% Sub. Deb. due 11/1/14	$1,088,000	$1,066,240

TOTAL CORPORATE BONDS
(Cost $19,751,825)		20,444,990

REPURCHASE AGREEMENT – 4.9%

State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $191,834,027 (collateralized by obligations of various U.S. Government Agencies, 1.75% due 11/15/11, valued at $200,900,600)

(Cost $191,834,000)		191,834,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0409%)
(Cost $2,565,008)		2,565,008

TOTAL INVESTMENTS – 100.2%
(Cost $3,502,457,368)		3,907,705,095

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(8,477,753)

NET ASSETS – 100.0%		$3,899,227,342

78 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 99.9%

Consumer Products – 5.5%
Apparel, Shoes and Accessories - 1.7%
Bulgari	58,000	$415,889
Daphne International Holdings	341,200	346,193
Hengdeli Holdings	414,500	178,994
Luk Fook Holdings (International)	591,600	742,479
Marimekko	25,300	348,290
Movado Group [a]	16,301	174,095
Stella International Holdings	387,500	745,450
True Religion Apparel [a]	17,600	388,432
Warnaco Group (The) [a]	5,000	180,700

		3,520,522

Food/Beverage/Tobacco - 1.4%
Cal-Maine Foods	32,000	1,021,760
Sanderson Farms	28,500	1,446,090
Thai Beverage	1,811,500	360,862

		2,828,712

Health, Beauty and Nutrition - 0.5%
NBTY [a]	11,000	374,110
NutriSystem	29,900	685,906

		1,060,016

Home Furnishing and Appliances - 1.4%
Ethan Allen Interiors	62,100	868,779
Hunter Douglas	19,000	690,722
Mohawk Industries [a]	29,400	1,345,344

		2,904,845

Sports and Recreation - 0.5%
Thor Industries	47,000	1,116,250

Other Consumer Products - 0.0%
CSS Industries	5,557	91,690

Total (Cost $10,046,193)		11,522,035

Consumer Services – 1.0%
Leisure and Entertainment - 0.2%
DreamWorks Animation SKG Cl. A [a]	13,000	371,150

Retail Stores - 0.8%
American Eagle Outfitters	24,700	290,225
DSW Cl. A [a]	1,700	38,182
GameStop Corporation Cl. A [a]	30,700	576,853
Lewis Group	67,000	512,846
Rent-A-Center [a]	15,200	307,952

		1,726,058

Total (Cost $2,005,787)		2,097,208

Financial Intermediaries – 9.2%
Banking - 1.9%
Bank Sarasin & Cie Cl. B	12,342	494,475
Banque Privee Edmond de Rothschild	26	574,482
Julius Baer Group	40,000	1,138,833
†Marshall & Ilsley	135,000	969,300
†Popular [a]	300,000	804,000

		3,981,090

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance - 1.4%
Berkley (W.R.)	66,200	$1,751,652
E-L Financial	2,000	854,821
Fidelity National Financial Cl. A	14,200	184,458
Greenlight Capital Re Cl. A [a]	7,400	186,406

		2,977,337

Real Estate Investment Trusts - 0.6%
Cousins Properties	190,666	1,285,089

Securities Brokers - 3.0%
Cowen Group Cl. A [a]	349,594	1,433,335
Egyptian Financial Group-Hermes Holding	194,000	998,117
FBR Capital Markets [a]	265,000	882,450
Lazard Cl. A	58,200	1,554,522
Mirae Asset Securities	6,300	276,024
Stifel Financial [a]	25,800	1,119,462

		6,263,910

Securities Exchanges - 1.8%
NASDAQ OMX Group (The) [a]	62,500	1,111,250
TMX Group	98,100	2,560,893

		3,672,143

Other Financial Intermediaries - 0.5%
†KKR & Company (Guernsey) L.P.	119,700	1,116,936

Total (Cost $23,003,357)		19,296,505

Financial Services – 11.6%
Information and Processing - 2.0%
Morningstar [a]	40,628	1,727,502
SEI Investments	123,400	2,512,424

		4,239,926

Investment Management - 8.5%
Affiliated Managers Group [a]	9,450	574,277
AllianceBernstein Holding L.P.	43,500	1,124,040
Artio Global Investors Cl. A	100,809	1,586,734
Ashmore Group	371,000	1,334,822
Cohen & Steers	57,000	1,182,180
Evercore Partners Cl. A	13,000	303,550
Federated Investors Cl. B	86,100	1,783,131
Invesco	50,500	849,915
†Jupiter Fund Management [a]	932,900	2,522,862
Partners Group Holding	7,200	868,806
Reinet Investments [a]	30,000	421,188
Sprott	164,300	552,528
T. Rowe Price Group	20,700	918,873
Trust Company	34,000	157,344
Value Partners Group	1,909,700	1,202,627
VZ Holding	5,800	468,798
Waddell & Reed Financial Cl. A	23,000	503,240
Westwood Holdings Group	38,297	1,346,140

		17,701,055

Specialty Finance - 0.8%
Cash America International	9,500	325,565
EZCORP Cl. A [a]	19,600	363,580
First Cash Financial Services [a]	24,400	531,920
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 79

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Financial Services (continued)
Specialty Finance (continued)
World Acceptance [a,b]	15,000	$574,650

		1,795,715

Other Financial Services - 0.3%
Kennedy-Wilson Holdings [a]	59,688	602,849

Total (Cost $23,447,515)		24,339,545

Health – 5.8%
Commercial Services - 0.3%
†PAREXEL International [a]	30,000	650,400

Drugs and Biotech - 1.4%
Endo Pharmaceuticals Holdings [a]	25,900	565,138
†Green Cross	7,700	878,028
†Hikma Pharmaceuticals	72,000	763,344
Pharmaceutical Product Development	25,400	645,414

		2,851,924

Health Services - 1.9%
Advisory Board (The) [a]	29,000	1,245,840
†EPS Company	300	754,333
ICON ADR [a]	44,100	1,274,049
Res-Care [a]	72,210	697,549

		3,971,771

Medical Products and Devices - 2.2%
Atrion Corporation	4,900	661,745
Carl Zeiss Meditec	57,000	779,530
Exactech [a]	57,000	973,560
Fielmann	4,700	355,459
Pall Corporation	13,000	446,810
Techne Corporation	12,100	695,145
Waters Corporation [a]	10,000	647,000

		4,559,249

Total (Cost $10,783,396)		12,033,344

Industrial Products – 18.0%
Automotive - 1.1%
Gentex Corporation	40,000	719,200
Minth Group	257,900	305,104
Nokian Renkaat	28,000	685,735
Norstar Founders Group [a,e]	533,500	25,007
SORL Auto Parts [a,b]	63,600	529,152

		2,264,198

Building Systems and Components - 2.2%
AAON	54,900	1,279,719
Armstrong World Industries [a]	26,800	808,824
Drew Industries [a]	43,900	886,780
Simpson Manufacturing	63,000	1,546,650

		4,521,973

Industrial Components - 1.5%
Amphenol Corporation Cl. A	21,900	860,232
GrafTech International [a]	118,200	1,728,084
PerkinElmer	27,900	576,693

		3,165,009

Machinery - 4.5%
Astec Industries [a]	26,700	740,391
	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Burckhardt Compression Holding	5,000	$881,138
†Duoyuan Printing [a,b]	39,325	303,589
Franklin Electric	17,500	504,350
Hollysys Automation Technologies [a,b]	23,425	211,059
IPG Photonics [a]	46,000	700,580
Jinpan International	59,198	897,442
Lincoln Electric Holdings	31,000	1,580,690
Rofin-Sinar Technologies [a]	44,500	926,490
Spirax-Sarco Engineering	48,000	971,619
Tennant Company	52,700	1,782,314

		9,499,662

Metal Fabrication and Distribution - 4.2%
Allegheny Technologies	21,000	927,990
China Metal Recycling Holdings	417,600	380,824
Commercial Metals	27,400	362,228
Foster (L.B.) Company Cl. A [a]	52,600	1,363,392
Fushi Copperweld [a]	20,146	164,794
Kennametal	60,100	1,528,343
Nucor Corporation	47,800	1,829,784
Schnitzer Steel Industries Cl. A	7,700	301,840
Sims Metal Management ADR	68,400	968,544
†Worthington Industries	75,000	964,500

		8,792,239

Miscellaneous Manufacturing - 1.5%
China Automation Group	273,700	177,551
Raven Industries	60,200	2,029,342
†Valmont Industries	14,200	1,031,772

		3,238,665

Paper and Packaging - 1.2%
Greif Cl. A	43,300	2,404,882

Pumps, Valves and Bearings - 1.2%
Gardner Denver	21,100	940,849
Kaydon Corporation	46,000	1,511,560

		2,452,409

Specialty Chemicals and Materials - 0.1%
†Gulf Resources [a,b]	9,750	83,753
OM Group [a]	5,100	121,686

		205,439

Other Industrial Products - 0.5%
†Harbin Electric [a,b]	23,900	397,935
MTS Systems	23,400	678,600

		1,076,535

Total (Cost $33,626,411)		37,621,011

Industrial Services – 15.7%
Advertising and Publishing - 0.2%
ValueClick [a]	40,400	431,876

Commercial Services - 8.0%
Brink’s Company (The)	60,000	1,141,800
Copart [a]	32,900	1,178,149
Forrester Research [a]	14,200	429,692
Gartner [a]	42,600	990,450
Global Sources [a]	11,780	92,355

80 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Grupo Aeroportuario del Centro Norte ADR	67,000	$847,550
Grupo Aeroportuario del Pacifico ADR	29,000	842,450
Heritage-Crystal Clean [a]	126,164	1,015,620
Hewitt Associates Cl. A [a]	47,900	1,650,634
Manpower	36,800	1,589,024
MAXIMUS	19,500	1,128,465
Michael Page International	120,000	662,372
†Pico Far East Holdings	3,894,000	709,043
Ritchie Bros. Auctioneers	91,400	1,665,308
Sotheby’s	34,000	777,580
Team [a]	39,410	514,301
Universal Technical Institute [a]	14,000	330,960
Verisk Analytics Cl. A [a]	39,000	1,166,100

		16,731,853

Engineering and Construction - 3.6%
Cavco Industries [a]	18,400	647,312
EMCOR Group [a]	89,000	2,062,130
Fluor Corporation	28,900	1,228,250
Integrated Electrical Services [a]	145,300	507,097
KBR	65,500	1,332,270
NVR [a]	1,600	1,048,048
†Raubex Group	277,000	681,753

		7,506,860

Food, Tobacco and Agriculture - 1.4%
China Green (Holdings)	613,800	615,388
†Darling International [a]	125,000	938,750
Hanfeng Evergreen [a]	65,800	359,117
Intrepid Potash [a]	32,900	643,853
Zhongpin [a,b]	31,600	371,616

		2,928,724

Transportation and Logistics - 2.5%
Forward Air	47,800	1,302,550
Landstar System	40,800	1,590,792
Patriot Transportation Holding [a]	16,504	1,335,339
Universal Truckload Services [a]	46,600	649,138
UTi Worldwide	23,000	284,740

		5,162,559

Total (Cost $33,320,877)		32,761,872

Natural Resources – 15.8%
Energy Services - 5.9%
CE Franklin [a]	85,600	550,408
†ENSCO ADR	36,200	1,421,936
Ensign Energy Services	24,800	291,669
Helmerich & Payne	39,900	1,457,148
Lamprell	350,000	1,113,844
Lufkin Industries	34,400	1,341,256
Oil States International [a]	52,700	2,085,866
Pason Systems	72,700	772,380
Patterson-UTI Energy	33,800	435,006
Rowan Companies [a]	20,100	440,994
SEACOR Holdings [a]	8,000	565,280
Trican Well Service	96,800	1,239,382
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Unit Corporation [a]	6,700	$271,953
Willbros Group [a]	42,400	313,760

		12,300,882

Oil and Gas - 0.6%
Cimarex Energy	8,400	601,272
Gran Tierra Energy [a]	66,600	330,336
SM Energy	6,300	253,008

		1,184,616

Precious Metals and Mining - 8.6%
†African Barrick Gold [a]	109,200	1,027,468
Agnico-Eagle Mines	27,500	1,671,450
†Compass Minerals International	20,900	1,468,852
Fresnillo	132,700	1,917,140
†Gold Fields ADR	127,000	1,697,990
†Hochschild Mining	389,300	1,767,949
Major Drilling Group International	60,000	1,222,488
Pan American Silver	96,500	2,439,520
Randgold Resources ADR	11,900	1,127,525
†Red Back Mining [a]	47,500	1,200,719
Seabridge Gold [a]	71,500	2,212,925
Terra Nova Royalty [a]	36,400	303,212

		18,057,238

Other Natural Resources - 0.7%
China Forestry Holdings	2,409,500	864,339
Magma Energy [a]	450,000	562,210

		1,426,549

Total (Cost $28,165,608)		32,969,285

Technology – 12.3%
Aerospace and Defense - 0.4%
HEICO Corporation	24,475	879,142

Components and Systems - 2.5%
AAC Acoustic Technologies Holdings	241,800	344,216
Benchmark Electronics [a]	20,000	317,000
Dionex Corporation [a]	25,000	1,861,500
†Fabrinet [a]	117,600	1,258,320
Technitrol	205,000	647,800
Teradata Corporation [a]	10,000	304,800
Western Digital [a]	17,000	512,720

		5,246,356

Distribution - 0.2%
Cogo Group [a]	84,760	528,902

IT Services - 2.1%
Sapient Corporation	119,800	1,214,772
SRA International Cl. A [a]	129,100	2,539,397
Syntel	18,800	638,260

		4,392,429

Semiconductors and Equipment - 2.7%
Advanced Energy Industries [a]	53,000	651,370
Analog Devices	49,000	1,365,140
Chroma ATE	367,608	704,590
Cognex Corporation	50,000	879,000
Diodes [a]	48,300	766,521

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 81

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
International Rectifier [a]	33,000	$614,130
Molex Cl. A	30,500	471,225
Varian Semiconductor Equipment Associates [a]	4,400	126,104

		5,578,080

Software - 3.4%
Actuate Corporation [a]	65,500	291,475
American Software Cl. A	78,430	362,347
ANSYS [a]	31,400	1,273,898
Blackboard [a,b]	34,700	1,295,351
†Convio [a,b]	135,000	990,900
National Instruments	61,700	1,960,826
Pegasystems	28,050	900,685

		7,075,482

Telecommunications - 1.0%
ADTRAN	32,400	883,548
Comtech Telecommunications [a]	11,700	350,181
Tekelec [a]	63,300	838,092

		2,071,821

Total (Cost $23,512,035)		25,772,212

Miscellaneous[d] – 5.0%
Total (Cost $11,676,969)		10,443,920

TOTAL COMMON STOCKS
(Cost $199,588,148)		208,856,937

REPURCHASE AGREEMENT – 0.3%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $735,000 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $755,625)
(Cost $735,000)		735,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0409%)
(Cost $3,341,743)		3,341,743

TOTAL INVESTMENTS – 101.8%
(Cost $203,664,891)		212,933,680

LIABILITIES LESS CASH AND OTHER ASSETS – (1.8)%		(3,789,625)

NET ASSETS – 100.0%		$209,144,055

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 94.5%

Consumer Products – 3.5%
Apparel, Shoes and Accessories - 2.0%
Bernard Chaus [a]	1,006,258	$135,845
Frederick’s of Hollywood Group [a,b]	703,472	527,604
Hanesbrands [a]	390,600	9,397,836
†Joe’s Jeans [a,b]	1,037,400	2,054,052
Jones Apparel Group	616,271	9,767,895
Liz Claiborne [a,b]	1,556,619	6,568,932
Quiksilver [a]	1,334,800	4,938,760

		33,390,924

Food/Beverage/Tobacco - 0.1%
Smart Balance [a]	461,200	1,886,308

Home Furnishing and Appliances - 1.1%
American Woodmark	258,400	4,418,640
Furniture Brands International [a]	1,549,801	8,089,961
La-Z-Boy [a]	905,800	6,730,094

		19,238,695

Sports and Recreation - 0.3%
Steinway Musical Instruments [a]	311,700	5,545,143

Total (Cost $83,185,197)		60,061,070

Consumer Services – 11.0%
Direct Marketing - 0.1%
Gaiam Cl. A	246,177	1,494,294

Leisure and Entertainment - 1.2%
†AOL [a]	444,700	9,245,313
Cinemark Holdings	70,800	931,020
Orient-Express Hotels Cl. A [a]	875,000	6,475,000
†Six Flags Entertainment [a,b]	110,945	3,731,080

		20,382,413

Media and Broadcasting - 0.2%
Ballantyne Strong [a,b]	360,550	2,610,382

Online Commerce - 0.2%
Autobytel [a]	928,186	1,058,132
1-800-FLOWERS.COM Cl. A [a]	1,516,027	3,123,016

		4,181,148

Restaurants and Lodgings - 2.1%
California Pizza Kitchen [a]	480,785	7,283,893
Einstein Noah Restaurant Group [a]	481,231	5,192,482
Jamba [a,b]	2,471,067	5,263,373
Krispy Kreme Doughnuts [a,b]	2,027,100	6,831,327
Red Robin Gourmet Burgers [a]	356,676	6,120,560
Ruby Tuesday [a]	645,900	5,490,150

		36,181,785

Retail Stores - 7.2%
bebe Stores	925,550	5,923,520
Brown Shoe	671,744	10,197,074
Coldwater Creek [a,b]	660,700	2,219,952
Collective Brands [a]	605,700	9,570,060
Conn’s [a,b]	549,133	3,228,902
Cost Plus [a,c]	1,377,038	4,916,026
dELiA*s [a,b,c]	2,016,784	2,964,672
Dillard’s Cl. A	553,100	11,891,650

82 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Consumer Services (continued)
Retail Stores (continued)
Dress Barn (The) [a]	72,579	$1,728,106
Genesco [a]	116,300	3,059,853
Group 1 Automotive [a,b]	140,390	3,303,377
Lithia Motors Cl. A	1,035,750	6,400,935
MarineMax [a,b]	1,028,900	7,140,566
Pacific Sunwear of California [a]	544,000	1,740,800
Penske Automotive Group [a]	635,456	7,218,780
Pier 1 Imports [a]	625,000	4,006,250
Rent-A-Center [a]	214,100	4,337,666
REX American Resources [a,c]	523,800	8,380,800
Saks [a]	1,211,950	9,198,701
Talbots (The) [a,b]	448,000	4,618,880
West Marine [a]	922,282	10,034,428
Wet Seal (The) Cl. A [a]	508,900	1,857,485

		123,938,483

Total (Cost $198,446,510)		188,788,505

Financial Intermediaries – 8.1%
Banking - 3.6%
Berkshire Hills Bancorp	196,300	3,823,924
Boston Private Financial Holdings	1,081,430	6,953,595
Cascade Financial [a,b]	200,827	95,393
First Financial Holdings	186,700	2,137,715
Guaranty Bancorp [a,b]	777,301	823,939
Marshall & Ilsley	644,850	4,630,023
Middleburg Financial	140,100	1,948,791
Old National Bancorp	347,500	3,600,100
Pacific Mercantile Bancorp [a]	153,433	533,947
SPDR KBW Regional Banking ETF	270,100	6,236,609
Sterling Bancorp	531,900	4,787,100
Superior Bancorp [a,b]	192,700	371,911
SVB Financial Group [a]	191,500	7,895,545
Texas Capital Bancshares [a]	273,500	4,485,400
Umpqua Holdings	459,500	5,275,060
Valley National Bancorp	231,380	3,151,395
Washington Federal	362,700	5,868,486

		62,618,933

Insurance - 3.1%
Argo Group International Holdings	265,700	8,127,763
Fidelity National Financial Cl. A	524,700	6,815,853
MBIA [a,b]	829,500	4,653,495
Meadowbrook Insurance Group	698,900	6,031,507
Navigators Group [a]	228,900	9,414,657
NYMAGIC	145,500	2,806,695
Radian Group	119,800	867,352
Tower Group	366,800	7,897,204
Unitrin	244,100	6,248,960

		52,863,486

Real Estate Investment Trusts - 0.1%
RAIT Financial Trust [a]	1,124,700	2,103,189

Securities Brokers - 1.3%
Penson Worldwide [a,b]	566,030	3,192,409
Piper Jaffray [a]	284,000	9,150,480
	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers (continued)
†Stifel Financial [a]	222,600	$9,658,614

		22,001,503

Total (Cost $158,000,756)		139,587,111

Financial Services – 0.6%
Investment Management - 0.4%
Evercore Partners Cl. A	241,600	5,641,360
Harris & Harris Group [a]	495,902	2,028,239

		7,669,599

Other Financial Services - 0.2%
Hilltop Holdings [a]	292,900	2,931,929

Total (Cost $10,228,934)		10,601,528

Health – 2.6%
Commercial Services - 0.5%
Kendle International [a]	402,146	4,632,722
PAREXEL International [a]	186,862	4,051,168

		8,683,890

Drugs and Biotech - 0.3%
Cambrex Corporation [a,c]	1,523,151	4,797,926

Health Services - 1.1%
Albany Molecular Research [a]	631,719	3,265,987
Brookdale Senior Living [a]	253,900	3,808,500
Kindred Healthcare [a]	306,800	3,939,312
PharMerica Corporation [a]	514,280	7,539,345

		18,553,144

Medical Products and Devices - 0.4%
AngioDynamics [a]	371,369	5,477,693
Del Global Technologies [a]	753,148	677,833
Digirad Corporation [a]	540,601	1,129,856

		7,285,382

Personal Care - 0.3%
Elizabeth Arden [a]	313,440	4,551,149

Total (Cost $53,227,899)		43,871,491

Industrial Products – 22.3%
Automotive - 1.4%
ArvinMeritor [a]	783,405	10,262,605
Cooper Tire & Rubber	344,668	6,721,026
Dana Holding Corporation [a]	772,236	7,722,360

		24,705,991

Building Systems and Components - 0.7%
Apogee Enterprises	338,260	3,663,356
NCI Building Systems [a,b]	584,120	4,889,084
PGT [a,b]	1,112,009	2,857,863

		11,410,303

Construction Materials - 1.2%
Louisiana-Pacific Corporation [a]	1,106,400	7,401,816
Texas Industries	120,300	3,553,662
Trex Company [a]	464,340	9,328,591

		20,284,069

Industrial Components - 1.5%
CTS Corporation	627,564	5,798,691

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 83

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Industrial Components (continued)
Gerber Scientific [a,b,c]	1,283,500	$6,866,725
GrafTech International [a]	399,660	5,843,029
Magnetek [a,b]	1,243,418	1,143,945
Mueller Water Products Cl. A	241,975	897,727
Planar Systems [a,c]	1,386,933	2,371,655
Zygo Corporation [a]	424,907	3,445,996

		26,367,768

Machinery - 1.4%
Astec Industries [a]	92,733	2,571,486
Chart Industries [a]	113,000	1,760,540
Federal Signal	512,597	3,096,086
Flow International [a]	1,813,172	4,279,086
Hardinge	194,740	1,659,185
Hurco Companies [a]	205,795	3,056,056
Thermadyne Holdings [a,b,c]	692,271	7,483,449

		23,905,888

Metal Fabrication and Distribution - 5.1%
Carpenter Technology	369,881	12,143,193
Haynes International	408,354	12,589,554
Insteel Industries	451,100	5,241,782
†Kaiser Aluminum	324,735	11,258,563
Ladish Company [a]	433,374	9,846,257
NN [a]	782,250	3,911,250
Northwest Pipe [a]	324,220	6,160,180
RTI International Metals [a]	206,000	4,966,660
Timken Company (The)	438,000	11,383,620
Trinity Industries	512,350	9,078,842

		86,579,901

Miscellaneous Manufacturing - 0.9%
Barnes Group	471,800	7,732,802
Crane Company	82,600	2,495,346
Flanders Corporation [a]	483,065	1,502,332
Griffon Corporation [a]	374,427	4,141,163
†Spire Corporation [a,b]	70,232	244,407

		16,116,050

Paper and Packaging - 1.5%
Albany International Cl. A	551,000	8,920,690
Boise [a]	817,800	4,489,722
GCB Jefferson Smurfit (Warrants)[a,e]	3,677,000	71,528
Graphic Packaging Holding Company [a]	1,326,200	4,177,530
Stone & Webster (Warrants)[a,e]	2,206,000	42,941
Temple-Inland	363,600	7,515,612

		25,218,023

Pumps, Valves and Bearings - 1.0%
CIRCOR International	233,977	5,985,132
Gardner Denver	81,400	3,629,626
Robbins & Myers	324,700	7,058,978

		16,673,736

Specialty Chemicals and Materials - 6.7%
Aceto Corporation	839,779	4,811,934
Cytec Industries	171,613	6,862,804
Ferro Corporation [a]	1,508,300	11,116,171
H.B. Fuller Company	524,500	9,960,255
	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Lydall [a,b,c]	874,600	$6,681,944
Material Sciences [a,c]	982,950	2,958,679
Minerals Technologies	108,000	5,134,320
OM Group [a]	273,980	6,537,163
Park Electrochemical	459,242	11,210,097
PolyOne Corporation [a]	1,022,450	8,609,029
Quaker Chemical	345,300	9,354,177
Rockwood Holdings [a]	260,274	5,905,617
Solutia [a]	813,600	10,658,160
Spartech Corporation [a]	1,001,161	10,261,900
†Zoltek Companies [a,b]	575,300	4,872,791

		114,935,041

Textiles - 0.9%
Dixie Group [a,c]	732,944	2,697,234
Interface Cl. A	536,700	5,764,158
Unifi [a]	1,995,318	7,622,115

		16,083,507

Total (Cost $361,056,023)		382,280,277

Industrial Services – 8.3%
Advertising and Publishing - 2.5%
Harris Interactive [a]	2,093,719	2,219,342
Martha Stewart Living Omnimedia Cl. A [a]	1,324,950	6,518,754
McClatchy Company (The) Cl. A [a]	1,134,900	4,131,036
Media General Cl. A [a]	940,700	9,181,232
New York Times Cl. A [a,b]	525,800	4,548,170
Scholastic Corporation	360,500	8,695,260
ValueClick [a]	712,391	7,615,460

		42,909,254

Commercial Services - 2.1%
Central Garden & Pet [a]	503,446	4,787,771
Cinedigm Digital Cinema Cl. A [a,b]	969,600	1,260,480
Furmanite Corporation [a,b]	1,197,899	4,755,659
Hudson Highland Group [a]	543,678	2,392,183
Rentrak Corporation [a]	259,100	6,303,903
TRC Companies [a,c]	1,756,647	5,428,039
United Rentals [a]	876,840	8,172,149
Volt Information Sciences [a]	392,179	3,294,304

		36,394,488

Engineering and Construction - 1.5%
Comstock Homebuilding Cl. A [a,c]	1,214,265	1,699,971
Hovnanian Enterprises Cl. A [a,b]	1,174,832	4,323,382
iShares Dow Jones US Home Construction Index Fund	308,400	3,460,248
M.D.C. Holdings	286,200	7,713,090
Toll Brothers [a]	532,984	8,719,618

		25,916,309

Transportation and Logistics - 2.2%
AirTran Holdings [a]	1,226,100	5,946,585
Atlas Air Worldwide Holdings [a]	245,100	11,642,250
Horizon Lines Cl. A	865,256	3,660,033
JetBlue Airways [a]	872,200	4,788,378

84 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
Overseas Shipholding Group	298,800	$11,067,552

		37,104,798

Total (Cost $174,491,077)		142,324,849

Natural Resources – 4.3%
Energy Services - 1.4%
Allis-Chalmers Energy [a]	1,121,442	2,310,171
Matrix Service [a]	599,400	5,580,414
Newpark Resources [a]	1,260,400	7,625,420
Rowan Companies [a]	196,500	4,311,210
StealthGas [a]	851,434	3,933,625

		23,760,840

Oil and Gas - 1.9%
Goodrich Petroleum [a,b]	506,900	6,082,800
†McMoRan Exploration [a,b]	222,800	2,475,308
SM Energy	168,500	6,766,960
Stone Energy [a]	293,900	3,279,924
Swift Energy [a]	183,000	4,924,530
†Tesoro Corporation [a]	806,500	9,411,855

		32,941,377

Precious Metals and Mining - 1.0%
Century Aluminum [a]	1,047,200	9,246,776
James River Coal [a,b]	497,700	7,923,384

		17,170,160

Total (Cost $80,804,893)		73,872,377

Technology – 28.9%
Aerospace and Defense - 2.4%
GenCorp [a]	659,642	2,889,232
Hexcel Corporation [a]	703,747	10,915,116
Kaman Corporation	493,480	10,915,777
Mercury Computer Systems [a]	736,500	8,639,145
Moog Cl. A [a]	253,100	8,157,413

		41,516,683

Components and Systems - 5.2%
Analogic Corporation	183,750	8,362,463
Benchmark Electronics [a]	528,150	8,371,178
Cray [a]	1,273,181	7,104,350
Data I/O Corporation [a]	141,200	715,884
Dot Hill Systems [a]	2,231,732	2,655,761
Evans & Sutherland Computer [a,c]	766,730	330,461
Hypercom Corporation [a,b]	1,515,216	7,030,602
Identive Group [a,b]	987,805	1,580,488
Intermec [a]	873,550	8,953,887
Interphase Corporation [a,c]	401,800	622,790
Keithley Instruments	218,800	1,932,004
KEMET Corporation [a]	1,287,064	3,011,730
Maxwell Technologies [a]	366,811	4,181,645
Methode Electronics	405,802	3,952,511
Network Engines [a,b]	851,346	2,307,148
Newport Corporation [a]	884,187	8,010,734
Perceptron [a]	382,813	1,684,377
SigmaTron International [a,c]	329,572	1,746,732
	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
SMART Modular Technologies (WWH) [a]	514,400	$3,009,240
†Viasystems Group [a,b]	330,472	4,881,071
Vishay Intertechnology [a]	1,246,723	8,602,389

		89,047,445

Distribution - 0.6%
Ingram Micro Cl. A [a]	672,400	10,213,756

Internet Software and Services - 1.6%
EarthLink	1,044,500	8,314,220
InfoSpace [a]	1,115,321	8,387,214
S1 Corporation [a]	734,638	4,415,174
Support.com [a]	1,159,085	4,821,794
WebMediaBrands [a]	1,317,982	1,186,184

		27,124,586

Semiconductors and Equipment - 11.5%
Actel Corporation [a]	719,763	9,227,362
Advanced Energy Industries [a]	798,556	9,814,253
ANADIGICS [a]	1,345,730	5,867,383
AXT [a,b]	1,375,490	6,203,460
Brooks Automation [a]	1,147,600	8,870,948
BTU International [a,c]	627,455	3,645,514
Cascade Microtech [a]	345,476	1,544,278
Cirrus Logic [a]	168,866	2,669,772
Cohu	548,900	6,658,157
Fairchild Semiconductor International [a]	699,500	5,882,795
FEI Company [a]	424,900	8,374,779
Ikanos Communications [a,b]	1,268,821	2,042,802
International Rectifier [a]	286,702	5,335,524
Intevac [a]	567,794	6,058,362
Kulicke & Soffa Industries [a]	1,175,800	8,254,116
LeCroy Corporation [a,c]	886,536	4,246,507
LTX-Credence Corporation [a,b]	1,556,283	4,404,281
MEMC Electronic Materials [a]	871,000	8,605,480
Mentor Graphics [a]	1,088,600	9,634,110
Microsemi Corporation [a]	287,000	4,198,810
Nanometrics [a]	722,236	7,287,361
Novellus Systems [a]	322,701	8,183,697
Pericom Semiconductor [a]	964,217	9,256,483
PLX Technology [a]	1,238,112	5,187,689
Rudolph Technologies [a]	334,211	2,523,293
Sanmina-SCI Corporation [a,b]	674,400	9,178,584
Standard Microsystems [a]	321,600	7,486,848
SunPower Corporation Cl. B [a]	726,368	7,844,774
TriQuint Semiconductor [a]	877,372	5,360,743
TTM Technologies [a]	583,500	5,543,250
Ultra Clean Holdings [a,b]	252,800	2,153,856
Varian Semiconductor Equipment Associates [a]	105,800	3,032,228
Zoran Corporation [a]	347,339	3,313,614

		197,891,113

Software - 1.9%
Aspen Technology [a,b]	558,835	6,085,713
Avid Technology [a]	558,128	7,104,970
Bottomline Technologies [a]	862,898	11,243,561
Concurrent Computer [a]	407,787	1,883,976
Epicor Software [a]	461,985	3,691,260

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 85

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Technology (continued)
Software (continued)
NetScout Systems [a]	215,800	$3,068,676

		33,078,156

Telecommunications - 5.7%
ADC Telecommunications [a]	951,345	7,049,466
Aviat Networks [a]	1,324,238	4,806,984
ClearOne Communications [a,c]	698,062	1,703,271
General Communication Cl. A [a]	1,069,705	8,119,061
Globecomm Systems [a]	584,053	4,818,437
Harmonic [a]	1,307,300	7,111,712
Loral Space & Communications [a]	265,109	11,325,457
MasTec [a]	680,100	6,392,940
Network Equipment Technologies [a,b,c]	1,851,089	6,460,301
Oplink Communications [a]	649,316	9,304,698
Opnext [a,b]	1,353,006	2,232,460
Optical Cable [a]	251,275	716,134
Powerwave Technologies [a,b]	2,020,150	3,111,031
Symmetricom [a]	1,068,804	5,440,212
Tekelec [a]	374,850	4,963,014
Tollgrade Communications [a,c]	651,988	4,107,524
UTStarcom [a]	2,602,102	4,787,868
Veraz Networks [a]	1,173,503	1,032,683
Westell Technologies Cl. A [a]	2,433,671	3,796,527

		97,279,780

Total (Cost $552,301,235)		496,151,519

Utilities – 0.3%
Hawaiian Electric Industries	250,900	5,715,502

Total (Cost $5,065,460)		5,715,502

Miscellaneous[d] – 4.6%
Total (Cost $92,895,800)		78,189,159

TOTAL COMMON STOCKS
(Cost $1,769,703,784)		1,621,443,388

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.0%
ADC Telecommunications 3.50%
Conv. Sub. Note due 7/15/15
(Cost $229,653)	$351,000	286,065

REPURCHASE AGREEMENT – 5.7%

State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $97,309,014 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $99,742,500)

(Cost $97,309,000)		97,309,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0409%)
(Cost $59,851,265)	$59,851,265

TOTAL INVESTMENTS – 103.7%
(Cost $1,927,093,702)	1,778,889,718

LIABILITIES LESS CASH AND OTHER ASSETS – (3.7)%	(63,907,121)

NET ASSETS – 100.0%	$1,714,982,597

86 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Special Equity Fund

	SHARES	VALUE
COMMON STOCKS – 83.8%

Consumer Products – 15.4%
Apparel, Shoes and Accessories - 3.6%
Deckers Outdoor [a]	154,500	$22,073,415
Movado Group [a]	1,137,500	12,148,500
Volcom [a]	436,300	8,102,091
Wolverine World Wide	583,600	14,718,392

		57,042,398

Food/Beverage/Tobacco - 5.4%
J & J Snack Foods	453,977	19,112,432
Lancaster Colony	858,200	45,793,552
National Beverage	1,532,977	18,824,957

		83,730,941

Home Furnishing and Appliances - 4.7%
Hooker Furniture [c]	800,862	8,537,189
National Presto Industries [c]	562,800	52,261,608
Universal Electronics [a,c]	762,100	12,673,723

		73,472,520

Sports and Recreation - 0.9%
Hasbro	339,600	13,957,560

Other Consumer Products - 0.8%
CSS Industries [c]	724,800	11,959,200

Total (Cost $190,336,077)		240,162,619

Consumer Services – 11.3%
Leisure and Entertainment - 0.3%
Bowl America Cl. A [c]	331,100	4,668,510

Restaurants and Lodgings - 0.7%
Frisch’s Restaurants [c]	507,500	10,210,900

Retail Stores - 10.3%
American Eagle Outfitters	1,694,400	19,909,200
Arden Group Cl. A	118,500	10,412,595
Bed Bath & Beyond [a]	999,774	37,071,620
Buckle (The)	423,000	13,713,660
Gymboree Corporation [a]	870,000	37,157,700
PetSmart	712,800	21,505,176
Tiffany & Co.	221,500	8,397,065
†Weis Markets	407,900	13,423,989

		161,591,005

Total (Cost $169,455,414)		176,470,415

Financial Services – 2.3%
Information and Processing - 2.3%
Computer Services [c]	749,000	14,980,000
Interactive Data	231,138	7,715,386
†Total System Services	957,200	13,017,920

Total (Cost $32,757,270)		35,713,306

Health – 9.0%
Commercial Services - 1.9%
Owens & Minor	426,400	12,101,232
Schein (Henry) [a]	307,700	16,892,730

		28,993,962

	SHARES	VALUE
Health (continued)
Drugs and Biotech - 0.8%
Pharmaceutical Product Development	492,600	$12,516,966

Health Services - 1.1%
†Genoptix [a]	806,000	13,863,200
Psychemedics Corporation [c]	496,623	4,042,511

		17,905,711

Medical Products and Devices - 5.2%
Atrion Corporation [c]	145,200	19,609,260
Bio-Rad Laboratories Cl. A [a]	393,000	33,990,570
Mesa Laboratories [c]	310,082	7,448,170
STERIS Corporation	483,600	15,030,288
Utah Medical Products [c]	239,500	5,973,130

		82,051,418

Total (Cost $130,565,333)		141,468,057

Industrial Products – 26.8%
Automotive - 1.6%
Dorman Products [a,c]	1,230,866	25,023,506

Construction Materials - 0.1%
Monarch Cement	74,111	1,938,003

Industrial Components - 4.9%
Hubbell Cl. B	928,500	36,852,165
Powell Industries [a]	401,500	10,977,010
Thomas & Betts [a]	813,500	28,228,450

		76,057,625

Machinery - 3.8%
Ampco-Pittsburgh [c]	688,000	14,331,040
Hurco Companies [a,c]	348,800	5,179,680
Nordson Corporation	108,700	6,095,896
Regal-Beloit	324,700	18,111,766
Rofin-Sinar Technologies [a]	217,031	4,518,585
Wabtec Corporation	291,800	11,639,902

		59,876,869

Metal Fabrication and Distribution - 2.2%
Carpenter Technology	30,606	1,004,795
Central Steel & Wire	2,604	1,717,338
Foster (L.B.) Company Cl. A [a,c]	818,011	21,202,845
Insteel Industries	875,400	10,172,148

		34,097,126

Miscellaneous Manufacturing - 2.7%
Carlisle Companies	554,500	20,034,085
Met-Pro Corporation [c]	778,500	8,376,660
Standex International	541,200	13,719,420

		42,130,165

Paper and Packaging - 1.9%
Clearwater Paper [a]	532,000	29,132,320

Pumps, Valves and Bearings - 0.6%
Kaydon Corporation	283,600	9,319,096

Specialty Chemicals and Materials - 9.0%
Hawkins	406,900	9,798,152
Lubrizol Corporation (The)	606,959	48,744,877
Park Electrochemical [c]	1,283,944	31,341,073
Schulman (A.)	1,014,000	19,225,440

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 87

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
†Stepan Company	471,400	$32,257,902

		141,367,444

Total (Cost $376,008,693)		418,942,154

Industrial Services – 8.2%
Advertising and Publishing - 1.1%
Meredith Corporation	570,000	17,744,100

Commercial Services - 3.4%
Cintas Corporation	588,100	14,096,757
Towers Watson & Company Cl. A	453,100	17,602,935
†UniFirst Corporation	487,500	21,459,750

		53,159,442

Engineering and Construction - 1.8%
Baker (Michael) [a,c]	616,614	21,519,829
Comfort Systems USA	622,500	6,013,350

		27,533,179

Industrial Distribution - 1.9%
Applied Industrial Technologies	634,600	16,068,072
Watsco	251,000	14,537,920

		30,605,992

Total (Cost $121,795,232)		129,042,713

Natural Resources – 0.6%
Energy Services - 0.6%
Lufkin Industries	224,600	8,757,154

Total (Cost $4,180,797)		8,757,154

Technology – 9.3%
Components and Systems - 3.3%
AVX Corporation	3,191,200	40,911,184
Rimage Corporation [a]	298,500	4,725,255
Zebra Technologies Cl. A [a]	218,800	5,550,956

		51,187,395

IT Services - 1.1%
Sykes Enterprises [a]	726,300	10,335,249
Virtusa Corporation [a]	654,241	6,104,069

		16,439,318

Software - 0.2%
Versant Corporation [a,c]	342,000	3,809,880

Telecommunications - 4.7%
†Arris Group [a]	2,268,890	23,119,989
NeuStar Cl. A [a]	781,276	16,109,911
Plantronics	794,400	22,719,840
Tekelec [a]	868,600	11,500,264

		73,450,004

Total (Cost $149,439,578)		144,886,597

Miscellaneous[d] – 0.9%
Total (Cost $16,270,061)		14,678,764

TOTAL COMMON STOCKS
(Cost $1,190,808,455)		1,310,121,779

VALUE
REPURCHASE AGREEMENT – 16.3%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $255,033,035 (collateralized by obligations of various U.S. Government Agencies, 1.00% due 12/31/11-4/30/12, valued at $261,410,645) (Cost $255,033,000)	$255,033,000

TOTAL INVESTMENTS – 100.1%
(Cost $1,445,841,455)	1,565,154,779

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%	(1,400,875)

NET ASSETS – 100.0%	$1,563,753,904

88 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 95.6%

Consumer Products – 7.7%
Apparel, Shoes and Accessories - 2.9%
Coach	580,495	$21,217,092
Fossil [a]	607,604	21,083,859

		42,300,951

Food/Beverage/Tobacco - 1.9%
Hormel Foods	656,344	26,568,805

Health, Beauty and Nutrition - 1.7%
NBTY [a]	703,963	23,941,782

Sports and Recreation - 1.2%
Thor Industries	728,840	17,309,950

Total (Cost $82,327,670)		110,121,488

Consumer Services – 10.5%
Leisure and Entertainment - 1.1%
International Speedway Cl. A	615,295	15,849,999

Retail Stores - 9.4%
American Eagle Outfitters	1,718,946	20,197,615
Buckle (The)	1,143,781	37,081,380
Dress Barn (The) [a]	1,306,960	31,118,718
Family Dollar Stores	622,595	23,465,606
GameStop Corporation Cl. A [a]	1,198,400	22,517,936

		134,381,255

Total (Cost $146,500,449)		150,231,254

Financial Intermediaries – 13.2%
Insurance - 10.1%
Allied World Assurance Company Holdings	598,089	27,141,279
Alterra Capital Holdings	835,986	15,699,817
Arch Capital Group [a]	359,135	26,755,557
Aspen Insurance Holdings	837,100	20,709,854
PartnerRe	513,005	35,982,171
Validus Holdings	789,178	19,271,727

		145,560,405

Securities Brokers - 2.4%
Knight Capital Group Cl. A [a]	2,448,522	33,765,118

Securities Exchanges - 0.7%
TMX Group	400,000	10,441,971

Total (Cost $189,695,640)		189,767,494

Financial Services – 4.8%
Information and Processing - 1.6%
Total System Services	1,676,900	22,805,840

Investment Management - 3.2%
Federated Investors Cl. B	1,828,411	37,866,392
Partners Group Holding	68,990	8,324,852

		46,191,244

Total (Cost $70,172,095)		68,997,084

Health – 3.9%
Health Services - 2.8%
Chemed Corporation	324,047	17,705,928
	SHARES	VALUE
Health (continued)
Health Services (continued)
†LHC Group [a]	788,613	$21,884,011

		39,589,939

Medical Products and Devices - 1.1%
Patterson Companies	575,729	16,425,548

Total (Cost $51,701,987)		56,015,487

Industrial Products – 12.2%
Building Systems and Components - 0.8%
Simpson Manufacturing	492,200	12,083,510

Industrial Components - 1.7%
†GrafTech International [a]	1,705,125	24,928,927

Machinery - 1.7%
Lincoln Electric Holdings	462,935	23,605,056

Metal Fabrication and Distribution - 5.1%
Reliance Steel & Aluminum	929,500	33,601,425
Schnitzer Steel Industries Cl. A	676,100	26,503,120
Sims Metal Management ADR	944,638	13,376,074

		73,480,619

Pumps, Valves and Bearings - 2.9%
Gardner Denver	461,291	20,568,966
Pfeiffer Vacuum Technology	281,000	20,694,858

		41,263,824

Total (Cost $195,597,375)		175,361,936

Industrial Services – 5.9%
Commercial Services - 3.2%
FTI Consulting [a]	425,178	18,533,509
MAXIMUS	474,011	27,431,017

		45,964,526

Engineering and Construction - 1.4%
Jacobs Engineering Group [a]	527,500	19,222,100

Transportation and Logistics - 1.3%
Kirby Corporation [a]	498,949	19,084,799

Total (Cost $75,253,904)		84,271,425

Natural Resources – 24.4%
Energy Services - 10.1%
Ensign Energy Services	1,132,700	13,321,501
Helmerich & Payne	658,406	24,044,987
Oil States International [a]	497,185	19,678,583
Rowan Companies [a]	787,013	17,267,065
Tidewater	557,069	21,569,712
Trican Well Service	1,136,800	14,555,055
Unit Corporation [a]	863,675	35,056,568

		145,493,471

Oil and Gas - 2.7%
Cimarex Energy	140,992	10,092,208
Energen Corporation	645,491	28,614,616

		38,706,824

Precious Metals and Mining - 10.9%
Agnico-Eagle Mines	172,600	10,490,628
Fresnillo	1,081,700	15,627,505
Gammon Gold [a]	1,841,200	10,052,952

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 89

Schedules of Investments

Royce Value Fund (continued)	Royce Value Plus Fund

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Ivanhoe Mines [a]	861,200	$11,230,048
Major Drilling Group International	808,100	16,464,881
Pan American Silver	1,175,430	29,714,870
Red Back Mining [a]	540,900	13,673,025
Seabridge Gold [a]	850,900	26,335,355
Silver Standard Resources [a]	1,260,601	22,501,728

		156,090,992

Real Estate - 0.7%
PICO Holdings [a]	347,222	10,406,243

Total (Cost $331,129,013)		350,697,530

Technology – 9.3%
IT Services - 2.7%
ManTech International Cl. A [a]	914,024	38,910,002

Semiconductors and Equipment - 4.2%
Cabot Microelectronics [a]	298,609	10,328,885
Lam Research [a]	468,200	17,819,692
MKS Instruments [a]	777,200	14,549,184
Novellus Systems [a]	701,131	17,780,682

		60,478,443

Telecommunications - 2.4%
Comtech Telecommunications [a]	1,150,615	34,437,907

Total (Cost $142,189,914)		133,826,352

Miscellaneous [d] – 3.7%
Total (Cost $54,970,945)		53,503,961

TOTAL COMMON STOCKS
(Cost $1,339,538,992)		1,372,794,011

REPURCHASE AGREEMENT – 5.0%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $72,308,010 (collateralized
by obligations of various U.S. Government
Agencies, 1.125% due 6/30/11, valued at
$74,116,738
(Cost $72,308,000)		72,308,000

TOTAL INVESTMENTS – 100.6%
(Cost $1,411,846,992)		1,445,102,011

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(8,960,404)

NET ASSETS – 100.0%		$1,436,141,607

	SHARES	VALUE
COMMON STOCKS – 94.2%

Consumer Products – 4.9%
Apparel, Shoes and Accessories - 1.9%
Coach	905,500	$33,096,025
Gildan Activewear [a]	734,542	21,044,628

		54,140,653

Food/Beverage/Tobacco - 1.0%
Lance	563,000	9,283,870
Sanderson Farms	410,671	20,837,447

		30,121,317

Health, Beauty and Nutrition - 1.8%
Inter Parfums	1,205,304	17,151,476
NutriSystem	1,483,874	34,040,069

		51,191,545

Other Consumer Products - 0.2%
Shamir Optical Industry [c]	893,400	7,138,266

Total (Cost $120,083,725)		142,591,781

Consumer Services – 8.6%
Leisure and Entertainment - 0.9%
DreamWorks Animation SKG Cl. A [a]	933,548	26,652,795

Online Commerce - 1.5%
Liquidity Services [a,c]	1,698,723	22,015,450
LoopNet [a]	1,626,200	20,051,046

		42,066,496

Restaurants and Lodgings - 0.1%
Cosi [a,b,c]	4,975,812	3,607,464

Retail Stores - 6.1%
A.C. Moore Arts & Crafts [a]	331,451	752,394
Casual Male Retail Group [a,c]	4,088,734	13,983,470
Christopher & Banks [c]	2,253,900	13,951,641
GameStop Corporation Cl. A [a]	2,126,000	39,947,540
†Jos. A. Bank Clothiers [a]	452,000	24,403,480
Men’s Wearhouse (The)	438,973	8,059,545
Monro Muffler Brake	551,572	21,803,641
O’Reilly Automotive [a]	764,000	36,335,840
Tractor Supply	308,500	18,809,245

		178,046,796

Total (Cost $289,041,900)		250,373,551

Financial Intermediaries – 15.4%
Banking - 7.9%
Bancorp (The) [a]	1,317,170	10,313,441
Berkshire Hills Bancorp [c]	1,088,300	21,200,084
Enterprise Financial Services	599,800	5,782,072
Fifth Third Bancorp	2,832,800	34,815,112
Marshall & Ilsley	7,714,000	55,386,520
Northern Trust	552,000	25,778,400
SVB Financial Group [a]	185,300	7,639,919
Synovus Financial	9,209,000	23,390,860
Umpqua Holdings	1,162,300	13,343,204
†Zions Bancorporation	1,454,000	31,362,780

		229,012,392

90 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance - 3.8%
CNA Surety [a]	220,862	$3,549,253
Hanover Insurance Group	727,200	31,633,200
PartnerRe	386,000	27,074,040
Validus Holdings	952,031	23,248,597
White Mountains Insurance Group	75,000	24,315,000

		109,820,090

Securities Brokers - 3.5%
KBW [a]	428,900	9,195,616
Knight Capital Group Cl. A [a]	2,892,700	39,890,333
Raymond James Financial	1,593,000	39,331,170
TradeStation Group [a,c]	2,190,000	14,782,500

		103,199,619

Securities Exchanges - 0.2%
MarketAxess Holdings	450,000	6,205,500

Total (Cost $462,905,829)		448,237,601

Financial Services – 2.0%
Diversified Financial Services - 0.3%
Duff & Phelps Cl. A	795,500	10,047,165

Information and Processing - 0.4%
SEI Investments	500,000	10,180,000

Insurance Brokers - 0.9%
Brown & Brown	1,435,100	27,467,814

Investment Management - 0.1%
U.S. Global Investors Cl. A	500,000	2,775,000

Other Financial Services - 0.3%
Kennedy-Wilson Holdings [a]	900,000	9,090,000

Total (Cost $78,648,261)		59,559,979

Health – 4.2%
Commercial Services - 1.9%
Affymetrix [a]	3,460,464	20,416,738
Genomic Health [a,b]	1,088,469	14,073,904
Myriad Genetics [a]	1,447,000	21,632,650

		56,123,292

Drugs and Biotech - 1.5%
Cypress Bioscience [a]	909,200	2,091,160
Dyax Corporation [a]	3,188,554	7,238,017
Eurand [a]	1,841,300	17,842,197
Exelixis [a]	987,400	3,426,278
Rigel Pharmaceuticals [a]	950,000	6,840,000
Theratechnologies [a]	1,394,600	6,707,390

		44,145,042

Medical Products and Devices - 0.8%
Caliper Life Sciences [a,c]	2,965,500	12,662,685
Cerus Corporation [a,c]	2,884,500	9,115,020

		21,777,705

Total (Cost $166,422,583)		122,046,039

Industrial Products – 9.5%
Industrial Components - 1.1%
CLARCOR	319,300	11,341,536

	SHARES	VALUE
Industrial Products (continued)
Industrial Components (continued)
FARO Technologies [a,c]	1,204,800	$22,541,808

		33,883,344

Machinery - 3.4%
†Duoyuan Global Water ADR [a,b]	1,161,299	20,438,862
IPG Photonics [a]	1,835,899	27,960,742
Rofin-Sinar Technologies [a]	953,740	19,856,867
Tennant Company	894,602	30,255,440

		98,511,911

Metal Fabrication and Distribution - 3.5%
Horsehead Holding Corporation [a]	1,651,353	12,484,229
Kennametal	1,361,300	34,617,859
Sims Metal Management	509,188	7,249,774
Sims Metal Management ADR	1,275,125	18,055,770
†Worthington Industries	2,300,100	29,579,286

		101,986,918

Miscellaneous Manufacturing - 1.5%
Valmont Industries	595,000	43,232,700

Total (Cost $306,915,576)		277,614,873

Industrial Services – 11.0%
Commercial Services - 3.7%
Cintas Corporation	1,378,700	33,047,439
Resources Connection [a]	728,900	9,913,040
Ritchie Bros. Auctioneers	1,125,600	20,508,432
Robert Half International	1,304,800	30,728,040
TrueBlue [a]	96,688	1,081,939
UniFirst Corporation	284,400	12,519,288

		107,798,178

Food, Tobacco and Agriculture - 0.7%
Intrepid Potash [a]	944,300	18,479,951

Industrial Distribution - 3.4%
Grainger (W.W.)	303,600	30,193,020
MSC Industrial Direct Cl. A	778,300	39,428,678
Watsco	511,100	29,602,912

		99,224,610

Transportation and Logistics - 3.2%
Celadon Group [a,c]	1,843,600	26,068,504
Heartland Express	1,035,000	15,028,200
Kirby Corporation [a]	300,000	11,475,000
Knight Transportation	400,100	8,098,024
Universal Truckload Services [a]	593,322	8,264,975
Werner Enterprises	1,136,000	24,867,040

		93,801,743

Total (Cost $309,895,224)		319,304,482

Natural Resources – 15.8%
Energy Services - 3.9%
Calfrac Well Services	507,600	9,321,854
Clean Energy Fuels [a,b]	247,250	3,693,915
Ensign Energy Services	1,731,700	20,366,243
Pason Systems	1,491,000	15,840,694
Tesco Corporation [a]	757,700	9,304,556
Trican Well Service	1,553,800	19,894,128

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 91

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Unit Corporation [a]	875,400	$35,532,486

		113,953,876

Oil and Gas - 2.8%
Bill Barrett [a]	818,200	25,176,014
†BPZ Resources [a,b]	1,350,000	5,602,500
Comstock Resources [a]	750,000	20,790,000
†Energy Partners [a,b,c]	2,389,108	29,171,009

		80,739,523

Precious Metals and Mining - 8.4%
†African Barrick Gold [a]	2,552,100	24,012,841
Agnico-Eagle Mines	526,100	31,976,358
Alamos Gold	2,381,600	36,533,303
Allied Nevada Gold [a]	2,165,000	42,607,200
Fronteer Gold [a]	3,991,000	23,746,450
Gammon Gold [a]	3,418,100	18,662,826
Ivanhoe Mines [a]	1,240,900	16,181,336
Seabridge Gold [a]	475,500	14,716,725
Silver Standard Resources [a]	1,997,900	35,662,515

		244,099,554

Real Estate - 0.7%
PICO Holdings [a]	737,222	22,094,543

Total (Cost $450,335,565)		460,887,496

Technology – 18.4%
Aerospace and Defense - 0.9%
Mercury Computer Systems [a,c]	2,198,749	25,791,326

Components and Systems - 6.1%
Brocade Communications Systems [a]	7,005,000	36,145,800
Checkpoint Systems [a]	703,700	12,216,232
Infinera Corporation [a]	2,825,000	18,164,750
Intermec [a]	2,789,005	28,587,301
Littelfuse [a,c]	1,489,695	47,089,259
Trimble Navigation [a]	1,285,500	35,994,000

		178,197,342

IT Services - 1.6%
SRA International Cl. A [a]	2,404,100	47,288,647

Semiconductors and Equipment - 5.4%
Electro Scientific Industries [a]	981,100	13,107,496
Exar Corporation [a]	2,171,464	15,048,245
FormFactor [a]	1,861,756	20,106,965
GSI Group [a,b,c]	2,538,394	6,092,146
International Rectifier [a]	2,103,048	39,137,723
†Micrel	3,089,610	31,452,230
MKS Instruments [a]	562,900	10,537,488
Supertex [a,c]	832,053	20,518,427

		156,000,720

Software - 1.5%
Avid Technology [a,c]	2,237,672	28,485,564
Symyx Technologies [a,c]	2,794,477	14,000,330

		42,485,894

Telecommunications - 2.9%
ADTRAN	669,500	18,257,265
Comverse Technology [a,b]	3,048,400	23,747,036
	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Digi International [a,c]	1,261,800	$10,435,086
†Polycom [a]	950,000	28,300,500
†TeleNav [a,b]	600,000	5,034,000

		85,773,887

Total (Cost $611,969,708)		535,537,816

Miscellaneous [d] – 4.4%
Total (Cost $147,763,325)		127,853,066

TOTAL COMMON STOCKS
(Cost $2,943,981,696)		2,744,006,684

REPURCHASE AGREEMENT – 6.7%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $195,089,027 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 10/31/11, valued at
$201,750,000)
(Cost $195,089,000)		195,089,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0409%)
(Cost $26,562,358)		26,562,358

TOTAL INVESTMENTS – 101.8%
(Cost $3,165,633,054)		2,965,658,042

LIABILITIES LESS CASH AND OTHER ASSETS – (1.8)%		(51,624,360)

NET ASSETS – 100.0%		$2,914,033,682

92 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce 100 Fund

	SHARES	VALUE
COMMON STOCKS – 94.2%

Consumer Products – 6.6%
Apparel, Shoes and Accessories - 2.2%
Columbia Sportswear	60,800	$2,837,536
†Warnaco Group (The) [a]	110,000	3,975,400

		6,812,936

Food/Beverage/Tobacco - 2.3%
Cal-Maine Foods	94,690	3,023,452
Sanderson Farms	84,700	4,297,678

		7,321,130

Home Furnishing and Appliances - 2.1%
Ethan Allen Interiors	164,100	2,295,759
Mohawk Industries [a]	91,800	4,200,768

		6,496,527

Total (Cost $19,929,770)		20,630,593

Consumer Services – 1.8%
Retail Stores - 1.3%
Dress Barn (The) [a]	118,500	2,821,485
Tiffany & Co.	35,400	1,342,014

		4,163,499

Other Consumer Services - 0.5%
ITT Educational Services [a]	17,311	1,437,159

Total (Cost $4,519,158)		5,600,658

Financial Intermediaries – 4.9%
Insurance - 1.5%
Berkley (W.R.)	110,100	2,913,246
Markel Corporation [a]	4,800	1,632,000

		4,545,246

Securities Brokers - 3.4%
Cowen Group Cl. A [a]	396,580	1,625,978
Interactive Brokers Group Cl. A [a]	188,200	3,124,120
Knight Capital Group Cl. A [a]	191,300	2,638,027
Lazard Cl. A	128,800	3,440,248

		10,828,373

Total (Cost $16,779,763)		15,373,619

Financial Services – 12.0%
Information and Processing - 3.8%
Morningstar [a]	69,772	2,966,705
MSCI Cl. A [a]	63,100	1,728,940
SEI Investments	219,500	4,469,020
Total System Services	209,100	2,843,760

		12,008,425

Insurance Brokers - 1.1%
Brown & Brown	181,900	3,481,566

Investment Management - 7.1%
Affiliated Managers Group [a]	52,197	3,172,012
AllianceBernstein Holding L.P.	178,100	4,602,104
Artio Global Investors Cl. A	190,032	2,991,104
Cohen & Steers	144,800	3,003,152
Federated Investors Cl. B	162,900	3,373,659
Waddell & Reed Financial Cl. A	110,900	2,426,492
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Westwood Holdings Group	80,395	$2,825,884

		22,394,407

Total (Cost $40,949,710)		37,884,398

Health – 1.5%
Health Services - 1.5%
Advisory Board (The) [a]	48,900	2,100,744
ICON ADR [a]	91,500	2,643,435

Total (Cost $3,231,632)		4,744,179

Industrial Products – 18.6%
Building Systems and Components - 2.9%
Armstrong World Industries [a]	126,900	3,829,842
Drew Industries [a]	142,656	2,881,651
Simpson Manufacturing	100,000	2,455,000

		9,166,493

Industrial Components - 4.1%
CLARCOR	88,200	3,132,864
FARO Technologies [a]	92,387	1,728,561
GrafTech International [a]	321,900	4,706,178
PerkinElmer	169,900	3,511,833

		13,079,436

Machinery - 1.9%
Rofin-Sinar Technologies [a]	157,900	3,287,478
Wabtec Corporation	64,000	2,552,960

		5,840,438

Metal Fabrication and Distribution - 3.9%
Kennametal	106,900	2,718,467
Reliance Steel & Aluminum	92,400	3,340,260
Sims Metal Management ADR	257,317	3,643,609
Steel Dynamics	198,500	2,618,215

		12,320,551

Miscellaneous Manufacturing - 2.0%
AZZ	72,400	2,662,148
†Valmont Industries	50,600	3,676,596

		6,338,744

Paper and Packaging - 1.7%
Greif Cl. A	96,200	5,342,948

Pumps, Valves and Bearings - 2.1%
Gardner Denver	62,800	2,800,252
Kaydon Corporation	114,500	3,762,470

		6,562,722

Total (Cost $56,888,441)		58,651,332

Industrial Services – 22.7%
Commercial Services - 11.4%
Brink’s Company (The)	137,115	2,609,298
Cintas Corporation	150,800	3,614,676
Copart [a]	74,700	2,675,007
Corinthian Colleges [a,b]	352,900	3,476,065
Corporate Executive Board	56,700	1,489,509
CRA International [a]	131,213	2,470,741
Gartner [a]	145,000	3,371,250

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 93

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Hewitt Associates Cl. A [a]	116,400	$4,011,144
Manpower	95,266	4,113,586
MAXIMUS	32,800	1,898,136
Universal Technical Institute [a]	112,100	2,650,044
Verisk Analytics Cl. A [a]	120,100	3,590,990

		35,970,446

Engineering and Construction - 3.1%
EMCOR Group [a]	185,300	4,293,401
KBR	131,600	2,676,744
NVR [a]	1,700	1,113,551
Quanta Services [a]	79,400	1,639,610

		9,723,306

Food, Tobacco and Agriculture - 1.0%
Intrepid Potash [a,b]	168,500	3,297,545

Industrial Distribution - 1.8%
Applied Industrial Technologies	101,300	2,564,916
MSC Industrial Direct Cl. A	58,500	2,963,610

		5,528,526

Transportation and Logistics - 5.4%
Arkansas Best	91,400	1,896,550
Expeditors International of Washington	118,800	4,099,788
Forward Air	89,500	2,438,875
Kirby Corporation [a]	58,500	2,237,625
Landstar System	79,300	3,091,907
Patriot Transportation Holding [a]	20,227	1,636,567
UTi Worldwide	124,900	1,546,262

		16,947,574

Total (Cost $72,540,772)		71,467,397

Natural Resources – 12.2%
Energy Services - 8.0%
Ensign Energy Services	196,500	2,311,005
Helmerich & Payne	71,800	2,622,136
Oil States International [a]	100,400	3,973,832
Pason Systems	302,800	3,217,010
SEACOR Holdings [a]	43,500	3,073,710
ShawCor Cl. A	149,400	3,768,155
Trican Well Service	262,700	3,363,488
Unit Corporation [a]	73,200	2,971,188

		25,300,524

Precious Metals and Mining - 4.2%
†Cliffs Natural Resources	88,800	4,187,808
Fresnillo	220,000	3,178,378
Major Drilling Group International	131,000	2,669,099
Randgold Resources ADR	34,000	3,221,500

		13,256,785

Total (Cost $33,571,256)		38,557,309

Technology – 11.4%
Aerospace and Defense - 0.9%
HEICO Corporation Cl. A	107,375	2,893,756

	SHARES	VALUE
Technology (continued)
Components and Systems - 2.4%
Diebold	90,500	$2,466,125
Dionex Corporation [a]	48,000	3,574,080
Plexus Corporation [a]	58,400	1,561,616

		7,601,821

IT Services - 2.2%
Sapient Corporation	347,900	3,527,706
SRA International Cl. A [a]	174,175	3,426,022

		6,953,728

Semiconductors and Equipment - 1.1%
Coherent [a]	103,700	3,556,910

Software - 3.0%
Blackbaud	102,100	2,222,717
Blackboard [a,b]	90,000	3,359,700
National Instruments	121,800	3,870,804

		9,453,221

Telecommunications - 1.8%
ADTRAN	127,800	3,485,106
Comtech Telecommunications [a]	70,000	2,095,100

		5,580,206

Total (Cost $31,110,083)		36,039,642

Miscellaneous [d] – 2.5%
Total (Cost $7,958,156)		7,767,240

TOTAL COMMON STOCKS
(Cost $287,478,741)		296,716,367

REPURCHASE AGREEMENT – 7.2%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $22,586,003 (collateralized
by obligations of various U.S. Government
Agencies, 1.125% due 6/30/11, valued at
$23,152,350)
(Cost $22,586,000)		22,586,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0409%)
(Cost $9,406,931)		9,406,931

TOTAL INVESTMENTS – 104.4%
(Cost $319,471,672)		328,709,298

LIABILITIES LESS CASH AND OTHER ASSETS – (4.4)%		(13,791,120)

NET ASSETS – 100.0%		$314,918,178

94 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 95.3%

Consumer Products – 9.1%
Apparel, Shoes and Accessories - 1.0%
†Barry (R.G.)	2,700	$29,781

Health, Beauty and Nutrition - 2.2%
†NutriSystem	1,800	41,292
Schiff Nutrition International Cl. A	3,100	22,072

		63,364

Home Furnishing and Appliances - 0.7%
Hooker Furniture	1,800	19,188

Household Products/Wares - 2.1%
†Blyth	900	30,663
Oil-Dri Corporation of America	1,300	29,835

		60,498

Sports and Recreation - 2.2%
JAKKS Pacific [a]	2,200	31,636
†Sturm, Ruger & Company	2,200	31,526

		63,162

Other Consumer Products - 0.9%
CSS Industries	1,581	26,087

Total (Cost $270,308)		262,080

Consumer Services – 3.5%
Online Commerce - 0.7%
†Systemax	1,400	21,098

Restaurants and Lodgings - 2.2%
†Caribou Coffee [a]	3,900	36,933
†Papa John’s International [a]	1,100	25,432

		62,365

Retail Stores - 0.6%
†QKL Stores [a]	4,300	18,060

Total (Cost $109,734)		101,523

Financial Intermediaries – 5.8%
Insurance - 5.8%
American Safety Insurance Holdings [a]	1,700	26,724
Amerisafe [a]	1,700	29,835
First Mercury Financial	1,800	19,044
Hallmark Financial Services [a]	3,020	30,049
Meadowbrook Insurance Group	3,899	33,648
SeaBright Holdings	2,800	26,544

Total (Cost $194,081)		165,844

Health – 18.3%
Commercial Services - 0.9%
†AMN Healthcare Services [a]	3,400	25,432

Drugs and Biotech - 4.4%
American Oriental Bioengineering [a]	7,300	18,396
†China Sky One Medical [a]	2,000	22,480
Harvard Bioscience [a]	6,999	24,916
Hi-Tech Pharmacal [a]	1,100	25,201
Sinovac Biotech [a]	7,500	34,725

		125,718

	SHARES	VALUE
Health (continued)
Health Services - 5.8%
†Continucare Corporation [a]	12,100	$40,535
†Cross Country Healthcare [a]	2,800	25,172
Metropolitan Health Networks [a]	9,148	34,122
†Molina Healthcare [a]	1,200	34,560
Res-Care [a]	3,300	31,878

		166,267

Medical Products and Devices - 7.2%
Atrion Corporation	200	27,010
ICU Medical [a]	800	25,736
Kensey Nash [a]	1,267	30,041
Medical Action Industries [a]	2,200	26,378
Quidel [a]	2,100	26,649
†Symmetry Medical [a]	3,000	31,620
Utah Medical Products	813	20,276
†Winner Medical Group [a]	4,000	21,040

		208,750

Total (Cost $545,740)		526,167

Industrial Products – 17.5%
Automotive - 3.2%
Fuel Systems Solutions [a]	1,100	28,545
Miller Industries	1,700	22,899
†Spartan Motors	4,600	19,320
†Standard Motor Products	2,700	21,789

		92,553

Building Systems and Components - 1.7%
†Apogee Enterprises	1,800	19,494
†Preformed Line Products	1,000	27,950

		47,444

Industrial Components - 4.2%
Bel Fuse Cl. B	1,200	19,812
CTS Corporation	3,400	31,416
Gerber Scientific [a]	4,114	22,010
Graham Corporation	1,600	23,984
†Powell Industries [a]	900	24,606

		121,828

Metal Fabrication and Distribution - 1.6%
Encore Wire	1,300	23,647
Foster (L.B.) Company Cl. A [a]	900	23,328

		46,975

Miscellaneous Manufacturing - 1.0%
AZZ	800	29,416

Paper and Packaging - 1.0%
KapStone Paper and Packaging [a]	2,600	28,964

Specialty Chemicals and Materials - 4.8%
Aceto Corporation	4,600	26,358
†Innophos Holdings	1,100	28,688
Landec Corporation [a]	4,500	26,505
†Schulman (A.)	1,100	20,856
†Stepan Company	500	34,215

		136,622

Total (Cost $547,984)		503,802

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 95

Schedules of Investments

Royce Discovery Fund (continued)

	SHARES	VALUE
Industrial Services – 7.3%
Commercial Services - 2.7%
ATC Technology [a]	1,200	$19,344
GP Strategies [a]	3,100	22,506
ICF International [a]	1,100	26,323
Innodata Isogen [a]	4,100	10,537

		78,710

Engineering and Construction - 3.7%
Baker (Michael) [a]	800	27,920
†Comfort Systems USA	2,400	23,184
†Dycom Industries [a]	3,200	27,360
Layne Christensen [a]	1,100	26,697

		105,161

Printing - 0.9%
Ennis	1,700	25,517

Total (Cost $234,150)		209,388

Natural Resources – 4.9%
Oil and Gas - 4.1%
†China Integrated Energy [a]	3,200	26,560
Energy Partners [a]	2,000	24,420
TransGlobe Energy [a]	4,500	32,940
VAALCO Energy [a]	6,000	33,600

		117,520

Precious Metals and Mining - 0.8%
†L&L Energy [a]	2,900	24,940

Total (Cost $150,265)		142,460

Technology – 24.4%
Aerospace and Defense - 4.8%
Ducommun	1,400	23,940
Dynamics Research [a]	2,300	23,253
†Force Protection [a]	4,500	18,450
Kaman Corporation	1,200	26,544
LaBarge [a]	2,100	23,961
†VSE Corporation	700	22,274

		138,422

Components and Systems - 5.9%
†China Security & Surveillance Technology [a]	3,400	15,708
†Imation Corporation [a]	2,800	25,732
†Multi-Fineline Electronix [a]	1,200	29,952
Nam Tai Electronics [a]	4,398	18,120
RadiSys Corporation [a]	3,100	29,512
Rimage Corporation [a]	1,700	26,911
Super Micro Computer [a]	1,700	22,950

		168,885

Internet Software and Services - 4.0%
ePlus [a]	1,600	28,000
†GigaMedia [a]	8,200	19,516
†InfoSpace [a]	3,200	24,064
†United Online	4,000	23,040
VASCO Data Security International [a]	3,500	21,595

		116,215

	SHARES	VALUE
Technology (continued)
IT Services - 1.7%
CIBER [a]	6,700	$18,559
†Virtusa Corporation [a]	3,400	31,722

		50,281

Semiconductors and Equipment - 2.5%
Image Sensing Systems [a]	1,537	20,135
†Integrated Silicon Solution [a]	3,200	24,128
TTM Technologies [a]	3,000	28,500

		72,763

Software - 1.1%
Actuate Corporation [a]	5,700	25,365
Pervasive Software [a]	1,200	5,952

		31,317

Telecommunications - 4.4%
Audiovox Corporation Cl. A [a]	1,460	10,731
Communications Systems	2,000	20,840
Globecomm Systems [a]	3,400	28,050
†Novatel Wireless [a]	3,900	22,386
†Sierra Wireless [a]	3,300	21,945
†Symmetricom [a]	4,300	21,887

		125,839

Total (Cost $821,252)		703,722

Miscellaneous[d] – 4.5%
Total (Cost $198,785)		131,207

TOTAL COMMON STOCKS
(Cost $3,072,299)		2,746,193

REPURCHASE AGREEMENT – 4.7%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $137,000 (collateralized
by obligations of various U.S. Government
Agencies, 3.125% due 4/30/17, valued at $141,899)
(Cost $137,000)		137,000

TOTAL INVESTMENTS – 100.0%
(Cost $3,209,299)		2,883,193

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(1,230)

NET ASSETS – 100.0%		$2,881,963

96 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 96.7%

Banking - 9.1%
Bank of N.T. Butterfield & Son [a]	10,871	$15,219
Bank Sarasin & Cie Cl. B	3,085	123,599
Banque Privee Edmond de Rothschild	3	66,286
BOK Financial	1,942	92,187
Fauquier Bankshares	2,400	36,600
Julius Baer Group	3,900	111,036
Northern Trust	3,000	140,100
Peapack-Gladstone Financial	2,835	33,170
†Popular [a]	68,333	183,132
Vontobel Holding	3,000	79,496
Wilber Corporation (The)	6,100	36,295
Wilmington Trust	7,400	82,066

Total (Cost $1,331,821)		999,186

Diversified Financial Services - 0.5%
IOOF Holdings	11,528	57,288

Total (Cost $46,225)		57,288

Information and Processing - 7.8%
MasterCard Cl. A	700	139,671
Morningstar [a]	4,600	195,592
MSCI Cl. A [a]	4,300	117,820
SEI Investments	9,400	191,384
Western Union	14,000	208,740

Total (Cost $756,140)		853,207

Insurance - 12.3%
Alleghany Corporation [a]	518	151,929
Berkley (W.R.)	7,600	201,096
CNA Surety [a]	5,900	94,813
E-L Financial	150	64,112
Enstar Group [a]	3,200	212,608
Erie Indemnity Cl. A	3,000	136,500
Marsh & McLennan	9,300	209,715
†Primerica [a]	7,900	169,376
RLI	1,100	57,761
Validus Holdings	2,300	56,166

Total (Cost $1,209,185)		1,354,076

Insurance Brokers - 2.7%
Brown & Brown	2,600	49,764
Gallagher (Arthur J.) & Co.	5,400	131,652
Willis Group Holdings	4,000	120,200

Total (Cost $287,102)		301,616

Investment Management - 33.1%
Affiliated Managers Group [a]	2,400	145,848
AGF Management Cl. B	10,600	142,488
AllianceBernstein Holding L.P.	9,200	237,728
Artio Global Investors Cl. A	5,000	78,700
Ashmore Group	60,000	215,874
Azimut Holding	10,675	88,050
Cohen & Steers	10,500	217,770
	SHARES	VALUE

Investment Management (continued)
Endeavour Financial	17,900	$36,992
Federated Investors Cl. B	6,400	132,544
GAM Holding [a]	3,300	35,974
GAMCO Investors Cl. A	3,300	122,760
Gartmore Group [a]	20,000	32,583
Invesco	12,425	209,113
Investec	8,500	57,169
Janus Capital Group	11,700	103,896
†Jupiter Fund Management [a]	61,200	165,505
MVC Capital	3,800	49,096
Och-Ziff Capital Management Group Cl. A	9,000	113,310
Partners Group Holding	1,000	120,668
Reinet Investments [a]	5,500	77,218
RHJ International [a]	10,000	74,029
SHUAA Capital [a]	150,000	42,603
SPARX Group [a]	400	35,090
Sprott	43,900	147,632
T. Rowe Price Group	3,400	150,926
U.S. Global Investors Cl. A	19,700	109,335
Value Partners Group	250,000	157,437
VZ Holding	2,600	210,151
Waddell & Reed Financial Cl. A	5,900	129,092
Westwood Holdings Group	5,300	186,295

Total (Cost $4,277,747)		3,625,876

Other Financial Intermediaries - 0.5%
KKR & Company (Guernsey) L.P.	5,500	51,321

Total (Cost $50,481)		51,321

Other Financial Services - 2.6%
Hilltop Holdings [a]	5,200	52,052
Kennedy-Wilson Holdings [a]	22,676	229,028

Total (Cost $268,256)		281,080

Real Estate - 1.2%
Jones Lang LaSalle	2,100	137,844

Total (Cost $80,182)		137,844

Securities Brokers - 21.3%
Bolsas y Mercados Espanoles	4,000	87,175
Cowen Group Cl. A [a]	30,700	125,870
Egyptian Financial Group-Hermes Holding	23,000	118,333
FBR Capital Markets [a]	29,000	96,570
GFI Group	10,300	57,474
Gleacher & Co. [a]	14,000	35,700
GMP Capital	6,000	52,473
HQ	7,200	51,091
Interactive Brokers Group Cl. A [a]	12,600	209,160
Investcorp Bank GDR [a]	20,300	96,425
Jefferies Group	5,900	124,372
KBW [a]	4,500	96,480
Kim Eng Holdings	100,000	113,353
Lazard Cl. A	6,000	160,260

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 97

Schedules of Investments

Royce Financial Services Fund (continued)	Royce Dividend Value Fund

	SHARES	VALUE

Securities Brokers (continued)
MF Global Holdings [a]	16,000	$91,360
Mirae Asset Securities	1,081	47,362
Mizuho Securities	10,800	23,937
Numis Corporation	28,000	53,845
Oppenheimer Holdings Cl. A	4,300	102,985
Raymond James Financial	5,100	125,919
Samsung Securities	1,600	70,482
Sanders Morris Harris Group	18,200	101,010
Stifel Financial [a]	2,250	97,628
Thomas Weisel Partners Group [a]	9,600	56,544
Tokai Tokyo Securities	9,400	37,023
UOB-Kay Hian Holdings	95,000	100,507

Total (Cost $2,766,498)		2,333,338

Securities Exchanges - 2.7%
ASX	4,700	114,673
Hellenic Exchanges	10,500	55,333
Singapore Exchange	25,000	130,815

Total (Cost $351,413)		300,821

Software - 1.7%
Fair Isaac	8,400	183,036

Total (Cost $174,242)		183,036

Specialty Finance - 1.2%
Credit Acceptance [a]	1,066	51,989
World Acceptance [a]	2,000	76,620

Total (Cost $79,687)		128,609

TOTAL COMMON STOCKS
(Cost $11,678,979)		10,607,298

PREFERRED STOCK – 0.0%
†Bank of N.T. Butterfield & Son 0% Conv. [e]
(Cost $556)	459	478

REPURCHASE AGREEMENT – 3.4%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $366,000 (collateralized
by obligations of various U.S. Government
Agencies, 3.125% due 4/30/17, valued at $378,396)
(Cost $366,000)		366,000

TOTAL INVESTMENTS – 100.1%
(Cost $12,045,535)		10,973,776

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(5,747)

NET ASSETS – 100.0%		$10,968,029

	SHARES	VALUE
COMMON STOCKS – 91.7%

Consumer Products – 5.6%
Apparel, Shoes and Accessories - 2.0%
Guess?	7,100	$221,804
Marimekko	12,300	169,327
†Stella International Holdings	104,000	200,069
†Weyco Group	11,600	264,248
Wolverine World Wide	9,900	249,678

		1,105,126

Food/Beverage/Tobacco - 2.3%
Hormel Foods	7,400	299,552
Industrias Bachoco ADR	6,100	104,737
J & J Snack Foods	5,800	244,180
Lancaster Colony	4,700	250,792
Lindt & Spruengli	2	49,006
Sanderson Farms	5,400	273,996

		1,222,263

Home Furnishing and Appliances - 0.8%
American Woodmark	3,700	63,270
Ethan Allen Interiors	19,000	265,810
Hunter Douglas	2,500	90,884

		419,964

Sports and Recreation - 0.2%
Thor Industries	4,000	95,000

Other Consumer Products - 0.3%
Societe BIC	2,500	177,331

Total (Cost $2,995,751)		3,019,684

Consumer Services – 5.7%
Leisure and Entertainment - 0.9%
International Speedway Cl. A	9,700	249,872
World Wrestling Entertainment Cl. A	16,100	250,516

		500,388

Retail Stores - 4.8%
American Eagle Outfitters	32,500	381,875
Buckle (The)	16,750	543,035
Cato Corporation (The) Cl. A	17,273	380,352
Dress Barn (The) [a]	16,500	392,865
Family Dollar Stores	13,200	497,508
Le Chateau Cl. A	10,000	119,205
Lewis Group	18,000	137,779
Williams-Sonoma	5,100	126,582

		2,579,201

Total (Cost $2,824,640)		3,079,589

Financial Intermediaries – 18.3%
Banking - 2.3%
Banca Generali	4,200	40,067
†Bank of Hawaii	8,900	430,315
Bank of N.T. Butterfield & Son [a]	8,288	11,603
Bank Sarasin & Cie Cl. B	3,948	158,175
†City Holding Company	9,000	250,920
Fauquier Bankshares	4,400	67,100
Peapack-Gladstone Financial	2,205	25,799

98 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
†Popular [a]	100,500	$269,340

		1,253,319

Insurance - 9.1%
Allied World Assurance Company Holdings	8,300	376,654
Alterra Capital Holdings	13,500	253,530
Aspen Insurance Holdings	11,400	282,036
Berkley (W.R.)	5,600	148,176
Cincinnati Financial	4,700	121,589
Erie Indemnity Cl. A	8,100	368,550
Fidelity National Financial Cl. A	10,000	129,900
†First American Financial	9,300	117,924
Harleysville Group	13,000	403,390
†HCC Insurance Holdings	10,300	255,028
Marsh & McLennan	5,100	115,005
Montpelier Re Holdings	15,400	229,922
†NYMAGIC	20,000	385,800
Old Republic International	8,600	104,318
PartnerRe	6,400	448,896
Reinsurance Group of America	8,100	370,251
†StanCorp Financial Group	6,000	243,240
†United Fire & Casualty	11,900	235,858
Validus Holdings	7,337	179,170
White Mountains Insurance Group	400	129,680

		4,898,917

Real Estate Investment Trusts - 3.8%
Colony Financial	22,800	385,320
Cousins Properties	39,492	266,176
DCT Industrial Trust	23,400	105,768
Gladstone Commercial	3,800	62,092
HRPT Properties Trust [a]	25,000	155,250
Lexington Realty Trust	120,206	722,438
National Health Investors	9,200	354,752

		2,051,796

Securities Brokers - 2.3%
Egyptian Financial Group-Hermes Holding	48,000	246,957
GMP Capital	6,500	56,845
Lazard Cl. A	16,700	446,057
Raymond James Financial	4,800	118,512
Sanders Morris Harris Group	72,000	399,600

		1,267,971

Securities Exchanges - 0.8%
†TMX Group	16,100	420,289

Total (Cost $10,079,784)		9,892,292

Financial Services – 13.8%
Information and Processing - 2.3%
Fiserv [a]	2,000	91,320
Interactive Data	4,400	146,872
SEI Investments	25,000	509,000
Total System Services	34,300	466,480
Value Line	3,000	54,420

		1,268,092

	SHARES	VALUE
Financial Services (continued)
Insurance Brokers - 1.5%
Brown & Brown	26,000	$497,640
Willis Group Holdings	10,300	309,515

		807,155

Investment Management - 9.5%
A.F.P. Provida ADR	3,200	135,232
†Affiliated Managers Group [a]	6,800	413,236
AGF Management Cl. B	8,900	119,636
AllianceBernstein Holding L.P.	30,000	775,200
Apollo Investment	7,300	68,109
†Artio Global Investors Cl. A	25,000	393,500
Ashmore Group	28,000	100,741
Cohen & Steers	14,200	294,508
†Epoch Holding Corporation	15,600	191,412
Federated Investors Cl. B	31,300	648,223
Gluskin Sheff + Associates	9,200	146,917
Invesco	4,000	67,320
Investec	9,600	64,567
†Jupiter Fund Management [a]	254,700	688,791
Och-Ziff Capital Management Group Cl. A	16,100	202,699
Partners Group Holding	500	60,334
Sprott	47,900	161,084
U.S. Global Investors Cl. A	10,500	58,275
VZ Holding	1,000	80,827
Waddell & Reed Financial Cl. A	6,600	144,408
Westwood Holdings Group	9,673	340,006

		5,155,025

Other Financial Services - 0.5%
Kennedy-Wilson Holdings [a]	24,298	245,410

Total (Cost $7,598,698)		7,475,682

Health – 3.3%
Commercial Services - 0.2%
OdontoPrev	3,200	111,513

Drugs and Biotech - 1.2%
Boiron	1,500	52,778
Pharmaceutical Product Development	17,500	444,675
Recordati	20,000	140,164

		637,617

Health Services - 0.8%
Chemed Corporation	7,600	415,264

Medical Products and Devices - 1.1%
Carl Zeiss Meditec	9,500	129,922
Fielmann	3,200	242,014
†Pall Corporation	6,900	237,153

		609,089

Total (Cost $1,614,512)		1,773,483

Industrial Products – 17.6%
Automotive - 0.1%
Xinyi Glass Holdings	130,000	48,546

Building Systems and Components - 1.4%
AAON	14,900	347,319
Preformed Line Products	10,100	282,295

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 99

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Building Systems and Components (continued)
WaterFurnace Renewable Energy	6,000	$150,317

		779,931

Construction Materials - 0.5%
Duratex	13,741	124,849
Geberit	1,000	155,073

		279,922

Industrial Components - 1.2%
Amphenol Corporation Cl. A	5,100	200,328
CLARCOR	6,200	220,224
Deswell Industries	11,000	40,700
Donaldson Company	4,500	191,925

		653,177

Machinery - 3.5%
Burckhardt Compression Holding	1,600	281,964
Franklin Electric	3,000	86,460
Hardinge	5,000	42,600
Lincoln Electric Holdings	3,100	158,069
Nordson Corporation	7,700	431,816
Regal-Beloit	3,400	189,652
Spirax-Sarco Engineering	9,500	192,299
Tennant Company	15,300	517,446

		1,900,306

Metal Fabrication and Distribution - 2.8%
Carpenter Technology	5,100	167,433
†Commercial Metals	14,400	190,368
CompX International Cl. A	12,900	127,065
Kennametal	10,000	254,300
Reliance Steel & Aluminum	10,000	361,500
Sims Metal Management ADR	13,150	186,204
Steel Dynamics	16,000	211,040

		1,497,910

Miscellaneous Manufacturing - 2.3%
†AZZ	10,900	400,793
Rational	1,000	154,441
Raven Industries	7,400	249,454
†Valmont Industries	6,000	435,960

		1,240,648

Paper and Packaging - 1.5%
AptarGroup	6,800	257,176
Greif Cl. A	10,300	572,062

		829,238

Pumps, Valves and Bearings - 2.1%
Gardner Denver	7,600	338,884
Graco	11,400	321,366
Kaydon Corporation	15,000	492,900

		1,153,150

Specialty Chemicals and Materials - 1.8%
Balchem Corporation	14,050	351,250
Cabot Corporation	6,500	156,715
Quaker Chemical	12,600	341,334
Victrex	7,500	121,857

		971,156

	SHARES	VALUE
Industrial Products (continued)
Textiles - 0.2%
Interface Cl. A	8,000	$85,920

Other Industrial Products - 0.2%
MTS Systems	3,500	101,500

Total (Cost $9,031,102)		9,541,404

Industrial Services – 9.6%
Commercial Services - 6.7%
Brink’s Company (The)	16,700	317,801
Corporate Executive Board	3,900	102,453
†Electro Rent	15,900	203,361
Grupo Aeroportuario del Centro Norte
ADR	14,600	184,690
Grupo Aeroportuario del Pacifico ADR	16,500	479,325
Hewitt Associates Cl. A [a]	7,200	248,112
Kelly Services Cl. A [a]	35,600	529,372
Landauer	4,700	286,136
†Manpower	10,000	431,800
MAXIMUS	7,500	434,025
Michael Page International	36,000	198,712
†Pico Far East Holdings	1,278,000	232,706

		3,648,493

Engineering and Construction - 0.3%
Skyline Corporation	9,700	174,697

Industrial Distribution - 0.8%
Applied Industrial Technologies	2,100	53,172
Grainger (W.W.)	400	39,780
Houston Wire & Cable	10,300	111,755
†Mine Safety Appliances	10,000	247,800

		452,507

Printing - 0.5%
Domino Printing Sciences	36,000	243,919

Transportation and Logistics - 1.1%
Arkansas Best	8,500	176,375
Landstar System	5,500	214,445
Pacer International [a]	8,000	55,920
UTi Worldwide	11,400	141,132

		587,872

Other Industrial Services - 0.2%
US Ecology	7,700	112,189

Total (Cost $5,104,559)		5,219,677

Natural Resources – 7.4%
Energy Services - 3.3%
Ensign Energy Services	4,600	54,100
Exterran Partners L.P.	6,404	144,154
Helmerich & Payne	8,200	299,464
Lamprell	71,000	225,951
Lufkin Industries	7,400	288,526
Oil States International [a]	9,600	379,968
Tidewater	10,500	406,560

		1,798,723

Oil and Gas - 2.3%
Cimarex Energy	2,600	186,108

100 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
Energen Corporation	13,000	$576,290
†Pioneer Southwest Energy Partners
L.P.	17,800	440,550
Plains All American Pipeline L.P.	1,100	64,570

		1,267,518

Precious Metals and Mining - 1.0%
Fresnillo	18,000	260,049
Natural Resource Partners L.P.	3,000	70,920
Randgold Resources ADR	1,900	180,025

		510,994

Other Natural Resources - 0.8%
China Forestry Holdings	1,220,000	437,640

Total (Cost $3,460,320)		4,014,875

Technology – 5.3%
Aerospace and Defense - 0.7%
Ducommun	6,600	112,860
HEICO Corporation Cl. A	9,250	249,288

		362,148

Components and Systems - 1.3%
AVX Corporation	21,000	269,220
Diebold	13,800	376,050
Vaisala Cl. A	3,300	74,966

		720,236

Internet Software and Services - 0.7%
EarthLink	46,700	371,732

IT Services - 0.9%
†iGATE Corporation	20,000	256,400
Jack Henry & Associates	10,700	255,516

		511,916

Semiconductors and Equipment - 0.4%
Analog Devices	7,000	195,020
Cognex Corporation	3,000	52,740

		247,760

Software - 1.1%
Blackbaud	3,900	84,903
National Instruments	15,600	495,768

		580,671

Telecommunications - 0.2%
ADTRAN	3,300	89,991

Total (Cost $2,790,832)		2,884,454

Utilities – 0.3%
Northeast Utilities	4,100	104,468
UGI Corporation	2,000	50,880

Total (Cost $142,288)		155,348

Miscellaneous [d] – 4.8%
Total (Cost $3,057,397)		2,628,168

TOTAL COMMON STOCKS
(Cost $48,699,883)		49,684,656

	SHARES	VALUE
PREFERRED STOCK – 0.0%
†Bank of N.T. Butterfield & Son 0% Conv. [e]
(Cost $422)	350	$364

REPURCHASE AGREEMENT – 6.4%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $3,447,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.125% due 6/30/11, valued at
$3,536,325)
(Cost $3,447,000)		3,447,000

TOTAL INVESTMENTS – 98.1%
(Cost $52,147,305)		53,132,020

CASH AND OTHER ASSETS LESS LIABILITIES – 1.9%		1,017,107

NET ASSETS – 100.0%		$54,149,127

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 101

Schedules of Investments

Royce European Smaller-Companies Fund

	SHARES	VALUE

COMMON STOCKS – 92.2%

Australia – 2.2%
Centamin Egypt [a]	65,000	$158,197

Total (Cost $90,689)		158,197

Austria – 4.8%
Mayr-Melnhof Karton	2,000	178,082
Semperit AG Holding	5,000	170,958

Total (Cost $380,386)		349,040

Belgium – 3.8%
EVS Broadcast Equipment	2,700	108,535
GIMV	1,700	76,848
Sipef	1,600	91,853

Total (Cost $357,785)		277,236

Denmark – 1.9%
H Lundbeck	10,000	136,207

Total (Cost $175,178)		136,207

Egypt – 1.8%
Egyptian Financial Group-Hermes Holding	25,000	128,623

Total (Cost $151,259)		128,623

Finland – 4.5%
Marimekko	4,200	57,819
Nokian Renkaat	2,000	48,981
Ponsse	7,500	74,981
Vacon	1,000	41,669
Vaisala Cl. A	4,500	102,227

Total (Cost $371,855)		325,677

France – 9.7%
Beneteau [a]	5,500	70,413
Boiron	2,000	70,370
Manutan International	1,800	90,949
†Meetic	2,500	63,517
Piscines Desjoyaux	6,500	57,632
Societe BIC	500	35,466
Societe Internationale de Plantations d’Heveas	2,200	144,161
Vetoquinol	3,000	85,498
Virbac	800	84,984

Total (Cost $734,234)		702,990

Germany – 10.5%
AS Creation Tapeten	2,000	72,762
Carl Zeiss Meditec	8,000	109,408
Deutsche Beteiligungs	2,700	61,495
Fuchs Petrolub	1,200	102,480
†KWS Saat	375	55,183
Pfeiffer Vacuum Technology	2,400	176,753
	SHARES	VALUE

Germany (continued)
Rational	400	$61,776
Takkt	12,000	123,754

Total (Cost $876,224)		763,611

Greece – 0.7%
Hellenic Exchanges	9,500	50,063

Total (Cost $103,807)		50,063

Hong Kong – 1.6%
Asian Citrus Holdings	165,000	119,913

Total (Cost $88,441)		119,913

Ireland – 0.5%
Charter International	4,300	40,183

Total (Cost $26,305)		40,183

Italy – 1.4%
Recordati	10,000	70,082
Tod’s	500	31,522

Total (Cost $110,196)		101,604

Jersey – 1.8%
Randgold Resources	1,400	133,109

Total (Cost $61,273)		133,109

Mexico – 2.0%
Fresnillo	10,000	144,472

Total (Cost $76,763)		144,472

Netherlands – 2.2%
Fugro	1,866	85,320
Hunter Douglas	2,000	72,708

Total (Cost $222,443)		158,028

Norway – 1.9%
Ekornes	2,000	38,996
Fred Olsen Energy	4,000	102,479

Total (Cost $187,411)		141,475

Peru – 2.8%
Hochschild Mining	45,000	204,361

Total (Cost $179,376)		204,361

South Africa – 6.6%
Bell Equipment [a]	75,000	90,157
Discovery Holdings	15,000	68,370
Lewis Group	14,000	107,162
Net 1 UEPS Technologies [a]	2,000	26,820
Northam Platinum	13,500	79,307
†Raubex Group	42,500	104,601

Total (Cost $464,378)		476,417

102 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Sweden – 1.2%
Lundin Petroleum [a]	20,000	$87,221

Total (Cost $127,766)		87,221

Switzerland – 10.4%
Bank Sarasin & Cie Cl. B	2,468	98,879
Banque Privee Edmond de Rothschild	4	88,382
Burckhardt Compression Holding	1,100	193,850
Inficon Holding	600	77,361
Julius Baer Group	1,100	31,318
Partners Group Holding	900	108,601
†Sika	55	97,204
VZ Holding	700	56,579

Total (Cost $759,672)		752,174

Turkey – 1.8%
†Ford Otomotiv Sanayi	10,000	64,343
†Mardin Cimento Sanayii Ve Ticaret	14,000	66,010

Total (Cost $147,470)		130,353

United Arab Emirates – 2.4%
Lamprell	55,000	175,033

Total (Cost $99,257)		175,033

United Kingdom – 15.7%
†African Barrick Gold [a]	10,000	94,091
Ashmore Group	45,800	164,784
Begbies Traynor	65,000	54,750
Diploma	25,000	84,542
Domino Printing Sciences	15,000	101,633
†ENSCO ADR	1,000	39,280
Hikma Pharmaceuticals	6,000	63,612
†Jupiter Fund Management [a]	64,500	174,429
Michael Page International	14,000	77,277
Rotork	3,000	56,698
Spirax-Sarco Engineering	3,500	70,847
†Spirent Communications	33,500	53,956
†Ted Baker	7,500	60,617
Victrex	2,800	45,493

Total (Cost $1,066,207)		1,142,009

TOTAL COMMON STOCKS
(Cost $6,858,375)		6,697,996

REPURCHASE AGREEMENT – 5.7%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $414,000 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $428,188) Cost $414,000)		414,000

VALUE

TOTAL INVESTMENTS – 97.9%
(Cost $7,272,375)	$7,111,996

CASH AND OTHER ASSETS LESS LIABILITIES – 2.1%	151,165

NET ASSETS – 100.0%	$7,263,161

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 103

Schedules of Investments

Royce Global Value Fund

	SHARES	VALUE

COMMON STOCKS – 95.1%

Australia – 1.9%
†Centamin Egypt [a]	395,000	$961,017

Total (Cost $880,364)		961,017

Austria – 5.3%
Mayr-Melnhof Karton	16,000	1,424,655
Semperit AG Holding	37,500	1,282,188

Total (Cost $2,743,923)		2,706,843

Belgium – 4.1%
†EVS Broadcast Equipment	15,000	602,973
GIMV	14,500	655,463
Sipef	15,000	861,124

Total (Cost $2,347,702)		2,119,560

Brazil – 0.9%
Amil Participacoes	58,000	470,748

Total (Cost $316,831)		470,748

Canada – 14.0%
Major Drilling Group International	70,000	1,426,236
Pason Systems	80,000	849,937
Red Back Mining [a]	28,200	712,848
Seabridge Gold [a]	31,500	974,925
Silver Standard Resources [a]	41,000	731,850
Sprott	175,000	588,511
Tesco Corporation [a]	80,000	982,400
Trican Well Service	68,500	877,042

Total (Cost $7,855,909)		7,143,749

Cayman Islands – 0.2%
Endeavour Financial	55,000	113,663

Total (Cost $78,685)		113,663

China – 2.9%
China Forestry Holdings	1,000,000	358,722
†E-House China Holdings ADR	38,000	562,780
3SBio ADR [a]	50,000	581,500

Total (Cost $1,261,620)		1,503,002

Denmark – 1.2%
H Lundbeck	45,000	612,932

Total (Cost $854,644)		612,932

Egypt – 1.5%
Egyptian Financial Group-Hermes Holding	145,000	746,015

Total (Cost $820,254)		746,015

France – 3.4%
Boiron	15,000	527,777
†Meetic	8,094	205,644
	SHARES	VALUE

France (continued)
Societe Internationale de Plantations d’Heveas	15,000	$982,914

Total (Cost $1,590,900)		1,716,335

Germany – 5.3%
†Aixtron	19,800	469,127
Carl Zeiss Meditec	70,000	957,318
Pfeiffer Vacuum Technology	11,000	810,119
Rational	3,000	463,322

Total (Cost $2,523,809)		2,699,886

Hong Kong – 7.5%
Asian Citrus Holdings	910,000	653,311
Citic 1616 Holdings	2,200,000	588,942
Luk Fook Holdings (International)	702,000	881,035
†Sino-Forest Corporation [a]	30,000	426,378
Value Partners Group	2,000,000	1,259,493

Total (Cost $3,347,131)		3,809,159

Indonesia – 0.8%
†PT Charoen Pokphand Indonesia	1,110,000	430,570

Total (Cost $425,394)		430,570

Japan – 4.4%
†Nomura Research Institute	37,000	782,220
†Santen Pharmaceutical	40,000	1,439,398

Total (Cost $2,115,235)		2,221,618

Mexico – 3.0%
Fresnillo	50,200	725,248
Industrias Bachoco ADR	46,000	789,820

Total (Cost $1,476,783)		1,515,068

Peru – 2.6%
Hochschild Mining	287,500	1,305,639

Total (Cost $1,392,986)		1,305,639

South Africa – 5.6%
Aquarius Platinum	125,000	606,397
Lewis Group	85,000	650,625
Northam Platinum	125,000	734,328
†Raubex Group	350,000	861,420

Total (Cost $2,724,556)		2,852,770

South Korea – 0.8%
†MegaStudy Company	3,000	395,817

Total (Cost $443,553)		395,817

Switzerland – 5.9%
Burckhardt Compression Holding	7,000	1,233,593
Partners Group Holding	7,500	905,006

104 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce SMid-Cap Value Fund

	SHARES	VALUE

Switzerland (continued)
†Sika	500	$883,675

Total (Cost $2,709,183)		3,022,274

Turkey – 0.7%
†Mardin Cimento Sanayii Ve Ticaret	80,000	377,199

Total (Cost $411,688)		377,199

United Arab Emirates – 2.2%
Lamprell	350,000	1,113,845

Total (Cost $773,232)		1,113,845

United Kingdom – 6.3%
Ashmore Group	254,500	915,666
Aveva Group	15,000	251,159
†ENSCO ADR	20,400	801,312
†Jupiter Fund Management [a]	461,600	1,248,315

Total (Cost $2,884,996)		3,216,452

United States – 14.6%
Gardner Denver	12,500	557,375
GrafTech International [a]	85,000	1,242,700
Jacobs Engineering Group [a]	13,600	495,584
Knight Capital Group Cl. A [a]	60,000	827,400
Lincoln Electric Holdings	13,100	667,969
Sanderson Farms	25,000	1,268,500
Schnitzer Steel Industries Cl. A	24,500	960,400
U.S. Global Investors Cl. A	115,200	639,360
Unit Corporation [a]	19,500	791,505

Total (Cost $8,050,567)		7,450,793

TOTAL COMMON STOCKS
(Cost $48,029,945)		48,504,954

REPURCHASE AGREEMENT – 5.1%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $2,590,000 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $2,654,763) (Cost $2,590,000)		2,590,000

TOTAL INVESTMENTS – 100.2%
(Cost $50,619,945)		51,094,954

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(112,164)

NET ASSETS – 100.0%		$50,982,790

	SHARES	VALUE

COMMON STOCKS – 88.3%

Consumer Products – 6.8%
Food/Beverage/Tobacco - 5.2%
American Italian Pasta Cl. A [a]	2,800	$148,036
†Sanderson Farms	1,700	86,258

		234,294

Sports and Recreation - 1.6%
Thor Industries	3,000	71,250

Total (Cost $274,314)		305,544

Consumer Services – 8.1%
Retail Stores - 8.1%
American Eagle Outfitters	2,700	31,725
Dollar Tree [a]	600	24,978
Dress Barn (The) [a]	700	16,667
Family Dollar Stores	3,200	120,608
GameStop Corporation Cl. A [a]	7,200	135,288
O’Reilly Automotive [a]	750	35,670

Total (Cost $397,861)		364,936

Financial Intermediaries – 7.6%
Banking - 4.2%
Comerica	2,100	77,343
†Huntington Bancshares	7,900	43,766
†Popular [a]	25,000	67,000

		188,109

Insurance - 2.2%
PartnerRe	1,400	98,196

Securities Exchanges - 1.2%
†TMX Group	2,200	57,431

Total (Cost $399,616)		343,736

Financial Services – 10.1%
Information and Processing - 2.3%
SEI Investments	5,000	101,800

Investment Management - 7.8%
AllianceBernstein Holding L.P.	1,710	44,186
†Artio Global Investors Cl. A	2,900	45,646
†Ashmore Group	26,500	95,345
Federated Investors Cl. B	5,000	103,550
†Value Partners Group	100,000	62,975

		351,702

Total (Cost $464,926)		453,502

Health – 1.7%
Commercial Services - 1.0%
Schein (Henry) [a]	800	43,920

Drugs and Biotech - 0.7%
Endo Pharmaceuticals Holdings [a]	1,500	32,730

Total (Cost $74,566)		76,650

Industrial Products – 17.7%
Automotive - 1.1%
Autoliv [a]	1,000	47,850

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 105

Schedules of Investments

Royce SMid-Cap Value Fund (continued)

	SHARES	VALUE

Industrial Products (continued)
Industrial Components - 5.2%
GrafTech International [a]	8,300	$121,346
PerkinElmer	2,680	55,396
Thomas &Betts [a]	1,700	58,990

		235,732

Metal Fabrication and Distribution - 5.3%
Kennametal	2,600	66,118
Reliance Steel & Aluminum	2,700	97,605
Schnitzer Steel Industries Cl. A	1,900	74,480

		238,203

Paper and Packaging - 3.0%
Greif Cl. A	2,400	133,296

Specialty Chemicals and Materials - 3.1%
Lubrizol Corporation (The)	1,740	139,739

Total (Cost $843,850)		794,820

Industrial Services – 2.7%
Engineering and Construction - 1.9%
†Jacobs Engineering Group [a]	2,400	87,456

Transportation and Logistics - 0.8%
Kirby Corporation [a]	900	34,425

Total (Cost $131,100)		121,881

Natural Resources – 17.8%
Energy Services - 7.7%
ENSCO ADR	4,310	169,297
Pason Systems	9,400	99,867
Unit Corporation [a]	1,900	77,121

		346,285

Precious Metals and Mining - 10.1%
†Centamin Egypt [a]	52,200	127,000
†Hochschild Mining	21,000	95,369
Pan American Silver	5,000	126,400
Seabridge Gold [a]	3,500	108,325

		457,094

Total (Cost $811,096)		803,379

Technology – 15.8%
Aerospace and Defense - 0.8%
Rockwell Collins	650	34,534

Components and Systems - 5.1%
AVX Corporation	9,400	120,508
Plexus Corporation [a]	1,100	29,414
†Western Digital [a]	2,600	78,416

		228,338

Distribution - 1.3%
Arrow Electronics [a]	2,600	58,110

IT Services - 1.4%
SRA International Cl. A [a]	3,200	62,944

Semiconductors and Equipment - 4.9%
†Aixtron ADR	1,300	30,979
International Rectifier [a]	4,642	86,388
	SHARES	VALUE

Technology (continued)
Semiconductors and Equipment (continued)
†Micrel	10,300	$104,854

		222,221

Software - 0.2%
CA	600	11,040

Telecommunications - 2.1%
ADTRAN	2,000	54,540
Citic 1616 Holdings	156,500	41,895

		96,435

Total (Cost $723,363)		713,622

TOTAL COMMON STOCKS
(Cost $4,120,692)		3,978,070

REPURCHASE AGREEMENT – 12.2%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $548,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.125% due 6/30/11, valued at $564,200)
(Cost $548,000)		548,000

TOTAL INVESTMENTS – 100.5%
(Cost $4,668,692)		4,526,070

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(21,395)

NET ASSETS – 100.0%		$4,504,675

106 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce International Smaller-Companies Fund

	SHARES	VALUE

COMMON STOCKS – 91.9%

Australia – 1.9%
ASX	1,000	$24,398
†Centamin Egypt [a]	40,000	97,318
IOOF Holdings	10,000	49,695
Platinum Asset Management	8,300	32,386
Trust Company	6,800	31,469

Total (Cost $216,305)		235,266

Austria – 2.3%
Mayr-Melnhof Karton	1,700	151,370
Semperit AG Holding	3,700	126,509

Total (Cost $300,813)		277,879

Belgium – 1.6%
EVS Broadcast Equipment	2,400	96,476
†GIMV	1,000	45,204
Sipef	1,050	60,279

Total (Cost $235,959)		201,959

Bermuda – 1.4%
Enstar Group [a]	1,500	99,660
†Golar LNG	3,800	37,506
Lazard Cl. A	1,100	29,381

Total (Cost $164,412)		166,547

Brazil – 2.0%
Duratex	5,000	45,429
†Grendene	20,000	85,873
†Kroton Educacional [a]	10,000	73,961
Saraiva SA Livreiros Editores	2,000	41,330

Total (Cost $224,391)		246,593

British Virgin Islands – 0.2%
UTi Worldwide	2,500	30,950

Total (Cost $39,571)		30,950

Canada – 10.4%
AGF Management Cl. B	4,000	53,769
†Celestica [a]	7,000	56,420
Dundee Corporation Cl. A [a]	5,400	61,733
DundeeWealth	3,000	38,100
Ensign Energy Services	4,000	47,043
Gildan Activewear [a]	2,500	71,625
Gluskin Sheff + Associates	2,700	43,117
GMP Capital	2,500	21,864
Ivanhoe Mines [a]	2,900	37,816
Magma Energy [a]	33,000	41,229
Major Drilling Group International	4,500	91,687
Onex Corporation	1,100	26,442
Pan American Silver	2,300	58,144
Pason Systems	4,500	47,809
Red Back Mining [a]	1,000	25,278
Ritchie Bros. Auctioneers	3,500	63,770
	SHARES	VALUE

Canada (continued)
Seabridge Gold [a]	1,300	$40,235
ShawCor Cl. A	2,300	58,011
†SouthGobi Resources [a]	5,000	59,616
Sprott	14,000	47,081
Terra Nova Royalty [a]	5,600	46,648
TMX Group	4,175	108,988
Trican Well Service	8,700	111,391
Urbana Corporation [a]	12,400	17,472

Total (Cost $1,220,616)		1,275,288

Cayman Islands – 0.5%
Greenlight Capital Re Cl. A [a]	2,500	62,975

Total (Cost $32,727)		62,975

China – 3.9%
Ajisen China Holdings	35,000	38,878
China Forestry Holdings	119,000	42,688
Duoyuan Global Water ADR [a]	1,100	19,360
E-House China Holdings ADR	4,500	66,645
Golden Eagle Retail Group	20,000	41,960
Hollysys Automation Technologies [a]	3,900	35,139
Jinpan International	4,000	60,640
Kingdee International Software Group	142,000	53,543
Simcere Pharmaceutical Group ADR [a]	3,000	24,840
Sinovac Biotech [a]	7,500	34,725
3SBio ADR [a]	3,500	40,705
Tianneng Power International	76,000	25,630

Total (Cost $441,279)		484,753

Denmark – 0.5%
†H Lundbeck	5,000	68,104

Total (Cost $84,943)		68,104

Egypt – 0.8%
Egyptian Financial Group-Hermes Holding	11,000	56,594
†Lecico Egypt	18,750	42,453

Total (Cost $95,904)		99,047

Finland – 1.3%
Marimekko	3,600	49,559
Nokian Renkaat	1,600	39,185
Vacon	700	29,168
Vaisala Cl. A	2,000	45,434

Total (Cost $183,545)		163,346

France – 5.5%
Beneteau [a]	5,000	64,012
Boiron	1,500	52,778
Bollore	225	35,963
Manutan International	1,200	60,633
†Meetic	2,500	63,517
†Paris Orleans et Cie	5,000	113,754

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 107

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE

France (continued)
†Piscines Desjoyaux	6,000	$53,198
Societe BIC	700	49,653
Societe Internationale de Plantations d’Heveas	1,400	91,739
Vetoquinol	1,750	49,874
Virbac	360	38,242

Total (Cost $708,355)		673,363

Germany – 3.8%
Carl Zeiss Meditec	7,500	102,570
Fuchs Petrolub	650	55,510
†KHD Humboldt Wedag International [a]	1,400	7,364
†KWS Saat	425	62,540
Pfeiffer Vacuum Technology	1,000	73,647
Rational	250	38,610
STRATEC Biomedical Systems	1,500	49,882
Takkt	7,000	72,190

Total (Cost $460,486)		462,313

Greece – 0.4%
Hellenic Exchanges	10,000	52,698

Total (Cost $96,280)		52,698

Hong Kong – 6.7%
†Asia Satellite Telecommunications Holdings	20,500	31,156
Asian Citrus Holdings	27,000	18,794
China Everbright International	59,000	24,791
China Green (Holdings)	45,000	45,116
China High Speed Transmission Equipment Group	11,000	23,133
Citic 1616 Holdings	275,000	73,618
Digital China Holdings	38,000	57,807
Huabao International Holdings	21,000	26,796
Luk Fook Holdings (International)	80,000	100,403
†Midland Holdings	69,100	56,482
Minth Group	28,000	33,125
Pico Far East Holdings	270,000	49,163
Sa Sa International Holdings	40,000	30,300
Sino Biopharmaceutical	70,000	27,068
†Sino-Forest Corporation [a]	4,500	63,957
†Stella International Holdings	30,000	57,712
Value Partners Group	160,000	100,759

Total (Cost $762,067)		820,180

India – 1.4%
†Graphite India	17,000	35,882
†Maharashtra Seamless	10,000	83,225
†Nava Bharat Ventures	5,500	49,635

Total (Cost $176,476)		168,742

Italy – 1.0%
Recordati	12,000	84,099
	SHARES	VALUE

Italy (continued)
Tod’s	600	$37,826

Total (Cost $117,236)		121,925

Japan – 11.1%
†Benesse Holdings	2,000	91,084
†Capcom Company	2,500	40,104
†Celsys	27	43,882
en-japan	23	28,082
†EPS Company	30	75,433
†FamilyMart Company	2,500	82,395
†Hogy Medical	1,300	63,142
Ito En	2,700	41,313
Japan Logistics Fund	3	23,360
kabu.com Securities	5,200	24,453
†Kao	1,900	44,665
Mizuho Securities	9,700	21,499
Mochida Pharmaceutical	2,300	21,893
†Moshi Moshi Hotline	3,000	65,730
Nihon Parkerizing	1,500	19,511
Nomura Research Institute	4,500	95,135
†Oriental Land	800	66,831
Osaka Securities Exchange	8	33,919
†Sankyo Company	1,200	54,199
†Santen Pharmaceutical	4,000	143,940
Shimano	1,000	42,836
SPARX Group [a]	380	33,335
Sundrug	1,100	26,686
Sysmex Corporation	400	22,715
THK Company	1,500	31,011
†TOTO	10,000	66,606
†Wacom Company	37	54,439

Total (Cost $1,364,949)		1,358,198

Jersey – 0.5%
Randgold Resources ADR	600	56,850

Total (Cost $26,176)		56,850

Luxembourg – 0.3%
Reinet Investments [a]	2,300	32,291

Total (Cost $33,411)		32,291

Mexico – 3.6%
†Alsea	45,000	42,067
Bolsa Mexicana de Valores	37,000	58,133
Desarrolladora Homex ADR [a]	1,200	30,288
Fresnillo	5,000	72,236
Grupo Aeroportuario del Centro Norte ADR	6,000	75,900
Grupo Aeroportuario del Pacifico ADR	2,500	72,625
Industrias Bachoco ADR	5,000	85,850

Total (Cost $357,744)		437,099

108 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Netherlands – 0.4%
Hunter Douglas	1,400	$50,895

Total (Cost $55,362)		50,895

Peru – 1.3%
Hochschild Mining	35,000	158,947

Total (Cost $157,533)		158,947

Puerto Rico – 1.4%
†Popular [a]	66,666	178,665

Total (Cost $198,946)		178,665

Singapore – 1.4%
ARA Asset Management	84,000	64,560
Biosensors International Group [a]	70,000	38,220
Kim Eng Holdings	21,300	24,144
Raffles Education [a]	200,000	40,451

Total (Cost $172,624)		167,375

South Africa – 3.7%
†Aquarius Platinum	12,000	58,214
Bell Equipment [a]	50,000	60,105
Brait	20,000	59,958
Lewis Group	10,000	76,544
Net 1 UEPS Technologies [a]	2,300	30,843
Northam Platinum	12,000	70,495
†Raubex Group	40,000	98,448

Total (Cost $476,134)		454,607

South Korea – 4.2%
Amorepacific Corporation	40	34,000
Binggrae Company	1,750	72,005
Green Cross	700	79,821
GS Home Shopping	1,000	62,465
MegaStudy Company	850	112,148
Mirae Asset Securities	530	23,221
Samsung Securities	550	24,228
†Sung Kwang Bend	3,500	56,615
Woongjin Coway	1,500	50,145

Total (Cost $577,005)		514,648

Sweden – 0.4%
Lundin Petroleum [a]	10,000	43,611

Total (Cost $57,451)		43,611

Switzerland – 6.1%
Bank Sarasin & Cie Cl. B	2,100	84,135
Banque Privee Edmond de Rothschild	3	66,286
Burckhardt Compression Holding	900	158,605
Julius Baer Group	2,000	56,942
Lindt & Spruengli	3	73,509
Partners Group Holding	1,300	156,868
†Sika	40	70,694
Vontobel Holding	1,200	31,799
	SHARES	VALUE

Switzerland (continued)
VZ Holding	600	$48,496

Total (Cost $750,482)		747,334

Taiwan – 0.6%
Chroma ATE	20,000	38,334
St. Shine Optical	5,000	39,853

Total (Cost $57,240)		78,187

Thailand – 0.7%
†Big C Supercenter	22,500	38,214
†Thai Beverage	263,000	52,391

Total (Cost $81,126)		90,605

Turkey – 1.6%
†Ford Otomotiv Sanayi	10,000	64,343
†Mardin Cimento Sanayii Ve Ticaret	17,000	80,155
†Vestel Beyaz Esya Sanayi Ve Ticaret	27,500	55,187

Total (Cost $245,686)		199,685

United Arab Emirates – 1.0%
Lamprell	40,000	127,296

Total (Cost $79,508)		127,296

United Kingdom – 7.6%
†African Barrick Gold [a]	10,900	102,559
Ashmore Group	40,900	147,154
Begbies Traynor	40,000	33,693
Domino Printing Sciences	10,000	67,755
†ENSCO ADR	2,600	102,128
Gartmore Group [a]	13,000	21,179
Hikma Pharmaceuticals	7,500	79,515
†Jupiter Fund Management [a]	45,400	122,776
Michael Page International	8,000	44,158
†Rotork	2,200	41,579
Spirax-Sarco Engineering	2,700	54,654
†Spirent Communications	38,000	61,204
Victrex	3,500	56,866

Total (Cost $892,385)		935,220

United States – 0.4%
WaterFurnace Renewable Energy	2,000	50,106

Total (Cost $44,460)		50,106

TOTAL COMMON STOCKS
(Cost $11,189,587)		11,293,547

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 109

Schedules of Investments

Royce International Smaller-Companies Fund (continued)	Royce Focus Value Fund

VALUE

REPURCHASE AGREEMENT – 7.2%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $878,000 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $901,713) (Cost $878,000)	$878,000

TOTAL INVESTMENTS – 99.1%
(Cost $12,067,587)	12,171,547

CASH AND OTHER ASSETS LESS LIABILITIES – 0.9%	111,861

NET ASSETS – 100.0%	$12,283,408

	SHARES	VALUE

COMMON STOCKS – 82.4%

Consumer Products – 7.5%
Apparel, Shoes and Accessories - 0.5%
Coach	1,000	$36,550

Food/Beverage/Tobacco - 5.2%
Cal-Maine Foods	5,000	159,650
Industrias Bachoco ADR	5,000	85,850
Sanderson Farms	2,000	101,480

		346,980

Sports and Recreation - 1.8%
†Thor Industries	5,000	118,750

Total (Cost $501,893)		502,280

Consumer Services – 3.1%
Retail Stores - 3.1%
Buckle (The)	3,000	97,260
†GameStop Corporation Cl. A [a]	6,000	112,740

Total (Cost $228,477)		210,000

Financial Intermediaries – 8.0%
Insurance - 4.7%
Berkshire Hathaway Cl. B [a]	4,000	318,760

Securities Brokers - 2.1%
Knight Capital Group Cl. A [a]	10,000	137,900

Securities Exchanges - 1.2%
†TMX Group	3,000	78,315

Total (Cost $490,467)		534,975

Financial Services – 9.8%
Information and Processing - 1.2%
†SEI Investments	4,000	81,440

Investment Management - 7.4%
†Artio Global Investors Cl. A	5,000	78,700
†Ashmore Group	25,000	89,948
Franklin Resources	1,500	129,285
Partners Group Holding	700	84,467
U.S. Global Investors Cl. A	20,000	111,000

		493,400

Other Financial Services - 1.2%
Kennedy-Wilson Holdings [a]	8,000	80,800

Total (Cost $688,157)		655,640

Industrial Products – 14.4%
Building Systems and Components - 1.1%
WaterFurnace Renewable Energy	3,000	75,158

Industrial Components - 2.6%
GrafTech International [a]	12,000	175,440

Metal Fabrication and Distribution - 7.4%
Horsehead Holding Corporation [a]	10,000	75,600
Nucor Corporation	3,000	114,840
Reliance Steel & Aluminum	4,000	144,600
Schnitzer Steel Industries Cl. A	4,000	156,800

		491,840

110 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Industrial Products (continued)
Pumps, Valves and Bearings - 1.0%
Gardner Denver	1,500	$66,885

Specialty Chemicals and Materials - 2.3%
Mosaic Company (The)	4,000	155,920

Total (Cost $930,574)		965,243

Industrial Services – 4.6%
Engineering and Construction - 2.2%
Jacobs Engineering Group [a]	4,000	145,760

Transportation and Logistics - 2.4%
Patriot Transportation Holding [a]	2,000	161,820

Total (Cost $315,525)		307,580

Natural Resources – 25.3%
Energy Services - 9.3%
† ENSCO ADR	5,000	196,400
†Noble Corporation	3,000	92,730
Pason Systems	5,500	58,433
Tesco Corporation [a]	4,000	49,120
†Trican Well Service	10,000	128,036
Unit Corporation [a]	2,500	101,475

		626,194

Oil and Gas - 1.8%
Exxon Mobil	2,200	125,554

Precious Metals and Mining - 13.3%
† Centamin Egypt [a]	60,000	145,977
†Cliffs Natural Resources	500	23,580
Fresnillo	7,000	101,130
Major Drilling Group International	5,000	101,874
Pan American Silver	6,000	151,680
Seabridge Gold [a]	7,500	232,125
Silver Standard Resources [a]	7,500	133,875

		890,241

Real Estate - 0.9%
PICO Holdings [a]	2,000	59,940

Total (Cost $1,494,461)		1,701,929

Technology – 9.7%
Components and Systems - 2.4%
†Western Digital [a]	3,500	105,560
†Xyratex [a]	4,000	56,600

		162,160

Semiconductors and Equipment - 2.5%
†Aixtron ADR	3,500	83,405
†Analog Devices	3,000	83,580

		166,985

Software - 3.0%
†CA	3,500	64,400
Microsoft Corporation	6,000	138,060

		202,460

Telecommunications - 1.8%
ADTRAN	2,000	54,540
	SHARES	VALUE

Technology (continued)
Telecommunications (continued)
Corning	4,000	$64,600
		119,140

Total (Cost $686,129)		650,745

TOTAL COMMON STOCKS
(Cost $5,335,683)		5,528,392

REPURCHASE AGREEMENT – 3.7%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $247,000 (collateralized by obligations of various U.S. Government Agencies, due 7/1/10, valued at $254,745) (Cost $247,000)		247,000

TOTAL INVESTMENTS – 86.1%
(Cost $5,582,683)		5,775,392

CASH AND OTHER ASSETS LESS LIABILITIES – 13.9%		931,684

NET ASSETS – 100.0%		$6,707,076

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 111

Schedules of Investments

Royce Partners Fund

	SHARES	VALUE

COMMON STOCKS – 92.2%

Consumer Products – 1.1%
Home Furnishing and Appliances - 1.1%
Hunter Douglas	400	$14,541

Total (Cost $10,494)		14,541

Consumer Services – 1.4%
Restaurants and Lodgings - 1.4%
Starbucks Corporation	800	19,440

Total (Cost $11,184)		19,440

Diversified Investment Companies – 4.4%
Exchange Traded Funds - 4.4%
UltraShort 20+ Year Treasury ProShares [a]	1,700	60,316

Total (Cost $80,334)		60,316

Financial Intermediaries – 21.5%
Banking - 7.5%
Bank of New York Mellon (The)	1,000	24,690
Bank Sarasin & Cie Cl. B	514	20,593
Northern Trust	500	23,350
†Popular [a]	8,333	22,333
State Street	400	13,528

		104,494

Insurance - 6.9%
Alleghany Corporation [a]	81	23,757
Erie Indemnity Cl. A	500	22,750
Marsh & McLennan	1,100	24,805
†Primerica [a]	1,100	23,584

		94,896

Real Estate Investment Trusts - 2.9%
Cousins Properties	2,855	19,243
†Lexington Realty Trust	3,500	21,035

		40,278

Securities Brokers - 2.9%
Egyptian Financial Group-Hermes Holding	1,000	5,145
FBR Capital Markets [a]	2,400	7,992
Lazard Cl. A	1,000	26,710

		39,847

Securities Exchanges - 1.3%
†TMX Group	700	18,273

Total (Cost $296,324)		297,788

Financial Services – 20.8%
Information and Processing - 7.5%
MasterCard Cl. A	100	19,953
Morningstar [a]	600	25,512
†SEI Investments	1,500	30,540
Western Union	1,900	28,329

		104,334

	SHARES	VALUE

Financial Services (continued)
Investment Management - 13.3%
†AllianceBernstein Holding L.P.	800	$20,672
Artio Global Investors Cl. A	1,000	15,740
Ashmore Group	4,500	16,191
Cohen & Steers	1,200	24,888
Invesco	1,100	18,513
†Jupiter Fund Management [a]	7,700	20,823
Partners Group Holding	100	12,067
T. Rowe Price Group	300	13,317
VZ Holding	300	24,248
Westwood Holdings Group	500	17,575

		184,034

Total (Cost $275,309)		288,368

Industrial Products – 9.3%
Automotive - 1.0%
†Toyota Motor ADR	200	13,714

Industrial Components - 2.4%
Amphenol Corporation Cl. A	300	11,784
GrafTech International [a]	1,500	21,930

		33,714

Machinery - 1.2%
Spirax-Sarco Engineering	800	16,194

Metal Fabrication and Distribution - 1.9%
Nucor Corporation	700	26,796

Miscellaneous Manufacturing - 1.6%
†Valmont Industries	300	21,798

Pumps, Valves and Bearings - 1.2%
Graco	600	16,914

Total (Cost $117,649)		129,130

Industrial Services – 17.9%
Commercial Services - 7.9%
Brink’s Company (The)	1,100	20,933
Copart [a]	800	28,648
Manpower	400	17,272
Ritchie Bros. Auctioneers	1,300	23,686
Sotheby’s	800	18,296

		108,835

Engineering and Construction - 2.5%
Fluor Corporation	800	34,000

Food, Tobacco and Agriculture - 2.5%
Potash Corporation of Saskatchewan	400	34,496

Transportation and Logistics - 5.0%
C. H. Robinson Worldwide	300	16,698
Expeditors International of Washington	500	17,255
Landstar System	500	19,495
Patriot Transportation Holding [a]	200	16,182

		69,630

Total (Cost $253,575)		246,961

Natural Resources – 8.2%
Energy Services - 3.3%
CARBO Ceramics	400	28,876
112 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Mid-Cap Fund

	SHARES	VALUE

Natural Resources (continued)
Energy Services (continued)
Schlumberger	300	$16,602

		45,478

Oil and Gas - 0.7%
Transocean [a]	200	9,266

Precious Metals and Mining - 3.4%
Randgold Resources ADR	500	47,375

Other Natural Resources - 0.8%
Magma Energy [a]	9,000	11,244

Total (Cost $85,018)		113,363

Technology – 5.2%
Components and Systems - 2.2%
†Diebold	1,100	29,975

Software - 2.1%
†Fair Isaac	800	17,432
Microsoft Corporation	500	11,505

		28,937

Telecommunications - 0.9%
Corning	800	12,920

Total (Cost $69,995)		71,832

Miscellaneous [d] – 2.4%
Total (Cost $38,273)		33,206

TOTAL COMMON STOCKS
(Cost $1,238,155)		1,274,945

REPURCHASE AGREEMENT – 8.1%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $112,000 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $115,863) (Cost $112,000)		112,000

TOTAL INVESTMENTS – 100.3%
(Cost $1,350,155)		1,386,945

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(3,597)

NET ASSETS – 100.0%		$1,383,348

	SHARES	VALUE

COMMON STOCKS – 93.5%

Consumer Products – 3.7%
Food/Beverage/Tobacco - 2.1%
†J.M. Smucker Company (The)	1,300	$78,286

Sports and Recreation - 1.6%
†Hasbro	1,500	61,650

Total (Cost $130,318)		139,936

Consumer Services – 10.7%
Retail Stores - 9.5%
†Advance Auto Parts	800	40,144
†American Eagle Outfitters	6,600	77,550
†Dollar Tree [a]	2,700	112,401
†GameStop Corporation Cl. A [a]	2,800	52,612
†O’Reilly Automotive [a]	1,550	73,718

		356,425

Other Consumer Services - 1.2%
†Apollo Group Cl. A [a]	1,000	42,470

Total (Cost $415,210)		398,895

Financial Intermediaries – 6.5%
Banking - 2.5%
†Cullen/Frost Bankers	600	30,840
†Marshall & Ilsley	3,800	27,284
†Popular [a]	12,700	34,036

		92,160

Insurance - 1.7%
†Lincoln National	1,500	36,435
†PartnerRe	400	28,056

		64,491

Securities Brokers - 2.3%
†TD AMERITRADE Holding Corporation [a]	5,600	85,680

Total (Cost $290,163)		242,331

Financial Services – 3.9%
Information and Processing - 1.4%
†SEI Investments	2,500	50,900

Investment Management - 2.5%
†Partners Group Holding	300	36,200
†T. Rowe Price Group	1,300	57,707

		93,907

Total (Cost $159,443)		144,807

Health – 8.9%
Drugs and Biotech - 4.6%
†Biogen Idec [a]	2,400	113,880
†BioMarin Pharmaceutical [a]	3,000	56,880

		170,760

Medical Products and Devices - 4.3%
†Kinetic Concepts [a]	2,580	94,196
†Teleflex	1,250	67,850

		162,046

Total (Cost $377,338)		332,806

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 113

Schedules of Investments	June 30, 2010 (unaudited)

Royce Mid-Cap Fund (continued)

	SHARES	VALUE

Industrial Products – 20.6%
Automotive - 2.0%
†Autoliv [a]	1,600	$76,560

Industrial Components - 1.1%
†Precision Castparts	400	41,168

Metal Fabrication and Distribution - 3.6%
†Nucor Corporation	1,700	65,076
†Reliance Steel & Aluminum	1,900	68,685

		133,761

Paper and Packaging - 3.4%
†Greif Cl. A	2,300	127,742

Pumps, Valves and Bearings - 3.9%
†Flowserve Corporation	1,700	144,160

Specialty Chemicals and Materials - 5.2%
†Agrium	1,510	73,899
†FMC Corporation	1,200	68,916
†Lubrizol Corporation (The)	650	52,202

		195,017

Other Industrial Products - 1.4%
†Cooper Industries	1,200	52,800

Total (Cost $880,228)		771,208

Industrial Services – 11.1%
Commercial Services - 8.2%
†Cintas Corporation	2,950	70,711
†FTI Consulting [a]	1,700	74,103
†Manpower	2,200	94,996
†TeleTech Holdings [a]	5,200	67,028

		306,838

Engineering and Construction - 1.8%
†Jacobs Engineering Group [a]	1,900	69,236

Industrial Distribution - 1.1%
†MSC Industrial Direct Cl. A	800	40,528

Total (Cost $469,277)		416,602

Natural Resources – 17.2%
Energy Services - 5.0%
†ENSCO ADR	4,750	186,580

Oil and Gas - 5.8%
†EQT Corporation	1,950	70,473
†Questar Corporation	3,200	145,568

		216,041

	SHARES	VALUE

Natural Resources (continued)
Precious Metals and Mining - 6.4%
†African Barrick Gold [a]	3,400	$31,991
†Agnico-Eagle Mines	850	51,663
†IAMGOLD Corporation	2,800	49,504
†Kinross Gold	3,200	54,688
†Red Back Mining [a]	2,100	53,084

		240,930

Total (Cost $650,399)		643,551

Technology – 10.9%
Aerospace and Defense - 1.3%
†Goodrich Corporation	730	48,363

Components and Systems - 3.8%
† Western Digital [a]	4,700	141,752

Semiconductors and Equipment - 2.2%
†LSI Corporation [a]	8,300	38,180
†ON Semiconductor [a]	7,100	45,298

		83,478

Software - 3.6%
†Activision Blizzard	6,300	66,087
† CA	3,800	69,920

		136,007

Total (Cost $504,956)		409,600

TOTAL COMMON STOCKS
(Cost $3,877,332)		3,499,736

REPURCHASE AGREEMENT – 6.5%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $245,000 (collateralized by obligations of various U.S. Government Agencies, 3.125% due 4/30/17, valued at $252,264) (Cost $245,000)		245,000

TOTAL INVESTMENTS – 100.0%
(Cost $4,122,332)		3,744,736

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(159)

NET ASSETS – 100.0%		$3,744,577

†	New additions in 2010.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at June 30, 2010.
[c]	At June 30, 2010, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[d]	Includes securities first acquired in 2010 and less than 1% of net assets.
[e]	Securities for which market quotations are not readily available represent 0.0%, 0.0%, 0.0%, 0.0% and 0.0% of net assets for Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Financial Services Fund and Royce Dividend Value Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2010 market value.

114 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	June 30, 2010 (unaudited)

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies	$4,869,550,412	$956,452,058	$3,164,960,159	$2,921,628,802
Affiliated Companies	151,997,656	54,676,668	1,451,285,797	240,496,164
Repurchase agreements (at cost and value)	75,151,000	84,786,000	591,756,000	224,485,000
Cash and foreign currency	37,598	17,503	282	42,878
Receivable for investments sold	2,262,561	422,566	–	6,944,205
Receivable for capital shares sold	8,317,090	1,774,813	7,964,453	5,229,113
Receivable for dividends and interest	3,354,549	591,648	3,020,891	1,502,490
Prepaid expenses and other assets	1,531,803	5,176	28,089	19,930

Total Assets	5,112,202,669	1,098,726,432	5,219,015,671	3,400,348,582

LIABILITIES:
Payable for collateral on loaned securities	44,388,465	25,820,224	17,945,821	35,325,700
Payable for investments purchased	20,345,718	525,822	518,315	16,400,959
Payable for capital shares redeemed	4,551,061	905,466	7,130,489	5,824,251
Payable for investment advisory fees	3,283,118	1,195,011	4,332,023	3,255,506
Accrued expenses	1,732,011	507,246	1,101,744	1,180,471

Total Liabilities	74,300,373	28,953,769	31,028,392	61,986,887

Net Assets	$5,037,902,296	$1,069,772,663	$5,187,987,279	$3,338,361,695

ANALYSIS OF NET ASSETS:
Paid-in capital	$5,017,974,802	$1,068,448,418	$4,327,681,525	$3,104,324,469
Undistributed net investment income (loss)	9,559,078	(12,495,410)	(12,120,753)	(35,343,493)
Accumulated net realized gain (loss) on investments and foreign currency	(217,992,072)	(44,145,027)	63,621,577	(91,669,886)
Net unrealized appreciation (depreciation) on investments and foreign currency	228,360,488	57,964,682	808,804,930	361,050,605

Net Assets	$5,037,902,296	$1,069,772,663	$5,187,987,279	$3,338,361,695

Investment Class	$3,666,225,523	$831,879,255	$3,859,246,962	$93,811,756
Service Class	652,431,259	92,811,625	411,264,759	2,584,254,759
Consultant Class	704,656,199	145,081,783	59,990,146
Institutional Class			536,992,284	655,896,883
W Class			312,971,821
R Class	12,435,127		5,344,320	1,619,129
K Class	2,154,188		2,176,987	2,779,168

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	398,244,918	61,481,357	243,333,984	6,968,598
Service Class	71,205,447	6,916,705	26,257,384	192,540,782
Consultant Class	84,037,143	11,864,662	4,067,745
Institutional Class			33,648,545	48,684,978
W Class			19,693,656
R Class	1,379,434		343,229	121,715
K Class	258,103		262,933	320,093

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$9.21	$13.53	$15.86	$13.46
Service Class(1)	9.16	13.42	15.66	13.42
Consultant Class(1)	8.39	12.23	14.75
Institutional Class(2)			15.96	13.47
W Class(2)			15.89
R Class(1)	9.01		15.57	13.30
K Class(1)	8.35		8.28	8.68

* Investments at identified cost	$4,793,170,612	$953,057,319	$3,807,395,519	$2,801,042,837
Market value of loaned securities	42,438,271	24,484,481	17,148,683	32,969,376

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 115

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies	$3,675,000,439	$212,198,680	$1,601,470,498	$1,026,973,065
Affiliated Companies	40,870,656	–	80,110,220	283,148,714
Repurchase agreements (at cost and value)	191,834,000	735,000	97,309,000	255,033,000
Cash and foreign currency	28,895	160,518	418	666
Receivable for investments sold	14,464,370	1,292,141	12,434,899	–
Receivable for capital shares sold	6,049,765	314,600	2,276,663	22,493,957
Receivable for dividends and interest	6,046,344	188,297	405,401	1,072,828
Prepaid expenses and other assets	24,923	871	9,020	5,217

Total Assets	3,934,319,392	214,890,107	1,794,016,119	1,588,727,447

LIABILITIES:
Payable for collateral on loaned securities	2,565,008	3,341,743	59,851,265	–
Payable for investments purchased	20,872,114	1,475,284	14,424,290	14,890,125
Payable for capital shares redeemed	7,305,971	649,604	2,889,416	8,505,165
Payable for investment advisory fees	3,267,628	182,022	1,521,016	1,322,653
Accrued expenses	1,081,329	97,399	347,535	255,600

Total Liabilities	35,092,050	5,746,052	79,033,522	24,973,543

Net Assets	$3,899,227,342	$209,144,055	$1,714,982,597	$1,563,753,904

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,690,020,806	$201,804,615	$2,114,908,648	$1,428,356,149
Undistributed net investment income (loss)	54,395,282	525,765	(6,410,219)	5,423,036
Accumulated net realized gain (loss) on investments and foreign currency	(250,430,814)	(2,453,610)	(245,311,849)	10,661,394
Net unrealized appreciation (depreciation) on investments and foreign currency	405,242,068	9,267,285	(148,203,983)	119,313,325

Net Assets	$3,899,227,342	$209,144,055	$1,714,982,597	$1,563,753,904

Investment Class	$2,959,156,126	$9,617,277	$952,437,893	$1,081,910,556
Service Class	225,687,175	187,234,423	229,679,834	108,518,059
Consultant Class	341,207,264	8,517,280	9,223,198	27,151,906
Institutional Class	274,591,664		521,233,001	346,173,383
W Class	44,226,320
R Class	9,709,666	1,201,360	572,573
K Class	44,649,127	2,573,715	1,836,098

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	278,262,413	823,550	106,210,979	63,716,009
Service Class	21,232,290	16,108,616	26,228,819	6,404,161
Consultant Class	31,840,942	876,765	1,077,877	1,651,492
Institutional Class	25,846,787		57,790,217	20,448,681
W Class	4,152,384
R Class	907,451	132,671	65,260
K Class	5,363,089	282,709	224,706

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$10.63	$11.68	$8.97	$16.98
Service Class(1)	10.63	11.62	8.76	16.94
Consultant Class(1)	10.72	9.71	8.56	16.44
Institutional Class(2)	10.62		9.02	16.93
W Class(2)	10.65
R Class(1)	10.70	9.06	8.77
K Class(1)	8.33	9.10	8.17

* Investments at identified cost	$3,310,623,368	$202,929,891	$1,829,784,702	$1,190,808,455
Market value of loaned securities	2,437,160	3,216,408	56,449,663

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

116 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	Royce	Royce	Royce	Royce
	Value	Value Plus	100	Discovery
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies	$1,372,794,011	$2,421,919,003	$306,123,298	$2,746,193
Affiliated Companies	–	348,650,039	–	–
Repurchase agreements (at cost and value)	72,308,000	195,089,000	22,586,000	137,000
Cash and foreign currency	214	163	1,024	585
Receivable for investments sold	–	942,095	–	–
Receivable for capital shares sold	1,864,676	2,269,043	2,389,291	6,600
Receivable for dividends and interest	976,843	1,343,823	202,319	1,127
Prepaid expenses and other assets	7,481	17,337	743	18

Total Assets	1,447,951,225	2,970,230,503	331,302,675	2,891,523

LIABILITIES:
Payable for collateral on loaned securities	–	26,562,358	9,406,931	–
Payable for investments purchased	7,745,470	18,634,761	6,306,412	–
Payable for capital shares redeemed	2,284,990	7,411,413	281,966	–
Payable for investment advisory fees	1,246,443	2,485,874	269,155	–
Accrued expenses	532,715	1,102,415	120,033	9,560

Total Liabilities	11,809,618	56,196,821	16,384,497	9,560

Net Assets	$1,436,141,607	$2,914,033,682	$314,918,178	$2,881,963

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,538,455,851	$3,451,283,426	$301,430,107	$3,813,761
Undistributed net investment income (loss)	(698,363)	(16,396,330)	(445,504)	(887)
Accumulated net realized gain (loss) on investments and foreign currency	(134,865,403)	(320,866,724)	4,697,742	(604,805)
Net unrealized appreciation (depreciation) on investments and foreign currency	33,249,522	(199,986,690)	9,235,833	(326,106)

Net Assets	$1,436,141,607	$2,914,033,682	$314,918,178	$2,881,963

Investment Class	$80,996,333	$281,049,584	$46,484,748
Service Class	1,128,102,758	2,283,049,384	266,309,739	$2,881,963
Consultant Class	28,128,708	28,331,932
Institutional Class	174,454,688	319,414,399
R Class	16,102,255	705,471	1,137,344
K Class	8,356,865	1,482,912	986,347

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	8,254,941	25,610,774	6,034,452
Service Class	115,554,179	209,818,756	34,741,678	673,654
Consultant Class	2,977,310	2,687,176
Institutional Class	17,767,478	29,111,126
R Class	1,663,737	65,579	123,504
K Class	1,025,781	186,496	106,466

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$9.81	$10.97	$7.70
Service Class(1)	9.76	10.88	7.67	$4.28
Consultant Class(1)	9.45	10.54
Institutional Class(2)	9.82	10.97
R Class(1)	9.68	10.76	9.21
K Class(1)	8.15	7.95	9.26

* Investments at identified cost	$1,339,538,992	$2,970,544,054	$296,885,672	$3,072,299
Market value of loaned securities		25,204,870	8,981,711

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 117

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Financial	Dividend	European Smaller-	Global
	Services Fund	Value Fund	Companies Fund	Value Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$10,607,776	$49,685,020	$6,697,996	$48,504,954
Repurchase agreements (at cost and value)	366,000	3,447,000	414,000	2,590,000
Cash and foreign currency	1,633	21,511	17,281	–
Receivable for investments sold	–	–	87,449	155,779
Receivable for capital shares sold	8,605	1,913,655	47,111	156,052
Receivable for dividends and interest	15,156	82,490	17,355	69,218
Prepaid expenses and other assets	82	79	32	257

Total Assets	10,999,252	55,149,755	7,281,224	51,476,260

LIABILITIES:
Payable for investments purchased	–	884,803	6,646	245,081
Payable for capital shares redeemed	9,263	44,609	2,232	25,138
Payable to custodian for overdrawn balance	–	–	–	155,128
Payable for investment advisory fees	5,361	40,708	913	45,089
Accrued expenses	16,599	30,508	8,272	23,034

Total Liabilities	31,223	1,000,628	18,063	493,470

Net Assets	$10,968,029	$54,149,127	$7,263,161	$50,982,790

ANALYSIS OF NET ASSETS:
Paid-in capital	$13,414,025	$53,271,316	$10,235,238	$62,240,229
Undistributed net investment income (loss)	99,475	52,943	65,528	26,780
Accumulated net realized gain (loss) on investments and foreign currency	(1,473,896)	(159,571)	(2,876,416)	(11,756,413)
Net unrealized appreciation (depreciation) on investments and foreign currency	(1,071,575)	984,439	(161,189)	472,194

Net Assets	$10,968,029	$54,149,127	$7,263,161	$50,982,790

Investment Class		$16,596,466
Service Class	$10,968,029	37,552,661	$7,263,161	$50,982,790

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		3,109,287
Service Class	2,168,919	7,006,896	927,677	4,899,238

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)		$5.34
Service Class(1)	$5.06	5.36	$7.83 (2)	$10.41	(2)

* Investments at identified cost	$11,679,535	$48,700,305	$6,858,375	$48,029,945

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce European Smaller-Companies Fund and Royce Global Value Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

118 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	Royce	Royce		Royce
	SMid-Cap	International Smaller-		Focus Value
	Value Fund	Companies Fund		Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$3,978,070	$11,293,547		$5,528,392
Repurchase agreements (at cost and value)	548,000	878,000		247,000
Cash and foreign currency	846	14,656		392
Receivable for investments sold	–	53,012		–
Receivable for capital shares sold	539	120,306		1,018,675
Receivable for dividends and interest	3,596	10,343		3,652
Prepaid expenses and other assets	64	27		15

Total Assets	4,531,115	12,369,891		6,798,126

LIABILITIES:
Payable for investments purchased	–	42,763		77,862
Payable for capital shares redeemed	12,061	20,729		–
Payable for investment advisory fees	55	4,940		2,595
Accrued expenses	14,324	18,051		10,593

Total Liabilities	26,440	86,483		91,050

Net Assets	$4,504,675	$12,283,408		$6,707,076

ANALYSIS OF NET ASSETS:
Paid-in capital	$10,906,408	$11,790,367		$6,357,942
Undistributed net investment income (loss)	526	52,402		(22,705)
Accumulated net realized gain (loss) on investments and foreign currency	(6,259,606)	338,340		179,148
Net unrealized appreciation (depreciation) on investments and foreign currency	(142,653)	102,299		192,691

Net Assets	$4,504,675	$12,283,408		$6,707,076

Service Class	$4,504,675	$12,283,408		$6,707,076

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	505,549	1,222,521		501,378

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class(1)	$8.91	$10.05	(2)	$13.38

* Investments at identified cost	$4,120,692	$11,189,587		$5,335,683

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce International Smaller-Companies Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 119

Statements of Assets and Liabilities	June 30, 2010 (unaudited)

	Royce	Royce
	Partners	Mid-Cap
	Fund	Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$1,274,945	$3,499,736
Repurchase agreements (at cost and value)	112,000	245,000
Cash and foreign currency	3,956	592
Receivable for investments sold	–	20,051
Receivable for capital shares sold	–	2,100
Receivable for dividends and interest	1,467	3,856
Prepaid expenses and other assets	5	–

Total Assets	1,392,373	3,771,335

LIABILITIES:
Payable for investments purchased	–	22,490
Accrued expenses	9,025	4,268

Total Liabilities	9,025	26,758

Net Assets	$1,383,348	$3,744,577

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,323,644	$4,130,328
Undistributed net investment income (loss)	1,055	(2,466)
Accumulated net realized gain (loss) on investments and
foreign currency	21,896	(5,696)
Net unrealized appreciation (depreciation) on investments and foreign currency	36,753	(377,589)

Net Assets	$1,383,348	$3,744,577

Service Class	$1,383,348	$3,744,577

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	130,006	399,460

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class(1)	$10.64	$9.37

* Investments at identified cost	$1,238,155	$3,877,332

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.

120 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six months ended		Six months ended		Six months ended
	6/30/10	Year ended	6/30/10	Year ended	6/30/10	Year ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$2,220,886	$4,498,562	$(3,029,324)	$(4,268,637)	$(6,612,418)	$(6,011,148)
Net realized gain (loss) on investments and foreign currency	88,291,094	(131,643,031)	36,220,316	(31,441,694)	64,919,371	5,687,774
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(240,012,544)	1,353,645,992	(50,524,755)	382,990,029	(218,749,471)	1,193,921,561

Net increase (decrease) in net assets from investment operations	(149,500,564)	1,226,501,523	(17,333,763)	347,279,698	(160,442,518)	1,193,598,187

DISTRIBUTIONS:
Net investment income
Investment Class	–	(2,801,892)	–	(11,157,943)	–	–
Service Class	–	–	–	(1,071,605)	–	–
Consultant Class	–	–	–	(1,114,364)	–	–
Institutional Class					–	–
W Class					–	–
R Class	–	–			–	–
K Class	–	–			–	–
Net realized gain on investments and foreign currency Investment Class	–	–	–	–	–	–
Service Class	–	–	–	–	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class					–	–
W Class					–	–
R Class	–	–			–	–
K Class	–	–			–	–

Total distributions	–	(2,801,892)	–	(13,343,912)	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	217,311,799	379,027,780	(183,749)	130,266,475	65,067,588	381,703,030
Service Class	64,126,183	352,809,846	9,851,094	31,846,914	48,142,271	85,584,636
Consultant Class	(32,264,764)	(76,272,328)	(1,690,455)	(3,447,974)	3,820,572	18,288,074
Institutional Class					38,038,524	40,687,524
W Class					2,367,657	3,196,459
R Class	3,109,641	2,069,250			3,013,863	1,890,383
K Class	319,505	752,676			722,493	1,256,498
Shareholder redemption fees
Investment Class	163,753	335,132	38,519	84,891	178,872	249,500
Service Class	220,477	824,379	6,815	29,982	50,998	48,054
Consultant Class	541	30,245	610	7,092	–	1,784
R Class	3	13			358	6
K Class	1,263	824			–	–

Net increase (decrease) in net assets from capital share transactions	252,988,401	659,577,817	8,022,834	158,787,380	161,403,196	532,905,948

NET INCREASE (DECREASE) IN NET ASSETS	103,487,837	1,883,277,448	(9,310,929)	492,723,166	960,678	1,726,504,135
NET ASSETS:
Beginning of period	4,934,414,459	3,051,137,011	1,079,083,592	586,360,426	5,187,026,601	3,460,522,466

End of period	$5,037,902,296	$4,934,414,459	$1,069,772,663	$1,079,083,592	$5,187,987,279	$5,187,026,601

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$9,559,078	$7,338,192	$(12,495,410)	$(9,466,086)	$(12,120,753)	$(5,508,335)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 121

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Six months ended		Six months ended		Six months ended
	6/30/10	Year ended	6/30/10	Year ended	6/30/10	Year ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(8,063,617)	$(9,080,283)	$29,965,311	$57,021,457	$327,010	$(69,909)
Net realized gain (loss) on investments and
foreign currency	50,142,195	(87,267,633)	37,776,824	(189,731,841)	15,413,539	(2,351,245)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(202,213,990)	1,332,573,466	(105,349,295)	963,763,879	(24,507,284)	59,309,275

Net increase (decrease) in net assets from
investment operations	(160,135,412)	1,236,225,550	(37,607,160)	831,053,495	(8,766,735)	56,888,121

DISTRIBUTIONS:
Net investment income
Investment Class	–	(298,274)	(23,834,324)	(39,146,850)	–	–
Service Class	–	(3,209,684)	(1,472,762)	(1,981,005)	–	–
Consultant Class			(969,317)	(1,660,454)	–	–
Institutional Class	–	(2,037,644)	(2,298,654)	(3,685,232)
W Class			(361,399)	(857,210)
R Class	–	(31)	(42,467)	(24,161)	–	–
K Class	–	(2,710)	(317,455)	(462,195)	–	–
Net realized gain on investments and
foreign currency
Investment Class	–	–	–	–	–	–
Service Class	–	–	–	–	–	–
Consultant Class			–	–	–	–
Institutional Class	–	–	–	–
W Class			–	–
R Class	–	–	–	–	–	–
K Class	–	–	–	–	–	–

Total distributions	–	(5,548,343)	(29,296,378)	(47,817,107)	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	3,229,113	(5,050,009)	(67,708,961)	(91,509,188)	(81,204)	1,444,488
Service Class	39,356,972	(103,397,366)	14,331,473	15,019,931	12,410,610	52,835,057
Consultant Class			(20,010,598)	(59,717,473)	1,421,180	549,991
Institutional Class	12,885,666	(172,188,340)	15,796,756	22,637,144
W Class			(3,358,879)	(27,447,742)
R Class	577,645	783,751	3,537,655	2,439,278	430,927	650,634
K Class	2,336,188	549,258	2,204,956	15,638,522	2,348,109	145,515
Shareholder redemption fees
Investment Class	2,396	12,722	90,859	275,591	54	192
Service Class	252,536	274,606	11,894	299,140	35,086	43,589
Consultant Class			1,198	19,753	–	1,526
R Class	–	302	–	–	55	–
K Class	41	–	–	164	–	–

Net increase (decrease) in net assets from
capital share transactions	58,640,557	(279,015,076)	(55,103,647)	(122,344,880)	16,564,817	55,670,992

NET INCREASE (DECREASE) IN NET ASSETS	(101,494,855)	951,662,131	(122,007,185)	660,891,508	7,798,082	112,559,113
NET ASSETS:
Beginning of period	3,439,856,550	2,488,194,419	4,021,234,527	3,360,343,019	201,345,973	88,786,860

End of period	$3,338,361,695	$3,439,856,550	$3,899,227,342	$4,021,234,527	$209,144,055	$201,345,973

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(35,343,493)	$(27,279,876)	$54,395,282	$53,726,349	$525,765	$198,755

122 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/10	Year ended	6/30/10	Year ended	6/30/10	Year ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(5,713,356)	$(5,600,827)	$5,276,813	$5,014,952	$1,158,070	$(2,867,391)
Net realized gain (loss) on investments and
foreign currency	33,587,950	(190,846,794)	19,417,487	2,358,466	25,496,995	(103,373,697)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(55,204,790)	841,768,153	(96,606,941)	212,821,166	(83,323,684)	511,404,073

Net increase (decrease) in net assets from
investment operations	(27,330,196)	645,320,532	(71,912,641)	220,194,584	(56,668,619)	405,162,985

DISTRIBUTIONS:
Net investment income
Investment Class	–	(93,286)	–	(3,385,049)	–	–
Service Class	–	–	–	(209,964)	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class	–	(776,463)	–	(1,273,715)	–	–
R Class	–	–			–	–
K Class	–	–			–	–
Net realized gain on investments and
foreign currency
Investment Class	–	–	–	–	–	–
Service Class	–	–	–	–	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class	–	–	–	–	–	–
R Class	–	–			–	–
K Class	–	–			–	–

Total distributions	–	(869,749)	–	(4,868,728)	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	139,865,469	(77,385,940)	290,157,044	373,830,873	17,411,455	36,972,542
Service Class	(71,507,006)	19,995,582	42,228,019	54,047,538	(7,727,271)	138,448,254
Consultant Class	2,080,673	257,754	7,620,505	5,667,472	1,758,604	4,621,513
Institutional Class	24,598,407	(2,395,697)	79,294,100	67,463,685	14,533,305	3,381,940
R Class	259,900	231,793			10,920,033	5,247,846
K Class	1,753,394	205,273			4,078,656	2,112,321
Shareholder redemption fees
Investment Class	119,420	95,640	157,954	416,743	6,533	11,260
Service Class	37,390	115,967	27,201	21,199	99,180	327,594
Consultant Class	–	161	–	1,795	–	9,468
R Class	–	–			–	429

Net increase (decrease) in net assets from
capital share transactions	97,207,647	(58,879,467)	419,484,823	501,449,305	41,080,495	191,133,167

NET INCREASE (DECREASE) IN NET ASSETS	69,877,451	585,571,316	347,572,182	716,775,161	(15,588,124)	596,296,152
NET ASSETS:
Beginning of period	1,645,105,146	1,059,533,830	1,216,181,722	499,406,561	1,451,729,731	855,433,579

End of period	$1,714,982,597	$1,645,105,146	$1,563,753,904	$1,216,181,722	$1,436,141,607	$1,451,729,731

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(6,410,219)	$(696,863)	$5,423,036	$146,224	$(698,363)	$(1,856,432)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 123

Statements of Changes in Net Assets

	Royce Value Plus Fund		Royce 100 Fund		Royce Discovery Fund

	Six months ended		Six months ended		Six months ended
	6/30/10	Year ended	6/30/10	Year ended	6/30/10	Year ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(10,979,726)	$(4,999,257)	$(572,009)	$(191,502)	$(887)	$(7,605)
Net realized gain (loss) on investments and
foreign currency	106,963,678	(267,746,788)	5,710,318	595,396	(19,486)	(321,069)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(182,720,465)	1,150,189,259	(20,376,481)	42,325,144	(56,873)	947,447

Net increase (decrease) in net assets from
investment operations	(86,736,513)	877,443,214	(15,238,172)	42,729,038	(77,246)	618,773

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–
Service Class	–	–	–	–	–	–
Consultant Class	–	–
Institutional Class	–	–
R Class	–	–	–	–
K Class	–	–	–	–
Net realized gain on investments and
foreign currency
Investment Class	–	–	–	–
Service Class	–	–	–	–	–	–
Consultant Class	–	–
Institutional Class	–	–
R Class	–	–	–	–
K Class	–	–	–	–

Total distributions	–	–	–	–	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	28,487,156	74,580,764	13,795,252	11,792,285
Service Class	(153,377,726)	76,229,580	81,216,782	118,681,123	49,172	(40,455)
Consultant Class	(1,839,622)	(4,006,240)
Institutional Class	(30,743,128)	130,449,239
R Class	90,769	196,142	933,002	166,654
K Class	176,144	962,414	886,573	28,845
Shareholder redemption fees
Investment Class	7,068	14,148	2,289	2,116
Service Class	153,255	434,206	68,877	58,801	13	11
Consultant Class	–	4,454
K Class	–	–	–	13

Net increase (decrease) in net assets from
capital share transactions	(157,046,084)	278,864,707	96,902,775	130,729,837	49,185	(40,444)

NET INCREASE (DECREASE) IN NET ASSETS	(243,782,597)	1,156,307,921	81,664,603	173,458,875	(28,061)	578,329
NET ASSETS:
Beginning of period	3,157,816,279	2,001,508,358	233,253,575	59,794,700	2,910,024	2,331,695

End of period	$2,914,033,682	$3,157,816,279	$314,918,178	$233,253,575	$2,881,963	$2,910,024

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(16,396,330)	$(5,416,604)	$(445,504)	$126,504	$(887)	$–

124 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

					Royce European Smaller-
	Royce Financial Services Fund		Royce Dividend Value Fund		Companies Fund

	Six months ended		Six months ended		Six months ended
	6/30/10	Year ended	6/30/10	Year ended	6/30/10	Year ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$57,286	$105,679	$368,298	$197,125	$86,645	$52,106
Net realized gain (loss) on investments and
foreign currency	234,429	(1,443,540)	410,988	(186,573)	6,842	(1,353,447)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(1,462,331)	4,587,226	(1,450,346)	4,672,330	(315,081)	3,338,300

Net increase (decrease) in net assets from
investment operations	(1,170,616)	3,249,365	(671,060)	4,682,882	(221,594)	2,036,959

DISTRIBUTIONS:
Net investment income
Investment Class			(143,093)	(79,110)
Service Class	–	(107,275)	(234,437)	(100,822)	–	(101,039)
Net realized gain on investments and
foreign currency
Investment Class			–	–
Service Class	–	–	–	–	–	–

Total distributions	–	(107,275)	(377,530)	(179,932)	–	(101,039)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			3,213,973	9,684,811
Service Class	(1,392,775)	811,874	22,660,050	8,370,992	595,960	906,650
Shareholder redemption fees
Investment Class			4,704	2,257
Service Class	6,058	18,065	4,302	1,161	2,240	445

Net increase (decrease) in net assets from
capital share transactions	(1,386,717)	829,939	25,883,029	18,059,221	598,200	907,095

NET INCREASE (DECREASE) IN NET ASSETS	(2,557,333)	3,972,029	24,834,439	22,562,171	376,606	2,843,015
NET ASSETS:
Beginning of period	13,525,362	9,553,333	29,314,688	6,752,517	6,886,555	4,043,540

End of period	$10,968,029	$13,525,362	$54,149,127	$29,314,688	$7,263,161	$6,886,555

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$99,475	$42,189	$52,943	$62,175	$65,528	$(21,117)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 125

Statements of Changes in Net Assets

					Royce International Smaller-
	Royce Global Value Fund		Royce SMid-Cap Value Fund		Companies Fund

	Six months ended		Six months ended		Six months ended
	6/30/10	Year ended	6/30/10	Year ended	6/30/10	Year ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$187,761	$40,611	$(5,052)	$(16,390)	$68,999	$(8,080)
Net realized gain (loss) on investments and
foreign currency	472,819	(5,113,914)	643,013	(2,379,962)	295,725	46,359
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(2,813,810)	22,985,888	(885,846)	3,221,156	(1,025,614)	1,722,089

Net increase (decrease) in net assets from
investment operations	(2,153,230)	17,912,585	(247,885)	824,804	(660,890)	1,760,368

DISTRIBUTIONS:
Net investment income
Service Class	–	(252,560)	–	(7,303)	–	(11,461)
Net realized gain on investments and
foreign currency
Service Class	–	–	–	–	–	–

Total distributions	–	(252,560)	–	(7,303)	–	(11,461)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	2,144,526	2,205,902	(2,612,470)	(7,519,717)	5,070,508	4,158,315
Shareholder redemption fees
Service Class	45,511	40,041	385	7,772	2,582	3,778

Net increase (decrease) in net assets from
capital share transactions	2,190,037	2,245,943	(2,612,085)	(7,511,945)	5,073,090	4,162,093

NET INCREASE (DECREASE) IN NET ASSETS	36,807	19,905,968	(2,859,970)	(6,694,444)	4,412,200	5,911,000
NET ASSETS:
Beginning of period	50,945,983	31,040,015	7,364,645	14,059,089	7,871,208	1,960,208

End of period	$50,982,790	$50,945,983	$4,504,675	$7,364,645	$12,283,408	$7,871,208

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$26,780	$(160,982)	$526	$5,578	$52,402	$(16,596)

126 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

					Royce
	Royce Focus Value Fund		Royce Partners Fund		Mid-Cap Fund

	Six months ended		Six months ended		Period ended
	6/30/10	Period ended	6/30/10	Period ended	6/30/10***
	(unaudited)	12/31/09*	(unaudited)	12/31/09**	(unaudited)
INVESTMENT OPERATIONS:
Net investment income (loss)	$(11,081)	$4,490	$1,055	$(6,112)	$(2,466)
Net realized gain (loss) on investments and foreign currency	177,711	137,666	20,686	7,322	(5,696)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(773,995)	966,686	(144,996)	181,749	(377,589)

Net increase (decrease) in net assets from investment
operations	(607,365)	1,108,842	(123,255)	182,959	(385,751)

DISTRIBUTIONS:
Net investment income
Service Class	–	(15,589)	–	–	–
Net realized gain on investments and foreign currency
Service Class	–	(136,754)	–	–	–

Total distributions	–	(152,343)	–	–	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	2,518,187	3,839,041	4,552	1,318,213	4,124,364
Shareholder redemption fees
Service Class	646	68	711	168	5,964

Net increase (decrease) in net assets from capital share
transactions	2,518,833	3,839,109	5,263	1,318,381	4,130,328

NET INCREASE (DECREASE) IN NET ASSETS	1,911,468	4,795,608	(117,992)	1,501,340	3,744,577
NET ASSETS:
Beginning of period	4,795,608	–	1,501,340	–

End of period	$6,707,076	$4,795,608	$1,383,348	$1,501,340	$3,744,577

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END
OF PERIOD	$(22,705)	$(11,624)	$1,055	$–	$(2,466)
*	The Fund commenced operations on March 2, 2009.
**	The Fund commenced operations on April 28, 2009.
***	The Fund commenced operations on January 4, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 127

Statements of Operations	Six Months Ended June 30, 2010 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity
	Mutual Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$28,539,157	$5,358,557	$17,740,130	$16,327,151	$52,375,426	$1,788,518	$4,466,872
Affiliated Companies	871,944	673,881	6,431,980	661,775	435,190	–	–
Interest	506,044	40,163	206,115	76,032	2,697,146	1,340	129,073
Securities lending	884,563	197,471	420,022	184,601	128,661	92,362	607,467

Total income	30,801,708	6,270,072	24,798,247	17,249,559	55,636,423	1,882,220	5,203,412

Expenses:
Investment advisory fees	19,867,578	7,386,804	26,552,374	20,073,990	20,212,979	1,110,114	9,186,693
Distribution fees	4,707,920	880,742	872,710	3,460,021	2,208,833	295,391	450,531
Shareholder servicing	2,335,041	514,312	2,260,739	2,018,631	1,927,128	117,792	737,956
Shareholder reports	878,451	235,037	884,599	476,843	606,270	36,663	205,168
Administrative and office facilities	283,974	61,259	302,623	199,703	235,608	11,535	97,396
Custody	233,210	137,758	228,657	247,283	184,066	36,616	99,683
Registration	104,714	69,397	105,511	38,919	74,433	29,095	49,927
Trustees’ fees	78,358	17,067	82,780	52,714	61,294	3,346	27,129
Legal	58,070	15,930	62,127	41,464	49,475	3,088	19,944
Audit	29,000	19,896	29,000	29,000	37,719	11,168	21,360
Other expenses	75,214	17,551	77,684	106,107	75,572	4,991	27,177

Total expenses	28,651,530	9,355,753	31,458,804	26,744,675	25,673,377	1,659,799	10,922,964
Compensating balance credits	(2,636)	(854)	(3,861)	(853)	(2,265)	(218)	(453)
Fees waived by distributor	(67,024)	–	(43,519)	(276,346)	–	(100,383)	–
Expenses reimbursed by investment adviser	(1,048)	(55,503)	(759)	(1,154,300)	–	(3,988)	(5,743)

Net expenses	28,580,822	9,299,396	31,410,665	25,313,176	25,671,112	1,555,210	10,916,768

Net investment income (loss)	2,220,886	(3,029,324)	(6,612,418)	(8,063,617)	29,965,311	327,010	(5,713,356)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	85,086,421	38,890,242	86,628,579	51,429,946	37,788,303	15,410,339	40,240,794
Investments in Affiliated Companies	3,028,725	(2,710,281)	(21,696,364)	(1,283,333)	–	–	(6,654,131)
Foreign currency transactions	175,948	40,355	(12,844)	(4,418)	(11,479)	3,200	1,287
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(239,988,402)	(50,482,342)	(218,687,087)	(202,176,719)	(105,341,099)	(24,503,324)	(55,204,790)
Other assets and liabilities denominated in foreign currency	(24,142)	(42,413)	(62,384)	(37,271)	(8,196)	(3,960)	–

Net realized and unrealized gain (loss) on investments and foreign currency	(151,721,450)	(14,304,439)	(153,830,100)	(152,071,795)	(67,572,471)	(9,093,745)	(21,616,840)

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(149,500,564)	$(17,333,763)	$(160,442,518)	$(160,135,412)	$(37,607,160)	$(8,766,735)	$(27,330,196)

128 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2010 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Special Equity	Value	Value Plus	100	Discovery	Financial	Dividend
	Fund	Fund	Fund	Fund	Fund	Services Fund	Value Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$7,170,665	$11,680,062	$9,060,576	$1,481,006	$21,303	$151,588	$650,023
Affiliated Companies	6,457,003	–	1,446,267	–	–	–	–
Interest	79,860	14,957	44,722	10,233	72	56	457
Securities lending	139,980	88,234	209,219	–	–	–	–

Total income	13,847,508	11,783,253	10,760,784	1,491,239	21,375	151,644	650,480

Expenses:
Investment advisory fees	7,329,732	7,597,999	15,719,854	1,449,313	14,941	63,328	201,917
Distribution fees	243,558	1,708,515	3,316,311	311,161	3,735	15,832	31,805
Shareholder servicing	549,068	923,587	1,878,522	189,419	8,694	13,651	30,314
Shareholder reports	180,294	233,977	562,107	68,000	838	3,909	8,098
Administrative and office facilities	71,275	83,147	180,314	13,350	168	760	1,741
Custody	68,964	72,463	138,832	15,136	2,837	11,935	10,931
Registration	102,170	43,989	45,442	37,031	7,537	9,783	17,017
Trustees’ fees	21,565	22,664	47,929	4,292	44	189	587
Legal	14,154	17,020	37,291	2,584	35	160	329
Audit	19,047	20,000	25,000	11,203	6,502	6,510	11,027
Other expenses	17,039	24,611	47,716	4,028	639	885	1,630

Total expenses	8,616,866	10,747,972	21,999,318	2,105,517	45,970	126,942	315,396
Compensating balance credits	(896)	(902)	(916)	(411)	(5)	(14)	(15)
Fees waived by investment adviser and distributor	(9,392)	(121,887)	(252,641)	(37,041)	(14,941)	(32,570)	(6,361)
Expenses reimbursed by investment adviser	(35,883)	–	(5,251)	(4,817)	(8,762)	–	(26,838)

Net expenses	8,570,695	10,625,183	21,740,510	2,063,248	22,262	94,358	282,182

Net investment income (loss)	5,276,813	1,158,070	(10,979,726)	(572,009)	(887)	57,286	368,298

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	28,197,100	25,536,169	150,555,300	5,701,264	(19,486)	235,273	415,799
Investments in Affiliated Companies	(8,779,613)	–	(43,533,888)	–	–	–	–
Foreign currency transactions	–	(39,174)	(57,734)	9,054	–	(844)	(4,811)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(96,606,941)	(83,316,396)	(182,703,496)	(20,373,977)	(56,873)	(1,462,144)	(1,451,910)
Other assets and liabilities denominated in foreign currency	–	(7,288)	(16,969)	(2,504)	–	(187)	1,564

Net realized and unrealized gain (loss) on investments and foreign currency	(77,189,454)	(57,826,689)	(75,756,787)	(14,666,163)	(76,359)	(1,227,902)	(1,039,358)

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(71,912,641)	$(56,668,619)	$(86,736,513)	$(15,238,172)	$(77,246)	$(1,170,616)	$(671,060)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 129

Statements of Operations	Six Months Ended June 30, 2010 (unaudited)

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	European Smaller-	Global	SMid-Cap	International Smaller-	Focus Value	Partners	Mid-Cap
	Companies Fund	Value Fund	Value Fund	Companies Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$147,050	$641,551	$33,586	$161,147	$30,648	$12,112	$20,865
Interest	170	1,185	203	231	224	86	109

Total income	147,220	642,736	33,789	161,378	30,872	12,198	20,974

Expenses:
Investment advisory fees	44,804	336,520	26,067	68,328	28,156	7,478	15,732
Distribution fees	8,961	67,304	6,517	13,666	7,039	1,870	3,933
Shareholder servicing	10,829	37,599	6,418	11,059	4,100	2,928	4,786
Shareholder reports	1,661	7,291	640	1,290	317	27	42
Administrative and office facilities	387	2,962	398	500	282	87	105
Custody	15,357	26,700	5,094	23,063	4,725	4,683	3,612
Registration	10,013	11,999	9,311	7,969	7,691	4,417	6,269
Trustees’ fees	108	811	74	161	93	29	45
Legal	78	823	89	95	56	18	2,414
Audit	6,505	7,500	6,504	6,508	6,500	6,500	6,502
Other expenses	681	2,400	800	664	624	591	690

Total expenses	99,384	501,909	61,912	133,303	59,583	28,628	44,130
Compensating balance credits	(10)	(33)	(4)	(11)	(3)	(1)	(2)
Fees waived by investment adviser and distributor	(38,799)	(46,901)	(23,067)	(40,913)	(17,627)	(9,348)	(19,665)
Expenses reimbursed by investment adviser	–	–	–	–	–	(8,136)	(1,023)

Net expenses	60,575	454,975	38,841	92,379	41,953	11,143	23,440

Net investment income (loss)	86,645	187,761	(5,052)	68,999	(11,081)	1,055	(2,466)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	10,247	464,344	643,766	293,785	177,480	20,870	(5,116)
Foreign currency transactions	(3,405)	8,475	(753)	1,940	231	(184)	(580)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(314,228)	(2,810,342)	(885,800)	(1,024,151)	(773,964)	(145,019)	(377,596)
Other assets and liabilities denominated in foreign currency	(853)	(3,468)	(46)	(1,463)	(31)	23	7

Net realized and unrealized gain (loss) on
investments and foreign currency	(308,239)	(2,340,991)	(242,833)	(729,889)	(596,284)	(124,310)	(383,285)

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(221,594)	$(2,153,230)	$(247,885)	$(660,890)	$(607,365)	$(123,255)	$(385,751)

130 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
†2010	$9.45	$0.01	$(0.25)	$(0.24)	$–	$–	$–	$–	$9.21	(2.54	)%#	$3,666,226	0.90	%##	0.90	%##	0.90	%##	0.27	%##	11%
2009	6.94	0.02	2.50	2.52	(0.01)	–	(0.01)	–	9.45	36.28		3,555,507	0.92		0.92		0.92		0.33		23
2008	10.82	0.05	(3.82)	(3.77)	(0.01)	(0.10)	(0.11)	–	6.94	(34.78)		2,293,526	0.90		0.89		0.89		0.55		36
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	–	10.82	2.75		3,157,742	0.89		0.88		0.88		0.44		43
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	–	11.57	14.78		2,867,562	0.88		0.87		0.87		0.39		38
2005	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50		1,864,481	0.90		0.90		0.90		0.49		26

Royce Pennsylvania Mutual Fund – Service Class(a)
†2010	$9.41	$(0.00)	$(0.25)	$(0.25)	$–	$–	$–	$–	$9.16	(2.66	)%#	$652,431	1.25	%##	1.25	%##	1.23	%##	(0.06	)%##	11%
2009	6.90	(0.00)	2.49	2.49	–	–	–	0.02	9.41	36.38		609,445	1.31		1.31		1.29		(0.05)		23
2008	10.78	0.04	(3.82)	(3.78)	–	(0.10)	(0.10)	–	6.90	(35.00)		115,959	1.11		1.11		1.11		0.41		36
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	–	10.78	2.56		55,478	1.10		1.09		1.09		0.24		43
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	–	11.53	14.49		40,049	1.16		1.16		1.14		0.30		38
2005	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27	#	104	26.06	##	26.06	##	1.14	##	1.32	##	26

Royce Pennsylvania Mutual Fund – Consultant Class
†2010	$8.65	$(0.03)	$(0.23)	$(0.26)	$–	$–	$–	$–	$8.39	(3.01	)%#	$704,656	1.88	%##	1.88	%##	1.88	%##	(0.71	)%##	11%
2009	6.40	(0.05)	2.30	2.25	–	–	–	–	8.65	35.16		757,734	1.89		1.89		1.89		(0.64)		23
2008	10.09	(0.04)	(3.55)	(3.59)	–	(0.10)	(0.10)	–	6.40	(35.52)		635,688	1.88		1.87		1.87		(0.46)		36
2007	10.89	(0.06)	0.27	0.21	–	(1.01)	(1.01)	–	10.09	1.73		1,164,136	1.89		1.88		1.88		(0.55)		43
2006	10.25	(0.07)	1.48	1.41	–	(0.77)	(0.77)	–	10.89	13.71		1,163,265	1.87		1.86		1.86		(0.61)		38
2005	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32		904,160	1.89		1.89		1.88		(0.52)		26

Royce Pennsylvania Mutual Fund – R Class(b)
†2010	$9.28	$(0.02)	$(0.25)	$(0.27)	$–	$–	$–	$–	$9.01	(2.91	)%#	$12,435	1.53	%##	1.53	%##	1.53	%##	(0.35	)%##	11%
2009	6.87	(0.05)	2.46	2.41	–	–	–	–	9.28	35.08		9,808	1.95		1.95		1.84		(0.61)		23
2008	10.78	(0.00)	(3.81)	(3.81)	–	(0.10)	(0.10)	–	6.87	(35.28)		5,270	1.58		1.57		1.57		(0.03)		36
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	–	10.78	(6.91	)#	871	7.52	##	7.50	##	1.74	##	(0.42	)##	43

Royce Pennsylvania Mutual Fund – K Class(c)
†2010	$8.59	$(0.02)	$(0.23)	$(0.25)	$–	$–	$–	$0.01	$8.35	(2.79	)%#	$2,154	1.69	%##	1.69	%##	1.59	%##	(0.43	)%##	11%
2009	6.34	(0.02)	2.27	2.25	–	–	–	–	8.59	35.49		1,920	1.79		1.79		1.59		(0.34)		23
2008	10.00	0.01	(3.57)	(3.56)	–	(0.10)	(0.10)	–	6.34	(35.53	)#	694	12.12	##	12.12	##	1.59	##	0.13	##	36

Royce Micro-Cap Fund – Investment Class
†2010	$13.71	$(0.03)	$(0.15)	$(0.18)	$–	$–	$–	$–	$13.53	(1.31	)%#	$831,879	1.50	%##	1.50	%##	1.50	%##	(0.39	)%##	19%
2009	8.93	(0.06)	5.02	4.96	(0.18)	–	(0.18)	–	13.71	55.67		844,859	1.54		1.54		1.54		(0.41)		34
2008	15.72	0.12	(6.58)	(6.46)	–	(0.33)	(0.33)	–	8.93	(40.94)		455,077	1.52		1.51		1.51		0.89		43
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	–	15.72	7.07		693,320	1.46		1.46		1.46		(0.06)		49
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	–	17.35	22.31		682,513	1.44		1.43		1.43		(0.31)		42
2005	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50		497,917	1.49		1.49		1.48		(0.72)		31

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 131

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Micro-Cap Fund – Service Class
†2010	$13.61	$(0.04)	$(0.15)	$(0.19)	$–	$–	$–	$–	$13.42	(1.40	)%#	$92,812	1.78	%##	1.78	%##	1.66	%##	(0.55	)%##	19%
2009	8.87	(0.10)	5.01	4.91	(0.18)	–	(0.18)	0.01	13.61	55.49		84,771	1.77		1.77		1.66		(0.53)		34
2008	15.63	0.07	(6.51)	(6.44)	–	(0.33)	(0.33)	0.01	8.87	(40.98)		28,245	1.79		1.78		1.66		0.58		43
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	–	15.63	6.90		27,224	1.72		1.71		1.66		(0.21)		49
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	–	17.27	22.02		7,521	1.93		1.93		1.66		(0.50)		42
2005	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39		2,742	2.75		2.75		1.49		(0.72)		31

Royce Micro-Cap Fund – Consultant Class
†2010	$12.45	$(0.09)	$(0.13)	$(0.22)	$–	$–	$–	$–	$12.23	(1.77	)%#	$145,082	2.44	%##	2.44	%##	2.44	%##	(1.34	)%##	19%
2009	8.14	(0.13)	4.53	4.40	(0.09)	–	(0.09)	–	12.45	54.14		149,454	2.46		2.46		2.46		(1.30)		34
2008	14.51	0.00	(6.04)	(6.04)	–	(0.33)	(0.33)	–	8.14	(41.46)		103,038	2.45		2.45		2.45		0.02		43
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	–	14.51	6.01		203,044	2.45		2.45		2.45		(1.06)		49
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	–	16.21	21.10		221,411	2.44		2.42		2.42		(1.30)		42
2005	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37		173,017	2.49		2.49		2.49		(1.72)		31

Royce Premier Fund – Investment Class
†2010	$16.31	$(0.02)	$(0.43)	$(0.45)	$–	$–	$–	$–	$15.86	(2.76	)%#	$3,859,247	1.11	%##	1.11	%##	1.11	%##	(0.22	)%##	5%
2009	12.24	(0.02)	4.09	4.07	–	–	–	–	16.31	33.25		3,911,502	1.15		1.15		1.15		(0.14)		14
2008	17.36	0.02	(4.94)	(4.92)	–	(0.20)	(0.20)	–	12.24	(28.29)		2,634,045	1.13		1.12		1.12		0.15		11
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	–	17.36	12.73		3,702,043	1.10		1.10		1.10		0.29		21
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	–	17.66	8.81		3,628,842	1.10		1.09		1.09		0.18		13
2005	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07		3,382,086	1.13		1.13		1.13		(0.09)		20

Royce Premier Fund – Service Class
†2010	$16.12	$(0.04)	$(0.42)	$(0.46)	$–	$–	$–	$–	$15.66	(2.85	)%#	$411,265	1.41	%##	1.41	%##	1.39	%##	(0.50	)%##	5%
2009	12.14	(0.06)	4.04	3.98	–	–	–	–	16.12	32.78		377,079	1.44		1.44		1.43		(0.41)		14
2008	17.25	(0.01)	(4.91)	(4.92)	–	(0.20)	(0.20)	0.01	12.14	(28.41)		209,647	1.37		1.37		1.34		(0.06)		11
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	–	17.25	12.56		246,313	1.38		1.38		1.29		0.12		21
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	–	17.56	8.61		193,860	1.38		1.38		1.29		(0.01)		13
2005	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86		135,927	1.37		1.37		1.29		(0.24)		20

Royce Premier Fund – Consultant Class
†2010	$15.24	$(0.09)	$(0.40)	$(0.49)	$–	$–	$–	$–	$14.75	(3.22	)%#	$59,990	2.09	%##	2.09	%##	2.09	%##	(1.20	)%##	5%
2009	11.55	(0.15)	3.84	3.69	–	–	–	–	15.24	31.95		58,241	2.14		2.14		2.14		(1.13)		14
2008	16.57	(0.13)	(4.69)	(4.82)	–	(0.20)	(0.20)	–	11.55	(29.04)		28,977	2.12		2.11		2.11		(0.84)		11
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	–	16.57	11.60		51,700	2.10		2.09		2.09		(0.70)		21
2006	16.31	(0.14)	1.42	1.28	–	(0.63)	(0.63)	–	16.96	7.74		50,862	2.12		2.11		2.11		(0.83)		13
2005	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88		47,310	2.17		2.17		2.17		(1.12)		20

132 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Premier Fund – Institutional Class
†2010	$16.40	$(0.01)	$(0.43)	$(0.44)	$–	$–	$–	$–	$15.96	(2.68	)%#	$536,992	1.00	%##	1.00	%##	1.00	%##	(0.11	)%##	5%
2009	12.30	(0.00)	4.10	4.10	–	–	–	–	16.40	33.33		516,900	1.03		1.03		1.03		(0.01)		14
2008	17.42	0.04	(4.96)	(4.92)	–	(0.20)	(0.20)	–	12.30	(28.19)		352,804	1.01		1.01		1.01		0.27		11
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	–	17.42	12.86		450,492	1.01		1.00		1.00		0.40		21
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	–	17.71	8.88		355,293	1.01		1.00		1.00		0.27		13
2005	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17		235,886	1.02		1.02		1.02		0.04		20

Royce Premier Fund – W Class(d)
†2010	$16.33	$(0.01)	$(0.43)	$(0.44)	$–	$–	$–	$–	$15.89	(2.69	)%#	$312,972	1.01	%##	1.01	%##	1.01	%##	(0.12	)%##	5%
2009	12.25	(0.01)	4.09	4.08	–	–	–	–	16.33	33.31		319,120	1.07		1.07		1.07		(0.06)		14
2008	17.36	0.04	(4.95)	(4.91)	–	(0.20)	(0.20)	–	12.25	(28.23)		234,618	1.04		1.04		1.04		0.23		11
2007	17.67	0.07	2.21	2.28	(0.29)	(2.30)	(2.59)	–	17.36	12.72		332,720	1.05		1.05		1.05		0.34		21
2006	16.87	0.04	1.46	1.50	(0.07)	(0.63)	(0.70)	–	17.67	8.82		299,129	1.08		1.07		1.07		0.20		13
2005	14.37	0.01	3.33	3.34	–	(0.84)	(0.84)	–	16.87	23.25	#	283,095	1.04	##	1.04	##	1.04	##	0.06	##	20

Royce Premier Fund – R Class(b)
†2010	$16.07	$(0.08)	$(0.42)	$(0.50)	$–	$–	$–	$–	$15.57	(3.11	)%#	$5,344	1.86	%##	1.86	%##	1.84	%##	(0.96	)%##	5%
2009	12.15	(0.12)	4.04	3.92	–	–	–	–	16.07	32.26		2,634	2.26		2.26		1.84		(0.83)		14
2008	17.36	(0.08)	(4.93)	(5.01)	–	(0.20)	(0.20)	–	12.15	(28.81)		396	3.97		3.97		1.84		(0.54)		11
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	–	17.36	(2.67	)#	97	14.23	##	14.23	##	1.74	##	(0.18	)##	21

Royce Premier Fund – K Class(c)
†2010	$8.53	$(0.03)	$(0.22)	$(0.25)	$–	$–	$–	$–	$8.28	(2.93	)%#	$2,177	1.64	%##	1.64	%##	1.59	%##	(0.70	)%##	5%
2009	6.44	(0.05)	2.14	2.09	–	–	–	–	8.53	32.45		1,551	2.39		2.39		1.59		(0.60)		14
2008	10.00	(0.02)	(3.34)	(3.36)	–	(0.20)	(0.20)	–	6.44	(33.51	)#	35	35.36	##	35.36	##	1.59	##	(0.38	)##	11

Royce Low-Priced Stock Fund – Investment Class(e)
†2010	$14.08	$(0.02)	$(0.60)	$(0.62)	$–	$–	$–	$–	$13.46	(4.40	)%#	$93,812	1.26	%##	1.26	%##	1.24	%##	(0.27	)%##	11%
2009	9.17	(0.01)	4.96	4.95	(0.04)	–	(0.04)	–	14.08	54.04		94,966	1.27		1.27		1.24		(0.14)		22
2008	14.75	(0.03)	(5.35)	(5.32)	–	(0.27)	(0.27)	0.01	9.17	(35.77)		65,004	1.24		1.24		1.24		0.29		39
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	–	14.75	1.15	#	29,260	2.11	##	2.12	##	1.24	##	0.44	##	30

Royce Low-Priced Stock Fund – Service Class
†2010	$14.05	$(0.04)	$(0.59)	$(0.63)	$–	$–	$–	$–	$13.42	(4.48	)%#	$2,584,255	1.59	%##	1.59	%##	1.49	%##	(0.52	)%##	11%
2009	9.16	(0.04)	4.95	4.91	(0.02)	–	(0.02)	–	14.05	53.58		2,669,235	1.60		1.60		1.49		(0.38)		22
2008	14.78	(0.01)	(5.34)	(5.35)	–	(0.27)	(0.27)	–	9.16	(35.97)		1,870,016	1.56		1.55		1.49		(0.10)		39
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	–	14.78	2.32		3,337,488	1.53		1.53		1.49		(0.16)		30
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	–	16.83	18.97		4,065,946	1.51		1.51		1.46		(0.37)		27
2005	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66		3,909,389	1.54		1.54		1.49		(0.68)		21

Royce Low-Priced Stock Fund – Institutional Class(f)
†2010	$14.09	$(0.02)	$(0.60)	$(0.62)	$–	$–	$–	$–	$13.47	(4.40	)%#	$655,897	1.19	%##	1.19	%##	1.19	%##	(0.22	)%##	11%
2009	9.18	(0.01)	4.96	4.95	(0.04)	–	(0.04)	–	14.09	53.97		673,846	1.24		1.24		1.24		(0.15)		22
2008	14.76	0.03	(5.34)	(5.31)	–	(0.27)	(0.27)	–	9.18	(35.75)		553,070	1.18		1.18		1.18		0.22		39
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	–	14.76	2.61		869,042	1.22		1.22		1.22		0.12		30
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	–	16.82	16.94	#	608,092	1.20	##	1.19	##	1.19	##	0.02	##	27

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 133

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Low-Priced Stock Fund – R Class(b)
†2010	$13.95	$(0.06)	$(0.59)	$(0.65)	$–	$–	$–	$–	$13.30	(4.66	)%#	$1,619	2.34	%##	2.34	%##	1.84	%##	(0.86	)%##	11%
2009	9.11	(0.09)	4.92	4.83	(0.00)	–	(0.00)	0.01	13.95	53.13		1,134	3.02		3.02		1.84		(0.76)		22
2008	14.76	(0.05)	(5.33)	(5.38)	–	(0.27)	(0.27)	–	9.11	(36.22)		74	10.95		10.94		1.84		(0.42)		39
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	–	14.76	(7.96	)#	92	11.93	##	11.93	##	1.74	##	(0.28	)##	30

Royce Low-Priced Stock Fund – K Class(c)
†2010	$9.09	$(0.03)	$(0.38)	$(0.41)	$–	$–	$–	$–	$8.68	(4.51	)%#	$2,779	1.98	%##	1.98	%##	1.59	%##	(0.57	)%##	11%
2009	5.95	(0.10)	3.28	3.18	(0.04)	–	(0.04)	–	9.09	53.45		676	4.75		4.75		1.59		(0.44)		22
2008	10.00	(0.01)	(3.77)	(3.78)	–	(0.27)	(0.27)	–	5.95	(37.47	)#	30	40.19	##	40.19	##	1.59	##	(0.19	)##	39

Royce Total Return Fund – Investment Class
†2010	$10.81	$0.09	$(0.18)	$(0.09)	$(0.09)	$–	$(0.09)	$–	$10.63	(0.92	)%#	$2,959,156	1.14	%##	1.14	%##	1.14	%##	1.54	%##	9%
2009	8.70	0.16	2.09	2.25	(0.14)	–	(0.14)	–	10.81	26.22		3,077,099	1.17		1.17		1.17		1.74		20
2008	12.93	0.20	(4.20)	(4.00)	(0.23)	(0.00)	(0.23)	–	8.70	(31.17)		2,577,031	1.12		1.12		1.12		1.69		25
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	–	12.93	2.39		4,214,156	1.08		1.08		1.08		1.29		27
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	–	13.75	14.54		4,438,964	1.09		1.09		1.09		1.31		25
2005	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23		4,258,135	1.12		1.12		1.12		1.13		24

Royce Total Return Fund – Service Class
†2010	$10.81	$0.07	$(0.18)	$(0.11)	$(0.07)	$–	$(0.07)	$–	$10.63	(1.05	)%#	$225,687	1.41	%##	1.41	%##	1.41	%##	1.27	%##	9%
2009	8.67	0.14	2.09	2.23	(0.10)	–	(0.10)	0.01	10.81	26.16		215,939	1.42		1.42		1.42		1.49		20
2008	12.82	0.17	(4.16)	(3.99)	(0.18)	(0.00)	(0.18)	0.02	8.67	(31.17)		155,644	1.37		1.37		1.34		1.49		25
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	–	12.82	2.20		268,562	1.39		1.39		1.29		1.09		27
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	–	13.61	14.32		371,755	1.34		1.34		1.29		1.12		25
2005	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07		315,602	1.36		1.36		1.29		0.98		24

Royce Total Return Fund – Consultant Class
†2010	$10.90	$0.03	$(0.18)	$(0.15)	$(0.03)	$–	$(0.03)	$–	$10.72	(1.39	)%#	$341,207	2.11	%##	2.11	%##	2.11	%##	0.56	%##	9%
2009	8.76	0.07	2.12	2.19	(0.05)	–	(0.05)	–	10.90	25.12		366,367	2.12		2.12		2.12		0.78		20
2008	12.91	0.08	(4.18)	(4.10)	(0.05)	(0.00)	(0.05)	–	8.76	(31.83)		354,384	2.09		2.08		2.08		0.71		25
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	–	12.91	1.35		648,191	2.08		2.07		2.07		0.30		27
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	–	13.73	13.45		689,311	2.07		2.06		2.06		0.34		25
2005	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18		606,618	2.10		2.10		2.10		0.17		24

Royce Total Return Fund – Institutional Class
†2010	$10.80	$0.09	$(0.18)	$(0.09)	$(0.09)	$–	$(0.09)	$–	$10.62	(0.88	)%#	$274,592	1.01	%##	1.01	%##	1.01	%##	1.67	%##	9%
2009	8.70	0.17	2.09	2.26	(0.16)	–	(0.16)	–	10.80	26.41		264,041	1.04		1.04		1.04		1.87		20
2008	12.95	0.20	(4.19)	(3.99)	(0.26)	(0.00)	(0.26)	–	8.70	(31.09)		191,014	1.00		0.99		0.99		1.82		25
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	–	12.95	2.52		257,066	0.99		0.99		0.99		1.38		27
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	–	13.77	14.62		282,295	1.00		0.99		0.99		1.42		25
2005	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31		214,275	1.00		1.00		1.00		1.30		24

134 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total		Net Assets, End of Period	Prior to Fee Waivers and		Prior to Fee		Net of Fee		Income (Loss) to Average		Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Balance Credits		Waivers		Waivers		Net Assets		Rate
Royce Total Return Fund – W Class(d)
†2010	$10.83	$0.09	$(0.18)	$(0.09)	$(0.09)	$–	$(0.09)	$–	$10.65	(0.92	)%#	$44,226	1.12	%##	1.12	%##	1.12	%##	1.56	%##	9%
2009	8.71	0.16	2.10	2.26	(0.14)	–	(0.14)	–	10.83	26.28		48,058	1.13		1.13		1.13		1.78		20
2008	12.95	0.23	(4.23)	(4.00)	(0.24)	(0.00)	(0.24)	–	8.71	(31.18)		65,260	1.08		1.08		1.08		1.66		25
2007	13.76	0.19	0.18	0.37	(0.18)	(1.00)	(1.18)	–	12.95	2.49		250,178	1.06		1.06		1.06		1.31		27
2006	12.61	0.18	1.65	1.83	(0.16)	(0.52)	(0.68)	–	13.76	14.54		220,716	1.10		1.09		1.09		1.33		25
2005	11.97	0.11	1.17	1.28	(0.09)	(0.55)	(0.64)	–	12.61	10.68	#	144,506	1.06	##	1.06	##	1.06	##	1.38	##	24

Royce Total Return Fund – R Class(b)
†2010	$10.88	$0.05	$(0.18)	$(0.13)	$(0.05)	$–	$(0.05)	$–	$10.70	(1.22	)%#	$9,710	1.77	%##	1.77	%##	1.77	%##	0.96	%##	9%
2008	8.74	0.10	2.10	2.20	(0.06)	–	(0.06)	–	10.88	25.43		6,450	1.85		1.85		1.84		1.05		20
2008	12.93	0.11	(4.19)	(4.08)	(0.11)	(0.00)	(0.11)	–	8.74	(31.67)		2,946	2.03		2.02		1.84		1.10		25
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	–	12.93	(6.15	)#	1,224	6.15	##	6.14	##	1.74	##	0.78	##	27

Royce Total Return Fund – K Class(g)
†2010	$8.47	$0.06	$(0.14)	$(0.08)	$(0.06)	$–	$(0.06)	$–	$8.33	(0.98	)%#	$44,649	1.37	%##	1.37	%##	1.37	%##	1.31	%##	9%
2009	6.81	0.11	1.63	1.74	(0.08)	–	(0.08)	–	8.47	25.89		43,281	1.42		1.42		1.42		1.44	##	20
2008	10.00	0.02	(3.07)	(3.05)	(0.14)	(0.00)	(0.14)	–	6.81	(30.56	)#	14,064	1.46	##	1.46	##	1.46	##	1.81	##	25

Royce Heritage Fund – Investment Class(e)
†2010	$12.12	$0.03	$(0.47)	$(0.44)	$–	$–	$–	$–	$11.68	(3.63	)%#	$9,617	1.25	%##	1.25	%##	1.24	%##	0.45	%##	33%
2009	7.97	0.02	4.13)	4.15	–	–	–	–	12.12	52.07		10,052	1.34		1.34		1.24		0.19		59
2008	12.88	0.04	(4.70)	(4.66)	–	(0.25)	(0.25)	–	7.97	(36.07)%		5,522	1.39		1.38		1.24		0.40		128
2007	14.03	(0.01)	0.28	0.27	–	(1.42)	(1.42)	–	12.88	1.64	#	8,884	3.33	##	3.33	##	1.24	##	(0.06	)##	138

Royce Heritage Fund – Service Class
†2010	$12.07	$0.02	$(0.47)	$(0.45)	$–	$–	$–	$–	$11.62	(3.73	)%#	$187,235	1.47	%##	1.47	%##	1.37	%##	0.33	%##	33%
2009	7.95	(0.00)	4.12	4.12	–	–	–	–	12.07	51.82		182,690	1.51		1.51		1.42		(0.02)		59
2008	12.88	0.02	(4.70)	(4.68)	–	(0.25)	(0.25)	–	7.95	(36.22)		78,526	1.50		1.49		1.49		0.14		128
2007	14.09	(0.02)	0.22	0.20	–	(1.42)	(1.42)	0.01	12.88	1.20		103,652	1.42		1.42		1.27		(0.10)		138
2006	12.47	0.01	2.82	2.83	–	(1.21)	(1.21)	–	14.09	22.62		95,349	1.48		1.47		1.32		(0.05)		98
2005	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74		58,905	1.58		1.58		1.43		(0.44)		142

Royce Heritage Fund – Consultant Class
†2010	$10.14	$(0.04)	$(0.39)	$(0.43)	$–	$–	$–	$–	$9.71	(4.24	)%#	$8,517	2.40	%##	2.39	%##	2.39	%##	(0.69	)%##	33%
2009	6.75	(0.09)	3.48	3.39	–	–	–	–	10.14	50.22		7,485	2.55		2.55		2.49		(1.05)		59
2008	11.10	(0.08)	(4.03)	(4.11)	–	(0.25)	(0.25)	0.01	6.75	(36.81)		4,609	2.69		2.68		2.49		(0.86)		128
2007	12.47	(0.17)	0.21	0.04	–	(1.42)	(1.42)	0.01	11.10	0.07		6,728	2.61		2.60		2.49		(1.33)		138
2006	11.29	(0.14)	2.53	2.39	–	(1.21)	(1.21)	–	12.47	21.08		3,879	3.20		3.18		2.49		(1.12)		98
2005	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70		2,507	3.99		3.99		2.49		(1.50)		142

Royce Heritage Fund – R Class(c)
†2010	$9.43	$(0.01)	$(0.36)	$(0.37)	$–	$–	$–	$–	$9.06	(3.92	)%#	$1,201	2.25	%##	2.25	%##	1.84	%##	(0.12	)%##	33%
2009	6.23	(0.05)	3.25	3.20	–	–	–	–	9.43	51.36		832	4.03		4.03		1.84		(0.56)		59
2008	10.00	(0.01)	(3.51)	(3.52)	–	(0.25)	(0.25)	–	6.23	(35.05	)#	65	19.77	##	19.76	%##	1.84	##	(0.27	)%##	128
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 135

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Heritage Fund – K Class(c)
†2010	$9.46	$0.01	$(0.37)	$(0.36)	$–	$–	$–	$–	$9.10	(3.81	)%#	$2,574	1.72	%##	1.72	%##	1.59	%##	0.17	%##	33%
2009	6.24	(0.02)	3.24	3.22	–	–	–	–	9.46	51.60		287	5.82		5.82		1.59		(0.26)		59
2008	10.00	(0.00)	(3.51)	(3.51)	–	(0.25)	(0.25)	–	6.24	(34.95	)#	65	19.53	##	19.53	##	1.59	##	(0.02	)##	128

Royce Opportunity Fund – Investment Class
†2010	$9.03	$(0.03)	$(0.03)	$(0.06)	$–	$–	$–	$–	$8.97	(0.66	)%#	$952,438	1.18	%##	1.18	%##	1.18	%##	(0.60	)%##	24%
2009	5.57	(0.03)	3.49	3.46	(0.00)	–	(0.00)	–	9.03	62.14		836,268	1.22		1.22		1.22		(0.43)		44
2008	11.02	0.06	(5.12)	(5.06)	(0.05)	(0.34)	(0.39)	–	5.57	(45.73)		581,860	1.17		1.17		1.17		0.63		52
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	–	11.02	(2.00)		1,550,045	1.11		1.10		1.10		0.36		50
2006	12.29	(0.01)	2.32	2.31	–	(1.56)	(1.56)	–	13.04	18.76		1,811,073	1.12		1.11		1.11		(0.05)		47
2005	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76		1,490,999	1.14		1.14		1.14		(0.38)		42

Royce Opportunity Fund – Service Class
†2010	$8.83	$(0.04)	$(0.03)	$(0.07)	$–	$–	$–	$–	$8.76	(0.79	)%#	$229,680	1.45	%##	1.45	%##	1.45	%##	(0.92	)%##	24%
2009	5.46	(0.05)	3.42	3.37	–	–	–	–	8.83	61.72		298,410	1.47		1.47		1.47		(0.69)		44
2008	10.80	0.04	(5.00)	(4.96)	(0.04)	(0.34)	(0.38)	–	5.46	(45.76)		162,607	1.41		1.41		1.34		0.40		52
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	–	10.80	(2.22)		293,012	1.39		1.39		1.29		0.14		50
2006	12.13	(0.03)	2.28	2.25	–	(1.56)	(1.56)	–	12.82	18.51		291,911	1.40		1.40		1.29		(0.20)		47
2005	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66		167,369	1.41		1.41		1.29		(0.53)		42

Royce Opportunity Fund – Consultant Class(h)
†2010	$8.66	$(0.08)	$(0.02)	$(0.10)	$–	$–	$–	$–	$8.56	(1.15	)%#	$9,223	2.31	%##	2.31	%##	2.31	%##	(1.74	)%##	24%
2009	5.42	(0.11)	3.35	3.24	–	–	–	–	8.66	59.78		7,500	2.45		2.45		2.45		(1.66)		44
2008	10.78	(0.07)	(4.95)	(5.02)	–	(0.34)	(0.34)	–	5.42	(46.40)		4,707	2.48		2.47		2.47		(0.74)		52
2007	12.90	(0.14)	(0.24)	(0.38)	–	(1.74)	(1.74)	–	10.78	(3.34)		7,982	2.48		2.46		2.46		(1.03)		50
2006	14.29	(0.12)	0.29	0.17	–	(1.56)	(1.56)	–	12.90	1.16	#	4,080	3.75	##	3.74	##	2.49	##	(1.24	)##	47

Royce Opportunity Fund – Institutional Class
†2010	$9.07	$(0.02)	$(0.03)	$(0.05)	$–	$–	$–	$–	$9.02	(0.55	)%#	$521,233	1.04	%##	1.04	%##	1.04	%##	(0.47	)%##	24%
2009	5.60	(0.02)	3.50	3.48	(0.01)	–	(0.01)	–	9.07	62.23		502,300	1.04		1.04		1.04		(0.26)		44
2008	11.09	0.05	(5.13)	(5.08)	(0.07)	(0.34)	(0.41)	–	5.60	(45.66)		310,272	1.04		1.04		1.04		0.60		52
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	–	11.09	(1.89)		333,452	1.02		1.02		1.02		0.47		50
2006	12.34	0.00)	2.33	2.33	–	(1.56)	(1.56)	–	13.11	18.85		248,710	1.04		1.03		1.03		0.03		47
2005	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90		199,293	1.05		1.05		1.04		(0.28)		42

Royce Opportunity Fund – R Class(b)
†2010	$8.86	$(0.06)	$(0.03)	$(0.09)	$–	$–	$–	$–	$8.77	(1.02	)%#	$573	3.16	%##	3.16	%##	1.84	%##	(1.26	)%##	24%
2009	5.50	(0.07)	3.43	3.36	–	–	–	–	8.86	61.09		341	9.91		9.91		1.84		(1.05)		44
2008	11.02	(0.06)	(5.08)	(5.14)	(0.04)	(0.34)	(0.38)	–	5.50	(46.50)		64	18.28		18.27		1.84		(0.04)		52
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	–	11.02	(11.77	)#	88	14.59	##	14.59	##	1.74	##	(0.92	)##	50

Royce Opportunity Fund – K Class(c)
†2010	$8.24	$(0.04)	$(0.03)	$(0.07)	$–	$–	$–	$–	$8.17	(0.85	)%#	$1,836	2.14	%##	2.14	%##	1.59	%##	(0.99	)%##	24%
2009	5.11	(0.06)	3.19	3.13	–	–	–	–	8.24	61.25		286	6.85		6.85		1.59		(0.86)		44
2008	10.00	(0.00)	(4.51)	(4.51)	(0.04)	(0.34)	(0.38)	–	5.11	(44.92	)#	24	44.39	##	44.39	##	1.59	##	(0.06	)##	52

136 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Special Equity Fund – Investment Class
†2009	$17.50	$0.07	$(0.59)	$(0.52)	$–	$–	$–	$–	$16.98	(2.97)%#	$1,081,911	1.17	%##	1.16	%##	1.16	%##	0.72	%##	11%
2009	13.69	0.07	3.80	3.87	(0.07)	–	(0.07)	0.01	17.50	28.38	842,678	1.17		1.17		1.17		0.62		10
2008	18.27	0.21	(3.83)	(3.62)	(0.21)	(0.75)	(0.96)	–	13.69	(19.62)	316,558	1.15		1.15		1.15		1.32		27
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	–	18.27	4.74	385,864	1.12		1.11		1.11		0.57		29
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	–	19.72	14.00	438,427	1.13		1.13		1.13		0.51		16
2005	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)	523,961	1.14		1.14		1.14		0.94		22

Royce Special Equity Fund – Service Class
†2010	$17.48	$0.04	$(0.59)	$(0.55)	$–	$–	$–	$0.01	$16.94	(3.09)%#	$108,518	1.49	%##	1.49	%##	1.39	%##	0.46	%##	11%
2009	13.69	(0.00)	3.84	3.84	(0.06)	–	(0.06)	0.01	17.48	28.11	72,360	1.52		1.52		1.39		0.29		10
2008	18.28	0.11	(3.77)	(3.66)	(0.19)	(0.75)	(0.94)	0.01	13.69	(19.74)	9,549	1.83		1.82		1.35		1.27		27
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58	2,758	2.04		2.03		1.35		0.27		29
2006	18.66	0.10	2.48	2.58	–	(1.51)	(1.51)	–	19.73	(13.70)	1,200	1.69		1.69		1.35		0.52		16
2005	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)	7,606	1.48		1.48		1.35		0.65		22

Royce Special Equity Fund – Consultant Class
†2010	$17.03	$(0.03)	$(0.56)	$(0.59)	$–	$–	$–	$–	$16.44	(3.46)%#	$27,152	2.19	%##	2.19	%##	2.19	%##	(0.30	)%##	11%
2009	13.42	(0.06)	3.67	3.61	–	–	–	–	17.03	26.90	20,891	2.23		2.23		2.23		(0.41)		10
2008	17.87	0.03	(3.72)	(3.69)	(0.01)	(0.75)	(0.76)	–	13.42	(20.46)	11,460	2.26		2.26		2.26		0.18		27
2007	19.43	(0.10)	0.86	0.76	–	(2.32)	(2.32)	–	17.87	3.63	15,778	2.20		2.19		2.19		(0.50)		29
2006	18.55	(0.12)	2.51	2.39	–	(1.51)	(1.51)	–	19.43	12.75	17,231	2.23		2.22		2.22		(0.60)		16
2005	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)	17,517	2.26		2.26		2.26		(0.15)		22

Royce Special Equity Fund – Institutional Class
†2010	$17.44	$0.08	$(0.59)	$(0.51)	$–	$–	$–	$–	$16.93	(2.92)%#	$346,173	1.04	%##	1.04	%##	1.04	%##	0.87	%##	11%
2009	13.65	0.11	3.77	3.88	(0.09)	–	(0.09)	–	17.44	28.42	280,253	1.05		1.05		1.05		0.81		10
2008	18.22	0.21	(3.80)	(3.59)	(0.23)	(0.75)	(0.98)	–	13.65	(19.52)	161,840	1.05		1.05		1.05		1.43		27
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	–	18.22	4.79	157,100	1.04		1.04		1.04		0.64		29
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	–	19.68	14.12	147,661	1.05		1.05		1.05		0.58		16
2005	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)	154,195	1.05		1.05		1.05		1.08		22

Royce Value Fund – Investment Class(e)
†2010	$10.16	$0.02	$(0.37)	$(0.35)	$–	$–	$–	$–	$9.81	(3.44)%#	$80,996	1.17	%##	1.17	%##	1.17	%##	0.39	%##	18%
2009	7.00	0.01	3.15	3.16	–	–	–	–	10.16	45.14	67,249	1.14		1.14		1.14		0.06		49
2008	10.62	(0.01)	(3.61)	(3.62)	–	–	–	–	7.00	(34.09)	18,993	1.16		1.16		1.16		(0.06)		41
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	–	10.62	2.36 #	13,233	1.89	##	1.88	##	1.24	##	0.06	##	67

Royce Value Fund – Service Class
†2010	$10.13	$0.01	$(0.38)	$(0.37)	$–	$–	$–	$–	$9.76	(3.65)%#	$1,128,103	1.46	%##	1.46	%##	1.44	%##	0.11	%##	18%
2009	7.00	(0.03)	3.16	3.13	–	–	–	–	10.13	44.71	1,178,806	1.47		1.47		1.45		(0.31)		49
2008	10.64	(0.03)	(3.62)	(3.65)	–	–	–	0.01	7.00	(34.21)	704,406	1.45		1.45		1.45		(0.34)		41
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77	663,808	1.43		1.43		1.36		(0.08)		67
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76	452,383	1.43		1.42		1.31		(0.15)		41
2005	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23	113,451	1.53		1.53		1.28		(0.31)		44

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 137

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Value Fund – Consultant Class(h)
†2010	$9.84	$(0.03)	$(0.36)	$(0.39)	$–	$–	$–	$–	$9.45	(3.96	)%#	$28,129	2.19	%##	2.19	%##	2.19	%##	(0.63	)%##	18%
2009	6.85	(0.09)	3.08	2.99)	–	–	–	–	9.84	43.65		27,625	2.23		2.23		2.23		(1.09)		49
2008	10.50	(0.11)	(3.54)	(3.65)	–	–	–	–	6.85	(34.76)		15,915	2.29		2.28		2.28		(1.18)		41
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65		14,374	2.35		2.33		2.33		(1.05)		67
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33	#	4,424	4.35	##	4.34	##	2.49	##	(0.93	)##	41

Royce Value Fund – Institutional Class(i)
†2010	$10.17	$0.03	$(0.38)	$(0.35)	$–	$–	$–	$–	$9.82	(3.44	)%#	$174,455	1.04	%##	1.04	%##	1.04	%##	0.52	%##	18%
2009	7.00	0.01	3.16	3.17	–	–	–	–	10.17	45.29		167,215	1.04		1.04		1.04		0.10		49
2008	10.61	0.00	(3.61)	(3.61)	–	–	–	–	7.00	(34.02)		114,244	1.04		1.04		1.04		0.03		41
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	–	10.61	4.00		172,877	1.03		1.03		1.03		0.25		67
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	–	11.04	7.35	#	13,898	1.27	##	1.27	##	1.04	##	0.43	##	41

Royce Value Fund – R Class(j)
†2010	$10.05	$(0.01)	$(0.36)	$(0.37)	$–	$–	$–	$–	$9.68	(3.68	)%#	$16,102	1.73	%##	1.73	%##	1.73	%##	(0.13	)%##	18%
2009	6.97	(0.06)	3.14	3.08	–	–	–	–	10.05	44.19		6,114	2.08		2.08		1.84		(0.68)		49
2008	10.63	(0.06)	(3.62)	(3.68)	–	–	–	0.02	6.97	(34.43)		326	6.72		6.71		1.84		(0.68)		41
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	–	10.63	(1.39	)#	99	16.39	##	16.39	##	1.74	##	(0.26	)##	67

Royce Value Fund – K Class(c)
†2010	$8.46	$0.00	$(0.31)	$(0.31)	$–	$–	$–	$–	$8.15	(3.66	)%#	$8,357	1.54	%##	1.54	%##	1.54	%##	0.06	%##	18%
2009	5.91	(0.03)	2.58	2.55	–	–	–	–	8.46	43.15		4,721	1.73		1.73		1.59		(0.43)		49
2008	10.00	(0.01)	(4.08)	(4.09)	–	–	–	–	5.91	(40.90	)#	1,550	9.63	##	9.63	##	1.59	##	(0.35	)##	41

Royce Value Plus Fund – Investment Class(e)
†2010	$11.31	$(0.02)	$(0.32)	$(0.34)	$–	$–	$–	$–	$10.97	(3.01	)%#	$281,050	1.06	%##	1.06	%##	1.06	%##	(0.38	)%##	30%
2009	7.97	0.01	3.33	3.34	–	–	–	–	11.31	41.91		261,906	1.06		1.06		1.06		0.13		39
2008	13.80	(0.02)	(5.63)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)		122,043	1.07		1.07		1.07		(0.15)		42
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33	#	66,888	1.33	##	1.32	##	1.24	##	(0.24	)##	42

Royce Value Plus Fund – Service Class
†2010	$11.24	$(0.04)	$(0.32)	$(0.36)	$–	$–	$–	$–	$10.88	$(3.20	)%#	$2,283,049	1.45	%##	1.45	%##	1.43	%##	(0.75	)%##	30%
2009	7.95	(0.02)	3.31	3.29	–	–	–	–	11.24	41.38		2,505,017	1.47		1.47		1.45		(0.25)		39
2008	13.81	(0.06)	(5.62)	(5.68)	–	(0.18)	(0.18)	–	7.95	(41.07)		1,709,764	1.44		1.43		1.43		(0.53)		42
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24		2,690,448	1.41		1.40		1.33		(0.37)		42
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35		1,513,626	1.41		1.40		1.26		(0.45)		31
2005	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20		293,856	1.42		1.42		1.17		(0.54)		62

Royce Value Plus Fund – Consultant Class(h)
†2010	$10.93	$(0.08)	$(0.31)	$(0.39)	$–	$–	$–	$–	$10.54	(3.57	)%#	$28,332	2.17	%##	2.17	%##	2.17	%##	(1.50	)%##	30%
2009	7.79	(0.09)	3.23	3.14	–	–	–	–	10.93	40.31		31,154	2.20		2.20		2.20		(0.98)		39
2008	13.65	(0.15)	(5.53)	(5.68)	–	(0.18)	(0.18)	–	7.79	(41.55)		26,024	2.21		2.21		2.21		(1.30)		42
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40		47,409	2.18		2.16		2.16		(1.18)		42
2006	13.85	(0.16)	0.55	0.39	–	(0.27)	(0.27)	–	13.97	2.78	#	12,956	2.91	##	2.90	##	2.49	##	(1.61	)##	31

138 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Value Plus Fund – Institutional Class(k)
†2010	$11.31	$(0.02)	$(0.32)	$(0.34)	$–	$–	$–	$–	$10.97	(3.01	)%#	$319,414	1.04	%##	1.04	%##	1.04	%##	(0.37	)%##	30%
2009	7.97	0.01	3.33	3.34	–	–	–	–	11.31	41.91		357,734	1.06		1.06		1.06		0.08		39
2008	13.80	(0.01)	(5.64)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)		143,315	1.04		1.04		1.04		(0.13)		42
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	–	13.80	3.52		143,312	1.05		1.04		1.04		(0.05)		42
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	–	14.08	1.16	#	30,985	1.17	##	1.17	##	1.04	##	(0.18	)##	31

Royce Value Plus Fund – R Class(j)
†2010	$11.13	$(0.07)	$(0.30)	$(0.37)	$–	$–	$–	$–	$10.76	(3.32	)%#	$706	2.70	%##	2.70	%##	1.84	%##	(1.17	)%##	30%
2009	7.91	(0.06)	3.28	3.22	–	–	–	–	11.13	40.71		642	3.76		3.76		1.84		(0.70)		39
2008	13.80	(0.09)	(5.62)	(5.71)	–	(0.18)	(0.18)	–	7.91	(41.31)		331	6.62		6.62		1.84		(0.92)		42
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	–	13.80	(4.05	)#	96	16.18	##	16.18	##	1.74	##	(0.68	)##	42

Royce Value Plus Fund – K Class(c)
†2010	$8.22	$(0.04)	$(0.23)	$(0.27)	$–	$–	$–	$–	$7.95	(3.28	)%#	$1,483	1.89	%##	1.89	%##	1.59	%##	(0.92	)%##	30%
2009	5.82	(0.03)	2.43	2.40	–	–	–	–	8.22	41.24		1,363	2.46		2.45		1.59		(0.38)		39
2008	10.00	(0.04)	(3.96)	(4.00)	–	(0.18)	(0.18)	–	5.82	(39.91	)#	31	39.36	##	39.36	##	1.59	##	(0.75	)##	42

Royce 100 Fund – Investment Class(e)
†2010	$7.94	$(0.01)	$(0.23)	$(0.24)	$–	$–	$–	$–	$7.70	(3.02	)%#	$46,485	1.17	%##	1.17	%##	1.17	%##	(0.14	)%##	10%
2009	5.74	0.00	2.20	2.20	–	–	–	–	7.94	38.33		35,165	1.22		1.22		1.22		0.03		42
2008	8.23	0.01	(2.41)	(2.40)	–	(0.09)	(0.09)	–	5.74	(29.13)		15,748	1.39		1.39		1.24		0.21		72
2007	8.42	0.00	0.54	0.54	–	(0.73)	(0.73)	–	8.23	6.20	#	7,246	3.37	##	3.36	##	1.24	##	(0.04	)##	85

Royce 100 Fund – Service Class
†2010	$7.91	$(0.02)	$(0.22)	$(0.24)	$–	$–	$–	$–	$7.67	(3.03	)%#	$266,310	1.49	%##	1.49	%##	1.46	%##	(0.44	)%##	10%
2009	5.73	(0.01)	2.19	2.18	–	–	–	–	7.91	38.05		197,607	1.54		1.54		1.49		(0.19)		42
2008	8.22	(0.01)	(2.40)	(2.41)	–	(0.09)	(0.09)	0.01	5.73	(29.17)		43,882	1.57		1.56		1.49		(0.10)		72
2007	8.32	(0.01)	0.64	0.63	–	(0.73)	(0.73)	–	8.22	7.34		28,749	1.56		1.56		1.31		(0.08)		85
2006	7.52	(0.02)	1.04	1.02	–	(0.23)	(0.23)	0.01	8.32	13.70		34,691	1.73		1.72		1.47		(0.26)		45
2005	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89		16,892	2.07		2.07		1.49		(0.49)		60

Royce 100 Fund – R Class(c)
†2010	$9.52	$(0.04)	$(0.27)	$(0.31)	$–	$–	$–	$–	$9.21	(3.26	)%#	$1,137	2.48	%##	2.48	%##	1.84	%##	(0.77	)%##	10%
2009	6.93	(0.05)	2.64	2.59	–	–	–	–	9.52	37.37		296	6.58		6.57		1.84		(0.56)		42
2008	10.00	(0.02)	(2.96)	(2.98)	–	(0.09)	(0.09)	–	6.93	(29.78	)#	70	18.97	##	18.97	##	1.84	##	(0.44	)##	72

Royce 100 Fund – K Class(c)
†2010	$9.57	$(0.03)	$(0.28)	$(0.31)	$–	$–	$–	$–	$9.26	(3.24	)%#	$986	2.56	%##	2.56	%##	1.59	%##	(0.59	)%##	10%
2009	6.94	(0.03)	2.66	2.63	–	–	–	–	9.57	37.90		186	5.78		5.78		1.59		(0.41)		42
2008	10.00	(0.01)	(2.96)	(2.97)	–	(0.09)	(0.09)	–	6.94	(29.68	)#	95	17.55	##	17.55	##	1.59	##	(0.13	)##	72

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 139

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Discovery Fund – Service Class
†2010	$4.38	$(0.00)	$(0.10)	$(0.10)	$–	$–	$–	$–	$4.28	(2.28	)%#	$2,882	3.08	%##	3.08	%##	1.49	%##	(0.06	)%##	82%
2009	3.48	(0.01)	0.91	0.90	–	–	–	–	4.38	25.86		2,910	3.56		3.56		1.49		(0.30)		13
2008	5.85	(0.01)	(2.06)	(2.07)	–	(0.30)	(0.30)	–	3.48	(35.07)		2,332	2.77		2.77		1.49		(0.22)		63
2007	6.87	(0.02)	(0.49)	(0.51)	–	(0.51)	(0.51)	–	5.85	(7.44)		3,911	2.43		2.43		1.49		(0.35)		105
2006	6.33	(0.02)	1.08	1.06	–	(0.52)	(0.52)	–	6.87	16.84		4,405	3.75		3.73		1.49		(0.37)		91
2005	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60		3,612	3.75		3.75		1.49		(0.38)		105

Royce Financial Services Fund – Service Class
†2010	$5.57	$0.03	$(0.54)	$(0.51)	$–	$–	$–	$–	$5.06	(9.16	)%#	$10,968	2.00	%##	2.00	%##	1.49	%##	0.90	%##	10%
2009	4.25	0.04	1.31	1.35	(0.04)	–	(0.04)	0.01	5.57	32.13		13,525	2.06		2.06		1.49		0.90		34
2008	6.71	0.07	(2.46)	(2.39)	(0.05)	(0.03)	(0.08)	0.01	4.25	(35.37)		9,553	2.35		2.34		1.49		1.85		48
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)		4,650	2.38		2.37		1.49		1.01		36
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	–	7.37	24.77		4,080	3.71		3.70		1.49		1.44		14
2005	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23		1,761	3.87		3.87		1.49		0.97		9

Royce Dividend Value Fund – Investment Class(j)
†2010	$5.31	$0.05	$0.03	$0.08	$(0.05)	$–	$(0.05)	$–	$5.34	(1.47	)%#	$16,596	1.41	%##	1.41	%##	1.24	%##	1.91	%##	14%
2009	3.90	0.07	1.40	1.47	(0.06)	–	(0.06)	–	5.31	38.22		13,208	1.69		1.69		1.24		1.70		43
2008	5.82	0.11	(1.91)	(1.80)	(0.12)	(0.00)	(0.12)	–	3.90	(31.38)		1,881	2.84		2.83		1.24		2.13		61
2007	6.94	0.01	(0.11)	(0.10)	(0.02)	(1.00)	(1.02)	–	5.82	(1.71	)#	1,843	17.04	##	17.04	##	1.24	##	2.83	##	126

Royce Dividend Value Fund – Service Class
†2010	$5.33	$0.04	$0.04	$0.08	$(0.05)	$–	$(0.05)	$–	$5.36	(1.38	)%#	$37,553	1.65	%##	1.65	%##	1.49	%##	1.78	%##	14%
2009	3.92	0.07	1.39	1.46	(0.05)	–	(0.05)	–	5.33	37.73		16,107	2.04		2.04		1.49		1.45		43
2008	5.83	0.09	(1.90)	(1.81)	(0.10)	(0.00)	(0.10)	–	3.92	(31.47)		4,872	2.54		2.54		1.49		1.89		61
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)		3,835	2.03		2.04		1.49		2.08		126
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	–	6.92	19.87		6,819	2.73		2.72		1.49		1.72		19
2005	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31		3,596	2.89		2.89		1.49		1.33		4

Royce European Smaller-Companies Fund – Service Class(l)
†2010	$8.06	$0.10	$(0.33)	$(0.23)	$–	$–	$–	$–	$7.83	(2.85	)%#	$7,263	2.77	%##	2.77	%##	1.69	%##	2.42	%##	23%
2009	5.19	0.06	2.93	2.99	(0.12)	–	(0.12)	–	8.06	57.69		6,887	3.21		3.21		1.69		1.11		51
2008	10.14	0.22	(4.95)	(4.73)	(0.23)	–	(0.23)	0.01	5.19	(46.38)		4,044	2.74		2.72		1.69		2.22		88
2007	10.00	0.03	0.10	0.13	(0.00)	–	(0.00)	0.01	10.14	1.44	#	9,469	3.03	##	2.60	##	1.69	##	0.28	##	47

Royce Global Value Fund – Service Class(l)
†2010	$10.79	$0.04	$(0.43)	$(0.39)	$–	$–	$–	$0.01	$10.41	(3.52	)%#	$50,983	1.86	%##	1.86	%##	1.69	%##	0.70	%##	33%
2009	6.70	0.01	4.13	4.14	(0.06)	–	(0.06)	0.01	10.79	61.89		50,946	1.88		1.88		1.69		0.11		71
2008	11.20	0.14	(4.65)	(4.51)	(0.03)	(0.00)	(0.03)	0.04	6.70	(39.92)		31,040	1.91		1.90		1.69		1.64		45
2007	10.00	(0.14)	1.53	1.39	(0.21)	(0.02)	(0.23)	0.04	11.20	14.28	#	19,876	2.17	##	2.00	##	1.69	##	(0.23	)##	54

Royce SMid-Cap Value Fund – Service Class(m)
†2010	$9.08	$(0.01)	$(0.16)	$(0.17)	$–	$–	$–	$–	$8.91	(1.87	)%#	$4,505	2.38	%##	2.37	%##	1.49	%##	(0.19	)%##	95%
2009	7.06	(0.01)	2.03	2.02	(0.01)	–	(0.01)	0.01	9.08	28.75		7,365	2.03		2.03		1.49		(0.20)		216
2008	9.99	0.02	(2.96)	(2.94)	(0.01)	–	(0.01)	0.02	7.06	(29.27)		14,059	2.05		2.04		1.49		0.31		397
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	–	9.99	0.16	#	1,379	16.82	##	16.40	##	1.49	##	0.67	##	17

140 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce International Smaller-Companies Fund – Service Class(n)
†2010	$10.49	$0.07	$(0.51)	$(0.44)	$–	$–	$–	$–	$10.05	(4.19	)%#	$12,283	2.44	%##	2.44	%##	1.69	%##	1.26	%##	26%
2009	6.99	(0.02)	3.53	3.51	(0.02)	–	(0.02)	0.01	10.49	50.31		7,871	3.01		3.01		1.69		(0.18)		38
2008	10.00	(0.02)	(2.99)	(3.01)	–	–	–	–	6.99	(30.10	)#	1,960	6.24	##	5.98	##	1.69	##	(0.43	)##	1

Royce Focus Value Fund – Service Class(o)
†2010	$14.82	$(0.03)	$(1.41)	$(1.44)	$–	$–	$–	$–	$13.38	(9.72	)%#	$6,707	2.12	%##	2.12	%##	1.49	%##	(0.39	)%##	18%
2009	10.00	0.00	5.31	5.31	(0.05)	(0.44)	(0.49)	–	14.82	53.27	#	4,796	2.97	##	2.97	##	1.49	##	0.17	##	21

Royce Partners Fund – Service Class(p)
†2010	$11.56	$0.01	$(0.94)	$(0.93)	$–	$–	$–	$0.01	$10.64	(7.96	)%#	$1,383	3.83	%##	3.83	%##	1.49	%##	0.14	%##	9%
2009	10.00	(0.05)	1.61	1.56	–	–	–	–	11.56	15.60	#	1,501	5.27	##	5.27	##	1.49	##	(0.71	)##	14

Royce Mid-Cap Fund – Service Class(q)
†2010	$10.00	$(0.01)	$(0.64)	$(0.65)	$–	$–	$–	$0.02	$9.37	(6.30	)%#	$3,745	2.81	%##	2.81	%##	1.49	%##	(0.16	)%##	68%

(a)	The Class commenced operations on November 8, 2005.
(b)	The Class commenced operations on May 21, 2007.
(c)	The Class commenced operations on May 15, 2008.
(d)	The Class commenced operations on May 19, 2005.
(e)	The Class commenced operations on March 15, 2007.
(f)	The Class commenced operations on January 3, 2006.
(g)	The Class commenced operations on May 1, 2008.
(h)	The Class commenced operations on March 30, 2006.
(i)	The Class commenced operations on June 1, 2006.
(j)	The Class commenced operations on September 14, 2007.
(k)	The Class commenced operations on May 10, 2006.
(l)	The Fund commenced operations on December 29, 2006.
(m)	The Fund commenced operations on September 28, 2007.
(n)	The Fund commenced operations on July 1, 2008.
(o)	The Fund commenced operations on March 2, 2009.
(p)	The Fund commenced operations on April 28, 2009.
(q)	The Fund commenced operations on January 4, 2010.
#	Not annualized.
##	Annualized.
†	Period ended June 30, 2010 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 141

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund and Royce Mid-Cap Fund (the “Fund” or “Funds”), are twenty-one series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
     At June 30, 2010, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Discovery Fund	59%	Royce International Smaller-Companies Fund	18%
Royce Financial Services Fund	13%	Royce Focus Value Fund	74%
Royce European Smaller-Companies Fund	13%	Royce Partners Fund	90%
Royce SMid-Cap Value Fund	32%	Royce Mid-Cap Fund	45%

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non- U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
        Level 1 – quoted prices in active markets for identical securities
        Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
        Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common stocks	$4,763,091,632	$214,067,971	$–	$4,977,159,603
Cash equivalents	44,388,465	75,151,000	–	119,539,465
Royce Micro-Cap Fund
Common stocks	699,608,576	285,699,926	–	985,308,502
Cash equivalents	25,820,224	84,786,000	–	110,606,224

142 | The Royce Funds 2010 Semiannual Report to Shareholders

	Level 1	Level 2	Level 3	Total
Royce Premier Fund
Common stocks	$4,235,919,617	$362,380,518	$–	$4,598,300,135
Cash equivalents	17,945,821	591,756,000	–	609,701,821
Royce Low-Priced Stock Fund
Common stocks	2,461,894,145	664,905,121	–	3,126,799,266
Cash equivalents	35,325,700	224,485,000	–	259,810,700
Royce Total Return Fund
Common stocks	3,532,016,738	141,255,064	–	3,673,271,802
Preferred stocks	14,502,170	5,006,250	80,875	19,589,295
Corporate bonds	–	20,444,990	–	20,444,990
Cash equivalents	2,565,008	191,834,000	–	194,399,008
Royce Heritage Fund
Common stocks	161,337,999	47,493,931	25,007	208,856,937
Cash equivalents	3,341,743	735,000	–	4,076,743
Royce Opportunity Fund
Common stocks	1,618,682,449	2,646,470	114,469	1,621,443,388
Corporate bonds	–	286,065	–	286,065
Cash equivalents	59,851,265	97,309,000	–	157,160,265
Royce Special Equity Fund
Common stocks	1,293,424,441	16,697,338	–	1,310,121,779
Cash equivalents	–	255,033,000	–	255,033,000
Royce Value Fund
Common stocks	1,237,905,715	134,888,296	–	1,372,794,011
Cash equivalents	–	72,308,000	–	72,308,000
Royce Value Plus Fund
Common stocks	2,556,341,972	187,664,712	–	2,744,006,684
Cash equivalents	26,562,358	195,089,000	–	221,651,358
Royce 100 Fund
Common stocks	278,209,232	18,507,135	–	296,716,367
Cash equivalents	9,406,931	22,586,000	–	31,992,931
Royce Discovery Fund
Common stocks	2,746,193	–	–	2,746,193
Cash equivalents	–	137,000	–	137,000
Royce Financial Services Fund
Common stocks	7,394,396	3,212,902	–	10,607,298
Preferred stocks	–	–	478	478
Cash equivalents	–	366,000	–	366,000
Royce Dividend Value Fund
Common stocks	40,971,303	8,713,353	–	49,684,656
Preferred stocks	–	–	364	364
Cash equivalents	–	3,447,000	–	3,447,000
Royce European Smaller-Companies Fund
Common stocks	66,100	6,631,896	–	6,697,996
Cash equivalents	–	414,000	–	414,000
Royce Global Value Fund
Common stocks	12,875,380	35,629,574	–	48,504,954
Cash equivalents	–	2,590,000	–	2,590,000
Royce SMid-Cap Value Fund
Common stocks	3,398,189	579,881	–	3,978,070
Cash equivalents	–	548,000	–	548,000
Royce International Smaller-Companies Fund
Common stocks	1,550,333	9,743,214	–	11,293,547
Cash equivalents	–	878,000	–	878,000
Royce Focus Value Fund
Common stocks	4,665,054	863,338	–	5,528,392
Cash equivalents	–	247,000	–	247,000
Royce Partners Fund
Common stocks	1,115,625	159,320	–	1,274,945
Cash equivalents	–	112,000	–	112,000
Royce Mid-Cap Fund
Common stocks	3,378,461	121,275	–	3,499,736
Cash equivalents	–	245,000	–	245,000

The Royce Funds 2010 Semiannual Report to Shareholders | 143

Notes to Financial Statements (unaudited) (continued)

Level 3 Reconciliation:
				Realized and
	Balance as of			Unrealized	Balance as of
	12/31/09	Purchases	Sales	Gain (Loss)(1)	6/30/10
Royce Total Return Fund
Preferred stocks	$–	$93,975	$–	$(13,100)	$80,875
Royce Heritage Fund
Common stocks	25,115	–	–	(108)	25,007
Royce Opportunity Fund
Common stocks	–	–	–	114,469	114,469
Royce Special Equity Fund
Common stocks	225,131	–	1,793,930	1,568,799	–
Royce Value Plus Fund
Common stocks	97,821	–	–	(97,821)	–
Royce Financial Services Fund
Preferred stocks	–	555	–	(77)	478
Royce Dividend Value Fund
Preferred stocks	–	422	–	(58)	364
(1)

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
      Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related

144 | The Royce Funds 2010 Semiannual Report to Shareholders

Expenses (continued):
to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 16, 2010. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended June 30, 2010.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09

Royce Pennsylvania Mutual Fund
Investment Class	$582,806,406	$993,063,566	$–	$2,453,668	$(365,494,607)	$(616,489,454)	$217,311,799	$379,027,780
Service Class	199,970,385	467,658,337	–	–	(135,844,202)	(114,848,491)	64,126,183	352,809,846
Consultant Class	37,834,450	67,621,287	–	–	(70,099,214)	(143,893,615)	(32,264,764)	(76,272,328)
R Class	5,605,358	7,013,579	–	–	(2,495,717)	(4,944,329)	3,109,641	2,069,250
K Class	632,956	2,188,355	–	–	(313,451)	(1,435,679)	319,505	752,676

Royce Micro-Cap Fund
Investment Class	149,030,282	274,755,883	–	10,180,845	(149,214,031)	(154,670,253)	(183,749)	130,266,475
Service Class	22,235,276	54,858,097	–	1,066,422	(12,384,182)	(24,077,605)	9,851,094	31,846,914
Consultant Class	10,153,815	22,597,949	–	1,080,120	(11,844,270)	(27,126,043)	(1,690,455)	(3,447,974)

Royce Premier Fund
Investment Class	588,984,291	963,110,437	–	–	(523,916,703)	(581,407,407)	65,067,588	381,703,030
Service Class	120,130,458	145,503,832	–	–	(71,988,187)	(59,919,196)	48,142,271	85,584,636
Consultant Class	8,328,674	25,689,866	–	–	(4,508,102)	(7,401,792)	3,820,572	18,288,074
Institutional Class	88,093,067	136,898,688	–	–	(50,054,543)	(96,211,164)	38,038,524	40,687,524
W Class	48,348,207	127,104,144	–	–	(45,980,550)	(123,907,685)	2,367,657	3,196,459
R Class	3,408,643	2,085,562	–	–	(394,780)	(195,179)	3,013,863	1,890,383
K Class	972,935	1,708,570	–	–	(250,442)	(452,072)	722,493	1,256,498

Royce Low-Priced Stock Fund
Investment Class	17,784,562	27,456,500	–	267,431	(14,555,449)	(32,773,940)	3,229,113	(5,050,009)
Service Class	333,301,195	569,977,299	–	3,156,857	(293,944,223)	(676,531,522)	39,356,972	(103,397,366)
Institutional Class	69,348,623	127,077,304	–	2,033,713	(56,462,957)	(301,299,357)	12,885,666	(172,188,340)
R Class	704,821	868,934	–	31	(127,176)	(85,214)	577,645	783,751
K Class	2,782,254	668,408	–	2,710	(446,066)	(121,860)	2,336,188	549,258

Royce Total Return Fund
Investment Class	304,954,406	609,097,390	21,667,082	35,441,140	(394,330,449)	(736,047,718)	(67,708,961)	(91,509,188)
Service Class	51,381,434	84,991,931	1,459,636	1,968,232	(38,509,597)	(71,940,232)	14,331,473	15,019,931
Consultant Class	13,656,563	22,731,048	912,909	1,607,528	(34,580,070)	(84,056,049)	(20,010,598)	(59,717,473)
Institutional Class	37,987,697	61,211,702	2,199,101	3,482,778	(24,390,042)	(42,057,336)	15,796,756	22,637,144
W Class	6,064,186	20,536,531	294,426	740,993	(9,717,491)	(48,725,266)	(3,358,879)	(27,447,742)
R Class	4,596,717	4,763,429	42,467	24,162	(1,101,529)	(2,348,313)	3,537,655	2,439,278
K Class	19,943,023	67,478,616	317,455	462,195	(18,055,522)	(52,302,289)	2,204,956	15,638,522

Royce Heritage Fund
Investment Class	440,881	1,706,371	–	–	(522,085)	(261,883)	(81,204)	1,444,488
Service Class	38,134,594	68,353,903	–	–	(25,723,984)	(15,518,846)	12,410,610	52,835,057
Consultant Class	2,332,093	1,536,327	–	–	(910,913)	(986,336)	1,421,180	549,991
R Class	468,990	746,648	–	–	(38,063)	(96,014)	430,927	650,634
K Class	2,528,899	304,274	–	–	(180,790)	(158,759)	2,348,109	145,515

The Royce Funds 2010 Semiannual Report to Shareholders | 145

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars) (continued):
			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended		Period ended		Period ended		Period ended
	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09

Royce Opportunity Fund
Investment Class	$277,022,647	$151,455,534	$–	$87,471	$(137,157,178)	$(228,928,945)	$139,865,469	$(77,385,940)
Service Class	112,907,429	111,366,615	–	–	(184,414,435)	(91,371,033)	(71,507,006)	19,995,582
Consultant Class	2,956,022	1,680,560	–	–	(875,349)	(1,422,806)	2,080,673	257,754
Institutional Class	69,195,381	142,303,773	–	768,442	(44,596,974)	(145,467,912)	24,598,407	(2,395,697)
R Class	432,230	288,287	–	–	(172,330)	(56,494)	259,900	231,793
K Class	2,045,818	372,004	–	–	(292,424)	(166,731)	1,753,394	205,273

Royce Special Equity Fund
Investment Class	422,133,357	521,753,915	–	3,134,446	(131,976,313)	(151,057,488)	290,157,044	373,830,873
Service Class	54,179,153	59,459,845	–	203,927	(11,951,134)	(5,616,234)	42,228,019	54,047,538
Consultant Class	8,895,140	9,085,788	–	–	(1,274,635)	(3,418,316)	7,620,505	5,667,472
Institutional Class	99,722,232	97,475,741	–	1,111,120	(20,428,132)	(31,123,176)	79,294,100	67,463,685

Royce Value Fund
Investment Class	27,711,581	44,839,359	–	–	(10,300,126)	(7,866,817)	17,411,455	36,972,542
Service Class	174,028,664	404,232,843	–	–	(181,755,935)	(265,784,589)	(7,727,271)	138,448,254
Consultant Class	4,086,039	8,183,054	–	–	(2,327,435)	(3,561,541)	1,758,604	4,621,513
Institutional Class	32,622,873	33,400,280	–	–	(18,089,568)	(30,018,340)	14,533,305	3,381,940
R Class	11,824,620	6,609,269	–	–	(904,587)	(1,361,423)	10,920,033	5,247,846
K Class	4,788,548	2,716,479	–	–	(709,892)	(604,158)	4,078,656	2,112,321

Royce Value Plus Fund
Investment Class	58,186,212	116,957,162	–	–	(29,699,056)	(42,376,398)	28,487,156	74,580,764
Service Class	256,085,387	673,823,258	–	–	(409,463,113)	(597,593,678)	(153,377,726)	76,229,580
Consultant Class	950,185	4,179,085	–	–	(2,789,807)	(8,185,325)	(1,839,622)	(4,006,240)
Institutional Class	50,059,756	202,406,452	–	–	(80,802,884)	(71,957,213)	(30,743,128)	130,449,239
R Class	114,243	508,814	–	–	(23,474)	(312,672)	90,769	196,142
K Class	399,906	1,161,025	–	–	(223,762)	(198,611)	176,144	962,414

Royce 100 Fund
Investment Class	16,028,843	13,884,627	–	–	(2,233,591)	(2,092,342)	13,795,252	11,792,285
Service Class	109,422,057	138,133,327	–	–	(28,205,275)	(19,452,204)	81,216,782	118,681,123
R Class	1,084,213	186,635	–	–	(151,211)	(19,981)	933,002	166,654
K Class	1,013,225	158,170	–	–	(126,652)	(129,325)	886,573	28,845

Royce Discovery Fund
Service Class	117,916	278,467	–	–	(68,744)	(318,922)	49,172	(40,455)

Royce Financial Services Fund
Service Class	1,358,523	6,254,114	–	106,477	(2,751,298)	(5,548,717)	(1,392,775)	811,874

Royce Dividend Value Fund
Investment Class	12,480,813	10,184,027	142,072	78,488	(9,408,912)	(577,704)	3,213,973	9,684,811
Service Class	24,430,343	9,567,065	211,615	99,681	(1,981,908)	(1,295,754)	22,660,050	8,370,992

Royce European Smaller-Companies Fund
Service Class	1,336,499	2,220,253	–	100,027	(740,539)	(1,413,630)	595,960	906,650

Royce Global Value Fund
Service Class	12,310,589	14,999,576	–	244,439	(10,166,063)	(13,038,113)	2,144,526	2,205,902

Royce SMid-Cap Value Fund
Service Class	1,333,325	858,186	–	7,287	(3,945,795)	(8,385,190)	(2,612,470)	(7,519,717)

Royce International Smaller-Companies Fund
Service Class	6,344,188	4,781,029	–	6,944	(1,273,680)	(629,658)	5,070,508	4,158,315

Royce Focus Value Fund
Service Class	2,645,150	3,721,032	–	152,281	(126,963)	(34,272)	2,518,187	3,839,041

Royce Partners Fund
Service Class	84,083	1,326,043	–	–	(79,531)	(7,830)	4,552	1,318,213

Royce Mid-Cap Fund
Service Class	4,722,188		–		(597,824)		4,124,364

146 | The Royce Funds 2010 Semiannual Report to Shareholders

Capital Share Transactions (in shares):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09

Royce Pennsylvania Mutual Fund
Investment Class	59,041,572	128,954,661	–	269,928	(37,230,001)	(83,480,643)	21,811,571	45,743,946
Service Class	20,260,628	64,120,842	–	–	(13,797,531)	(16,174,620)	6,463,097	47,946,222
Consultant Class	4,175,537	9,653,720	–	–	(7,786,111)	(21,257,753)	(3,610,574)	(11,604,033)
R Class	582,777	913,488	–	–	(260,411)	(623,547)	322,366	289,941
K Class	70,353	311,883	–	–	(35,865)	(197,735)	34,488	114,148

Royce Micro-Cap Fund
Investment Class	10,558,176	24,606,119	–	770,692	(10,690,616)	(14,704,008)	(132,440)	10,672,803
Service Class	1,577,656	5,244,026	–	81,282	(889,778)	(2,281,052)	687,878	3,044,256
Consultant Class	792,283	2,179,405	–	89,935	(930,042)	(2,926,337)	(137,759)	(656,997)

Royce Premier Fund
Investment Class	34,590,584	69,138,504	–	–	(31,151,757)	(44,443,445)	3,438,827	24,695,059
Service Class	7,169,396	10,655,818	–	–	(4,299,614)	(4,543,363)	2,869,782	6,112,455
Consultant Class	530,620	1,919,946	–	–	(284,580)	(606,098)	246,040	1,313,848
Institutional Class	5,089,072	10,074,601	–	–	(2,962,233)	(7,246,499)	2,126,839	2,828,102
W Class	2,840,624	9,480,970	–	–	(2,687,870)	(9,091,961)	152,754	389,009
R Class	202,253	144,674	–	–	(22,955)	(13,329)	179,298	131,345
K Class	109,769	235,283	–	–	(28,586)	(58,922)	81,183	176,361

Royce Low-Priced Stock Fund
Investment Class	1,233,391	2,526,545	–	19,751	(1,010,369)	(2,889,842)	223,022	(343,546)
Service Class	23,084,858	51,509,283	–	233,496	(20,494,489)	(65,992,252)	2,590,369	(14,249,473)
Institutional Class	4,743,099	11,781,140	–	150,090	(3,898,381)	(24,363,674)	844,718	(12,432,444)
R Class	49,470	80,581	–	2	(9,037)	(7,398)	40,433	73,185
K Class	292,886	84,216	–	310	(47,118)	(15,303)	245,768	69,223

Royce Total Return Fund
Investment Class	26,990,709	66,691,360	1,932,408	4,096,644	(35,229,145)	(82,503,619)	(6,306,028)	(11,715,615)
Service Class	4,534,129	9,795,833	130,158	234,616	(3,410,965)	(8,010,935)	1,253,322	2,019,514
Consultant Class	1,192,408	2,463,647	81,014	200,193	(3,058,608)	(9,500,170)	(1,785,186)	(6,836,330)
Institutional Class	3,360,648	6,701,977	196,165	396,949	(2,156,222)	(4,612,272)	1,400,591	2,486,654
W Class	536,435	2,368,224	26,226	87,706	(848,162)	(5,513,102)	(285,501)	(3,057,172)
R Class	408,422	496,178	3,769	2,957	(97,566)	(243,470)	314,625	255,665
K Class	2,255,227	9,621,859	36,253	64,641	(2,038,636)	(6,642,677)	252,844	3,043,823

Royce Heritage Fund
Investment Class	35,780	161,964	–	–	(41,463)	(25,903)	(5,683)	136,061
Service Class	3,072,354	6,850,069	–	–	(2,099,070)	(1,594,394)	973,284	5,255,675
Consultant Class	226,901	182,279	–	–	(88,223)	(127,315)	138,678	54,964
R Class	48,305	88,228	–	–	(3,862)	(10,425)	44,443	77,803
K Class	271,385	38,592	–	–	(19,016)	(18,678)	252,369	19,914

Royce Opportunity Fund
Investment Class	27,505,496	22,727,090	–	10,220	(13,953,626)	(34,528,859)	13,551,870	(11,791,549)
Service Class	11,374,418	17,769,715	–	–	(18,957,365)	(13,752,892)	(7,582,947)	4,016,823
Consultant Class	304,665	234,503	–	–	(92,755)	(237,198)	211,910	(2,695)
Institutional Class	6,967,781	20,709,406	–	89,250	(4,542,977)	(20,845,121)	2,424,804	(46,465)
R Class	43,856	35,999	–	–	(17,045)	(9,225)	26,811	26,774
K Class	224,517	51,871	–	–	(34,487)	(21,863)	190,030	30,008

Royce Special Equity Fund
Investment Class	22,855,744	34,709,215	–	184,923	(7,296,035)	(9,855,702)	15,559,709	25,038,436
Service Class	2,933,916	3,787,341	–	12,046	(669,670)	(356,802)	2,264,246	3,442,585
Consultant Class	497,240	613,647	–	–	(72,284)	(241,164)	424,956	372,483
Institutional Class	5,503,849	6,212,829	–	65,786	(1,126,811)	(2,063,317)	4,377,038	4,215,298

Royce Value Fund
Investment Class	2,619,703	4,896,838	–	–	(981,306)	(994,635)	1,638,397	3,902,203
Service Class	16,668,305	48,816,094	–	–	(17,508,445)	(33,117,885)	(840,140)	15,698,209
Consultant Class	400,479	973,408	–	–	(231,167)	(489,694)	169,312	483,714
Institutional Class	3,045,453	3,904,032	–	–	(1,725,519)	(3,785,684)	1,319,934	118,348
R Class	1,143,207	713,415	–	–	(87,509)	(152,162)	1,055,698	561,253
K Class	549,343	385,079	–	–	(81,844)	(88,792)	467,499	296,287

The Royce Funds 2010 Semiannual Report to Shareholders | 147

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares) (continued):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding
	Period ended		Period ended		Period ended		Period ended
	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09

Royce Value Plus Fund
Investment Class	5,008,239	12,430,441	–	–	(2,548,617)	(4,582,728)	2,459,622	7,847,713
Service Class	22,113,868	73,697,489	–	–	(35,243,531)	(65,796,465)	(13,129,663)	7,901,024
Consultant Class	84,293	460,614	–	–	(247,895)	(949,469)	(163,602)	(488,855)
Institutional Class	4,292,649	21,362,295	–	–	(6,813,967)	(7,706,026)	(2,521,318)	13,656,269
R Class	9,940	53,631	–	–	(2,065)	(37,793)	7,875	15,838
K Class	46,441	190,221	–	–	(25,864)	(29,640)	20,577	160,581

Royce 100 Fund
Investment Class	1,874,637	2,037,878	–	–	(269,100)	(352,066)	1,605,537	1,685,812
Service Class	13,170,867	20,228,994	–	–	(3,409,839)	(2,905,008)	9,761,028	17,323,986
R Class	107,991	23,103	–	–	(15,555)	(2,167)	92,436	20,936
K Class	99,958	19,972	–	–	(12,852)	(14,326)	87,106	5,646

Royce Discovery Fund
Service Class	25,084	78,799	–	–	(15,360)	(84,145)	9,724	(5,346)

Royce Financial Services Fund
Service Class	236,115	1,286,610	–	19,609	(494,221)	(1,126,842)	(258,106)	179,377

Royce Dividend Value Fund
Investment Class	2,267,333	2,112,380	25,595	16,916	(1,672,625)	(122,659)	620,303	2,006,637
Service Class	4,298,114	2,036,287	38,000	23,076	(351,474)	(280,462)	3,984,640	1,778,901

Royce European Smaller-Companies Fund
Service Class	164,873	292,045	–	12,553	(91,965)	(228,860)	72,908	75,738

Royce Global Value Fund
Service Class	1,116,487	1,694,091	–	23,302	(936,708)	(1,630,911)	179,779	86,482

Royce SMid-Cap Value Fund
Service Class	139,387	110,575	–	835	(444,902)	(1,291,805)	(305,515)	(1,180,395)

Royce International Smaller-Companies Fund
Service Class	595,992	535,293	–	670	(124,014)	(66,043)	471,978	469,920

Royce Focus Value Fund
Service Class	186,468	315,435	–	10,531	(8,679)	(2,377)	177,789	323,589

Royce Partners Fund
Service Class	6,955	130,517	–	–	(6,778)	(688)	177	129,829

Royce Mid-Cap Fund
Service Class	457,861		–		(58,401)		399,460

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2011, is shown below to the extent that it impacted net expenses for the period ended June 30, 2010. See the Prospectus for contractual waiver expiration dates.

	Annual contractual advisory fee as a percentage of average net assets[a]	Committed net annual							Period ended
		operating expense ratio cap[c]							June 30, 2010

		Investment	Service	Consultant	Institutional				Net advisory	Advisory fees
		Class	Class	Class	Class	W Class	R Class	K Class	fees	Waived
Royce Pennsylvania Mutual Fund	0.75%[b]	N/A	N/A	N/A	N/A	N/A	N/A	1.59%	$19,867,578	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	7,386,804	–
Royce Premier Fund	0.95%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	26,552,374	–
Royce Low-Priced Stock Fund	1.13%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	20,073,990	–
Royce Total Return Fund	0.97%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	20,212,979	–
Royce Heritage Fund	1.00%	1.24%	N/A	N/A	N/A	N/A	1.84%	1.59%	1,110,114	–
Royce Opportunity Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	9,186,693	–
Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	7,329,732	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7,597,999	–
Royce Value Plus Fund	0.98%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	15,719,854	–
Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	1,449,313	–
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	14,941

148 | The Royce Funds 2010 Semiannual Report to Shareholders

Investment Adviser (continued):

	Annual contractual advisory fee as a percentage of average net assets[a]	Committed net annual							Period ended
		operating expense ratio cap[c]							June 30, 2010

		Investment	Service	Consultant	Institutional				Net advisory	Advisory fees
		Class	Class	Class	Class	W Class	R Class	K Class	fees	Waived
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A		$30,758	$32,570
Royce Dividend Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	201,917	–
Royce European Smaller- Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	6,005	38,799
Royce Global Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	303,080	33,440
Royce SMid-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	3,000	23,067
Royce International Smaller- Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	27,415	40,913
Royce Focus Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	17,568	10,588
Royce Partners Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	7,478
Royce Mid-Cap Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	15,732

[a]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce European Smaller-Companies Fund, Royce Global Value Fund and Royce International Smaller-Companies Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[b]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[c]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended June 30, 2010
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$770,774	$67,024
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	3,836,983	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	30,477	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	2,662	–
Royce Micro-Cap Fund – Service Class	0.25%	116,961	–
Royce Micro-Cap Fund – Consultant Class	1.00%	763,781	–
Royce Premier Fund – Service Class	0.25%	500,462	43,519
Royce Premier Fund – Consultant Class	1.00%	316,770	–
Royce Premier Fund – R Class	0.50%	9,424	–
Royce Premier Fund – K Class	0.25%	2,535	–
Royce Low-Priced Stock Fund – Service Class	0.25%	3,177,982	276,346
Royce Low-Priced Stock Fund – R Class	0.50%	3,673	–
Royce Low-Priced Stock Fund – K Class	0.25%	2,020	–
Royce Total Return Fund – Service Class	0.25%	289,742	–
Royce Total Return Fund – Consultant Class	1.00%	1,838,845	–
Royce Total Return Fund – R Class	0.50%	22,164	–
Royce Total Return Fund – K Class	0.25%	58,082	–
Royce Heritage Fund – Service Class	0.25%	150,573	100,383
Royce Heritage Fund – Consultant Class	1.00%	38,950	–
Royce Heritage Fund – R Class	0.50%	2,727	–
Royce Heritage Fund – K Class	0.25%	2,758	–
Royce Opportunity Fund – Service Class	0.25%	403,313	–
Royce Opportunity Fund – Consultant Class	1.00%	44,859	–
Royce Opportunity Fund – R Class	0.50%	1,331	–
Royce Opportunity Fund – K Class	0.25%	1,028	–
Royce Special Equity Fund – Service Class	0.25%	108,007	9,392
Royce Special Equity Fund – Consultant Class	1.00%	126,159	–
Royce Value Fund – Service Class	0.25%	1,401,704	121,887
Royce Value Fund – Consultant Class	1.00%	145,394	–
Royce Value Fund – R Class	0.50%	30,668	–
Royce Value Fund – K Class	0.25%	8,862	–
Royce Value Plus Fund – Service Class	0.25%	2,905,367	252,641
Royce Value Plus Fund – Consultant Class	1.00%	154,673	–
Royce Value Plus Fund – R Class	0.50%	1,732	–
Royce Value Plus Fund – K Class	0.25%	1,898	–

The Royce Funds 2010 Semiannual Report to Shareholders | 149

Notes to Financial Statements (unaudited) (continued)

Distributor (continued):
		Period ended June 30, 2010
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce 100 Fund – Service Class	0.25%	$271,633	$37,041
Royce 100 Fund – R Class	0.50%	1,841	–
Royce 100 Fund – K Class	0.25%	646	–
Royce Discovery Fund – Service Class	0.25%	3,735	–
Royce Financial Services Fund – Service Class	0.25%	15,832	–
Royce Dividend Value Fund – Service Class	0.25%	25,444	6,361
Royce European Smaller-Companies Fund – Service Class	0.25%	8,961	–
Royce Global Value Fund – Service Class	0.25%	53,843	13,461
Royce SMid-Cap Value Fund – Service Class	0.25%	6,517	–
Royce International Smaller-Companies Fund – Service Class	0.25%	13,666	–
Royce Focus Value Fund – Service Class	0.25%	–	7,039
Royce Partners Fund – Service Class	0.25%	–	1,870
Royce Mid-Cap Fund – Service Class	0.25%	–	3,933

Purchases and Sales of Investment Securities:
     For the period ended June 30, 2010, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales
Royce Pennsylvania Mutual Fund	$980,080,538	$557,067,236	Royce Financial Services Fund	$1,231,460	$2,238,735
Royce Micro-Cap Fund	238,032,726	184,987,984	Royce Dividend Value Fund	27,775,705	5,295,955
Royce Premier Fund	475,949,979	239,867,573	Royce European Smaller-
Royce Low-Priced Stock Fund	423,775,054	353,574,820	Companies Fund	2,385,918	1,526,858
Royce Total Return Fund	343,852,555	444,270,878	Royce Global Value Fund	20,744,995	15,943,196
Royce Heritage Fund	95,893,357	70,830,940	Royce SMid-Cap Value Fund	4,420,624	6,645,625
Royce Opportunity Fund	482,094,399	403,995,376	Royce International Smaller-
Royce Special Equity Fund	518,860,718	125,840,214	Companies Fund	7,590,514	2,559,503
Royce Value Fund	346,563,306	258,833,583	Royce Focus Value Fund	2,962,265	862,481
Royce Value Plus Fund	902,883,289	1,094,890,961	Royce Partners Fund	492,851	102,474
Royce 100 Fund	133,703,615	26,179,101	Royce Mid-Cap Fund	5,905,229	2,022,200
Royce Discovery Fund	2,319,319	2,294,771

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows for the six months ended June 30, 2010:

							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund-Investment Class	$–	$1,649,507	$480,397	$74,095	$(1,606)	$2,202,393	$–
Royce Pennsylvania Mutual Fund– Service Class	770,774	489,334	228,135	17,557	(27)	1,505,773	–
Royce Pennsylvania Mutual Fund– Consultant Class	3,836,983	175,362	168,987	12,271	(689)	4,192,914	–
Royce Pennsylvania Mutual Fund– R Class	30,477	13,926	839	764	(5)	46,001	–
Royce Pennsylvania Mutual Fund– K Class	2,662	6,912	93	27	–	9,694	1,048
	4,640,896	2,335,041	878,451	104,714	(2,327)		1,048
Royce Micro-Cap Fund – Investment Class	–	414,978	195,288	49,567	(658)	659,175	–
Royce Micro-Cap Fund – Service Class	116,961	65,357	9,599	10,459	(54)	202,322	55,503
Royce Micro-Cap Fund – Consultant Class	763,781	33,977	30,150	9,371	(142)	837,137	–
	880,742	514,312	235,037	69,397	(854)		55,503
Royce Premier Fund – Investment Class	–	1,928,745	729,442	65,221	(1,595)	2,721,813	–
Royce Premier Fund – Service Class	500,462	294,928	68,608	20,319	(169)	884,148	–
Royce Premier Fund – Consultant Class	316,770	15,770	12,680	7,082	(81)	352,221	–
Royce Premier Fund – Institutional Class	–	5,178	33,099	4,275	(4)	42,548	–
Royce Premier Fund – W Class	–	5,941	40,254	7,840	(10)	54,025	–
Royce Premier Fund – R Class	9,424	6,110	399	707	(3)	16,637	284
Royce Premier Fund – K Class	2,535	4,067	117	67	(1)	6,785	475
	829,191	2,260,739	884,599	105,511	(1,863)		759

150 | The Royce Funds 2010 Semiannual Report to Shareholders

Class Specific Expenses (continued):
							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Low-Priced Stock Fund – Investment Class	$–	$34,602	$8,187	$6,322	$(11)	$49,100	$12,185
Royce Low-Priced Stock Fund – Service Class	3,177,982	1,972,144	393,777	30,118	(633)	5,573,388	1,135,298
Royce Low-Priced Stock Fund – Institutional Class	–	3,808	74,576	1,204	(6)	79,582	–
Royce Low-Priced Stock Fund – R Class	3,673	3,731	184	1,056	(1)	8,643	3,640
Royce Low-Priced Stock Fund – K Class	2,020	4,346	119	219	(1)	6,703	3,177
	3,183,675	2,018,631	476,843	38,919	(652)		1,154,300
Royce Total Return Fund – Investment Class	–	1,638,273	462,375	46,236	(1,217)	2,145,667	–
Royce Total Return Fund – Service Class	289,742	150,515	26,671	10,166	(45)	477,049	–
Royce Total Return Fund – Consultant Class	1,838,845	92,667	89,198	8,015	(365)	2,028,360	–
Royce Total Return Fund – Institutional Class	–	4,193	7,930	3,582	(2)	15,703	–
Royce Total Return Fund – W Class	–	3,407	19,130	5,666	(3)	28,200	–
Royce Total Return Fund – R Class	22,164	10,328	642	851	(3)	33,982	–
Royce Total Return Fund – K Class	58,082	27,745	324	(83)	(1)	86,067	–
	2,208,833	1,927,128	606,270	74,433	(1,636)
Royce Heritage Fund – Investment Class	–	3,621	325	5,368	(2)	9,312	355
Royce Heritage Fund – Service Class	150,573	101,609	33,527	17,693	(149)	303,253	–
Royce Heritage Fund – Consultant Class	38,950	5,208	2,472	5,253	(14)	51,869	–
Royce Heritage Fund – R Class	2,727	2,879	312	549	–	6,467	2,207
Royce Heritage Fund – K Class	2,758	4,475	27	232	–	7,492	1,426
	195,008	117,792	36,663	29,095	(165)		3,988
Royce Opportunity Fund – Investment Class	–	497,944	150,725	32,726	(386)	681,009	–
Royce Opportunity Fund – Service Class	403,313	224,238	43,086	8,155	(8)	678,784	–
Royce Opportunity Fund – Consultant Class	44,859	4,778	2,322	5,571	(12)	57,518	–
Royce Opportunity Fund – Institutional Class	–	4,042	8,689	2,836	(3)	15,564	–
Royce Opportunity Fund – R Class	1,331	3,506	297	534	(3)	5,665	3,508
Royce Opportunity Fund – K Class	1,028	3,448	49	105	–	4,630	2,235
	450,531	737,956	205,168	49,927	(412)		5,743
Royce Special Equity Fund – Investment Class	–	468,083	155,994	73,027	(768)	696,336	–
Royce Special Equity Fund – Service Class	108,007	65,786	16,964	15,243	(50)	205,950	35,883
Royce Special Equity Fund – Consultant Class	126,159	8,295	4,712	6,903	(25)	146,044	–
Royce Special Equity Fund – Institutional Class	–	6,904	2,624	6,997	(1)	16,524	–
	234,166	549,068	180,294	102,170	(844)		35,883
Royce Value Fund – Investment Class	–	32,398	12,135	7,820	(8)	52,345	–
Royce Value Fund – Service Class	1,401,704	861,361	213,163	26,671	(612)	2,502,287	–
Royce Value Fund – Consultant Class	145,394	9,194	7,138	6,274	(31)	167,969	–
Royce Value Fund – Institutional Class	–	3,712	809	1,392	(1)	5,912	–
Royce Value Fund – R Class	30,668	8,376	494	1,446	(4)	40,980	–
Royce Value Fund – K Class	8,862	8,546	238	386	(1)	18,031	–
	1,586,628	923,587	233,977	43,989	(657)
Royce Value Plus Fund – Investment Class	–	40,659	12,527	12,300	(11)	65,475	–
Royce Value Plus Fund – Service Class	2,905,367	1,792,380	515,677	26,490	(567)	5,239,347	–
Royce Value Plus Fund – Consultant Class	154,673	9,981	9,449	5,555	(37)	179,621	–
Royce Value Plus Fund – Institutional Class	–	27,497	24,084	565	(2)	52,144	–
Royce Value Plus Fund – R Class	1,732	3,442	166	512	(1)	5,851	2,974
Royce Value Plus Fund – K Class	1,898	4,563	204	20	(1)	6,684	2,277
	3,063,670	1,878,522	562,107	45,442	(619)		5,251
Royce 100 Fund – Investment Class	–	17,266	3,688	7,813	(14)	28,753	–
Royce 100 Fund – Service Class	271,633	165,660	64,155	29,085	(379)	530,154	–
Royce 100 Fund – R Class	1,841	3,297	112	74	(1)	5,323	2,326
Royce 100 Fund – K Class	646	3,196	45	59	–	3,946	2,491
	274,120	189,419	68,000	37,031	(394)		4,817
Royce Dividend Value Fund – Investment Class	–	10,378	2,784	6,962	(1)	20,123	12,651
Royce Dividend Value Fund – Service Class	25,444	19,936	5,314	10,055	(14)	60,735	14,187
	25,444	30,314	8,098	17,017	(15)		26,838

The Royce Funds 2010 Semiannual Report to Shareholders | 151

Notes to Financial Statements (unaudited) (continued)

Tax Information:
     At June 30, 2010, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,882,083,676	$214,615,392	$831,517,692	$616,902,300
Royce Micro-Cap Fund	1,039,213,813	56,700,913	197,249,997	140,549,084
Royce Premier Fund	4,399,797,001	808,204,955	1,128,999,862	320,794,907
Royce Low-Priced Stock Fund	3,026,560,229	360,049,737	737,389,067	377,339,330
Royce Total Return Fund	3,505,024,846	402,680,249	803,329,450	400,649,201
Royce Heritage Fund	203,716,117	9,217,563	25,527,715	16,310,152
Royce Opportunity Fund	1,938,999,712	(160,109,994)	205,526,244	365,636,238
Royce Special Equity Fund	1,445,842,130	119,312,649	191,785,300	72,472,651
Royce Value Fund	1,412,299,668	32,802,343	150,082,287	117,279,944
Royce Value Plus Fund	3,167,537,317	(201,879,275)	260,989,926	462,869,201
Royce 100 Fund	319,778,093	8,931,205	25,955,108	17,023,903
Royce Discovery Fund	3,209,299	(326,106)	168,935	495,041
Royce Financial Services Fund	12,045,535	(1,071,759)	976,469	2,048,228
Royce Dividend Value Fund	52,164,363	967,657	3,684,361	2,716,704
Royce European Smaller-Companies Fund	7,276,265	(164,269)	726,715	890,984
Royce Global Value Fund	50,753,207	341,747	4,845,127	4,503,380
Royce SMid-Cap Value Fund	4,679,144	(153,074)	222,026	375,100
Royce International Smaller-Companies Fund	12,067,587	103,960	1,060,665	956,705
Royce Focus Value Fund	5,582,683	192,709	598,982	406,273
Royce Partners Fund	1,350,155	36,790	138,924	102,134
Royce Mid-Cap Fund	4,131,943	(387,207)	90,173	477,380
The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:
          An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’ outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2010:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/09	12/31/09	Purchases	Sales	(Loss)	Income	6/30/10	6/30/10
Royce Pennsylvania Mutual Fund
Almost Family	300,541	$11,880,386	$8,683,363	$–	$–	$–	533,643	$18,640,150
Colony Financial	286,647	5,838,999	13,230,541	–	–	324,817	953,603	16,115,891
Ethan Allen Interiors	1,587,541	21,304,800	–	314,732	(73,287)	158,073	1,573,910	22,019,001
Harbinger Group	1,009,600	7,087,392	–	–	–	–	1,009,600	6,340,288
Home Diagnostics*	878,647	5,359,747	–	7,104,923	2,934,721	–
Nutraceutical International	737,810	9,126,710	–	–	–	–	737,810	11,258,981
Obagi Medical Products	1,143,524	13,722,288	1,640,056	1,508,362	330,334	–	1,116,954	13,202,396
Orchids Paper Products*	45,100	902,902	6,047,391	744,956	(206,007)	–
Pervasive Software	1,461,500	7,044,430	–	–	–	–	1,461,500	7,249,040
Preformed Line Products	241,085	10,559,523	2,892,964	–	–	113,997	320,288	8,952,049
Rimage Corporation	648,314	11,241,765	–	39,017	9,433	–	645,314	10,215,321
Stanley Furniture	689,924	7,002,729	–	–	–	–	689,924	2,801,092
Technitrol	1,584,739	6,941,157	2,073,860	–	–	92,002	2,082,982	6,582,223
U.S. Physical Therapy	905,675	15,333,078	–	82,249	33,531	–	898,675	15,169,634
Weyco Group	590,500	13,959,420	–	–	–	183,055	590,500	13,451,590
		147,305,326			3,028,725	871,944		151,997,656
Royce Micro-Cap Fund
Arctic Cat*	1,013,800	9,286,408	–	4,960,581	273,200	–
Cache*	708,800	3,239,216	–	1,155,344	2,934,820	–
CryptoLogic	751,575	2,750,765	–	–	–	–	751,575	1,443,024
GP Strategies	1,028,900	7,747,617	612,054	–	–	–	1,109,900	8,057,874
Graham Corporation	406,500	8,414,550	2,250,919	–	–	19,295	547,639	8,209,109
Heritage-Crystal Clean	317,133	3,317,211	4,577,900	–	–	–	847,033	6,818,616
Key Technology	405,314	4,725,961	531,959	–	–	–	444,814	6,004,989
LaCrosse Footwear	522,669	6,648,350	155,300	–	–	654,586	532,669	8,970,146
PDI	740,394	3,568,699	2,176,167	–	–	–	1,015,694	8,409,947
TGC Industries	1,405,193	5,494,305	391,102	4	(1)	–	1,575,202	4,772,862
ULURU*	4,423,519	928,939	–	6,393,409	(5,918,300)	–

152 | The Royce Funds 2010 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/09	12/31/09	Purchases	Sales	(Loss)	Income	6/30/10	6/30/10
Royce Micro-Cap Fund (continued)
Uranium Resources			$2,721,851	$–	$–	$–	5,012,850	$1,990,101
World Energy Solutions*	428,100	$1,232,928	–	–	–	–
		57,354,949			(2,710,281)	673,881		54,676,668
Royce Premier Fund
Arkansas Best*	1,906,902	56,120,126	–	67,631,008	(23,131,942)	105,414
Cabot Microelectronics	2,086,191	68,760,855	1,799,524	–	–	–	2,136,191	73,890,847
Cal-Maine Foods	1,712,686	58,368,339	1,643,839	–	–	1,121,809	1,762,686	56,282,564
Cognex Corporation	2,957,717	52,410,745	–	–	–	325,349	2,957,717	51,996,665
Dionex Corporation	1,294,500	95,624,715	4,430,563	–	–	–	1,354,500	100,856,070
Fossil	3,548,290	119,080,612	–	3,811,322	849,411	–	3,424,790	118,840,213
Knight Capital Group Cl. A*	4,667,200	71,874,880	–	–	–	–
Lincoln Electric Holdings	2,512,497	134,318,090	–	–	–	1,406,998	2,512,497	128,112,222
MKS Instruments	2,941,910	51,218,653	–	–	–	–	2,941,910	55,072,555
Nu Skin Enterprises Cl. A	3,381,500	90,860,905	–	1,055,361	568,836	839,125	3,331,500	83,054,295
ProAssurance Corporation*	1,633,449	87,732,546	–	–	–	–
Sanderson Farms	1,957,391	82,523,605	5,219,786	–	–	599,187	2,055,791	104,310,835
Schnitzer Steel Industries Cl. A	1,635,238	78,000,853	22,073,074	–	–	63,627	2,096,038	82,164,690
Seabridge Gold	2,103,900	51,061,653	8,651,739	–	–	–	2,453,900	75,948,205
Silver Standard Resources	4,116,399	90,025,646	–	–	–	–	4,116,399	73,477,722
Simpson Manufacturing	3,308,986	88,978,634	2,014,668	332,862	17,331	670,687	3,387,886	83,172,601
Thor Industries	3,754,300	117,885,020	12,136,001	–	–	558,068	4,148,700	98,531,625
Timberland Company (The) Cl. A	2,582,279	46,300,263	8,606,598	–	–	–	3,032,279	48,971,306
Trican Well Service*	6,069,100	81,590,616	9,667,546	–	–	280,793
Unit Corporation	2,920,474	124,120,145	–	–	–	–	2,920,474	118,542,039
Woodward Governor	3,841,024	98,983,188	–	–	–	460,923	3,841,024	98,061,343
		1,745,840,089			(21,696,364)	6,431,980		1,451,285,797
Royce Low-Priced Stock Fund
Castle (A.M.) & Co.	1,849,667	25,321,941	–	–	–	–	1,849,667	25,691,875
Ceradyne	1,583,100	30,411,351	–	3,087,663	525,185	–	1,425,967	30,472,915
Cross Country Healthcare	2,328,100	23,071,471	–	–	–	–	2,328,100	20,929,619
Houston Wire & Cable	1,465,700	17,441,830	1,486,093	–	–	262,004	1,591,200	17,264,520
Imperial Sugar	713,740	12,447,625	–	580,000	193,505	27,550	663,740	6,703,774
Integral Systems	1,366,294	11,832,106	–	516,097	(62,488)	–	1,316,294	8,358,467
KVH Industries	1,100,200	16,227,950	–	–	–	–	1,100,200	13,664,484
LECG Corporation*	1,722,490	5,150,245	–	–	–	–
New Frontier Media	1,903,000	3,596,670	–	1,140,144	(19,649)	–	1,273,086	2,049,668
Novatel Wireless	2,292,176	18,268,643	–	–	–	–	2,292,176	13,157,090
PC-Tel	1,295,592	7,669,905	–	–	–	–	1,295,592	6,529,784
Sigma Designs	2,045,558	21,887,471	123,471	–	–	–	2,057,658	20,597,156
Tesco Corporation	3,077,305	39,728,008	1,960,231	–	–	–	3,243,005	39,824,101
Total Energy Services	1,966,700	13,069,335	–	–	–	97,568	1,966,700	15,222,966
TTM Technologies*	2,300,035	26,519,403	–	7,862,803	(1,919,886)	–
WaterFurnace Renewable Energy	700,500	17,387,752	2,439,683	–	–	274,653	799,500	20,029,745
		290,031,706			(1,283,333)	661,775		240,496,164
Royce Total Return Fund
Bancorp Rhode Island	261,300	6,710,184	–	–	–	88,842	261,300	6,846,060
Chase Corporation	773,974	9,140,633	–	–	–	–	773,974	8,846,523
Colony Financial	286,283	5,831,585	8,567,908	–	–	236,506	737,729	12,467,620
Mueller (Paul) Company	116,700	2,334,000	–	–	–	–	116,700	2,246,475
Peapack-Gladstone Financial	463,145	5,872,679	–	–	–	46,314	463,145	5,418,796
Starrett (L.S.) Company (The) Cl. A	529,400	4,664,014	–	–	–	63,528	529,400	5,045,182
		34,553,095			–	435,190		40,870,656
Royce Opportunity Fund
AXT*	1,796,352	5,838,144	123,538	2,102,781	(154,218)	–
BTU International	622,455	3,952,589	27,333	–	–	–	627,455	3,645,514
Cambrex Corporation	1,595,708	8,904,051	662,352	842,044	50,785	–	1,523,151	4,797,926
ClearOne Communications	699,862	2,211,564	–	6,750	(1,364)	–	698,062	1,703,271
Comstock Homebuilding Cl. A	911,315	738,165	325,878	10,644	636	–	1,214,265	1,699,971
Concurrent Computer*	459,787	1,839,148	–	886,263	(604,807)	–
Cost Plus	1,103,440	1,125,509	591,106	602,454	(290,041)	–	1,377,038	4,916,026
dELiA*s	2,037,584	3,810,282	–	53,462	(18,282)	–	2,016,784	2,964,672
Dixie Group	698,444	1,892,783	113,044	–	–	–	732,944	2,697,234

The Royce Funds 2010 Semiannual Report to Shareholders | 153

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/09	12/31/09	Purchases	Sales	(Loss)	Income	6/30/10	6/30/10
Royce Opportunity Fund (continued)
Evans & Sutherland Computer	766,730	$76,673	$–	$–	$–	$–	766,730	$330,461
Gerber Scientific	1,267,500	6,400,875	90,154	–	–	–	1,283,500	6,866,725
Interlink Electronics*	792,875	261,649	–	2,739,956	(2,521,522)	–
Interphase Corporation	404,700	1,036,032	–	8,837	(2,233)	–	401,800	622,790
LeCroy Corporation	855,536	3,122,706	144,176	21,662	2,083	–	886,536	4,246,507
Lydall	874,600	4,556,666	–	–	–	–	874,600	6,681,944
MarineMax*	1,285,700	11,815,583	31,994	5,727,556	(3,190,404)	–
Material Sciences	970,950	1,718,581	38,522	–	–	–	982,950	2,958,679
Merix Corporation*	1,722,167	4,219,309	–	–	–	–
Network Equipment Technologies	1,830,887	7,415,092	93,634	–	–	–	1,851,089	6,460,301
Planar Systems	1,372,633	3,912,004	38,421	–	–	–	1,386,933	2,371,655
REX American Resources	670,200	9,423,012	–	2,188,809	262,075	–	523,800	8,380,800
SigmaTron International	329,572	1,647,860	–	–	–	–	329,572	1,746,732
Thermadyne Holdings	713,971	5,190,569	–	355,309	(186,839)	–	692,271	7,483,449
Tollgrade Communications	623,388	3,808,901	183,729	–	–	–	651,988	4,107,524
TRC Companies	1,756,647	5,252,375	–	–	–	–	1,756,647	5,428,039
		100,170,122			(6,654,131)	–		80,110,220
Royce Special Equity Fund
Ampco-Pittsburgh	536,000	16,900,080	3,784,196	–	–	207,990	688,000	14,331,040
Atrion Corporation	132,000	20,555,040	1,861,131	35,905	3,463	891,354	145,200	19,609,260
Baker (Michael)	173,655	7,189,317	16,538,083	–	–	–	616,614	21,519,829
Bowl America Cl. A	303,587	3,961,810	368,877	–	–	94,732	331,100	4,668,510
Computer Services	334,000	11,957,200	1,590,824	–	–	134,168	749,000	14,980,000
CSS Industries	646,000	12,558,240	1,490,787	–	–	207,549	724,800	11,959,200
Dorman Products	1,059,063	16,584,926	3,287,781	–	–	–	1,230,866	25,023,506
Foster (L.B.) Company Cl. A	752,911	22,444,277	1,828,282	–	–	–	818,011	21,202,845
Frisch’s Restaurants	506,784	12,086,798	17,300	–	–	131,950	507,500	10,210,900
Hooker Furniture	577,640	7,145,407	2,991,906	–	–	124,433	800,862	8,537,189
Hurco Companies	334,900	4,956,520	391,684	158,280	(7,363)	–	348,800	5,179,680
Koss Corporation*	450,262	225,131	–	4,384,872	(2,590,942)	–
Lawson Products*	582,700	10,284,655	–	14,570,546	(6,184,771)	32,804
Mesa Laboratories	231,644	6,103,820	2,061,233	–	–	63,045	310,082	7,448,170
Met-Pro Corporation	621,100	6,596,082	1,530,556	–	–	87,678	778,500	8,376,660
National Presto Industries	499,500	54,560,385	6,711,524	–	–	4,070,925	562,800	52,261,608
Park Electrochemical	1,007,000	27,833,480	7,220,542	–	–	205,720	1,283,944	31,341,073
Psychemedics Corporation	436,672	3,209,539	479,868	–	–	109,630	496,623	4,042,511
Universal Electronics	556,500	12,921,930	4,514,287	–	–	–	762,100	12,673,723
Utah Medical Products	149,216	4,375,013	2,478,757	–	–	95,025	239,500	5,973,130
Versant Corporation	310,614	4,739,970	471,144	–	–	–	342,000	3,809,880
		267,189,620			(8,779,613)	6,457,003		283,148,714
Royce Value Plus Fund
A.C. Moore Arts & Crafts*	1,883,100	5,536,314	–	27,893,775	(22,532,093)	–
American Italian Pasta Cl. A*			44,350,797	44,350,797	16,288,136	–
Avid Technology	2,342,672	29,892,495	1,320,753	5,840,345	(2,349,152)	–	2,237,672	28,485,564
Bancorp (The)*	1,317,170	9,035,786	–	–	–	–
Berkshire Hills Bancorp	612,500	12,666,500	8,231,693	–	–	348,256	1,088,300	21,200,084
Caliper Life Sciences	2,990,500	7,685,585	–	173,958	(70,937)	–	2,965,500	12,662,685
Casual Male Retail Group	4,088,734	9,526,750	–	–	–	–	4,088,734	13,983,470
Celadon Group	1,893,600	20,545,560	–	867,939	(130,807)	–	1,843,600	26,068,504
Cerus Corporation	2,884,500	5,740,155	–	–	–	–	2,884,500	9,115,020
Christopher & Banks	2,253,900	17,174,718	–	–	–	270,468	2,253,900	13,951,641
Cosi	3,997,600	2,398,560	–	–	–	–	4,975,812	3,607,464
Cosi (Rights)*	3,997,600	97,821	–	–	–	–
Cypress Bioscience*	2,259,200	13,012,992	–	15,570,251	(11,995,902)	–
Digi International	1,213,800	11,069,856	516,420	20,810	(1,880)	–	1,261,800	10,435,086
Energy Partners			25,286,839	–	–	–	2,389,108	29,171,009
Exar Corporation*	2,171,464	15,439,109	350,630	350,630	(12,193)	–
FARO Technologies	1,584,700	33,975,968	–	10,060,299	(578,458)	–	1,204,800	22,541,808
GSI Group	2,538,394	2,157,635	–	–	–	–	2,538,394	6,092,146
HealthTronics*	2,518,718	6,649,416	–	13,491,530	(1,419,376)	–
Liquidity Services	1,748,723	17,609,641	–	926,719	(310,729)	–	1,698,723	22,015,450
154 | The Royce Funds 2010 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/09	12/31/09	Purchases	Sales	(Loss)	Income	6/30/10	6/30/10
Royce Value Plus Fund (continued)
Littelfuse	1,549,395	$49,813,049	$5,586,805	$7,868,432	$470,605	$–	1,489,695	$47,089,259
Mercury Computer Systems	2,198,749	24,208,226	–	–	–	–	2,198,749	25,791,326
NutriSystem*	1,158,874	36,122,102	9,899,030	8,045,020	(3,619,896)	580,606
RADVision*	1,391,600	8,405,264	–	17,245,676	(8,454,086)	–
Shamir Optical Industry	1,257,200	10,057,600	–	4,045,844	(488,402)	(10,552)	893,400	7,138,266
Supertex	782,053	23,305,179	1,288,760	–	–	–	832,053	20,518,427
Symyx Technologies	3,132,577	17,229,174	1,407,120	7,824,426	(3,737,521)	–	2,794,477	14,000,330
Tennant Company*	861,000	22,549,590	1,878,719	1,578,632	140,089	257,489
Theratechnologies*	3,319,600	14,061,125	437,989	14,570,911	(4,731,286)	–
TradeStation Group	2,190,000	17,279,100	–	–	–	–	2,190,000	14,782,500
		443,245,270			(43,533,888)	1,446,267		348,650,039

* Not an Affiliated Company at June 30, 2010.

The Royce Funds 2010 Semiannual Report to Shareholders | 155

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2010 and held for the entire six-month period ended June 30, 2010. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2010 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/10	6/30/10	Period(1)	1/1/10	6/30/10	Period(1)	Ratio(2)
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$974.60	$4.41	$1,000.00	$1,020.33	$4.51	0.90%
Royce Micro-Cap Fund	1,000.00	986.87	7.39	1,000.00	1,017.36	7.50	1.50%
Royce Premier Fund	1,000.00	972.41	5.43	1,000.00	1,019.29	5.56	1.11%
Royce Low-Priced Stock Fund	1,000.00	955.97	6.01	1,000.00	1,018.65	6.21	1.24%
Royce Total Return Fund	1,000.00	990.82	5.63	1,000.00	1,019.14	5.71	1.14%
Royce Heritage Fund(3)	1,000.00	963.70	6.04	1,000.00	1,018.65	6.21	1.24%
Royce Opportunity Fund	1,000.00	993.36	5.83	1,000.00	1,018.94	5.91	1.18%
Royce Special Equity Fund	1,000.00	970.29	5.67	1,000.00	1,019.04	5.81	1.16%
Royce Value Fund	1,000.00	965.55	5.70	1,000.00	1,018.99	5.86	1.17%
Royce Value Plus Fund	1,000.00	969.94	5.18	1,000.00	1,019.54	5.31	1.06%
Royce 100 Fund	1,000.00	969.77	5.71	1,000.00	1,018.99	5.86	1.17%
Royce Dividend Value Fund	1,000.00	1,014.73	6.19	1,000.00	1,018.65	6.21	1.24%

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	973.43	6.02	1,000.00	1,018.70	6.16	1.23%
Royce Micro-Cap Fund	1,000.00	986.04	8.17	1,000.00	1,016.56	8.30	1.66%
Royce Premier Fund	1,000.00	971.46	6.79	1,000.00	1,017.90	6.95	1.39%
Royce Low-Priced Stock Fund	1,000.00	955.16	7.22	1,000.00	1,017.41	7.45	1.49%
Royce Total Return Fund	1,000.00	989.50	6.96	1,000.00	1,017.80	7.05	1.41%
Royce Heritage Fund(3)	1,000.00	962.72	6.67	1,000.00	1,018.00	6.85	1.37%
Royce Opportunity Fund	1,000.00	992.07	7.16	1,000.00	1,017.60	7.25	1.45%
Royce Special Equity Fund	1,000.00	969.11	6.79	1,000.00	1,017.90	6.95	1.39%
Royce Value Fund	1,000.00	963.47	7.01	1,000.00	1,017.65	7.20	1.44%
Royce Value Plus Fund	1,000.00	967.97	6.98	1,000.00	1,017.70	7.15	1.43%
Royce 100 Fund	1,000.00	969.66	7.13	1,000.00	1,017.55	7.30	1.46%
Royce Discovery Fund	1,000.00	977.17	7.30	1,000.00	1,017.41	7.45	1.49%
Royce Financial Services Fund	1,000.00	908.44	7.05	1,000.00	1,017.41	7.45	1.49%
Royce Dividend Value Fund	1,000.00	1,013.75	7.44	1,000.00	1,017.41	7.45	1.49%
Royce European Smaller-Companies Fund	1,000.00	971.46	8.26	1,000.00	1,016.41	8.45	1.69%
Royce Global Value Fund	1,000.00	964.78	8.23	1,000.00	1,016.41	8.45	1.69%
Royce SMid-Cap Value Fund	1,000.00	981.28	7.32	1,000.00	1,017.41	7.45	1.49%

156 | The Royce Funds 2010 Semiannual Report to Shareholders

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/10	6/30/10	Period(1)	1/1/10	6/30/10	Period(1)	Ratio(2)
Service Class (continued)

Royce International Smaller-Companies Fund	$1,000.00	$958.06	$8.20	$1,000.00	$1,016.41	$8.45	$1.69%
Royce Focus Value Fund	1,000.00	902.83	7.03	1,000.00	1,017.41	7.45	1.49%
Royce Partners Fund	1,000.00	920.42	7.09	1,000.00	1,017.41	7.45	1.49%
Royce Mid-Cap Fund	1,000.00	937.00	7.00	1,000.00	1,017.02	7.29	1.49%

Consultant Class

Royce Pennsylvania Mutual Fund	1,000.00	969.94	9.18	1,000.00	1,015.47	9.39	1.88%
Royce Micro-Cap Fund	1,000.00	982.33	11.99	1,000.00	1,012.69	12.18	2.44%
Royce Premier Fund	1,000.00	967.85	10.20	1,000.00	1,014.43	10.44	2.09%
Royce Total Return Fund	1,000.00	986.11	10.39	1,000.00	1,014.33	10.54	2.11%
Royce Heritage Fund(3)	1,000.00	957.59	11.60	1,000.00	1,012.94	11.93	2.39%
Royce Opportunity Fund	1,000.00	988.45	11.39	1,000.00	1,013.34	11.53	2.31%
Royce Special Equity Fund	1,000.00	965.36	10.67	1,000.00	1,013.93	10.94	2.19%
Royce Value Fund	1,000.00	960.37	10.64	1,000.00	1,013.93	10.94	2.19%
Royce Value Plus Fund	1,000.00	964.32	10.57	1,000.00	1,014.03	10.84	2.17%

Institutional Class

Royce Premier Fund	1,000.00	973.17	4.89	1,000.00	1,019.84	5.01	1.00%
Royce Low-Priced Stock Fund	1,000.00	956.00	5.77	1,000.00	1,018.89	5.96	1.19%
Royce Total Return Fund	1,000.00	991.24	4.99	1,000.00	1,019.79	5.06	1.01%
Royce Opportunity Fund	1,000.00	994.49	5.14	1,000.00	1,019.64	5.21	1.04%
Royce Special Equity Fund	1,000.00	970.76	5.08	1,000.00	1,019.64	5.21	1.04%
Royce Value Fund	1,000.00	965.59	5.07	1,000.00	1,019.64	5.21	1.04%
Royce Value Plus Fund	1,000.00	969.94	5.08	1,000.00	1,019.64	5.21	1.04%

W Class

Royce Premier Fund	1,000.00	973.06	4.94	1,000.00	1,019.79	5.06	1.01%
Royce Total Return Fund	1,000.00	990.84	5.53	1,000.00	1,019.24	5.61	1.12%

R Class

Royce Pennsylvania Mutual Fund	1,000.00	970.91	7.48	1,000.00	1,017.21	7.65	1.53%
Royce Premier Fund	1,000.00	968.89	8.98	1,000.00	1,015.67	9.20	1.84%
Royce Low-Priced Stock Fund	1,000.00	953.41	8.91	1,000.00	1,015.67	9.20	1.84%
Royce Total Return Fund	1,000.00	987.82	8.72	1,000.00	1,016.02	8.85	1.77%
Royce Heritage Fund	1,000.00	960.76	8.95	1,000.00	1,015.67	9.20	1.84%
Royce Opportunity Fund	1,000.00	989.84	9.08	1,000.00	1,015.67	9.20	1.84%
Royce Value Fund	1,000.00	963.18	8.42	1,000.00	1,016.22	8.65	1.73%
Royce Value Plus Fund	1,000.00	966.76	8.97	1,000.00	1,015.67	9.20	1.84%
Royce 100 Fund	1,000.00	967.44	8.98	1,000.00	1,015.67	9.20	1.84%

K Class

Royce Pennsylvania Mutual Fund	1,000.00	972.06	7.77	1,000.00	1,016.91	7.95	1.59%
Royce Premier Fund	1,000.00	970.69	7.77	1,000.00	1,016.91	7.95	1.59%
Royce Low-Priced Stock Fund	1,000.00	954.90	7.71	1,000.00	1,016.91	7.95	1.59%
Royce Total Return Fund	1,000.00	990.22	6.76	1,000.00	1,018.00	6.85	1.37%
Royce Heritage Fund	1,000.00	961.95	7.73	1,000.00	1,016.91	7.95	1.59%
Royce Opportunity Fund	1,000.00	991.50	7.85	1,000.00	1,016.91	7.95	1.59%
Royce Value Fund	1,000.00	963.36	7.50	1,000.00	1,017.16	7.70	1.54%
Royce Value Plus Fund	1,000.00	967.15	7.76	1,000.00	1,016.91	7.95	1.59%
Royce 100 Fund	1,000.00	967.61	7.76	1,000.00	1,016.91	7.95	1.59%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period for all funds exisiting for the full half-year period; Royce Mid-Cap Fund multiplied by 177 days).
(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Giftshare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2010 Semiannual Report to Shareholders | 157

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee*, President
Age: 70 | Number of Funds Overseen: 31 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 55 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 61 | Number of Funds Overseen: 31 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 72 | Number of Funds Overseen: 31 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 70 | Number of Funds Overseen: 31 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 68 | Number of Funds Overseen: 44 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 70 | Number of Funds Overseen: 31 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 64 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 58 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 48 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 43 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 50 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

* Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

158 | The Royce Funds 2010 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2010, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2010 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The Russell 2500 index represents the smallest 2,500 companies in the Russell 3000 index. The returns for the Russell 2500—Financial Sector represent those of the financial services companies within the Russell 2500 index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The S&P 500 and S&P SmallCap 600 are indices of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI Europe Small Core Index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex USA Small Core represents these markets excluding the United States. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information.

     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

     The Funds invest primarily in securities of micro-, small- and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Royce European Smaller-Companies Fund invests primarily in European stocks. Royce Global Value Fund invests in companies in at least three countries, which may include the United States. Royce International Smaller-Companies Fund invests primarily in companies domiciled outside the United States. All other Royce Funds may invest up to 25% (35% of Royce Financial Services, Focus Value, Partners, 10% of Opportunity and 5% of Special Equity Funds) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in International Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

• the Funds’ future operating results,

• the prospects of the Funds’ portfolio companies,

• the impact of investments that the Funds have made or may make,

• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

• the ability of the Funds’ portfolio companies to achieve their objectives.

     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2010 Semiannual Report to Shareholders | 159

Board Approval of Investment Advisory Agreement

At meetings held on June 9-10, 2010, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund and Royce Partners Fund (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category” [investment performance comparisons were not provided for Royce Focus Value Fund and Royce Partners Fund due to their limited operating histories (less than one year)], information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of brokerage commissions, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Fund at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. Except as described below, all of the Funds fell in the first or second quartiles within the small-cap universe for the three-year, five-year and ten-year periods ended December 31, 2009. Royce Total Return Fund and Royce Opportunity Fund placed in the middle quintile for the three- and ten-year periods ended December 31, 2009 within their respective category. The trustees also noted that Royce Discovery Fund (“DSC”) placed in the fourth quartile for the three- and five-year periods ended December 31, 2009. In addition to each Fund’s risk-adjusted performance the trustees also reviewed and considered each Fund’s absolute total returns, down-market performance and, for the Funds in existence for such periods, long-term performance records over periods of ten years or longer. Since Royce SMid-Cap Value Fund (“RSV”) and Royce International Smaller-Companies Fund (“RIS”) each have limited operating histories, the trustees placed less emphasis on their performance but noted that, with respect to risk-adjusted performance and absolute total return for the one-year period ended December 31, 2009, they fell in the fourth quartile and second quartile, respectively, within their Morningstar peer categories.

     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities

160 | The Royce Funds 2010 Semiannual Report to Shareholders

to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Funds’ performance supported the renewal of its Investment Advisory Agreement.
    Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
    The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all Funds except Royce Pennsylvania Mutual Fund (“PMF”), (PMF’s fee schedule already had breakpoints) and that the contractual investment advisory fee rate for Royce Micro-Cap Fund (“RMC”) and Royce Low-Priced Stock Fund (“RLP”) had each been reduced in recent years. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
    Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers with registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The net expense ratios for PMF, Royce Dividend Value Fund, Royce Financial Services Fund and DSC ranked within the first and second quartile among their peers, as selected by Morningstar. Royce Heritage Fund, Royce 100 Fund, Royce Global Value Fund (“RGV”), Royce European Smaller-Companies Fund and RSV fell in the middle quintile among their peers. Royce Premier Fund’s net expense ratio was five basis points greater than its peers but well below the category median. RMC placed in the third quartile within its peer group. RMC’s net expense ratio compares favorably against the average net expense ratio for non-institutional domestic stock funds in the Morningstar database with market caps below $500 million and 12b-1 fees equal to or less than 0.25%. It was noted that RLP’s net expense ratio was in the fourth quartile of its Morningstar peer group, 13 basis points higher than its peer group median. RLP’s higher management fee, reflecting the Fund’s use of low-priced and micro-cap stocks, which are harder to research and trade, accounts for this difference. Royce Special Equity Fund fell in the third quartile within its peer group, higher than its peer group median but in the 2nd quartile and below the median within its category. The trustees noted that Royce Value Fund (“RVV”) similarly can account for its higher relative expense ratio by its management fee being 26 basis points higher than its peer group median. Similarly Royce Value Plus Fund (“RVP”) placed in the fourth quartile, 22 basis points higher than its peer group median. The management fees for RVV and RVP are consistent with the other Royce open-end Funds and their fund net expense ratios are three basis points below the median for all small-cap objective funds (non-institutional, non-index) with 12b-1 fees of 25 basis points. It was noted that most of RGV’s peers are in large-cap style boxes per the Morningstar data. The trustees took into consideration the level of work necessary to invest in small-cap international securities is significantly greater than that necessary to invest in larger-cap securities, noting that the 34 basis point differential in management fee from the category median was appropriate given RGV’s true small-cap orientation. Similarly, RIS’s peers are also in the larger-cap style boxes. It was noted that the 25 basis point differential in the management fee from the category median was also appropriate for RIS given its true small-cap orientation. The trustees noted that Royce Partners Fund and Royce Focus Value Fund, which each commenced operations in 2009, have management fees and expense caps consistent with other Royce funds.
    The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, each of the Funds’ advisory fees compared favorably to these other accounts. The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Board of Trustees of The Royce Fund (the “Trust”), including a majority of the Trustees who are not parties to Royce Mid-Cap Fund’s (the “Fund”) Investment Advisory Agreement, or interested persons of any such party (“Independent Trustees”), have responsibility under the Investment Company Act of 1940 to approve the Fund’s proposed Investment Advisory Agreement for its initial term and its continuation annually thereafter at meetings of the Board called for the purpose of voting on such approvals. The Investment Advisory Agreement for the Fund was discussed at a meeting held on December 2-3, 2009 and was unanimously approved at such meeting for its initial term by the Board of Trustees, including the Independent Trustees.
    In considering whether to approve the Fund’s Investment Advisory Agreement, the Board reviewed the materials provided by Royce & Associates, LLC (“R&A”), which included, among other things, fee information for funds with profiles similar to the Fund, prepared by R&A using data provided by Morningstar Associates, LLC (“Morningstar”), information regarding the past performance of funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by

The Royce Funds 2010 Semiannual Report to Shareholders | 161

Board Approval of Investment Advisory Agreement (continued)

counsel to the Independent Trustees. The Board also met with advisory personnel from R&A. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the Board considered the following:

(i)
The nature, extent and quality of services to be provided by R&A: The Independent Trustees reviewed the services that R&A would provide to the Fund, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees discussed with officers of R&A and Charles M. Royce the amount of time that R&A would dedicate to the Fund. Additionally, the Independent Trustees considered the services provided by R&A to the other Funds in the Trust.

The Independent Trustees determined that the services proposed for the Fund by R&A would be similar to those being provided to the other Funds in the Trust. They also took into consideration the favorable history, reputation and background of W. Whitney George, Carl Brown, Brendan Hartman and James Stoeffel who will serve as members of the portfolio management team for the Fund, finding that these would likely have an impact on the success of the Fund. Lastly, the Independent Trustees noted R&A’s ability to attract quality and experienced personnel. The Independent Trustees concluded that the proposed investment advisory services of R&A to the Fund compared favorably to services provided by R&A for other Funds in the Trust and other R&A client accounts in both nature and quality. The Independent Trustees concluded that the scope of services to be provided by R&A would be suitable for the Fund.

(ii)
Investment performance of the Fund and R&A: Because the Fund was just being formed, the Independent Trustees could not consider the investment performance of the Fund. They did review R&A’s performance for other Funds in the Trust. The Independent Trustees recognized that past performance is not an indicator of future performance, but found that R&A had the necessary expertise to manage the Fund. They determined that R&A would be an appropriate investment adviser for the Fund.

(iii)
Cost of the services to be provided and profits to be realized by R&A from its relationship with the Fund: The Independent Trustees considered the anticipated cost of the services to be provided by R&A to the Fund. Under its proposed Investment Advisory Agreement, the Fund would pay R&A 1.00% per annum of the first $2 billion of the Fund’s average net assets, 0.95% per annum of the next $2 billion of the Fund’s average net assets, 0.90% per annum of the next $2 billion of the Fund’s average net assets and 0.85% per annum of the Fund’s average net assets in excess of $6 billion. It was further noted that R&A had agreed to cap the expenses of the Fund at 1.49% of its average net assets for the first three years of operation.

In reviewing the proposed investment advisory fee for the Fund, the Independent Trustees considered the advisory fees of other similar funds, as provided by Morningstar. The Independent Trustees noted that the proposed investment advisory fee was higher than the median of similar funds in the Morningstar materials, and that including the expense cap agreed to by R&A, the Fund’s operating expense ratio would be slightly below the average net operating expense ratio of similar funds in the Morningstar material. It was further noted that providing investment advisory services to a fund that will invest significant portions of its portfolio in mid-cap securities is expected to be more labor intensive and time consuming than providing investment advisory services to funds that invest in larger-capitalization securities. The Independent Trustees could not consider the profitability of the Fund to R&A since the Fund was recently formed and had no operating history.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Independent Trustees noted that R&A did not currently expect the Fund to grow to a size that would allow the Fund to experience significant economies of scale. However, it was noted that breakpoints would be in place to capture economies of scale as its assets grow.

(v)
Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Independent Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in mid-cap securities.

No single factor was determinative to the decision of the Board. Rather, after weighing all of the factors discussed above, the Board, including the Independent Trustees, unanimously approved the Fund’s Investment Advisory Agreement.

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How To Swim Upstream, Against The Grain, Away From The Crowd

“When in Rome, do as the Greeks.”
– Kenneth Burke
Here at Royce, we occasionally describe ourselves as contrarian investors. Although we regularly (and affectionately) define our approach as “value investing,” we also realize that the terms “value” and “growth” now carry so many varying shades of meaning—not all of them necessarily useful or sound—that for some people they may not go to the heart of what characterizes our time-tested style of asset management. We won’t be dispensing with the term “value” anytime soon, but “contrarian” also nicely encapsulates the way in which we conduct our daily investment practice.

There is also the important factor of one’s investment time horizon—how long is one willing to wait for other investors to recognize those allegedly sterling qualities that first attracted one’s money and interest? Closely related to this is conviction level—if the stock price continues to decline, but the company otherwise seems to be in sound financial condition, does an investor have the stomach to stick it out or, in some cases, add to the position? These are questions a contrarian investor must be able to answer if he or she seeks to successfully go against Wall Street’s consensus.

      The American Heritage Dictionary defines contrarian as, “One who takes a contrary view or action, especially an investor who makes decisions that contradict prevailing wisdom, as in buying securities that are unpopular at the time.” In defining our own contrarian bent, Royce’s Co-Chief Investment Officer, Whitney George, puts it this way: “More often than not, being a contrarian means standing alone. It requires an enormous amount of self-confidence to buy securities when the rest of the world is telling us, ‘These are bad ideas.’ Every day, we might be doing things that other smart people are insisting are wrong, so we have to believe strongly in what we are buying.” To us, then, being a contrarian involves far more than a willingness to swim against the current. It’s not just a matter of moving in the opposite direction of the market, a strategy that, if applied with no core investment principles of one’s own, would almost certainly lead to financial disaster.
      In fact, as useful as the dictionary definition is, it also leaves important questions unanswered. All value investors are, to some degree, contrarians because every investor who uses a value approach is looking for what they judge to be good companies selling at attractively low share prices. (Not to belabor the obvious, but for any stock price to be considered attractively low typically means one of two things: that much of the market believes it is not a worthwhile investment or that the majority of investors have failed to even notice the company’s existence.) Another issue is that how one determines company quality is likely to vary considerably from manager to manager.

Our own habit of being contrarian comes not out of a desire to flout conventional wisdom for its own sake, but from our commitment to doing what we think works best, regardless of what other investors may be buying or selling.

      Our own habit of being contrarian comes not out of a desire to flout conventional wisdom for its own sake, but from our commitment to doing what we think works best, regardless of what other investors may be buying or selling. Purchasing small-cap stocks when they are out of favor, when we may not have a firm idea of when their fortunes may be reversed, when it may take years—and several more stomach-churning plummets in the stock price—for an idea to be successful—all of this makes having a high level of conviction about companies an absolute necessity.
     The disciplined approach that we have been refining since the ‘70s focuses on absolute, long-term returns. While we are hardly the only asset manager, even in the small-cap space, to adhere to this standard, much of Wall Street operates on a much narrower calendar, one in which quarterly results matter more than those of the full market or business cycle. Patience is a rare commodity in equity investing, as is the idea that, while beating a benchmark is wonderful, it is still far less important than helping investors to build wealth over long-term time periods.
     The qualities that we most commonly seek in small-cap companies—strong balance sheets, high returns on invested capital and the ability to generate free cash flow—are also not universally sought on Wall Street. Many investors who see the value in these qualities may not be as willing as we are to wait for them to bear fruit in the form of a company’s rising share price. This results in a relatively small number of people who share our passion for quality businesses as well as the patience to stick with them, even as others are busy following the pack. Which is exactly how we like it.

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Wealth Of Experience

With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, 11 assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus

Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $113 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

745 Fifth Avenue | New York, NY 10151 | (800) 221-4268 | www.roycefunds.com

General Information	RIA Services	Broker/Dealer Services	Shareholder Services	Royce InfoLine
Additional Report Copies	Fund Materials and	Fund Materials and	Transactions and	24-Hour Automated
and Prospectus Inquiries	Performance Updates	Performance Updates	Account Inquiries	Telephone Service
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QUALIFIED INVESTOR Royce Select Fund I Royce Select Fund II Royce Global Select Fund Royce SMid-Cap Select Fund Royce Asia-Pacific Select Fund	SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through June 30, 2010

	Average Annual Total Returns
Fund	Year-to- Date[1]	1-Year	3-Year	5-Year	10-year/Since Inception (Date)		Annual Operating Expenses

QUALIFIED INVESTOR

Royce Select Fund I	-4.36	18.53%	-0.05	7.51%	10.68%		0.03%

Royce Select Fund II	-4.91	19.06	-1.43	5.04	5.04	(6/30/05)	0.69

Royce Global Select Fund	-0.60	30.56	0.47	11.07	11.07	(6/30/05)	0.17

Royce SMid-Cap Select Fund	-3.69	13.33	n.a.	n.a.	-4.21	(9/28/07)	0.04

Royce Asia-Pacific Select Fund	1.44	19.40	n.a.	n.a.	19.40	(6/30/09)	3.55

Russell 2000	-1.95	21.48	-8.60	0.37	3.00		n.a.

Russell 2500	-1.69	24.02	-7.98	0.98	4.15		n.a.

MSCI World Small Core	-3.73	20.98	-9.72	1.67	5.48		n.a.

MSCI AC Asia Pacific Standard Core	-5.27	11.69	-7.59	4.74	n.a.		n.a.

Royce Select Fund I’s average annual total return since inception (11/18/98) was 13.49%.
[1]Not annualized

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the respective Fund, which is not reflected in the performance information show above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Annual operating expenses for Royce Select Fund I, Select Fund II, Global Select, SMid-Cap Select and Asia-Pacific Select Funds reflect each Fund’s total annual operating expenses as of the most current prospectus and include each Fund’s performance fee based on 12.5% of its pre-fee, high watermark total return in 2009. Royce Asia-Pacific Select Fund’s high watermark return for 2009 was 20.88%. Royce Asia-Pacific Select Fund’s expenses also consisted of dividends on securities sold short and interest expense on borrowings. There was no high watermark return for Royce Select Fund I, Select Fund II, Global Select and SMid-Cap Select Funds for 2009. For Royce Select Fund I, expenses consisted of dividends on securities sold short and acquired fund fees and expenses. For Royce Global Select Fund, expenses consisted solely of acquired fund fees and expenses. For Royce Select Fund II and SMid-Cap Select Fund, it consisted of dividends on securities sold short, acquired fund fees and expenses and interest expense on borrowings. Royce has contractually agreed to absorb all other operating expenses of each Select Fund, other than acquired fund fees and expenses, dividend expenses relating to any short selling activity and interest expense on borrowings of these Funds. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by any applicable Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

The Royce Funds invest primarily in securities of micro-cap, small-cap and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2500 is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 index. The Morgan Stanley Capital International (MSCI) World Small Core is an unmanaged index of global small-cap stock. The MSCI AC (All Country) Asia Pacific Standard Core index is designed to measure the equity market performance of the developed and emerging markets in the Asia Pacific region. Distributor: Royce Fund Services, Inc.

This page is not part of the 2010 Semiannual Report to Shareholders

Table of Contents

Semiannual Review

Performance and Expenses	Inside Cover

Letter to Our Shareholders	2

Postscript: How To Swim Upstream, Against the Grain, Away From The Crowd	Inside Back Cover

Semiannual Report to Shareholders	9

The Select Choice—Royce’s Qualified Investor Funds

Royce’s Qualified Investor Funds incorporate the same fundamental investment disciplines of our core long only offerings with added flexibility—the Funds may also short stocks and use leverage.
       When they choose to, the Funds’ portfolio managers can seek to profit from both positive and negative views of an enterprise that develop out of the normal course of our investment due diligence. This increased investment flexibility provides more efficient use of Royce’s in-depth research process, while also presenting opportunities for enhanced portfolio.
       More importantly, the Fund’s fee and expense structure, unique among mutual funds, is tied directly to each Fund’s total return. Each Fund pays a management fee to Royce equal to 12.5% of its pre-fee total return to a performance peak. Royce absorbs most other ordinary operating expenses of the Funds. Each Fund’s respective management fee is subject to a high watermark, which means that Royce will only receive a fee during periods of positive performance from a prior peak for each Fund.
       If the total return recedes from the high watermark, no fee will be taken until the Fund’s pre-fee total return once again exceeds the high watermark. It is calculated in a manner that we believe is equitable for the investor and aligns the advisers’ interests with the shareholders’. The real advantage is that during low-return periods, the expenses have a much more modest impact on returns, and during negative-return periods, there are no ordinary operating expenses charged to the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable.
       In our view, these features give qualified investors the best of both worlds—the transparency and liquidity of a publicly traded mutual fund, along with some of the flexibility and portfolio architecture of a hedge fund.
       Each Qualified Investor Fund seeks long-term growth of capital and may invest in both long and short positions in equity securities. The long portion of each portfolio is primarily invested in a limited number (generally less than 100) of smaller companies. Short portions may include individual equity securities and pooled investment vehicles, such as ETFs.

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Using mostly broad brush strokes,
indexes offer a very useful picture of
the markets (or areas of the market)
that they represent at specific
moments in time. Like every mutual
fund manager, we also use indexes
as benchmarks against which we
compare our own Funds’ performances.
Comparisons are made not
simply to calendar-based periods, but
to down market and full market cycle
periods. We do this because of our
long-held conviction that how a
portfolio performs in difficult market
environments can have an enormous
effect on long-term returns, especially
those results achieved over full
market cycles, which have generally
lasted from two to seven years. We
also make use of our various
benchmark indexes to compare
volatility scores, such as Standard
Deviation and Return Efficiency.

For the majority of The Royce Funds,
we use the small-cap Russell 2000,
a broad-based index of domestic
small-cap stocks. The MSCI WORLD
Small Core index, Russell 2500 and

Continued on page 4...

Letter to Our Shareholders

Fear and Trembling

Life can only be understood backwards; but it must be lived forwards.

– Sören Kierkegaard

Thirty-five years ago this summer, the film Jaws opened and quickly chomped its way into celluloid history, while also inspiring legions of sweaty beachgoers to stick to the safety of their towels. Yet it’s a paraphrase of the ad from the classic Spielberg film’s deservedly forgotten sequel—the subtly named Jaws 2—that provides the most apt description of investors’ attitudes here in the summer of 2010: “Just when you thought it was safe to go back in the market...” After all, in roughly two years, we have moved from a market collapse due in part to a widespread failure to heed Warren Buffett’s advice to “beware of geeks bearing formulas” to a market malaise driven by heightened fears about Greeks—to say nothing of Californians or any number of others—bearing debt. In between the financial crisis of late 2008-early 2009 and the market’s current struggles (the latter arguably a sequel to the earlier calamity), there was a dynamic market rebound that lasted—at least as of this writing—from the market low on March 9, 2009 through the interim small-cap market high on April 23, 2010. Unfortunately, equity investors seemed to regard this rally as an all-too-brief respite from a world of ever-declining stock prices and acute economic anxiety.

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    Looking further back to the beginning of this new century, the markets endured the bursting of the Internet bubble, which brings to two the number of historic market implosions that have occurred within the last 11 years. It is no wonder, then, that so many equity investors are choosing to avoid what they regard as the shark-infested waters of the stock market. For many people who first invested in the stock market at the end of 1999, the experience has been most likely unprofitable (depending, of course, on where their money was invested) and highly, perhaps painfully, volatile. The evidence is compelling for investors’ recent dissatisfaction with low or negative returns from stocks and their related impatience with risk and volatility. The Investment Company Institute (ICI) tracks mutual fund asset flows and reported that in 2009 domestic equity funds had net outflows of $8.8 billion while fixed income funds took in a record $375.5 billion. Strategas Research Partners recently published data from the ICI that showed the trend continuing. For the year-to-date period ended May 31, 2010, outflows from domestic equity funds totaled $3.8 billion, while inflows to bond funds remained brisk, at $118.7 billion.
    So what do equity managers such as ourselves—patient, disciplined, risk-averse types—make of these sobering figures? Not surprisingly, we still believe in equities. Equally important, our contrarian, long-term outlook leads us to see the potential for solid returns for stocks in the years ahead, provided that investors have the stomach for the bumpy road in front of stocks in the short run. We understand the trepidation, just as we sympathize with those investors who feel as though they have lately been presented with a dismal choice between low-risk, potentially profit-less instruments—bonds or money markets—and risky equities that may not only fail to grow or preserve capital but could also erode or even destroy it. For our part, we are scrutinizing valuations for micro-cap, small-cap and mid-cap securities all over the globe. We find much to like on a stock-by-stock basis and believe that there is ample proof in the form of strong fundamentals for potentially better days. Investment decisions should not be approached with fear and trembling, but with conviction, confidence and, in our view, an outlook that measures time in years, not months and quarters.

We find much to like on a stock-by-stock basis and believe that there is ample proof in the form of strong fundamentals for potentially better days. Investment decisions should not be approached with fear and trembling, but with conviction, confidence and, in our view, an outlook that measures time in years, not months and quarters.

The Concept of Anxiety

Regardless of the length of one’s outlook, recent results for the three major equity indexes were mostly uninspiring and did much to reinforce investors’ anxiety. For the year-to-date period ended June 30, 2010, small-caps, as measured by the Russell 2000 index,

Looking forward, we believe that volatility will continue to be above average, but that small-cap, both domestic and non-U.S., can provide attractive returns over the next three to five years.

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the MSCI AC Asia Pacific Standard
Core indexes are a better fit for
those Qualified Investor portfolios
that, respectively, focus more on
global stocks, that range more
frequently into mid-cap stocks or that
concentrate on Asian companies.
To benchmark performance for our
open-end portfolios that invest
primarily in non-U.S. stocks or that
invest globally, we use several different
MSCI (Morgan Stanley Capital
International) indexes.

As useful and important as benchmark
indexes are, they play no role in our
portfolio management practices.
Their primary significance for us is in
providing a measure of how our
results stack up vis-à-vis a close
approximation to the market in which
a particular portfolio invests.
However, the investable universe
of securities for our portfolios tends to
be larger than the number of stocks
that constitute an index at any given
time, which is why we do not limit
ourselves to the stocks that comprise
an index. We prefer the freedom of
looking for what we think are
attractively valued smaller companies
wherever we may find them.
For example, as of June 30, 2010, the
number of U.S.-domiciled companies with market capitalizations up to $2.5 billion exceeded 4,500
names, according to FactSet, more

Continued on page 6...

Letter to Our Shareholders

owned a performance edge relative to their peers, as the small-cap index was down 1.9%, while the large-cap S&P 500 lost 6.7% and the more tech-oriented Nasdaq Composite fell 7.1%. These were obviously disappointing results, not merely because of the negative performance, but also because they interrupted the much-needed rally that began with the market low on March 9, 2009. The year opened with a less damaging correction that the market had shaken off by early February. First-quarter results were positive for all three indexes—the Russell 2000 gained 8.9% versus 5.4% for the S&P 500 and 5.7% for the Nasdaq Composite.
    The revived rally did not last long, however. Small-cap stock prices peaked on April 23, 2010, and the Russell 2000 slipped 17.6% from that date through the end of June. While the rally had seen other downturns, each had fallen in the range of 9%-10%, making this latest decline easily the most severe for small-caps since the worst days of the financial crisis. These losses lent more than a bearish tint to second-quarter returns, which were negative across the board, putting an end to four consecutive quarters of positive performance for all three domestic indexes. For the second quarter, the Russell 2000 was down 9.9%, the S&P 500 fell 11.4%, and the Nasdaq Composite declined 12.0%.
    Markets outside the U.S. fared no better. The MSCI EAFE (Europe, Australasia and Far East) index was down 13.2% versus a loss of 6.3% for the MSCI World ex USA Small Core index for the six months ended June 30, 2010. So while returns from the U.S. market bottom on March 9, 2009 through June 30, 2010 remained strong, with each major index up more than 55%, trailing three-year returns ended June 30, 2010 for the three domestic and two non-U.S. indexes were negative, and five-year and 10-year returns were mixed. For the 10-year period, small-caps did best, as the Russell 2000 and MSCI World ex USA Small Core indexes were the top performers.
    Within small-cap, growth and value indexes suffered second-quarter losses: the Russell 2000 Value index fell 10.6% versus a loss of 9.2% for the Russell 2000 Growth. However, year-to-date and one-year results ended June 30, 2010 favored value; three- and five-year results favored growth; and 10-, 15-, 20-, and 25-year results were decidedly won by the Russell 2000 Value index. Micro-cap companies provided better relative results, outperforming the small-cap index in both the second quarter, in which the Russell Microcap index was down 8.9%, and year-to-date period, when it rose 0.1% through June 30, 2010. Within the micro-cap index, value underperformed in the second quarter (-9.7% versus -7.9%), but outperformed for the six months ended June 30, 2010 (+1.9% versus -1.9%).

4 | This page is not part of the 2010 Semiannual Report to Shareholders

Judge For Yourself!
Year-to-date results for The Royce Funds covered in this Semiannual Review and Report, those available only qualified investors, reflected the high level of market volatility. While the market’s gyrations always play a role in performance to some extent, it was particularly visible in the first half, when a few percentage points made the difference between positive or negative performance or outperformance versus a Fund’s respective benchmark index. Relative performance was not a consistent strength for the portfolios taken as a group. Only Royce Global Select and Asia-Pacific Select Funds outperformed their particular benchmarks during the first half of 2010.
     Our own reaction was thus somewhat mixed, as returns ran the gamut from slightly positive to disappointingly negative. Interestingly, each of those Funds that failed to better the year-to-date returns of their relevant benchmarks lost their performance edge during the far more placid (and positive) first quarter. These Funds did not fall as far as their benchmarks from the interim high for domestic small-caps on April 23, 2010 through the end of June, yet still finished the first half with poorer performance. We would usually prefer that our Funds hold their value relative to the benchmark during a downturn to outshining during a short-term up-market period, even if it causes some discouragement in the short run.
     As might be expected during a period in which volatility was high and returns varied, no single sector or industry stood out during the first half the way that the Natural Resources and Technology sectors did for the majority of Funds in 2009. However, there were some notable patterns. Financial and industrial companies tended to do relatively poorly, proving especially sensitive to concerns about a double-dip recession. Many Technology holdings also took a step back after enjoying very strong results in 2009 due in part to similar concerns. The two consumer sectors were generally solid, as was performance for the Health sector. However, in the latter’s case net gains were modest. Micro-caps in general did well, as did dividend-payers, the latter helping to narrow the gap after underperforming their small-cap non-dividend paying peers last year. Looking forward, we believe that volatility will continue to be above average, but that small-cap, both domestic and non-U.S., can provide attractive returns over the next three to five years.

Any business that looks to be capable of swimming ahead of the pace of the economy as a whole is going to be in high demand, and we can see that benefiting the kind of small-caps that fit our selection criteria—those that boast strong balance sheets, high returns on invested capital and the ability to generate free cash flow.

An Edifying Discourse What inspires our confidence in the long-term prospects for stocks? As is often the case, we look to history for some instruction, while keeping in mind that investing must be

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than twice the number included in
the Russell 2000.

In addition, indexes are fluid entities
just as actively managed mutual
fund portfolios are, though generally
to a lesser degree. Standard & Poor’s
rebalances their indexes, including
the large-cap S&P 500 and the S&P
SmallCap 600, on a quarterly basis,
as does MSCI. Russell Investments
rebalances, or reconstitutes, as they
call it, less frequently—doing so on
an annual basis.

Still, important changes can occur,
even in an annual reconstitution.
Based on data released from
Russell Investments in June 2010, we
found some notable changes to the
index between June 2009 and June
2010: The index gained an impressive
33.6% for the 12-month period
ended May 28, 2010, which helped to
increase the index’s overall market
capitalization 37.9% from 2009 to
$1.2 trillion.

Russell went on to report,
“The median market capitalization
for the index increased to $441.3
million, a 45% increase over the
median capitalization of $304 million
in 2009. The weighted average market
capitalization also increased
significantly, jumping 34.7% to $1.0B
from $0.7B in 2009.” The index’s
composition is also reflective of the

Letter to Our Shareholders

done looking forward, not backward. We never expect the past to repeat itself, though we do believe that historical patterns are relevant when it comes to the behavior of markets. The current economic situation has already bred comments claiming that the economy and financial markets are not likely to bounce back soon, mostly owing to an ongoing dearth in consumer spending and the staggering weight of deficits. These commentators predict a scenario in which we are headed for a double-dip recession and could be facing a decade of essentially flat economic growth (or worse), calling to mind Japan over the last 20 years or our own stagnating economy of 1974-1982.
      We have a more optimistic outlook. We continue to believe that we have entered a more normalized return environment for equities. We see reason for hope in the fact that many small-cap stocks are reacting positively and negatively to underlying fundamentals—not just market sentiment. This has been creating what we regard as attractive short-term opportunities for long-term investors such as ourselves. To us, a return to a more normalized environment may not bring the outsized gains of 2009, but it could usher in a period of positive long-term returns for equities, with historically normal corrections along the way. This would be close to an ideal environment for active managers with an absolute return orientation. Neither whole sectors nor entire industries are “on sale” as they were in late 2008 and early 2009, but numerous opportunities have been available on a stock-by-stock basis. By seeking to take advantage of this period of increased volatility, we think that investors should be rewarded when the overall direction of the market reverses. While we always keep an eye on the market and economy as a whole, the current situation has not diminished our faith in the long-term prospects for stocks.

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     Of course, recent declines have been painful. However, it is important to remember that a correction of 15% or more is quite typical, occurring roughly every three years on average for small-cap stocks. Since the Russell 2000 debuted on December 31, 1978, there have been 10 major corrections of at least 15% through the end of 2009. (Note: In order for a new peak to be established, a drop of 15% from the prior peak must first be recorded.) These peak-to-trough periods have ranged from a decline of 15.4% (10/5/79-10/23/79) to the more recent bear market decline of 58.9% (7/13/07-3/9/09). Of the 10 major declines prior to 2010, the Russell 2000 on average fell 31.8%. These declines disrupt markets, they shatter confidence, but they also set the stage for new bull markets.

Either/Or
Admittedly, our long-term perspective has been even less in style lately than usual. We have recently been witnessing a stampede out of equities and into fixed income to such a degree that we would not be surprised to see a bubble in fixed income investments in the coming months. (Even bond king Bill Gross is bullish on stocks!) For our part, we remain convinced that stocks should provide stronger returns, particularly inflation-adjusted returns, over the next five-year and 10-year periods. It seems reasonable to us that the current decade will end up with annualized equity returns somewhere in the high single digits. Taking advantage of current volatility is, for us, critical toward building strong results for the decade, as well as other long-term periods.
     For example, we believe that investors should be encouraged, though not too excited, by the recent earnings picture, bearing in mind that recent earnings look strong in relation to where companies were in 2008 and early 2009, when most were coming off an historically terrible period. (In other words, the bar for earnings improvement was set awfully low.) Still, we think that this is encouraging because it shows that many U.S. corporations did what needed to be done—they grew leaner and meaner and effectively dealt with a financial crisis, which is being reflected in stronger earnings. While the perception seems to be that it is once again struggling, we think the economy is on the right track. We are not wildly enthusiastic, but we are optimistic.
      Part of our reasoning is that we see a slow-growth economy as a favorable backdrop for our disciplined style, especially owing to its emphasis on company quality. Our expectation is that a slow-growth economy could lead investors to focus on two areas—high-quality companies and fast-growing companies (the latter not normally our cup of tea). Any business that looks to be capable of swimming ahead of the pace of the economy as a whole is going to be in high demand, and we can see that benefiting the kind of

It is important to remember that long-term growth is not a straight-line phenomenon. Short-term setbacks are a common occurrence in the journey to more lasting success. We are ever-cautious, and in our view it is safe to go back in the water.

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growing global nature of the equity
world: “As a result of Russell’s new
methodology rule determining
country assignment, all companies
that are incorporated, head quartered,
and traded in the U.S. are
eligible for the Russell U.S. Indexes…
Ten of the new adds [of which there
were a total of 321 in 2010] are
due to the new country rule.” Indexes
change, and, interestingly, they
change in an effort to better reflect
the market they are meant to
represent. In other words, they change
their constituents in order not to
change their market representation.

We have high regard for indexes,
especially the efforts they make to
remain truly representative of their
markets. However, we also see
critical differences between the kind
of work that we as active, disciplined
small-cap managers do and what
an index does. We do not focus our
efforts on creating representative
small-cap portfolios (or micro-cap,
mid-cap or global smaller-
company portfolios). Our task is to
find what we judge to be high-
quality companies trading at
attractive discounts to our estimate
of their worth as a business
(or intrinsic value). We see indexes,
then, as a bellwether to guide us
as we strive to improve our skill as
disciplined stock pickers. No more
and no less than that.

Letter to Our Shareholders

small-caps that fit our selection criteria—those that boast strong balance sheets, high returns on invested capital and the ability to generate free cash flow. It is also important to remember that long-term growth is not a straight-line phenomenon. Short-term setbacks are a common occurrence in the journey to more lasting success. We are ever-cautious, and in our view it is safe to go back in the water.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.

President	Vice President	Vice President

July 31, 2010

P.S. More than this letter’s epigraph comes from the pen of Danish philosopher, Sören Kierkegaard, as each of the headings uses the title from one of his books. We thought that Kierkegaard made an especially appropriate choice for the period under review, with his emphasis on the absurdity of life, the necessity for self-examination and the need to live life looking forward.

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The Royce Funds 2010 Semiannual Report to Shareholders | 9

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/10

Jan-June 2010*			-4.36%

One-Year			18.53

Three-Year			-0.05

Five-Year			7.51

10-Year			10.68

Since Inception (11/18/98)			13.49

ANNUAL EXPENSE RATIO

Operating Expenses			0.03%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2009	39.6%	2003	48.7%

2008	-25.9	2002	-15.8

2007	10.7	2001	24.5

2006	15.0	2000	15.0

2005	10.9	1999	35.4

2004	19.1

TOP 10 POSITIONS % of Net Assets

Warnaco Group (The)			2.2%

Rofin-Sinar Technologies			2.1

Cliffs Natural Resources			2.1

Corinthian Colleges			2.0

GrafTech International			2.0

Sims Metal Management ADR			2.0

SEI Investments			2.0

Pason Systems			2.0

Reliance Steel & Aluminum			2.0

ShawCor Cl. A			1.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Services			19.4%

Industrial Products			17.9

Natural Resources			13.8

Consumer Products			9.9

Financial Services			9.0

Technology			7.3

Financial Intermediaries			3.3

Consumer Services			3.2

Health			2.9

Diversified Investment Companies			1.8

Miscellaneous			1.8

Cash and Cash Equivalents			9.7

Royce Select Fund I

Manager’s Discussion
Increased stock market volatility conspired with greater anxiety about jobs and the uncertain status of the economic recovery to create an inhospitable environment for stocks in the first half of 2010. This affected the performance of Royce Select Fund I (RS1), a limited portfolio of small-cap stocks. For the year-to-date period ended June 30, 2010, the Fund was down 4.4% versus a loss of 1.9% for RS1’s small-cap benchmark, the Russell 2000, for the same period. While it is always disappointing not simply to have negative results, but also to underperform the benchmark, we also do not typically place much importance on short-term performance periods, preferring instead to measure the Fund’s record over longer time spans. This is the case regardless of the result.
     The rally that did so much to boost the confidence of investors in 2009 took a short breather as 2010 got underway, though by early February it had resumed its previously brisk pace. This resulted in more-than respectable performance for most stocks in the first quarter, a period in which RS1 rose 6.2% compared to a gain of 8.9% for the Russell 2000. Stock prices continued to mostly rise into late April, when a more severe correction took hold. During the bearish second quarter, the Fund fell 10.0%, while the small-cap benchmark declined 9.9%. These results paint an arguably deceiving picture. Measuring from the interim small-cap high on April 23, 2010 through June 30, 2010, the Fund was down 14.8% versus a loss of 17.6% for the Russell 2000. The Fund also outpaced its benchmark for the three-, five-, 10-year and since inception (11/18/98) periods ended June 30, 2010. RS1’s average annual total return since inception was 13.5%.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date Through 6/30/10*

American Italian Pasta Cl. A	0.60%

Terra Industries	0.41

ICON ADR	0.32

Cliffs Natural Resources	0.31

Universal Technical Institute	0.28

*Includes dividends

      It should be stressed that net gains and losses at the levels of sector, industry and individual position were generally modest during the first half, consistent with the more fully correlated market. After posting solid net gains in 2009, the Industrial Products and Industrial Services sectors were the largest detractors from performance through the end of June. We think that losses in these areas should be relatively short-lived. Fears of a double-dip recession and a strengthening U.S. dollar were the primary reasons behind the correction for many industrial businesses. Intrepid Potash produces fertilizer for the

Important Performance and Risk Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermark return. There was no high watermark return in 2009, and the Fund’s total annual Fund operating expenses ratio of 0.03% consisted of dividends on securities sold short and acquired fund fess and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

10 | The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

agricultural, industrial and feed markets. Pricing for fertilizer has still not recovered from lows reached in 2008, thanks in large part to the dreary mood of investors and farmers making do with lower fertilizer levels. However, we liked its management, its core business and its fundamentals enough to more than double our stake in the first half. It was a top-20 position at the end of the period. We also substantially built our position in global scrap metal recycler Sims Metal Management, as our confidence in its stock price’s potential to bounce back remained strong. It seemed to us that it declined disproportionately to any difficulties faced by its business. It was the Fund’s sixth largest position at the end of June.

     Another significant detractor was our position in ProShares UltraShort 20+ Year Treasury, an ETF (exchange traded fund) that seeks twice (200%) the inverse (opposite) of the daily performance of the Barclays Capital 20+ Year U.S. Treasury Index. The position reflects our contention that investors’ flight to the safety of Treasuries is rapidly approaching a bubble and that we are likely to see inflation and higher interest rates in the years ahead. We built our position throughout the first half, as we did for top-10 holding, Corinthian Colleges, a for-profit, post-secondary education company that provides various degree and diploma programs in the U.S. and Canada. While investors seemed uncertain about the company as its industry faces increased federal regulation, we thought that its low price more than reflected its likely impact. Our initial interest was to its strong fundamentals and leading position in its market. We also purchased more shares of freight transportation company, Arkansas Best. The company’s continued to struggle amid its industry picking up speed, but we remained confident in its ability to right itself.
     American Italian Pasta had the right recipe for first-half success. When first buying shares in the fall of 2009, we liked its improved balance sheet, impressive margins and prospects for sustained growth. Our enthusiasm was shared by diversified food maker Ralcorp Holdings, which announced plans to acquire the dry pasta maker at an attractive premium near the end of June. This news led us to begin selling our shares after building our stake through the end of March. The urge to merge also led us to sell our position in Terra Industries, another fertilizer business, whose shares went for a substantial premium when terms of its acquisition were announced in March.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10*

Intrepid Potash	-0.66%

UltraShort 20+ Year Treasury ProShares	-0.55

Sims Metal Management ADR	-0.53

Corinthian Colleges	-0.45

Arkansas Best	-0.42

*Net of dividends

ROYCE SELECT FUND I VS. RUSSELL 2000 Value of $10,000 Invested on 11/18/98

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,377 million

Weighted Average P/E Ratio**		18.9x

Weighted Average P/B Ratio		1.9x

U.S. Investments (% of Assets)		83.8%

Non-U.S. Investments (% of Assets)		6.6%

Fund Net Assets		$47 million

Turnover Rate		24%

Number of Holdings		64

Symbol		RYSFX

*Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RS1	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.35	0.01	0.19

Standard Deviation	18.21	21.35	19.09

*Five years ended 6/30/10. Category Median and Best Decile Breakpoint based on 315 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RS1	7.51%	18.21	0.41

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  11

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/10

Jan-June 2010*			-4.91%

One-Year			19.06

Three-Year			-1.43

Five-Year			5.04

Since Inception (6/30/05)			5.04

ANNUAL EXPENSE RATIO

Operating Expenses			0.69%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2009	66.6%	2007	-5.5%

2008	-33.4	2006	19.8

TOP 10 POSITIONS % of Net Assets

Market Vectors Gold Miners ETF			3.6%

Seabridge Gold			2.7

Market Vectors Junior Gold Miners ETF			2.6

Cal-Maine Foods			2.2

Luk Fook Holdings (International)			2.0

Jinpan International			1.9

Stella International Holdings			1.9

NutriSystem			1.8

TMX Group			1.7

Res-Care			1.7

SHORT POSITIONS % of Net Assets

iShares MSCI Hong Kong Index Fund			-0.7%

Ultra S&P500 ProShares			-0.7

iShares Russell 2000 Index Fund			-0.7

PORTFOLIO SECTOR BREAKDOWN*
% of Net Assets

Natural Resources			20.7%

Consumer Products			14.5

Industrial Products			12.2

Technology			8.8

Health			8.5

Industrial Services			7.5

Financial Services			7.5

Financial Intermediaries			6.2

Consumer Services			5.7

Diversified Investment Companies			0.9

Miscellaneous			4.4

Cash and Cash Equivalents			3.1

*Long positions only

Royce Select Fund II

Manager’s Discussion
More volatility, greater uncertainty and added anxiety led to lower returns for Royce Select Fund II (RS2) during the first half of 2010. The Fund fell 4.9% for the year-to-date period ended June 30, 2010, compared to a loss of 1.9% for its benchmark, the small-cap Russell 2000, for the same period. This was a disappointing outcome for several reasons: negative returns are always discouraging, as is underperformance versus the benchmark. In addition, the Fund’s first-half results derailed the considerable momentum RS2 had established in a resurgent 2009. Still, our practice is to not to be too swayed by the kind of short-term results that a six-month period represents, regardless of whether those results are good or bad.
     The dynamic rally that spanned much of 2009 at first did not extend into 2010. Perhaps needing a breather, the market saw mostly falling stock prices through early February before a more robustly bullish pace resumed and helped stocks to rise through the latter part of April, when a more serious and lasting correction took hold. During 2010’s first quarter, the Fund underperformed the Russell 2000, gaining 3.6% versus 8.9% for the small-cap index. The bearish second quarter saw RS2 lose less, as the Fund fell 8.2% while the benchmark declined 9.9%. As second-quarter returns might lead one to expect, the Fund also outperformed the Russell 2000 from the interim small-cap high on April 23, 2010 through June 30, 2010, down 12.8% versus a loss of 17.6% for its benchmark. RS2 also continued to hold a significant relative advantage from the market low on March 9, 2009 through June 30, 2010, gaining 94.1% compared to 80.9% for the small-cap index. Finally, RS2 outpaced the Russell 2000 for the three-year and identical five-year/since-inception (6/30/05) periods ended June 30, 2010.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date Through 6/30/10*

Luk Fook Holdings (International)	0.64%

Seabridge Gold	0.46

Interactive Data	0.41

Pharmaceutical Product Development	0.38

Market Vectors Gold Miners ETF	0.37

*Includes dividends

     Five of the Fund’s 10 equity sectors posted net losses during the first half, with the most significant detractions coming from Industrial Products, Technology and Financial Intermediaries. The first two areas were particularly sensitive to fears of a double-dip recession while the third sector struggled mostly because its constituent industry groups were once more out of favor with the heightened concerns about the potential stresses on asset positions due to the European debt crisis. At the industry level, energy services stocks,

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce Select Fund II reflect the Fund’s total annual operating expenses as of most current prospectus and typically include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return. There was no high watermark return in 2009, and the Fund’s total annual Fund operating expense ratio of 0.69% consisted of dividends on securities sold short, acquired fund fees and expenses and interest expense on borrowings. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

12 | The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

machinery companies and the metal fabrication and distribution group were loss leaders, while solid net gains came from the apparel, shoes and accessories group and the precious metals and mining industry.
     Long-time Royce favorite Willbros Group posted the portfolio’s largest net losses. The company provides engineering, procurement, and construction services to the oil and gas and power industries primarily in the U.S., Canada and Oman. News of an acquisition by the company was released in March, the financing for which initially proved elusive, which resulted in its stock price being punished. Concerned about the hit the purchase made to the company’s balance sheet, we also thought that steady cash flow, as well as the company’s gains in market share, could offset the damage. We held our shares at the end of June. Jinpan International struggled in a fashion consistent with many U.S.-listed Chinese stocks in the first half. The company manufactures cast resin transformers for voltage distribution equipment in China and also makes power distribution equipment. Its troubles included pricing pressure early in 2010 as resin prices fell and purchases were delayed until later in the year. Ever contrarian, we substantially added to our stake in the first half, confident in the firm’s ability to withstand what we anticipate will be short-term problems. Popular, a commercial banking company operating primarily in Puerto Rico, was caught up in concerns over the interruption of a planned sale of a subsidiary and a generally brutal market for many financial companies.
     Luk Fook Holdings (International) succeeded in all aspects of its business designing, wholesaling and retailing a variety of gold jewelry, gem-set jewelry, gemstones and authentication services. It is now one of the best known jewelry companies in China after having been long established in Hong Kong. We found very little we did not like about the company—it possesses a terrific franchise model, impressive margins, a solid balance sheet, high cash flow and accessible management. We began to take gains in April, but still held a large position—the Fund’s fifth largest—at the end of June. In May, Interactive Data, which provides specialized financial market data, analytics and related solutions, agreed to be acquired by investment funds managed by private equity group Silver Lake and Warburg Pincus. (A majority of its shares had previously been held by Pearson, a UK-based international media conglomerate.) The subsequent rise in its stock price led us to sell the rest of our shares in May.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10*

Willbros Group	-0.74%

Jinpan International	-0.56

Popular	-0.51

NutriSystem	-0.49

Team	-0.46

*Net of dividends

ROYCE SELECT FUND II VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,013 million

Weighted Average P/E Ratio**		13.3x

Weighted Average P/B Ratio		1.7x

U.S. Investments (% of Assets)		70.8%

Non-U.S. Investments (% of Assets)		24.3%

Fund Net Assets		$4 million

Turnover Rate		50%

Number of Holdings		98

Symbol		RSFDX

*Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RS2	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.21	0.01	0.09

Standard Deviation	22.77	21.35	20.18

*Five years ended 6/30/10. Category Median and Best Quartile Breakpoint based on 315 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RS2	5.04%	22.77	0.22

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Semiannual Report to Shareholders  |  13

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/10

Jan-June 2010*			-0.60%

One-Year			30.56

Three-Year			0.47

Five-Year			11.07

Since Inception (6/30/05)			11.07

ANNUAL EXPENSE RATIO

Operating Expenses			0.17%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2009	56.1%	2007	18.2%

2008	-34.4	2006	19.4

TOP 10 POSITIONS % of Net Assets

Value Partners Group			3.2%

Burckhardt Compression Holding			3.1

Hochschild Mining			3.1

Santen Pharmaceutical			2.9

Major Drilling Group International			2.8

Lamprell			2.6

Semperit AG Holding			2.6

Pfeiffer Vacuum Technology			2.6

Ashmore Group			2.6

Mayr-Melnhof Karton			2.4

SHORT POSITIONS % of Net Assets

iShares MSCI Canada Index Fund			-0.9%

PORTFOLIO SECTOR BREAKDOWN*
% of Net Assets

Natural Resources			26.2%

Industrial Products			19.7

Health			12.0

Financial Services			9.9

Consumer Services			9.0

Consumer Products			4.7

Technology			4.0

Financial Intermediaries			2.6

Industrial Services			1.7

Diversified Investment Companies			1.3

Miscellaneous			5.0

Cash and Cash Equivalents			3.9

*Long positions only

Royce Global Select Fund

Manager’s Discussion
Royce Global Select Fund (RGS) fell 0.6% for the year-to-date period ended June 30, 2010, while its global small-cap benchmark, the MSCI WORLD Small Core index declined 3.7% for the same period. The recent downward trend in stock prices was a global phenomenon, though we were very pleased that the Fund held up better than its benchmark during a truly trying time for equities. The rally that sparked many of the world’s stock markets in 2009 took a break as 2010 began before reviving early in February. Stock prices were mainly on the rise from that point until late in April, when a more severe and lasting correction took hold, one that showed few signs of relenting as the first half came to an end. The first quarter, then, was generally positive, as RGS was up 4.9% versus a gain of 7.6% for the global small-cap index.

     Domestic small-cap stocks hit an interim peak on April 23, 2010, which gave a decidedly bearish feel to second-quarter results. RGS fell 5.3% between April and June, compared to a 10.5% decline for the MSCI WORLD Small Core index. Similarly, the Fund lost 8.1% from the April interim high through June 30, 2010, while its benchmark was down 15.9%. Better down-market performance helped RGS to narrow the gap with the global small-cap index from the domestic market low on March 9, 2009 through the end of 2010’s first half, a period in which the Fund rose 77.8% versus a gain of 84.6% for the global small-cap index. Finally, RGS outpaced the MSCI WORLD Small Core index for the one-year, three-year, and identical five-year/since inception (6/30/05) periods ended June 30, 2010. The Fund’s average annual total return since inception was 11.1%.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date Through 6/30/10*

Value Partners Group	0.73%

China Forestry Holdings	0.73

Red Back Mining	0.70

Fresnillo	0.65

Sino Biopharmaceutical	0.56

*Includes dividends

      Natural Resources was RGS’s best-performing sector in the first half, due in large part to sterling net gains from the precious metals and mining group. That industry was also home to the portfolio’s largest detractor to first-half performance, Major Drilling Group International, one of the Fund’s top performers in 2009. We continue to hold its management and low-debt balance sheet in high regard. The company, which provides specialized contract drilling services for metals miners, suffered through reduced levels of activity from larger mining companies in the last months of 2009. Although activity was picking up in 2010, with the company offering an optimistic outlook, it was not enough to

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce Global Select Fund reflect the Fund’s total annual operating expenses as of the most current prospectus and typically include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return. There was no high watermark return in 2009, and the Fund’s total annual Fund operating expense ratio of 0.17% consisted of acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

14 | The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

convince most investors. We added to our stake in February. Poultry producer Industrias Bachoco’s shares were dragged down by weak chicken prices, which led to somewhat disappointing fiscal fourth-quarter results reported in March 2010. The shares then dropped 10% in the final few days of June, possibly as a result of window-dressing trading exacerbated by the shares’ limited liquidity. These declines made the stock even more attractively inexpensive to us, especially since the company continues to gain share from rivals weakened by debt burdens. (We added shares in July.)
     Top holding Value Partners Group is a Hong Kong based investment management group focusing on China and the Asia Pacific region. Its shares have mostly done well since Affiliated Managers took a 5% stake in the company towards the end of last year. After having survived a large hit to its assets under management in 2008 and having its performance fees wiped out, both recovered in 2009, results for which were reported in mid-March 2010. As several of its funds approach their historic high-water marks, investors were gaining more comfort in the earnings power of this business. China Forestry Holdings is one of the largest plantation forest operators in China. Vertically integrated in that the company owns, plants, harvests and then naturally regenerates its forests, it has all the characteristics we find appealing in an investment, possessing a solid balance sheet, a solid dividend yield, an attractive valuation and excellent prospects to participate in the ongoing privatization of China’s timber industry.
     Vancouver-based Red Back Mining has active gold mining operations in Ghana and Mauritania and thus reaped the benefits of the sharp increase in gold prices as well as from its own successful execution of both exploration and production. As its share price climbed, we took gains in May and June. Fresnillo, one of the world’s largest silver mining and exploration businesses with operations in Mexico, advanced as silver prices rose due to a mixture of renewed industrial demand and the growing appreciation of silver as an inflation hedge. The company has the attractive combination of a very high-quality asset base and low operational costs, which should allow for margins above its industry’s average for the foreseeable future. It was RGS’s eleventh largest holding at the end of June. The stock of Sino Biopharmaceutical had its profile raised during the first half when it received its first coverage from a global bulge-bracket broker, in the form of a bullish report initiating coverage. In late May, the company reported first-quarter results, which showed healthy year-over-year revenue growth of 22%. The surge in its stock price led us to sell our position between March and May.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10*

Major Drilling Group International	-0.74%

Industrias Bachoco ADR	-0.57

H Lundbeck	-0.47

Schnitzer Steel Industries Cl. A	-0.47

Intrepid Potash	-0.46

*Net of dividends

ROYCE GLOBAL SELECT FUND VS. THE MSCI WORLD SMALL CORE Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,336 million

	Weighted Average P/E Ratio**	10.9x

	Weighted Average P/B Ratio	2.1x

	Fund Net Assets	$8 million

	Turnover Rate	54%

	Number of Holdings	61

	Symbol	RSFTX

*Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/10).

MORNINGSTAR STATISTICAL MEASURES*

	RGS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.49	0.01	0.09

Standard Deviation	20.51	21.35	20.18

*Five years ended 6/30/10. Category Median and Best Quartile Breakpoint based on 315 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RGS	11.07%	20.51	0.54

Russell 2000	0.37	21.97	0.02

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

	United States	11.5%

	Japan	11.2

	Canada	7.4

	Hong Kong	6.5

	Switzerland	6.5

	Germany	6.3

	South Africa	6.1

	United Kingdom	5.1

	Austria	5.1

	Mexico	4.0

	Peru	3.1

	United Arab Emirates (U.A.E.)	2.6

	Brazil	2.6

	China	2.1

	Turkey	2.0

	Denmark	1.9

	Australia	1.7

	Jersey	1.6

	Belgium	1.6

	Italy	1.5

	Egypt	1.5

	South Korea	1.3

	Finland	1.1

	India	1.0

	Indonesia	0.8

The Royce Funds 2010 Semiannual Report to Shareholders  |  15

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/10

Jan-June 2010*			-3.69%

One-Year			13.33

Since Inception (9/28/07)			-4.21

ANNUAL EXPENSE RATIO

Annual Operating Expenses			0.04%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2009	23.1%	2008	-25.5%

TOP 10 POSITIONS % of Net Assets

Greif Cl. A			3.4%

Family Dollar Stores			3.2

American Italian Pasta Cl. A			3.0

Micrel			3.0

AVX Corporation			2.9

Lubrizol Corporation (The)			2.7

ENSCO ADR			2.5

Comerica			2.5

Alleghany Corporation			2.5

GameStop Corporation Cl. A			2.2

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Products			18.1%

Technology			13.1

Financial Intermediaries			10.5

Consumer Services			9.6

Financial Services			7.0

Consumer Products			5.6

Natural Resources			5.5

Industrial Services			5.0

Health			2.8

Utilities			1.2

Diversified Investment Companies			1.1

Miscellaneous			2.4

Cash and Cash Equivalents			18.1

Royce SMid-Cap Select Fund

Manager’s Discussion
The market exhibited a clear demarcation in performance in 2010’s first half between the periods before and after news of the Greek debt crisis broke near the end of April. Investor attention rapidly switched from excitement about the pace of economic expansion developing in the U.S. and abroad to renewed fears of economic instability brought on by the sovereign debt crisis in Europe. Combined with growing concerns about the growth trajectory of the Chinese economy and stubbornly high unemployment and a fragile housing market in the U.S., investors rapidly began to redeploy their assets into more conservative investment vehicles and away from equities of all kinds. Stock correlation rose to near-record highs as risk aversion once again became investors’ mantra.

     The performance of Royce SMid-Cap Select Fund (RSS), with its focus on the larger end of the smaller company universe, was largely in line with the roller coaster first half. For the year-to-date period ended June 30, 2010, the Fund lost 3.7%, underperforming its small- and mid-cap benchmark, the Russell 2500, which fell 1.7% for the same period. After underperforming its benchmark during the bullish first quarter (+6.0% versus +9.2%), the Fund’s defensive positioning and high cash position allowed it to slightly outperform the index in the broadly negative environment that characterized the second quarter (-9.2% versus -10.0%). The Fund maintained its relatively high cash position throughout the period while seeking to opportunistically put capital to work as the market swooned and opportunities became more abundant. From the interim small-cap peak on April 23, 2010 through the end of June, we were somewhat encouraged by the Fund’s relative results—RSS outperformed its benchmark falling 13.4% compared to a decline of 16.8% for the Russell 2500.

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date Through 6/30/10*

American Italian Pasta Cl. A	0.73%

Fifth Third Bancorp	0.41

Wesco Financial	0.39

O’Reilly Automotive	0.36

Olin Corporation	0.36

*Includes dividends

      The first half of 2010 was clearly not for the faint of heart. However, we have experienced difficult markets before throughout our four decades of investing and have learned that from dislocation often comes opportunity. Importantly, we know that it is the consistent application of our investment discipline that will ultimately differentiate us over full market cycles. As we have noted in prior reports, RSS—launched in September 2007, just after the

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce SMid-Cap Select Fund reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return. There was no high watermark return in 2009, and the Fund’s total annual Fund operating expense ratio of 0.04% consisted of dividends on securities sold short, acquired fund fees and expenses and interest expense on borrowings. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

16 | The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

peak for U.S. small-cap stocks and just prior to the onset of the global financial crisis—has already seen a lifetime of volatility and unpredictable market conditions in its very short history. So while we are disappointed with the negative absolute returns that the Fund has generated since its inception, we take solace in the fact that our attention to risk and steady focus on high quality businesses resulted in relative returns well in excess of the benchmark.
     Financial Intermediaries was the Fund’s best performing sector in the first half of 2010, benefitting primarily from holdings in the insurance industry. Health and, to a far lesser extent, Utilities were the only other two sectors to make a positive contribution. Technology led the detractors, followed by Financial Services, which was negatively affected by the downturn in financial markets and investment flows into lower-margin asset classes and products.

     Our investment process dictates that we think and invest along the same lines as business buyers. One pleasant byproduct of this is that from time to time we see portfolio companies acquired either by a strategic or financial buyer. American Italian Pasta was just such an example. North America’s largest producer and seller of dry pasta to both private label and branded pasta markets agreed to be acquired by RalCorp Holdings at a very healthy premium to its stock price near the end of June. A rising stock price led us to sell our shares of Fifth Third Bancorp, a diversified financial services company operating predominantly in the Midwestern and Southeastern regions of the U.S. GameStop Corporation, the world’s largest specialty retailer of electronic games and PC entertainment software, was a disappointment in the period. Constantly challenged by a range of potential competitors, the demise of their business model is a constant topic of investors and once again led to a fall in its share price after Best Buy announced their intention to wade into GameStop’s turf. It is our belief that these fears of big box competition or digital disintermediation are overblown and we continue to be enamored with the company’s defensible dominance of the used game market, excellent customer service and very attractive valuation. Hertz Global Holdings is a well known operator of car and equipment rental centers throughout the U.S. and Europe that suffered in the first half as investors worried about the company’s exposure to non-residential construction trends in its equipment rental segment and continued tight corporate travel budgets in the rental car segment. Slow sales and a challenging retail environment hurt the stock price of apparel and accessories retailer American Eagle Outfitters. We continue to like the company’s stellar balance sheet, potential new design leadership, comprehensive cost restructuring effort and healthy stock repurchase plan.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10*

GameStop Corporation Cl. A	-0.64%

Hertz Global Holdings	-0.56

American Eagle Outfitters	-0.52

Arrow Electronics	-0.45

Federated Investors Cl. B	-0.32

*Net of dividends

ROYCE SMID-CAP SELECT FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$2,597 million

Weighted Average P/E Ratio**	13.7x

Weighted Average P/B Ratio	1.6x

U.S. Investments (% of Assets)	81.0%

Non-U.S. Investments (% of Assets)	0.9%

Fund Net Assets	$1 million

Turnover Rate	107%

Number of Holdings	66

Symbol	RMISX

*Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/10).

The Royce Funds 2010 Semiannual Report to Shareholders  |  17

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

CUMULATIVE TOTAL RETURNS
Through 6/30/10

Jan-June 2010	1.44%

One-Year	19.40

Since Inception (6/30/09)	19.40

EXPENSE RATIO

Annual Operating Expenses	3.55%

TOP 10 POSITIONS % of Net Assets

Green Cross	4.4%

SJM Holdings	4.0

Ajisen China Holdings	4.0

E-House China Holdings ADR	3.4

Huabao International Holdings	2.8

3SBio ADR	2.3

Pico Far East Holdings	2.2

KT&G Corporation	2.1

Singapore Airport Terminal Services	2.0

Sa Sa International Holdings	2.0

TOP 10 SHORT POSITIONS % of Net Assets

iShares MSCI South Korea Index Fund	-3.1%

iShares MSCI Australia Index Fund	-2.3

iShares MSCI Brazil Index Fund	-2.0

IFM Investments ADR	-1.8

iShares MSCI Japan Index Fund	-1.5

iShares MSCI France Index Fund	-1.5

iShares MSCI Italy Index Fund	-1.4

Trina Solar ADR	-1.4

iShares MSCI Emerging Markets Index Fund	-1.2

Yongye International	-1.1

PORTFOLIO SECTOR BREAKDOWN* % of Net Assets

Consumer Services	20.2%

Health	18.0

Technology	14.9

Consumer Products	13.9

Industrial Services	8.3

Industrial Products	5.3

Financial Services	4.6

Natural Resources	0.4

Utilities	0.2

Cash and Cash Equivalents	14.2

* Long positions only

Royce Asia-Pacific Select Fund

Manager’s Discussion
Stock markets all over the globe faced difficulties in the first half of 2010. We were thus quite pleased with the performance of Royce Asia-Pacific Select Fund (RAP). The Fund gained 1.4% for the year-to-date period ended June 30, 2010 versus a decline of 5.3% for its benchmark, the MSCI AC Asia Pacific Standard Core index, for the same period. Posting positive results is always a fine thing, but we were particularly happy with the way in which RAP’s results came about, with a combination of solid absolute performance when times were good coupled with a terrific relative showing when they were not.
     After the heady rally of 2009, it was not entirely surprising that equities began the year with a bit of slippage, with share prices mostly falling through early February. The rally then continued well into April before a less benign, more lasting correction set in, one that persisted through the end of June. In the more dynamic first quarter, the Fund gained 2.8% compared to a 4.5% increase for the MSCI AC Asia Pacific Standard Core index. The Fund then showed its mettle. During the second quarter, RAP fell only 1.3% versus a decline of 9.4% for its benchmark. Similarly, the Fund lost less than the Asia-Pacific index from the domestic interim small-cap high on April 23, 2010 through June 30, 2010, down 4.1% versus a loss of 9.6% for the benchmark. The Fund also outpaced the MSCI AC Asia Pacific Standard Core index for the since inception (6/30/09) period ended June 30, 2010. The Fund’s cumulative total return since inception was 19.4%.

     Our strategy for the Fund since its launch a year ago has been to identify the most attractively valued sectors and industries in Asia that we then analyze for the solid business fundamentals that are vintage Royce—strong balance sheets, high returns on invested capital and the ability to generate free cash flow. Most often in the first half, this led us to stocks in the Consumer, Health and Technology sectors. These sectors accounted for nearly two-thirds of RAP’s long equity assets at the end of June.
      Three of the Fund’s top-10 positions were also among its strongest contributors to performance. SJM Holdings, which comes from the Consumer Services sector, operates casinos in Macau. We liked its dominant position in an industry likely to prosper as Asia’s growing middle class acquires more and more discretionary income. We were also fond of its

GOOD IDEAS THAT WORKED
Top Contributors to Performance Year-to-Date Through 6/30/10*

SJM Holdings	1.32%

Ajisen China Holdings	1.13

Sa Sa International Holdings	0.70

Value Partners Group	0.63

St. Shine Optical	0.55

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund which is not reflected in the performance information show above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermark return of 20.88% in 2009, dividends on securities sold short and interest expense on borrowing. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

18 | The Royce Funds 2010 Semiannual Report to Shareholders

Performance and Portfolio Review

conservative management, its ability to generate cash and its inexpensive stock price relative to its peers, in part due to concerns over how the company will handle the eventual departure of its elderly founding CEO. Our thought was that the stock price has already baked in these concerns. First buying shares in March, 2010, we built our position in May. Ajisen China Holdings primarily runs casual restaurant chains that sell noodle dishes. Ajisen also makes noodles and related products, and operates as an investment holding company. We like the approach that its talented CEO has taken to methodical, conservative expansion. Same store sales slowed a bit toward the end of 2009, but the stock still did well in a tough market, and its business had recently improved. Sa Sa International Holdings is a Hong Kong based cosmetics retailer that succeeded with a unique business model. Most cosmetics companies in the region have historically relied either on high-end service stores or low-end, price-driven outlets with no service. Sa Sa International broke the mold and won considerable success by giving consumers a choice between the two under the same roof. Like Ajisen, the company is helmed by a female CEO with a high level of expertise.

      Disappointments in the first half included Yucheng Technologies, which provides enterprise software for banks in cash management and online transactions. The company offers a useful example of what frightens many American investors about investments in Chinese companies. We took a large position just before an earnings disappointment came with some questions from American investors about the firm’s accounting, a combination that helped the share price to plummet by close to 50%. That drop being more than we could stomach, we sold our shares in April and June. Though confident in the firm’s business, we thought that its management needed to learn more about how to best respond to the concerns of investors in the developed world. Poor timing on a short sale led to a loss with Baidu, which is the primary Internet search engine in China and Japan. At the time of we shorted the stock, it looked distinctly over-loved, a very popular company with fundamentals that could not match its share price. Shortly afterward, however, Google announced its plan to leave the Chinese market, and Baidu’s price began to climb even higher. We covered our position in February and March.
     Please note that effective August 2, 2010 James J. Harvey, Portfolio Manager of Royce, became the Fund’s portfolio manager. He had served as assistant portfolio manager since the Fund’s inception.

GOOD IDEAS AT THE TIME Top Detractors from Performance* Year-to-Date Through 6/30/10*

Yucheng Technologies	-1.78%

Baidu ADR	-0.70

MegaStudy Company	-0.68

Hanmi Pharm	-0.68

Tianneng Power International	-0.52

*Net of dividends

ROYCE ASIA-PACIFIC SELECT FUND VS. MSCI AC ASIA PACIFIC STANDARD CORE Value of $10,000 Invested on 6/30/09

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,183 million

Weighted Average P/E Ratio**	17.2x

Weighted Average P/B Ratio	2.3x

Fund Net Assets	$2 million

Turnover Rate	107%

Number of Holdings	80

Symbol	RAPSX

*Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/10).

PORTFOLIO COUNTRY BREAKDOWN* % of Net Assets

Hong Kong	22.5%

Japan	20.3

China	19.1

South Korea	10.9

Taiwan	6.7

Singapore	6.3

*Long positions only

The Royce Funds 2010 Semiannual Report to Shareholders  |  19

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE

COMMON STOCKS – 90.3%

Consumer Products – 9.9%
Apparel, Shoes and Accessories - 5.6%
Columbia Sportswear	16,200	$756,054
Volcom [a]	47,000	872,790
Warnaco Group (The) [a]	28,800	1,040,832

		2,669,676

Food/Beverage/Tobacco - 4.3%
American Italian Pasta Cl. A [a]	6,500	343,655
Cal-Maine Foods	25,900	826,987
Hain Celestial Group [a]	41,500	837,055

		2,007,697

Total (Cost $4,047,329)		4,677,373

Consumer Services – 3.2%
Retail Stores - 3.2%
†Aeropostale [a]	31,500	902,160
†Jos. A. Bank Clothiers [a]	11,500	620,885

Total (Cost $1,515,271)		1,523,045

Diversified Investment Companies – 1.8%
Exchange Traded Funds - 1.8%
UltraShort 20+ Year Treasury
ProShares [a]	24,000	851,520

Total (Cost $1,064,449)		851,520

Financial Intermediaries – 3.3%
Insurance - 1.9%
Alleghany Corporation [a]	1,838	539,085
Markel Corporation [a]	1,100	374,000

		913,085

Securities Brokers - 1.4%
Lazard Cl. A	25,500	681,105

Total (Cost $1,606,311)		1,594,190

Financial Services – 9.0%
Diversified Financial Services - 0.6%
Duff & Phelps Cl. A	21,200	267,756

Information and Processing - 4.8%
†Altisource Portfolio Solutions [a]	19,300	477,482
SEI Investments	45,700	930,452
Total System Services	63,700	866,320

		2,274,254

Insurance Brokers - 1.8%
Brown & Brown	43,700	836,418

Investment Management - 1.8%
Evercore Partners Cl. A	12,900	301,215
Federated Investors Cl. B	27,700	573,667

		874,882

Total (Cost $4,178,039)		4,253,310

	SHARES	VALUE

Health – 2.9%
Health Services - 2.9%
ICON ADR [a]	20,700	$598,023
VCA Antech [a]	31,500	779,940

Total (Cost $1,175,090)		1,377,963

Industrial Products – 17.9%
Automotive - 0.8%
Gentex Corporation	21,200	381,176

Building Systems and Components - 2.0%
Drew Industries [a]	36,700	741,340
Simpson Manufacturing	8,300	203,765

		945,105

Industrial Components - 2.0%
GrafTech International [a]	66,400	970,768

Machinery - 4.8%
Columbus McKinnon [a]	47,000	656,590
Rofin-Sinar Technologies [a]	47,600	991,032
Wabtec Corporation	15,175	605,331

		2,252,953

Metal Fabrication and Distribution - 3.9%
Reliance Steel & Aluminum	25,600	925,440
Sims Metal Management ADR	66,640	943,622

		1,869,062

Miscellaneous Manufacturing - 3.1%
AZZ	21,300	783,201
†Valmont Industries	9,500	690,270

		1,473,471

Pumps, Valves and Bearings - 1.3%
Gardner Denver	13,300	593,047

Total (Cost $7,476,247)		8,485,582

Industrial Services – 19.4%
Commercial Services - 10.5%
Cintas Corporation	36,200	867,714
Corinthian Colleges [a]	98,600	971,210
CRA International [a]	28,179	530,611
FTI Consulting [a]	13,100	571,029
MAXIMUS	9,900	572,913
Robert Half International	36,500	859,575
Universal Technical Institute [a]	25,800	609,912

		4,982,964

Food, Tobacco and Agriculture - 1.8%
Intrepid Potash [a]	44,800	876,736

Industrial Distribution - 1.9%
MSC Industrial Direct Cl. A	17,400	881,484

Transportation and Logistics - 5.2%
Arkansas Best	29,200	605,900
Kirby Corporation [a]	15,000	573,750
Landstar System	21,100	822,689
Universal Truckload Services [a]	31,524	439,129

		2,441,468

Total (Cost $9,465,007)		9,182,652

20 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Select Fund II

	SHARES	VALUE

Natural Resources – 13.8%
Energy Services - 10.0%
Calfrac Well Services	39,500	$725,400
Helmerich & Payne	20,300	741,356
Oil States International [a]	20,600	815,348
Pason Systems	87,500	929,618
ShawCor Cl. A	35,900	905,467
Unit Corporation [a]	15,150	614,939

		4,732,128

Precious Metals and Mining - 3.8%
Cliffs Natural Resources	21,000	990,360
Major Drilling Group International	27,200	554,195
Randgold Resources ADR	2,900	274,775

		1,819,330

Total (Cost $5,451,312)		6,551,458

Technology – 7.3%
Components and Systems - 1.1%
Intermec [a]	51,500	527,875

Semiconductors and Equipment - 3.9%
†Aixtron ADR	22,500	536,175
Cabot Microelectronics [a]	23,000	795,570
Cymer [a]	17,500	525,700

		1,857,445

Software - 0.7%
Fair Isaac	14,500	315,955

Telecommunications - 1.6%
Comtech Telecommunications [a]	7,300	218,489
Harmonic [a]	103,400	562,496

		780,985

Total (Cost $3,601,255)		3,482,260

Miscellaneous [b]– 1.8%
Total (Cost $800,472)		836,107

TOTAL COMMON STOCKS
(Cost $40,380,782)		42,815,460

REPURCHASE AGREEMENT – 15.1%

State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $7,152,001 (collateralized by obligations of various U.S. Government Agencies, 1.125% due 6/30/11, valued at $7,334,600)

(Cost $7,152,000)		7,152,000

TOTAL INVESTMENTS – 105.4%
(Cost $47,532,782)		49,967,460

LIABILITIES LESS CASH AND OTHER ASSETS – (5.4)%		(2,560,652)

NET ASSETS – 100.0%		$47,406,808

	SHARES	VALUE

COMMON STOCKS – 96.9%

Consumer Products – 14.5%
Apparel, Shoes and Accessories - 6.8%
Daphne International Holdings	34,400	$34,904
Hengdeli Holdings	41,250	17,813
Luk Fook Holdings (International)	59,200	74,298
Stella International Holdings	36,700	70,601
True Religion Apparel [a]	1,700	37,519
Warnaco Group (The) [a]	500	18,070

		253,205

Food/Beverage/Tobacco - 4.6%
†Binggrae Company	1,304	53,654
Cal-Maine Foods	2,600	83,018
Thai Beverage	183,300	36,514

		173,186

Health, Beauty and Nutrition - 2.8%
NBTY [a]	1,100	37,411
NutriSystem [c]	3,000	68,820

		106,231

Other Consumer Products - 0.3%
CSS Industries [c]	600	9,900

Total (Cost $375,864)		542,522

Consumer Services – 5.7%
Retail Stores - 5.0%
American Eagle Outfitters [c]	2,350	27,613
DSW Cl. A [a,c]	200	4,492
†FamilyMart Company	1,200	39,549
GameStop Corporation Cl. A [a]	2,900	54,491
Rent-A-Center [a]	1,500	30,390
Tiffany & Co.	800	30,328

		186,863

Other Consumer Services - 0.7%
†ChinaCast Education [a,c]	4,300	25,542

Total (Cost $222,601)		212,405

Diversified Investment Companies – 0.9%
Exchange Traded Funds - 0.9%
UltraShort 20+ Year Treasury ProShares [a]	1,000	35,480

Total (Cost $44,194)		35,480

Financial Intermediaries – 6.2%
Banking - 1.2%
†Popular [a]	16,066	43,057

Insurance - 1.0%
Fidelity National Financial Cl. A	1,400	18,186
Greenlight Capital Re Cl. A [a]	700	17,633

		35,819

Securities Brokers - 1.2%
Lazard Cl. A	1,100	29,381
Stifel Financial [a]	400	17,356

		46,737

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 21

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE

Financial Intermediaries (continued)
Securities Exchanges - 2.8%
NASDAQ OMX Group (The) [a]	2,200	$39,116
TMX Group	2,500	65,262

		104,378

Total (Cost $255,996)		229,991

Financial Services – 7.5%
Investment Management - 3.0%
AllianceBernstein Holding L.P. [c]	1,200	31,008
Evercore Partners Cl. A	1,200	28,020
Value Partners Group	83,200	52,395

		111,423

Specialty Finance - 4.5%
Cash America International	900	30,843
EZCORP Cl. A [a]	1,800	33,390
First Cash Financial Services [a]	2,200	47,960
World Acceptance [a]	1,440	55,166

		167,359

Total (Cost $241,183)		278,782

Health – 8.5%
Drugs and Biotech - 5.1%
Endo Pharmaceuticals Holdings [a]	2,300	50,186
Pharmaceutical Product Development	2,550	64,795
Sinovac Biotech [a]	7,700	35,651
†3SBio ADR [a]	3,420	39,775

		190,407

Health Services - 3.4%
†EPS Company	25	62,861
Res-Care [a]	6,743	65,138

		127,999

Total (Cost $324,917)		318,406

Industrial Products – 12.2%
Automotive - 2.1%
Minth Group	25,100	29,694
SORL Auto Parts [a]	6,000	49,920

		79,614

Building Systems and Components - 0.8%
†WaterFurnace Renewable Energy	1,200	30,063

Machinery - 3.2%
†Duoyuan Printing [a]	3,917	30,239
Hollysys Automation Technologies [a]	2,200	19,822
Jinpan International [c]	4,702	71,283

		121,344

Metal Fabrication and Distribution - 4.2%
China Metal Recycling Holdings	33,900	30,915
Commercial Metals	2,600	34,372
Foster (L.B.) Company Cl. A [a]	1,600	41,472
Fushi Copperweld [a]	1,940	15,869
†Horsehead Holding Corporation [a]	4,500	34,020

		156,648

	SHARES	VALUE

Industrial Products (continued)
Miscellaneous Manufacturing - 0.5%
China Automation Group	27,200	$17,645

Specialty Chemicals and Materials - 0.3%
OM Group [a,c]	400	9,544

Other Industrial Products - 1.1%
†Harbin Electric [a]	2,400	39,960

Total (Cost $440,318)		454,818

Industrial Services – 7.5%
Advertising and Publishing - 1.1%
ValueClick [a]	3,860	41,263

Commercial Services - 2.1%
Global Sources [a]	1,135	8,898
Team [a,c]	3,710	48,416
Verisk Analytics Cl. A [a]	700	20,930

		78,244

Engineering and Construction - 0.8%
KBR	1,500	30,510

Food, Tobacco and Agriculture - 3.5%
China Green (Holdings)	59,100	59,253
Hanfeng Evergreen [a]	6,300	34,384
Zhongpin [a]	3,200	37,632

		131,269

Total (Cost $265,106)		281,286

Natural Resources – 20.7%
Energy Services - 5.1%
CE Franklin [a]	8,000	51,440
Lufkin Industries	600	23,394
Patterson-UTI Energy	3,100	39,897
Rowan Companies [a]	2,050	44,977
Willbros Group [a]	4,100	30,340

		190,048

Oil and Gas - 2.4%
Gran Tierra Energy [a]	6,700	33,232
SM Energy	600	24,096
VAALCO Energy [a]	5,400	30,240

		87,568

Precious Metals and Mining - 12.2%
†African Barrick Gold [a]	3,900	36,695
†Hochschild Mining	7,800	35,423
Market Vectors Gold Miners ETF	2,600	135,096
†Market Vectors Junior Gold Miners ETF [a]	3,500	95,410
Randgold Resources ADR	550	52,112
Seabridge Gold [a,c]	3,300	102,135

		456,871

Real Estate - 1.0%
†Midland Holdings	46,100	37,682

Total (Cost $663,751)		772,169

Technology – 8.8%
Aerospace and Defense - 0.6%
HEICO Corporation	650	23,348

22 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Global Select Fund

	SHARES	VALUE

Technology (continued)
Components and Systems - 2.3%
AAC Acoustic Technologies Holdings	23,500	$33,454
Western Digital [a]	1,750	52,780

		86,234

Distribution - 1.2%
Cogo Group [a]	7,049	43,986

Internet Software and Services - 0.5%
†ActivIdentity Corporation [a,c]	8,400	16,044

Semiconductors and Equipment - 0.3%
Varian Semiconductor Equipment
Associates [a]	400	11,464

Software - 1.7%
Actuate Corporation [a]	6,500	28,925
American Software Cl. A	7,370	34,049

		62,974

Telecommunications - 2.2%
Comtech Telecommunications [a,c]	1,200	35,916
Tekelec [a]	3,550	47,002

		82,918

Total (Cost $331,489)		326,968

Miscellaneous [b]– 4.4%
Total (Cost $191,661)		164,825

TOTAL COMMON STOCKS
(Cost $3,357,080)		3,617,652

REPURCHASE AGREEMENT – 4.3%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $160,000 (collateralized by obligations of various U.S. Government Agencies, 3.125% due 4/30/17, valued at $168,176)
(Cost $160,000)		160,000

TOTAL INVESTMENTS – 101.2%
(Cost $3,517,080)		3,777,652

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%		(43,151)

NET ASSETS – 100.0%		$3,734,501

SECURITIES SOLD SHORT COMMON STOCKS – 2.1%
Diversified Investment Companies – 2.1%
Exchange Traded Funds - 2.1%
iShares MSCI Hong Kong Index Fund	1,850	$27,325
iShares Russell 2000 Index Fund	400	24,432
Ultra S&P500 ProShares	800	25,792

Total (Proceeds $82,875)		77,549

TOTAL SECURITIES SOLD SHORT
(Proceeds $82,875)		$77,549

	SHARES	VALUE

COMMON STOCKS – 96.1%

Australia – 1.7%
†Centamin Egypt [a]	60,000	$146,032

Total (Cost $121,980)		146,032

Austria – 5.1%
Mayr-Melnhof Karton	2,300	204,794
Semperit AG Holding	6,500	222,246

Total (Cost $401,659)		427,040

Belgium – 1.6%
Sipef	2,300	132,039

Total (Cost $98,858)		132,039

Brazil – 2.6%
Duratex	10,000	90,859
†Grendene	15,000	64,404
†Kroton Educacional [a]	9,000	66,565

Total (Cost $173,577)		221,828

Canada – 7.4%
Major Drilling Group International	11,500	234,310
Red Back Mining [a]	4,500	113,753
Sprott	23,000	77,347
Tesco Corporation [a]	16,000	196,480

Total (Cost $531,069)		621,890

China – 2.1%
China Forestry Holdings	300,000	107,617
3SBio ADR [a]	6,000	69,780

Total (Cost $144,215)		177,397

Denmark – 1.9%
H Lundbeck	12,000	163,449

Total (Cost $220,394)		163,449

Egypt – 1.5%
Egyptian Financial Group-Hermes
Holding	25,000	128,623

Total (Cost $138,656)		128,623

Finland – 1.1%
Vaisala Cl. A	4,000	90,868

Total (Cost $161,268)		90,868

Germany – 6.3%
†Aixtron	3,200	75,819
Carl Zeiss Meditec	12,500	170,950
†KWS Saat	450	66,219
Pfeiffer Vacuum Technology	3,000	220,941

Total (Cost $530,832)		533,929

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 23

Schedules of Investments

Royce Global Select Fund (continued)

	SHARES	VALUE

Hong Kong – 6.5%
Asian Citrus Holdings	180,000	$128,909
Citic 1616 Holdings	300,000	80,310
†Sino-Forest Corporation [a]	5,000	71,063
Value Partners Group	425,000	267,642

Total (Cost $498,076)		547,924

India – 1.0%
†Maharashtra Seamless	10,000	83,225

Total (Cost $85,654)		83,225

Indonesia – 0.8%
†PT Charoen Pokphand Indonesia	180,000	69,822

Total (Cost $67,211)		69,822

Italy – 1.5%
Recordati	17,500	122,644

Total (Cost $113,215)		122,644

Japan – 11.2%
†Benesse Holdings	3,500	159,398
†EPS Company	57	143,323
†FamilyMart Company	4,000	131,831
†Moshi Moshi Hotline	4,500	98,595
†Nomura Research Institute	8,000	169,129
†Santen Pharmaceutical	6,800	244,698

Total (Cost $898,698)		946,974

Jersey – 1.6%
Randgold Resources ADR	1,400	132,650

Total (Cost $69,120)		132,650

Mexico – 4.0%
Fresnillo	14,000	202,260
Industrias Bachoco ADR	8,000	137,360

Total (Cost $287,353)		339,620

Peru – 3.1%
Hochschild Mining	57,500	261,128

Total (Cost $278,277)		261,128

South Africa – 6.1%
Aquarius Platinum	21,400	103,815
Lewis Group	20,000	153,088
Northam Platinum	20,000	117,493
†Raubex Group	57,000	140,288

Total (Cost $451,005)		514,684

South Korea – 1.3%
†MegaStudy Company	800	105,551

Total (Cost $118,281)		105,551

	SHARES	VALUE

Switzerland – 6.5%
Burckhardt Compression Holding	1,500	$264,341
Partners Group Holding	1,200	144,801
†Sika	76	134,319

Total (Cost $499,153)		543,461

Turkey – 2.0%
†Ford Otomotiv Sanayi	12,000	77,211
†Mardin Cimento Sanayii Ve Ticaret	20,000	94,300

Total (Cost $195,148)		171,511

United Arab Emirates – 2.6%
Lamprell	70,000	222,769

Total (Cost $138,429)		222,769

United Kingdom – 5.1%
Ashmore Group	60,000	215,874
†ENSCO ADR	3,500	137,480
†Hikma Pharmaceuticals	7,000	74,214

Total (Cost $390,673)		427,568

United States – 11.5%
Knight Capital Group Cl. A [a]	6,500	89,635
Schnitzer Steel Industries Cl. A [c]	4,500	176,400
U.S. Global Investors Cl. A	23,000	127,650
UltraShort 20+ Year Treasury ProShares [a]	3,000	106,440
UltraShort Consumer Services ProShares [a]	3,000	110,700
UltraShort Health Care ProShares [a]	2,500	98,100
UltraShort Industrials ProShares [a]	4,000	92,800
Unit Corporation [a]	4,000	162,360

Total (Cost $1,103,780)		964,085

TOTAL COMMON STOCKS
(Cost $7,716,581)		8,096,711

REPURCHASE AGREEMENT – 3.0%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $255,000 (collateralized by obligations of various U.S. Government Agencies, 4.125% due 7/12/10, valued at $265,356)
(Cost $255,000)		255,000

TOTAL INVESTMENTS – 99.1%
(Cost $7,971,581)		8,351,711

CASH AND OTHER ASSETS LESS LIABILITIES – 0.9%		76,565

NET ASSETS – 100.0%		$8,428,276

24 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce SMid-Cap Select Fund

	SHARES	VALUE
SECURITIES SOLD SHORT
COMMON STOCKS – 0.9%
United States – 0.9%
iShares MSCI Canada Index Fund	3,000	$74,460

Total (Proceeds $80,009)		74,460

TOTAL SECURITIES SOLD SHORT
(Proceeds $80,009)		$74,460

	SHARES	VALUE

COMMON STOCKS – 81.9%

Consumer Products – 5.6%
Apparel, Shoes and Accessories - 1.1%
†Warnaco Group (The) [a]	280	$10,119

Food/Beverage/Tobacco - 3.0%
American Italian Pasta Cl. A [a]	540	28,550

Home Furnishing and Appliances - 1.5%
†Fortune Brands	365	14,301

Total (Cost $49,758)		52,970

Consumer Services – 9.6%
Retail Stores - 9.6%
American Eagle Outfitters	825	9,694
Dress Barn (The) [a]	400	9,524
Family Dollar Stores	800	30,152
GameStop Corporation Cl. A [a]	1,100	20,669
O’Reilly Automotive [a]	250	11,890
PetSmart	300	9,051

Total (Cost $94,852)		90,980

Diversified Investment Companies – 1.1%
Exchange Traded Funds - 1.1%
UltraShort S&P500 ProShares [a]	270	10,171

Total (Cost $10,200)		10,171

Financial Intermediaries – 10.5%
Banking - 6.0%
Comerica	640	23,571
†Glacier Bancorp	600	8,802
†Huntington Bancshares	2,100	11,634
†KeyCorp	1,750	13,458

		57,465

Insurance - 4.5%
Alleghany Corporation [a]	80	23,464
Berkley (W.R.)	170	4,498
PartnerRe	142	9,960
Wesco Financial	14	4,525

		42,447

Total (Cost $106,487)		99,912

Financial Services – 7.0%
Information and Processing - 4.2%
Equifax	440	12,346
Fiserv [a]	180	8,219
SEI Investments	950	19,342

		39,907

Investment Management - 2.8%
AllianceBernstein Holding L.P.	400	10,336

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 25

Schedules of Investments

Royce SMid-Cap Select Fund (continued)

	SHARES	VALUE

Financial Services (continued)
Investment Management (continued)
Federated Investors Cl. B	790	$16,361

		26,697

Total (Cost $73,870)		66,604

Health – 2.8%
Commercial Services - 1.0%
AmerisourceBergen Corporation	305	9,684

Drugs and Biotech - 0.7%
Endo Pharmaceuticals Holdings [a]	320	6,982

Medical Products and Devices - 1.1%
C.R. Bard	130	10,079

Total (Cost $22,695)		26,745

Industrial Products – 18.1%
Automotive - 1.0%
Hertz Global Holdings [a]	1,000	9,460

Industrial Components - 4.4%
GrafTech International [a]	840	12,281
PerkinElmer	550	11,368
Thomas & Betts [a]	520	18,044

		41,693

Machinery - 1.0%
Franklin Electric	345	9,943

Metal Fabrication and Distribution - 2.0%
Kennametal	560	14,241
Reliance Steel & Aluminum	130	4,699

		18,940

Miscellaneous Manufacturing - 1.1%
Acuity Brands	283	10,296

Paper and Packaging - 3.4%
Greif Cl. A	575	31,935

Specialty Chemicals and Materials - 5.2%
Albemarle Corporation	35	1,390
Cabot Corporation	370	8,921
Lubrizol Corporation (The)	320	25,699
Rogers Corporation [a]	500	13,885

		49,895

Total (Cost $180,202)		172,162

Industrial Services – 5.0%
Commercial Services - 1.7%
Cintas Corporation	670	16,060

Engineering and Construction - 1.0%
†Jacobs Engineering Group [a]	250	9,110

Transportation and Logistics - 2.3%
Kirby Corporation [a]	300	11,475
Landstar System	280	10,917

		22,392

Total (Cost $52,383)		47,562

	SHARES	VALUE

Natural Resources – 5.5%
Energy Services - 3.2%
ENSCO ADR	610	$23,961
Nabors Industries [a]	400	7,048

		31,009

Oil and Gas - 0.4%
EQT Corporation	100	3,614

Precious Metals and Mining - 1.9%
Agnico-Eagle Mines	134	8,144
Cliffs Natural Resources	100	4,716
Pan American Silver	200	5,056

		17,916

Total (Cost $55,703)		52,539

Technology – 13.1%
Aerospace and Defense - 1.5%
Rockwell Collins	80	4,250
Teledyne Technologies [a]	250	9,645

		13,895

Components and Systems - 4.2%
AVX Corporation	2,135	27,371
Intermec [a]	500	5,125
Plexus Corporation [a]	300	8,022

		40,518

Distribution - 1.5%
Arrow Electronics [a]	625	13,969

IT Services - 0.5%
SRA International Cl. A [a]	260	5,114

Semiconductors and Equipment - 4.2%
International Rectifier [a]	600	11,166
†Micrel	2,800	28,504

		39,670

Telecommunications - 1.2%
Citic 1616 Holdings	33,600	8,995
†Tekelec [a]	200	2,648

		11,643

Total (Cost $129,289)		124,809

Utilities – 1.2%
UGI Corporation	450	11,448

Total (Cost $11,111)		11,448

Miscellaneous [b]– 2.4%
Total (Cost $26,819)		23,330

TOTAL COMMON STOCKS
(Cost $813,369)		779,232

26 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

Royce Asia-Pacific Select Fund

VALUE

REPURCHASE AGREEMENT – 19.3%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $184,000 (collateralized by obligations of various U.S. Government Agencies, 3.125% due 4/30/17, valued at $189,198)
(Cost $184,000)	$184,000

TOTAL INVESTMENTS – 101.2%
(Cost $997,369)	963,232

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%	(11,508)

NET ASSETS – 100.0%	$951,724

	SHARES	VALUE

COMMON STOCKS – 85.8%

China – 19.1%
Ajisen China Holdings [c]	66,800	$74,202
†China Real Estate Information ADR [a]	1,100	8,745
China Shineway Pharmaceutical Group	1,700	5,173
E-House China Holdings ADR [c]	4,300	63,683
Golden Eagle Retail Group	16,000	33,568
Semiconductor Manufacturing International [a]	86,900	6,927
Shandong Weigao Group Medical Polymer	5,600	24,397
†Sichuan Xinhua Winshare Chainstore	18,000	9,436
Simcere Pharmaceutical Group ADR [a,c]	1,700	14,076
Sinovac Biotech [a,c]	3,100	14,353
†Spreadtrum Communications ADR [a,c]	2,900	23,896
3SBio ADR [a,c]	3,700	43,031
Tianneng Power International	100,000	33,724

Total (Cost $314,780)		355,211

Hong Kong – 22.5%
†Alibaba.com	4,500	8,881
Bosideng International Holdings [c]	76,000	20,368
†China Foods	28,000	16,363
China Green (Holdings) [c]	37,700	37,797
†China Water Affairs Group	10,000	3,142
Citic 1616 Holdings	124,500	33,329
Comba Telecom Systems Holdings	6,710	7,390
†Embry Holdings	14,000	7,372
Huabao International Holdings	41,000	52,316
†Orange Sky Golden Harvest Entertainment (Holdings) [a]	80,000	8,286
Pico Far East Holdings	227,000	41,334
†REXLot Holdings	358,200	32,686
Sa Sa International Holdings	50,200	38,027
Shimao Property Holdings	5,000	7,759
†SJM Holdings	89,000	74,707
Value Partners Group	21,600	13,602
†VODone	54,100	15,962

Total (Cost $370,493)		419,321

Japan – 20.3%
†Benesse Holdings	300	13,663
†Capcom Company [c]	1,500	24,062
†Celsys [c]	20	32,505
†EPS Company	6	15,087
†FamilyMart Company [c]	900	29,662
†Fancl Corporation	1,300	18,437
†Kakaku.com	4	16,535
†Meitec Corporation [a,c]	1,100	19,830
†Nihon Kohden	1,100	20,355
†Oriental Land	200	16,708
†Proto Corporation	400	15,166
†Ryohin Keikaku [c]	500	19,889
†Sankyo Company	400	18,066

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 27

Schedules of Investments

Royce Asia-Pacific Select Fund (continued)

	SHARES	VALUE

Japan (continued)
†Shiseido Company [c]	700	$15,397
†TOTO	5,100	33,969
†Tsumura & Company [c]	1,100	33,713
†Wacom Company	15	22,070
†Zenrin Company	1,100	11,889

Total (Cost $383,161)		377,003

Singapore – 6.3%
Biosensors International Group [a]	47,000	25,662
Raffles Education [a,c]	85,400	17,272
Raffles Medical Group	30,300	36,906
Singapore Airport Terminal Services	20,000	38,074

Total (Cost $107,721)		117,914

South Korea – 10.9%
Green Cross [c]	725	82,671
KT&G Corporation [c]	800	39,336
MegaStudy Company	200	26,388
NCSoft Corporation [c]	150	24,729
Woongjin Coway	900	30,087

Total (Cost $204,765)		203,211

Taiwan – 6.7%
Chroma ATE	5,900	11,308
Delta Electronics	9,000	28,810
Paragon Technologies	4,100	10,165
St. Shine Optical	2,500	19,927
Taiwan Hon Chuan Enterprise	17,000	31,133
WPG Holdings	12,500	23,075

Total (Cost $94,835)		124,418

TOTAL COMMON STOCKS
(Cost $1,475,755)		1,597,078

REPURCHASE AGREEMENT – 10.7%
State Street Bank & Trust Company, 0.005% dated 6/30/10, due 7/1/10, maturity value $199,000 (collateralized by obligations of various U.S. Government Agencies, 3.125% due 4/30/17, valued at $204,965)
(Cost $199,000)		199,000

TOTAL INVESTMENTS – 96.5%
(Cost $1,674,755)		1,796,078

CASH AND OTHER ASSETS LESS LIABILITIES – 3.5%		65,743

NET ASSETS – 100.0%		$1,861,821

	SHARES	VALUE

SECURITIES SOLD SHORT
COMMON STOCKS – 21.0%
Australia – 2.3%
iShares MSCI Australia Index Fund	2,200	$41,756

Total (Proceeds $43,387)		41,756

Brazil – 2.0%
iShares MSCI Brazil Index Fund	600	37,176

Total (Proceeds $39,699)		37,176

China – 5.5%
IFM Investments ADR	6,500	33,995
iShares FTSE/Xinhua China 25 Index Fund	300	11,739
Trina Solar ADR	1,500	25,920
Yingli Green Energy Holding Company ADR	1,000	10,180
Yongye International	3,000	20,670

Total (Proceeds $100,632)		102,504

France – 1.5%
iShares MSCI France Index Fund	1,400	27,384

Total (Proceeds $28,528)		27,384

Germany – 1.0%
iShares MSCI Germany Index Fund	1,000	18,710

Total (Proceeds $19,020)		18,710

Hong Kong – 0.4%
iShares MSCI Hong Kong Index Fund	500	7,385

Total (Proceeds $7,960)		7,385

Italy – 1.4%
iShares MSCI Italy Index Fund	1,900	26,220

Total (Proceeds $26,243)		26,220

Japan – 1.5%
iShares MSCI Japan Index Fund	3,000	27,600

Total (Proceeds $30,480)		27,600

Singapore – 0.4%
iShares MSCI Singapore Index Fund	700	7,868

Total (Proceeds $8,128)		7,868

South Korea – 3.1%
iShares MSCI South Korea Index Fund	1,300	58,123

Total (Proceeds $58,584)		58,123

28 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE

Spain – 0.3%
iShares MSCI Spain Index Fund	200	$6,366

Total (Proceeds $6,034)		6,366

Taiwan – 0.4%
iShares MSCI Taiwan Index Fund	700	7,840

Total (Proceeds $9,184)		7,840

Non-Country Specific – 1.2%
iShares MSCI Emerging Markets Index Fund	600	22,392

Total (Proceeds $23,550)		22,392

TOTAL SECURITIES SOLD SHORT
(Proceeds $401,429)		$391,324

†	New additions in 2010.
[a]	Non-income producing.
[b]	Includes securities first acquired in 2010 and less than 1% of net assets.
[c]	All or a portion of these securities have been segregated as collateral for short sales.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2010 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 29

Statements of Assets and Liabilities

	Royce	Royce	Royce
	Select	Select	Global Select
	Fund I	Fund II	Fund
ASSETS:
Investments at value*	$42,815,460	$3,617,652	$8,096,711
Repurchase agreements (at cost and value)	7,152,000	160,000	255,000
Deposits with brokers for securities sold short	–	4,843	82,645
Cash and foreign currency	614	806	591
Receivable for investments sold	–	35,664	65,619
Receivable for capital shares sold	135,391	–	–
Receivable for dividends and interest	17,453	1,175	7,487

Total Assets	50,120,918	3,820,140	8,508,053

LIABILITIES:
Securities sold short, at fair value**	–	77,549	74,460
Payable for investments purchased	2,714,110	8,090	5,317

Total Liabilities	2,714,110	85,639	79,777

Net Assets	$47,406,808	$3,734,501	$8,428,276

ANALYSIS OF NET ASSETS:
Paid-in capital	$43,923,949	$3,574,353	$8,055,978
Undistributed net investment income (loss)	(347,641)	(25,627)	64,900
Accumulated net realized gain (loss) on investments and foreign currency	1,396,147	(80,123)	(77,830)
Net unrealized appreciation (depreciation) on investments and foreign currency	2,434,353	265,898	385,228

Net Assets	$47,406,808	$3,734,501	$8,428,276

Investment Class	$47,406,808	$3,734,501	$8,428,276

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund) Investment Class	2,846,051	338,059	566,453

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) Investment Class(1)	$16.66	$11.05	$14.88

* Investments at identified cost	$40,380,782	$3,357,080	$7,716,581
** Proceeds of short sales	–	82,875	80,009
Aggregate value of segregated securities	–	252,819	156,800

(1)	Offering and redemption price per share; shares redeemed within 365 days of purchase are subject to a 2% redemption fee, payable to the Fund.

30 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	Royce	Royce
	SMid-Cap Select	Asia-Pacific Select
	Fund	Fund
ASSETS:
Investments at value*	$779,232	$1,597,078
Repurchase agreements (at cost and value)	184,000	199,000
Deposits with brokers for securities sold short	–	442,981
Cash and foreign currency	442	2,030
Receivable for investments sold	–	10,571
Receivable for dividends and interest	659	1,485

Total Assets	964,333	2,253,145

LIABILITIES:
Securities sold short, at fair value**	–	391,324
Payable for investments purchased	12,609	–

Total Liabilities	12,609	391,324

Net Assets	$951,724	$1,861,821

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,036,947	$1,655,897
Undistributed net investment income (loss)	6,327	1,880
Accumulated net realized gain (loss) on investments and foreign currency	(57,412)	72,614
Net unrealized appreciation (depreciation) on investments and foreign currency	(34,138)	131,430

Net Assets	$951,724	$1,861,821

Investment Class	$951,724	$1,861,821

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund) Investment Class	110,411	155,978

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) Investment Class(1)	$8.62	$11.94

* Investments at identified cost	$813,369	$1,475,755
** Proceeds of short sales	–	401,429
Aggregate value of segregated securities	–	409,265

(1)	Offering and redemption price per share; shares redeemed within 365 days of purchase are subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 31

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II		Royce Global Select Fund

	Six months ended		Six months ended		Six months ended
	6/30/10	Year ended	6/30/10	Year ended	6/30/10	Year ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(498,637)	$286,369	$(17,592)	$14,319	$98,178	$110,001
Net realized gain (loss) on investments and foreign currency	1,298,748	730,989	357,424	189,431	566,421	(112,125)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,330,719)	6,754,500	(526,385)	1,171,161	(711,573)	3,175,109

Net increase (decrease) in net assets from investment operations	(2,530,608)	7,771,858	(186,553)	1,374,911	(46,974)	3,172,985

DISTRIBUTIONS:
Net investment income Investment Class	–	(286,266)	–	(25,616)	–	(157,637)
Net realized gain on investments and foreign currency Investment Class	–	–	–	–	–	–

Total distributions	–	(286,266)	–	(25,616)	–	(157,637)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold Investment Class	17,539,151	11,207,666	195,690	1,050,028	1,710,844	1,483,333
Distributions reinvested Investment Class	–	271,809	–	24,676	–	147,518
Value of shares redeemed Investment Class	(1,500,453)	(2,550,977)	(385,270)	(13,573)	(2,357,150)	(1,589,769)
Shareholder redemption fees Investment Class	2,444	2,505	1,861	128	4,672	11,333

Net increase (decrease) in net assets from capital share transactions	16,041,142	8,931,003	(187,719)	1,061,259	(641,634)	52,415

NET INCREASE (DECREASE) IN NET ASSETS	13,510,534	16,416,595	(374,272)	2,410,554	(688,608)	3,067,763
NET ASSETS:
Beginning of period	33,896,274	17,479,679	4,108,773	1,698,219	9,116,884	6,049,121

End of period	$47,406,808	$33,896,274	$3,734,501	$4,108,773	$8,428,276	$9,116,884

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(347,641)	$150,996	$(25,627)	$(8,035)	$64,900	$(33,277)

32 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce SMid-Cap Select Fund		Royce Asia-Pacific Select Fund

	Six months ended		Six months ended
	6/30/10	Year ended	6/30/10	Period ended
	(unaudited)	12/31/09	(unaudited)	12/31/09#
INVESTMENT OPERATIONS:
Net investment income (loss)	$5,739	$8,836	$(3,713)	$(32,905)
Net realized gain (loss) on investments and foreign currency	89,795	99,211	34,769	76,342
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(130,887)	106,998	(4,093)	135,524

Net increase (decrease) in net assets from investment operations	(35,353)	215,045	26,963	178,961

DISTRIBUTIONS:
Net investment income Investment Class	–	(9,548)	–	–
Net realized gain on investments and foreign currency Investment Class	–	–	–	–

Total distributions	–	(9,548)	–	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold Investment Class	1,500	17,875	650,000	1,005,897
Distributions reinvested Investment Class	–	9,548	–	–
Value of shares redeemed Investment Class	(164,709)	–	–	–
Shareholder redemption fees Investment Class	14	–	–	–

Net increase (decrease) in net assets from capital share transactions	(163,195)	27,423	650,000	1,005,897

NET INCREASE (DECREASE) IN NET ASSETS	(198,548)	232,920	676,963	1,184,858
NET ASSETS:
Beginning of period	1,150,272	917,352	1,184,858	–

End of period	$951,724	$1,150,272	$1,861,821	$1,184,858

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$6,327	$587	$1,880	$5,593

#The Fund commenced operations on July 1, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 33

Statements of Operations	Six Months Ended June 30, 2010 (unaudited)

					Royce
	Royce	Royce	Royce	Royce	Asia-Pacific
	Select	Select	Global Select	SMid-Cap Select	Select
	Fund I	Fund II	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$179,877	$23,095	$117,834	$5,680	$14,339
Interest	2,082	79	163	59	41

Total income	181,959	23,174	117,997	5,739	14,380

Expenses:
Investment advisory fees	680,596	33,815	18,607	–	11,353
Dividends on securities sold short	–	1,513	541	–	3,285
Interest expense	–	5,438	671	–	3,455

Total expenses	680,596	40,766	19,819	–	18,093

Net investment income (loss)	(498,637)	(17,592)	98,178	5,739	(3,713)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	1,298,685	357,631	563,784	89,794	35,153
Foreign currency transactions	63	(207)	2,637	1	(384)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(3,330,297)	(526,385)	(711,009)	(130,887)	(4,095)
Other assets and liabilities denominated in foreign currency	(422)	–	(564)	–	2

Net realized and unrealized gain (loss) on investments and foreign currency	(2,031,971)	(168,961)	(145,152)	(41,092)	30,676

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(2,530,608)	$(186,553)	$(46,974)	$(35,353)	$26,963

34 | The Royce Funds 2010 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions									Ratio of Net
	Net Asset	Net	Unrealized Gain		Distributions	from Net							Ratio of		Investment
	Value,	Investment	(Loss) on	Total from	from Net	Realized Gain on		Shareholder	Net Asset			Net Assets,	Expenses		Income (Loss)		Portfolio
	Beginning of	Income	Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End	Total		End of Period	to Average Net		to Average Net		Turnover
	Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Assets		Assets		Rate
Royce Select Fund I
†2010	$17.42	$(0.19)	$(0.57)	$(0.76)	$–	$–	$–	$–	$16.66	(4.36	)%#	$47,407	1.48	%#	(1.09	)%#	24%
2009	12.59	0.15	4.83	4.98	(0.15)	–	(0.15)	–	17.42	39.59		33,896	0.01		1.28		80
2008	18.20	0.19	(4.93)	(4.74)	(0.16)	(0.71)	(0.87)	–	12.59	(25.91)		17,480	0.08		1.25		116
2007	19.02	(0.04)	2.09	2.05	(0.00)	(2.87)	(2.87)	–	18.20	10.70		23,235	2.09		(0.20)		77
2006	19.16	(0.09)	2.99	2.90	–	(3.05)	(3.05)	0.01	19.02	15.02		23,420	2.18		(0.46)		45
2005 (a)	20.87	(0.05)	2.32	2.27	–	(3.99)	(3.99)	0.01	19.16	10.87		25,545	1.67		(0.22)		83
Royce Select Fund II (b)
†2010	$11.62	$(0.05)	$(0.53)	$(0.58)	$–	$–	$–	$0.01	$11.05	(4.91	)%#	$3,735	1.00	%#	(0.43	)%#	50%
2009	7.02	0.03	4.64	4.67	(0.07)	–	(0.07)	–	11.62	66.58		4,109	0.67		0.53		114
2008	10.66	0.09	(3.65)	(3.56)	(0.08)	–	(0.08)	–	7.02	(33.37)		1,698	0.24		0.98		268
2007	12.01	(0.02)	(0.64)	(0.66)	–	(0.69)	(0.69)	–	10.66	(5.53)		2,416	1.01		(0.15)		393
2006	10.71	(0.21)	2.32	2.11	–	(0.81)	(0.81)	–	12.01	19.76		1,768	2.99		(1.70)		443
2005	10.00	(0.06)	0.77	0.71	–	–	–	–	10.71	7.10	#	819	1.12	#	(0.64	)#	239
Royce Global Select Fund (b)
†2010	$14.97	$0.16	$(0.26)	$(0.10)	$–	$–	$–	$0.01	$14.88	(0.60	)%#	$8,428	0.21	%#	1.04	%#	54%
2009	9.76	0.18	5.27	5.45	(0.26)	–	(0.26)	0.02	14.97	56.11		9,117	0.00		1.55		85
2008	15.01	0.23	(5.40)	(5.17)	–	(0.09)	(0.09)	0.01	9.76	(34.39)		6,049	0.50		1.75		41
2007	13.43	(0.24)	2.68	2.44	(0.35)	(0.51)	(0.86)	–	15.01	18.16		5,786	2.40		(0.56)		75
2006	11.77	0.00	2.29	2.29	(0.03)	(0.60)	(0.63)	–	13.43	19.40		1,599	2.40		(0.57)		50
2005	10.00	(0.20)	1.97	1.77	–	–	–	–	11.77	17.70	#	547	2.45	#	(1.84	)#	22
Royce SMid-Cap Select Fund (c)
†2010	$8.95	$0.05	$(0.38)	$(0.33)	$–	$–	$–	$–	$8.62	(3.69	)%#	$952	0.00	%#	0.54	%#	107%
2009	7.33	0.07	1.62	1.69	(0.07)	–	(0.07)	–	8.95	23.13		1,150	0.03		0.88		415
2008	10.04	0.13	(2.80)	(2.67)	(0.12)	(0.02)	(0.14)	0.10	7.33	(25.53)		917	0.28		1.48		764
2007	10.00	0.00	0.06	0.06	(0.02)	–	(0.02)	–	10.04	0.56	#	1,319	0.48	#	0.11	#	47
Royce Asia-Pacific Select Fund (d)
†2010	$11.77	$(0.03)	$0.20	$0.17	$–	$–	$–	$–	$11.94	1.44	%#	$1,862	1.10	%#	(0.23	)%#	107%
2009	10.00	(0.34)	2.11	1.77	–	–	–	–	11.77	17.70	#	1,185	3.55	#	(3.12	)#	104

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	The Fund commenced operations on June 30, 2005.
(c)	The Fund commenced operations on September 28, 2007.
(d)	The Fund commenced operations on July 1, 2009.
#	Not annualized
†	Six months ended June 30, 2010 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Semiannual Report to Shareholders | 35

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund (the “Fund” or “Funds”), are five series of the Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
     At June 30, 2010, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund II	37%	Royce SMid-Cap Select Fund	76%
Royce Global Select Fund	24%	Royce Asia-Pacific Select Fund	65%

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3	–	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common stocks	$39,700,780	$3,114,680	$–	$42,815,460
Cash equivalents	–	7,152,000	–	7,152,000
Royce Select Fund II
Common stocks	2,712,622	905,030	–	3,617,652
Cash equivalents	–	160,000	–	160,000
Royce Global Select Fund
Common stocks	1,637,835	6,458,876	–	8,096,711
Cash equivalents	–	255,000	–	255,000
Royce SMid-Cap Select Fund
Common stocks	770,237	8,995	–	779,232
Cash equivalents	–	184,000	–	184,000
Royce Asia-Pacific Select Fund
Common stocks	167,784	1,429,294	–	1,597,078
Cash equivalents	–	199,000	–	199,000

36  |  The Royce Funds 2010 Semiannual Report to Shareholders

Valuation of Investments (continued):

     Short positions:
	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common stocks	$(77,549)	$–	$–	$(77,549)
Royce Global Select Fund
Common stocks	(74,460)	–	–	(74,460)
Royce Asia-Pacific Select Fund
Common stocks	(391,324)	–	–	(391,324)

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
     The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds generally incur only performance fees, dividends on securities sold short and interest charges as expenses. See the “Investment Adviser” section of these notes.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 16, 2010. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended June 30, 2010.

The Royce Funds 2010 Semiannual Report to Shareholders  |  37

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended	6/30/10	Period ended
	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09	(unaudited)	12/31/09

Royce Select Fund I
Investment Class	984,683	714,961	–	15,730	(84,252)	(173,316)	900,431	557,375

Royce Select Fund II
Investment Class	16,815	110,897	–	2,161	(32,404)	(1,190)	(15,589)	111,868

Royce Global Select Fund
Investment Class	111,032	111,879	–	9,995	(153,599)	(132,821)	(42,567)	(10,947)

Royce SMid-Cap Select Fund
Investment Class	167	2,341	–	1,077	(18,303)	–	(18,136)	3,418

Royce Asia-Pacific Select Fund
Investment Class	55,352	100,626	–	–	–	–	55,352	100,626

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Under the agreement, all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, will be paid by Royce. For the period ended June 30, 2010, the Funds accrued the following performance fees:

Royce Select Fund I	$680,596
Royce Select Fund II	33,815
Royce Global Select Fund	18,607
Royce SMid-Cap Select Fund	–
Royce Asia-Pacific Select Fund	11,353

Purchases and Sales of Investment Securities:
     For the period ended June 30, 2010, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$24,958,776	$9,057,534	$–	$–
Royce Select Fund II	2,073,114	1,565,652	127,516	415,196
Royce Global Select Fund	4,491,342	4,369,865	152,992	69,135
Royce SMid-Cap Select Fund	894,528	1,060,693	–	–
Royce Asia-Pacific Select Fund	1,242,217	833,218	381,440	322,126

Tax Information:
     At June 30, 2010, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$47,627,746	$2,339,714	$4,391,696	$2,051,982
Royce Select Fund II	3,435,970	264,133	543,825	279,692
Royce Global Select Fund	7,891,572	385,679	907,406	521,727
Royce SMid-Cap Select Fund	997,637	(34,405)	36,174	70,579
Royce Asia-Pacific Select Fund	1,273,326	131,428	203,909	72,481

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

38  |  The Royce Funds 2010 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2010 and held for the entire six-month period ended June 30, 2010.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2010 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	1/1/10	6/30/10	Period(1)	Ratio(1),(2)	1/1/10	6/30/10	Period(3)	Ratio(4)
Investment Class
Royce Select Fund I	$1,00000	$956.37	$14.49	1.48%	$1,000.00	$1,018.49	$6.36	0.63%
Royce Select Fund II	1,00000	950.95	9.73	1.00%	1,000.00	1,018.49	6.36	0.63%
Royce Global Select Fund	1,00000	993.99	2.09	0.21%	1,000.00	1,018.49	6.36	0.63%
Royce SMid-Cap Select Fund	1,00000	963.13	0.00	0.00%	1,000.00	1,018.49	6.36	0.63%
Royce Asia-Pacific Select Fund	1,00000	1,014.44	11.12	1.10%	1,000.00	1,018.49	6.36	0.63%

(1)	Expenses are equal to the Fund's actual expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Expenses are equal to the Fund's hypothetical annualized expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(4)	Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short and interest expense.

The Royce Funds 2010 Semiannual Report to Shareholders | 39

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee*, President
Age: 70 | Number of Funds Overseen: 31 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 55 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 61 | Number of Funds Overseen: 31 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 72 | Number of Funds Overseen: 31 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 70 | Number of Funds Overseen: 31 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 68 | Number of Funds Overseen: 44 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 70 | Number of Funds Overseen: 31 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 64 | Number of Funds Overseen: 44 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 58 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 51 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 48 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 43 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 50 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

* Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

40 | The Royce Funds 2010 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2010, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2010 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell 2500 is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 index. The S&P 500 and S&P SmallCap 600 are indices of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is an unmanaged index of the world’s stock markets, excluding the United States. The Morgan Stanley Capital International (MSCI) World Small Core Index excluding U.S. is an unmanaged index of global small-cap stocks, excluding the United States. The MSCI AC (All Country) Asia Pacific Standard Core index is designed to measure the equity market performance of the developed and emerging markets in the Asia Pacific region. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

     The Funds invest primarily in limited number of securities which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these securities would cause a Fund’s overall value to decline to a greater degree. The Funds invest in mid-cap, small-cap and/or micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the respective prospectus.) Royce Select Fund I (up to 10%), Royce Select Fund II (up to 25%), Royce Global Select Fund (up to 100%), Royce SMid-Cap Select Fund (up to 25%) and Royce Asia-Pacific Select Fund (up to 100%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

• the Funds’ future operating results,
• the prospects of the Funds’ portfolio companies,
• the impact of investments that the Funds have made or may make,
• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
• the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2010 Semiannual Report to Shareholders | 41

Board Approval of Investment Advisory Agreement

At meetings held on June 9-10, 2010, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and The Royce Fund relating to each of Royce Select Fund I (“RS1”), Royce Select Fund II (“RS2”), Royce Global Select Fund (“RGS”), Royce SMid-Cap Select Fund (“RSS”) and Royce Asia-Pacific Select Fund (“RAP”)(the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category” (investment performance comparisons were not provided for RAP due to its limited operating history (less than one year of performance history)), information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research and brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that the Funds’ “all inclusive” management fee included the provision of administrative services and the payment of certain other ordinary operating expenses by R&A. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. RS1 fell in the first quartile within its Morningstar category for the three-, five- and ten-year periods ended December 31, 2009 and RS2 and RGS each fell in the first quartile for the three-year period ended December 31, 2009 (due to the limited operating histories of RSS and RAP (less than three years and one year of performance history, respectively) rankings were not available for these periods). In addition to RS1’s, RS2’s and RGS’s risk-adjusted performance, the trustees also reviewed the Funds’ absolute total returns and down-market performance. Because of RSS’s and RAP’s limited operating history, the Board placed less emphasis on its performance but noted that RSS fell in the third and fourth quartiles within its Morningstar category for the one-year period ended December 31, 2009 with respect to its risk-adjusted performance and absolute total return, respectively.

     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that the Funds’ performance, supported the renewal of each Fund’s Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. It was noted that the Funds each pay R&A an “all-inclusive” management fee equal to 12.5% of each Fund’s pre-high watermark total return and that R&A is responsible for paying most other ordinary operating expenses of the Funds. As part of their analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

42 | The Royce Funds 2010 Semiannual Report to Shareholders

    The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees noted the Funds charge an all-inclusive performance fee. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
    Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers with registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The trustees noted that due to the unique nature of their expense structure, direct comparisons of the Funds to other funds were not helpful. The Funds pay an all-inclusive management fee equal to 12.5% of their pre-fee total return, measured using a high watermark test and that R&A is responsible for paying most other ordinary operating expenses for them.
    The trustees also considered fees charged by R&A to institutional and other clients and noted that due to the unique nature of the Funds’ expense structure, direct comparisons to these other accounts were not helpful.
    The entire Board, including all of the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2010 Semiannual Report to Shareholders | 43

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44 | This page is not part of the 2010 Semiannual Report to Shareholders

How To Swim Upstream, Against The Grain, Away From The Crowd

“When in Rome, do as the Greeks.”
– Kenneth Burke
Here at Royce, we occasionally describe ourselves as contrarian investors. Although we regularly (and affectionately) define our approach as “value investing,” we also realize that the terms “value” and “growth” now carry so many varying shades of meaning—not all of them necessarily useful or sound—that for some people they may not go to the heart of what characterizes our time-tested style of asset management. We won’t be dispensing with the term “value” anytime soon, but “contrarian” also nicely encapsulates the way in which we conduct our daily investment practice.

There is also the important factor of one’s investment time horizon—how long is one willing to wait for other investors to recognize those allegedly sterling qualities that first attracted one’s money and interest? Closely related to this is conviction level—if the stock price continues to decline, but the company otherwise seems to be in sound financial condition, does an investor have the stomach to stick it out or, in some cases, add to the position? These are questions a contrarian investor must be able to answer if he or she seeks to successfully go against Wall Street’s consensus.

      The American Heritage Dictionary defines contrarian as, “One who takes a contrary view or action, especially an investor who makes decisions that contradict prevailing wisdom, as in buying securities that are unpopular at the time.” In defining our own contrarian bent, Royce’s Co-Chief Investment Officer, Whitney George, puts it this way: “More often than not, being a contrarian means standing alone. It requires an enormous amount of self-confidence to buy securities when the rest of the world is telling us, ‘These are bad ideas.’ Every day, we might be doing things that other smart people are insisting are wrong, so we have to believe strongly in what we are buying.” To us, then, being a contrarian involves far more than a willingness to swim against the current. It’s not just a matter of moving in the opposite direction of the market, a strategy that, if applied with no core investment principles of one’s own, would almost certainly lead to financial disaster.
      In fact, as useful as the dictionary definition is, it also leaves important questions unanswered. All value investors are, to some degree, contrarians because every investor who uses a value approach is looking for what they judge to be good companies selling at attractively low share prices. (Not to belabor the obvious, but for any stock price to be considered attractively low typically means one of two things: that much of the market believes it is not a worthwhile investment or that the majority of investors have failed to even notice the company’s existence.) Another issue is that how one determines company quality is likely to vary considerably from manager to manager.

Our own habit of being contrarian comes not out of a desire to flout conventional wisdom for its own sake, but from our commitment to doing what we think works best, regardless of what other investors may be buying or selling.

      Our own habit of being contrarian comes not out of a desire to flout conventional wisdom for its own sake, but from our commitment to doing what we think works best, regardless of what other investors may be buying or selling. Purchasing small-cap stocks when they are out of favor, when we may not have a firm idea of when their fortunes may be reversed, when it may take years—and several more stomach-churning plummets in the stock price—for an idea to be successful—all of this makes having a high level of conviction about companies an absolute necessity.
     The disciplined approach that we have been refining since the ’70s focuses on absolute, long-term returns. While we are hardly the only asset manager, even in the small-cap space, to adhere to this standard, much of Wall Street operates on a much narrower calendar, one in which quarterly results matter more than those of the full market or business cycle. Patience is a rare commodity in equity investing, as is the idea that, while beating a benchmark is wonderful, it is still far less important than helping investors to build wealth over long-term time periods.
     The qualities that we most commonly seek in small-cap companies—strong balance sheets, high returns on invested capital and the ability to generate free cash flow—are also not universally sought on Wall Street. Many investors who see the value in these qualities may not be as willing as we are to wait for them to bear fruit in the form of a company’s rising share price. This results in a relatively small number of people who share our passion for quality businesses as well as the patience to stick with them, even as others are busy following the pack. Which is exactly how we like it.

This page is not part of the 2010 Semiannual Report to Shareholders

Wealth Of Experience

With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, 11 assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus

Our goal is to offer both individual and institutional investors the best available smaller-cp portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $113 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com

General Information	RIA Services	Broker/Dealer Services	Shareholder Services	Royce InfoLine
Additional Report Copies	Fund Materials and	Fund Materials and	Transactions and	24-Hour Automated
and Prospectus Inquiries	Performance Updates	Performance Updates	Account Inquiries	Telephone Service
(800) 221-4268	(800) 33-ROYCE (337-6923)	(800) 59-ROYCE (597-6923)	(800) 841-1180	(800) 78-ROYCE (787-6923)

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

 (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/Charles M. Royce	BY: /s/ John D. Diederich
	Charles M. Royce	John D. Diederich
	President	Chief Financial Officer

Date: August 27, 2010		Date: August 27, 2010